UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number	811-10509

AXA PREMIER VIP TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas New York, New York 10104
(Address of principal executive offices)

PATRICIA LOUIE, ESQ. Vice President and Associate General Counsel AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104
(Name and Address of Agent for Service)

Copies to:

MARK AMOROSI, ESQ.

K&L Gates LLP

1601 K Street., N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - December 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

AXA Premier VIP Trust

2008 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

AXA Premier VIP Trust Annual Report

December 31, 2008

NOTES ON PERFORMANCE

Total Returns

Performance of the AXA Premier VIP Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the AXA Premier VIP Trust Portfolios. Changes in policy values depend not only on the investment performance of the AXA Premier VIP Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the AXA Premier VIP Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in both Class A and Class B shares of each Portfolio of the AXA Premier VIP Trust. The periods illustrated are from December 31, 1998 (or from the inception dates shown) through December 31, 2008. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable only to Class B shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Conservative Allocation Index (time-weighted)

Conservative Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 80% Barclays Capital Aggregate Bond Index and 20% S&P 500 Index from the inception of the AXA Conservative Allocation Fund (7/31/03) to 5/31/06, and 80% Barclays Capital Aggregate Bond Index, 15% S&P 500 Index and 5% Morgan Stanley Capital International EAFE Index, thereafter.

Conservative-Plus Allocation Index (time-weighted)

Conservative-Plus Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 60% Barclays Capital Aggregate Bond Index and 40% S&P 500 Index from the inception of the AXA Conservative-Plus Allocation Fund (7/31/03) to 5/31/06, and 60% Barclays Capital Aggregate Bond Index, 30% S&P 500 Index and 10% Morgan Stanley Capital International EAFE Index, thereafter.

Moderate Allocation Index (time-weighted)

Moderate Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 50% Barclays Capital Aggregate Bond Index and 50% S&P 500 Index from the inception of the AXA Moderate Allocation Fund (1/27/86) to 6/30/06, and 50% Barclays Capital Aggregate Bond Index, 35% S&P 500 Index and 15% Morgan Stanley Capital International EAFE Index, thereafter.

Moderate-Plus Allocation Index (time-weighted)

Moderate-Plus Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 25% Barclays Capital Aggregate Bond Index, 60% S&P 500 Index and 15% Morgan Stanley Capital International EAFE from the inception of the AXA Moderate-Plus Allocation Fund (7/31/03) to 8/31/05, and 30% Barclays

Capital Aggregate Bond Index, 50% S&P 500 Index and 20% Morgan Stanley Capital International EAFE Index, thereafter.

Aggressive Allocation Index (time-weighted)

Aggressive Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 10% Barclays Capital Aggregate Bond Index, 75% S&P 500 Index and 15% Morgan Stanley Capital International EAFE Index from the inception of the AXA Aggressive Allocation Fund (7/31/03) to 6/30/05, and 10% Barclays Capital Aggregate Bond Index, 65% S&P 500 Index and 25% Morgan Stanley Capital International EAFE Index, thereafter.

Barclays Capital Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australasia and the Far East.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 1000® Technology Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme.

Russell 1000® Health Care Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed Health Care companies by the Russell sector classification scheme.

Russell 2000 Growth Index

An unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

NOTES ON PERFORMANCE (Concluded)

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Growth Index

An unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Target 2015 Allocation Index, Target 2025 Allocation Index, Target 2035 Allocation Index, & Target 2045 Allocation Index

The composition of each benchmark adjusts on a quarterly basis to reflect the changes in the portfolio’s asset allocation. They are derived by applying the portfolios’ target allocations over time to the combination of the following benchmarks: the S&P 500 Index for U.S. stocks, the Morgan Stanley Capital International EAFE Index for non-U.S. stocks and the Barclays Capital U.S. Aggregate Index for bonds.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(10.79)%	1.96%	2.89%
Portfolio - B Shares	(11.02)	1.70	2.62
Conservative Allocation Index (time-weighted)	(5.00)	3.37	4.14
*	Date of inception 7/31/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (10.79)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Conservative Allocation Index (time-weighted), returned (5.00)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 22 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (69.3%), international bonds (6.3%), and high yield bonds (5.1%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (4.8%), large cap value stocks (5.4%), international stocks (4.6%) and small and mid cap stocks (4.5%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

AXA CONSERVATIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Money Market Portfolio	22.3%
EQ/Short Duration Bond Portfolio	15.3
Multimanager Core Bond Portfolio	11.6
EQ/Long Term Bond Portfolio	10.3
EQ/PIMCO Real Return Portfolio	7.7
EQ/Evergreen International Bond Portfolio	6.7
Multimanager High Yield Portfolio	4.7
EQ/Large Cap Growth PLUS Portfolio	4.2
EQ/BlackRock Basic Value Equity Portfolio	2.8
EQ/Large Cap Core PLUS Portfolio	2.3
Multimanager Large Cap Value Portfolio	1.9
Multimanager Large Cap Core Equity Portfolio	1.7
EQ/Quality Bond PLUS Portfolio	1.6
EQ/International Core PLUS Portfolio	1.4
Multimanager International Equity Portfolio	1.4
EQ/Davis New York Venture Portfolio	1.3
EQ/Boston Advisors Equity Portfolio	0.8
Multimanager Mid Cap Value Portfolio	0.8
EQ/BlackRock International Value Portfolio	0.6
EQ/Large Cap Value PLUS Portfolio	0.3
EQ/Van Kampen Emerging Markets Equity Portfolio	0.3
EQ/Marsico Focus Portfolio	0.0#
# Less Than 0.1%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$908.00	$0.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	906.40	1.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(19.24)%	0.80%	2.19%
Portfolio - B Shares	(19.45)	0.55	1.93
Conservative-Plus Allocation Index (time-weighted)	(14.46)	2.03	3.23
*	Date of inception 7/31/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (19.24)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Conservative-Plus Allocation Index (time-weighted), returned (14.46)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 27 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (51.7%), international bonds (5.6%), and high yield bonds (4.3%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (8.3%), large cap value stocks (9.8%), international stocks (9.5%) and small and mid cap stocks (10.8%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Money Market Portfolio	17.3%
EQ/Short Duration Bond Portfolio	9.3
Multimanager Core Bond Portfolio	8.7
EQ/Long Term Bond Portfolio	7.1
EQ/Large Cap Growth PLUS Portfolio	6.9
EQ/PIMCO Real Return Portfolio	6.1
EQ/BlackRock Basic Value Equity Portfolio	5.4
EQ/Evergreen International Bond Portfolio	5.0
Multimanager International Equity Portfolio	3.9
Multimanager High Yield Portfolio	3.8
Multimanager Large Cap Value Portfolio	3.7
EQ/International Core PLUS Portfolio	3.7
EQ/Large Cap Core PLUS Portfolio	3.7
EQ/Davis New York Venture Portfolio	2.2
Multimanager Large Cap Core Equity Portfolio	2.2
EQ/Boston Advisors Equity Portfolio	2.1
EQ/Quality Bond PLUS Portfolio	1.8
EQ/BlackRock International Value Portfolio	1.4
EQ/GAMCO Small Company Value Portfolio	1.3
EQ/Franklin Small Cap Value Portfolio	1.2
Multimanager Mid Cap Value Portfolio	0.9
EQ/Van Kampen Emerging Markets Equity Portfolio	0.7
EQ/Large Cap Value PLUS Portfolio	0.4
Multimanager Mid Cap Growth Portfolio	0.4
EQ/Small Company Index Portfolio	0.4
Multimanager Small Cap Value Portfolio	0.3
EQ/Marsico Focus Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$843.30	$0.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	841.90	1.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA MODERATE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – A Shares	(24.29)%	0.43%	1.99%	7.91%
Portfolio – B Shares**	(24.46)	0.19	1.74	7.65
Moderate Allocation Index (time-weighted)	(19.11)	1.33	2.36	8.63
*	Date of inception 1/27/86
**	Investment operations commenced with respect to Class B shares on July 8, 1998. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On August 15, 2003, the EQ/Balanced Portfolio was reorganized into the AXA Moderate Allocation Portfolio. Prior to that date, the predecessor fund invested directly in securities, rather than pursuing a “Fund of Funds” investment approach.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (24.29)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Moderate Allocation Index (time-weighted), returned (19.11)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 28 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (42.2%), international bonds (4.9%), and high yield bonds (4.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (9.6%), large cap value stocks (11.7%), international stocks (13.4%) and small and mid cap stocks (13.7%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

AXA MODERATE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
Multimanager Core Bond Portfolio	11.4%
EQ/Large Cap Growth PLUS Portfolio	8.4
EQ/Short Duration Bond Portfolio	8.0
EQ/BlackRock Basic Value Equity Portfolio	7.2
EQ/Quality Bond PLUS Portfolio	6.1
EQ/Long Term Bond Portfolio	5.6
Multimanager International Equity Portfolio	5.4
EQ/PIMCO Real Return Portfolio	5.2
EQ/Money Market Portfolio	5.1
EQ/Large Cap Core PLUS Portfolio	4.8
EQ/International PLUS Portfolio	4.7
EQ/Evergreen International Bond Portfolio	3.8
Multimanager Large Cap Value Portfolio	3.6
Multimanager High Yield Portfolio	3.6
EQ/Davis New York Venture Portfolio	2.3
Multimanager Large Cap Core Equity Portfolio	2.3
EQ/BlackRock International Value Portfolio	1.7
EQ/GAMCO Small Company Value Portfolio	1.7
EQ/Boston Advisors Equity Portfolio	1.4
Multimanager Mid Cap Value Portfolio	1.3
Multimanager Small Cap Growth Portfolio	1.2
EQ/Small Company Index Portfolio	1.1
EQ/Franklin Small Cap Value Portfolio	1.1
EQ/Van Kampen Emerging Markets Equity Portfolio	1.0
EQ/Large Cap Value PLUS Portfolio	0.9
Multimanager Mid Cap Growth Portfolio	0.6
Multimanager Small Cap Value Portfolio	0.4
EQ/Marsico Focus Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$805.10	$0.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	804.60	1.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(31.63)%	0.05%	2.27%
Portfolio - B Shares	(31.81)	(0.20)	2.01
Moderate-Plus Allocation Index (time-weighted)	(27.46)	0.79	2.90
*	Date of inception 7/31/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (31.63)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Moderate-Plus Allocation Index (time-weighted), returned (27.46)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 26 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (31.3%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (13.3%), large cap value stocks (16.4%), international stocks (19.4%) and small and mid cap stocks (19.6%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Large Cap Growth PLUS Portfolio	11.8%
Multimanager Core Bond Portfolio	11.4
EQ/BlackRock Basic Value Equity	9.7
Multimanager International Equity Portfolio	7.5
EQ/International Core PLUS Portfolio	6.4
EQ/Short Duration Bond Portfolio	6.0
Multimanager Large Cap Value Portfolio	5.9
EQ/Large Cap Core PLUS Portfolio	5.5
EQ/Long Term Bond Portfolio	4.5
Multimanager Large Cap Core Equity Portfolio	4.1
EQ/BlackRock International Value Portfolio	3.7
EQ/Davis New York Venture Portfolio	3.2
EQ/PIMCO Real Return Portfolio	3.1
Multimanager Small Cap Growth Portfolio	2.1
EQ/GAMCO Small Company Value Portfolio	1.9
Multimanager Small Cap Value Portfolio	1.8
EQ/Boston Advisors Equity Portfolio	1.6
EQ/Money Market Portfolio	1.6
Multimanager Mid Cap Value Portfolio	1.6
EQ/Large Cap Value PLUS Portfolio	1.5
EQ/Franklin Small Cap Value Portfolio	1.3
EQ/Van Kampen Emerging Markets Equity Portfolio	1.2
EQ/Quality Bond PLUS Portfolio	1.2
Multimanager Mid Cap Growth Portfolio	0.7
EQ/Small Company Index Portfolio	0.6
EQ/Marsico Focus Portfolio	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$750.90	$0.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	749.60	1.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(39.05)%	(1.42)%	0.96%
Portfolio - B Shares	(39.21)	(1.67)	0.70
Aggressive Allocation Index (time-weighted)	(35.13)	(0.58)	1.85
*	Date of inception 7/31/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (39.05)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Aggressive Allocation Index (time-weighted), returned (35.13)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 23 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (11.9%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (17.7%), large cap value stocks (20.9%), international stocks (25.3%) and small and mid cap stocks (24.2%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

AXA AGGRESSIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Large Cap Growth PLUS Portfolio	16.8%
EQ/BlackRock Basic Value Equity Portfolio	12.3
Multimanager Large Cap Value Portfolio	8.5
Multimanager International Equity Portfolio	8.3
EQ/BlackRock International Value Portfolio	7.0
EQ/Large Cap Core PLUS Portfolio	6.4
EQ/International Core PLUS Portfolio	6.2
Multimanager Core Bond Portfolio	5.7
EQ/Davis New York Venture Portfolio	5.5
Multimanager Large Cap Core Equity Portfolio	5.1
EQ/GAMCO Small Company Value Portfolio	3.1
Multimanager Small Cap Growth Portfolio	2.8
EQ/Franklin Small Cap Value Portfolio	2.1
EQ/Large Cap Value PLUS Portfolio	2.0
EQ/Van Kampen Emerging Markets Equity Portfolio	1.5
EQ/Boston Advisors Equity Portfolio	1.5
Multimanager Mid Cap Value Portfolio	1.4
Multimanager Small Cap Value Portfolio	1.2
EQ/PIMCO Real Return Portfolio	1.0
Multimanager Mid Cap Growth Portfolio	0.9
EQ/Small Company Index Portfolio	0.3
EQ/Quality Bond PLUS Portfolio	0.2
EQ/Marsico Focus Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$690.40	$0.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class B
Actual	1,000.00	689.10	1.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.10% and 0.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO ADVISERS

➢    AllianceBernstein L.P.

➢    Legg Mason Capital Management, Inc.

➢    Marsico Capital Management, LLC

➢    ClearBridge Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – A Shares	(46.55)%	(5.18)%	(5.24)%	7.13%
Portfolio – B Shares**	(46.68)	(5.41)	(5.48)	6.91
Russell 3000 Growth Index	(38.44)	(3.33)	(4.01)	7.56
*	Date of inception 1/27/86
**	Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees. Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (46.55)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 3000 Growth Index, returned (38.44)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 3000 Growth Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

In terms of individual holdings, Amgen Inc., ImClone Systems, and Genentech, all in the Health Care sector, made significant positive contributions to Portfolio performance. Biogen IDEC Inc. and Genzyme Corp. were also positive contributors in the sector relative to the benchmark.

•	McDonald’s Corp. was another individual position that had a positive impact on performance.

•	Performance benefited from overweight positions relative to the benchmark in Quanta Services Inc., Comcast Corp. and home improvement retailer Lowe’s Companies Inc.

•	A slight overweight in the Energy sector also added to performance for the year.

What hurt performance during the year

•

Losses in the Financials sector were the primary detractors from performance, including Lehman Brothers Holdings Inc., AIG, Freddie Mac, Citigroup Inc. and Merrill Lynch. Each of these companies suffered multi-billion dollar write-downs from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or was taken over in a fire sale. A relative overweight in the sector relative to the benchmark exacerbated the negative impact.

•	Information Technology stock selection was also strongly negative, although no single holding stands out.

•

Among the benchmark’s strongest-performing sectors in the period was Consumer Staples. By maintaining an underweighted posture in this area of investment, the Portfolio missed an opportunity to enhance performance.

•	Energy stock selection detracted from performance, with Weatherford International the leading individual detractor in the sector.

•	Consumer Discretionary stock selection was also negative, with a position in hotel/casino operators Las Vegas Sands Corp. a notable detractor.

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Health Care	22.3%
Information Technology	20.2
Consumer Discretionary	15.5
Industrials	14.9
Financials	9.5
Energy	8.7
Consumer Staples	4.7
Materials	2.8
Investment Companies	0.2
Utilities	0.1
Cash and Other	1.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$626.40	$3.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class B
Actual	1,000.00	625.60	4.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.38
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.80% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO ADVISERS

➢    BlackRock Financial Management, Inc.

➢    Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Incept.*
Portfolio - A Shares	2.55%	3.86%	4.53%
Portfolio - B Shares	2.30	3.62	4.28
Barclays Capital Aggregate Bond Index	5.24	4.65	5.36
*	Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned 2.55% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Aggregate Bond Index, returned 5.24% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

The Portfolio was positioned on the front end of yield curves in certain developed countries outside the U.S., including the U.K. and Australia. This paid off as markets began to price in rate cuts by global central banks.

•	The Portfolio’s underweight exposure to investment grade credit contributed positively to performance as spreads widened throughout the year.

•

Security selection within the commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors proved beneficial as well, as the Portfolio’s underlying holdings held up better than the average issues within each sector.

What hurt performance during the year

•

The Portfolio’s performance was hindered by its overweight exposure to spread assets, including ABS, mortgage-backed securities (MBS) and CMBS, as spreads widened and the market experienced a flight to quality, which benefited U.S. Treasury securities. Spread assets experienced historic levels of volatility throughout the year, as investors continued to avoid risky assets and forced de-leveraging by hedge funds and banks put tremendous pressure on the underlying bonds in these sectors. Exposure to CMBS and non-agency adjustable-rate mortgages (ARMs) proved most detrimental.

•	Holdings in Lehman Brothers were a significant detractor from Portfolio performance. An overweight to financials such as JPMorgan, Goldman Sachs, and Bank of America also hurt performance.

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	2.6
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	3.4
Weighted Average Rating	AA+
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

MULTIMANAGER CORE BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	93.2%
Corporate Bonds	23.8
Asset Backed and Mortgage-Backed Securities	15.4
Foreign Government Securities	1.1
Municipal Bonds	0.8
Commercial Paper	0.4
Cash and Other	(34.7)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$1,012.30	$3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class B
Actual	1,000.00	1,011.00	5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO ADVISERS

➢    Invesco Aim Capital Management, Inc.

➢    RCM Capital Management LLC

➢    Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Incept.*
Portfolio - A Shares	(26.69)%	0.36%	0.70%
Portfolio - B Shares	(26.97)	0.09	0.44
Russell 1000 Index	(37.60)	(2.04)	(1.21)
Russell 1000 Health Care Index†	(22.40)	(0.18)	(0.97)
*	Date of inception 12/31/01
†	The Investment Manager believes the Russell 1000 Health Care Index more closely reflects the market sectors in which the Portfolio invests.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (26.69)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Health Care Index, returned (22.40)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000 Healthcare Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

An overweight relative to the benchmark in the biotechnology sector was the leading contributor to performance. In the sector, Millenium Pharmaceuticals shares increased as sales of Velcade, a treatment for blood cancer, reached the $1 billion dollar mark. In addition, an overweight in Imclone helped performance, as the mid-cap company was acquired by Eli Lilly after a colorful bidding war that included Bristol-Myers Squibb and Carl Icahn.

•

The Portfolio’s underweight in Merck also helped performance due to further negative news on Vytorin/Zetiaposition, its high-cholesterol drug, and weakening prescriptions of its vaccine against cervical cancer.

•

The Portfolio’s underweights in the bellwether HMOs Wellpoint and UnitedHealth were also contributors to performance. Mishaps in underwriting, as well as perceived risk in their investment portfolios as the credit crisis unfolded, drove the stocks down.

•

Shares of Japanese pharmaceutical company Shionogi rose as its blockbuster cholesterol-lowering drug Crestor demonstrated extremely strong efficacy. Moreover, its drug pipeline, particularly its antiobesity drug S2367, continues to make progress. Unlike many pharmaceutical firms in Japan, Shionogi does not face a 2010-11 patent expiration issue.

What hurt performance during the year

•

Although an overweight in the sector was a positive contributor, overall biotechnology stock selection proved detrimental to performance. The Portfolio had an underweight relative to the benchmark in Amgen Inc., which performed well during the year. Emerging pharmaceutical company Human Genome Sciences had disappointing results for the year.

•

The top individual detractor from performance was the Portfolio’s underweight in Johnson & Johnson. This traditionally defensive name posted solid earnings through most of the year, and had generally positive news flow on its lead pipeline compound called Rivaroxaban, an oral anticoagulant.

•	A slight overweight in the Health Care Equipment and Supplies sector dragged down performance.

•	Security selection in pharmaceuticals, as well as a large underweight position, contributed to the Portfolio’s underperformance relative to the benchmark.

•	Security selection in the life sciences tools and services sector was also a detractor.

•	Health Net Inc. suffered losses as enrollment declined due to rising unemployment. An overweight position relative to benchmark hurt results.

MULTIMANAGER HEALTH CARE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Pharmaceuticals	29.8%
Biotechnology	24.5
Health Care Equipment	15.5
Managed Health Care	8.3
Health Care Services	6.8
Life Sciences Tools & Services	3.2
Health Care Distributors	1.8
Consumer Staples	1.6
Health Care Facilities	0.8
Health Care Supplies	0.8
Health Care Technology	0.3
Information Technology	0.1
Financials	0.1
Cash and Other	6.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$811.20	$6.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.85	7.35
Class B
Actual	1,000.00	809.60	7.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.54	8.67
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.45% and 1.71%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO ADVISERS

➢    Pacific Investment Management Company LLC (PIMCO)

➢    Post Advisory Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – A Shares	(23.39)%	(0.31)%	0.47%	5.82%
Portfolio – B Shares**	(23.55)	(0.56)	0.22	1.37
Merrill Lynch U.S. High Yield
Master Cash Pay Only Index	(26.21)	(0.84)	2.27	6.80
*	Date of inception 1/2/87
**	Investment operations commenced with respect to Class B shares on October 2, 1996. Returns shown for Class B shares prior to this period are derived from the historical performance of Class A shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (23.39)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned (26.21)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	An above-benchmark average quality contributed to performance, as the flight to safety benefited higher rated bonds relative to low quality.

•

An overweight to Utilities, which was among the top performing industry categories during the second half of the year, added to performance. Furthermore, within the Utilities sector, a focus on upper quality tier electric generation companies, which outpaced the broader sector, was additive.

•	An underweight to metals and mining, which fell alongside the decline in commodities, helped relative Portfolio performance.

•	Security selection in the consumer cyclical sector, where auto loans and auto parts/equipment led the broader industry category, contributed to performance.

•	A position in Ford Motor Credit rallied in tandem with GMAC’s bonds following the government’s financial backing (as these two separate bonds have traded together).

What hurt performance during the year

•

An emphasis on high grade financials was negative for returns throughout most of the year, as unparalleled volatility weighed on all capital markets; however, an allocation to that sector was a strong contributor to performance during the fourth quarter as the federal government pledged to stabilize the financial system.

•	An underweight to the aerospace and defense sector, which was among the top performing industry categories, hurt relative returns.

•	An underweight to consumer non-cyclicals detracted from returns, as this sector bested the overall market on the backs of strong tobacco, pharmaceuticals, and beverage sector returns.

•

The lack of exposure to GM & GMAC caused significant underperformance relative to the benchmark, as GMAC’s bonds were up strongly in the last two weeks of December, and the lowest quality (Ca/D) sector was up for the month as well.

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	6.1
Weighted Average Coupon (%)	8.0
Weighted Average Modified Duration (Years)*	3.5
Weighted Average Rating	BB
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

MULTIMANAGER HIGH YIELD PORTFOLIO

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
Corporate Bonds	87.7%
Government Securities	3.0
Convertible Bonds	1.0
Asset Backed Securities	0.9
Convertible Preferred Stocks	0.9
Commercial Paper	0.3
Cash and Other	6.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$778.50	$3.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.27	3.91
Class B
Actual	1,000.00	777.60	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.18
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.77% and 1.02%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO ADVISERS

➢    AllianceBernstein L.P.

➢    JPMorgan Investment Management Inc.

➢    Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Incept.*
Portfolio - A Shares	(47.13)%	0.49%	1.29%
Portfolio - B Shares	(47.23)	0.23	1.05
MSCI EAFE Index	(43.38)	1.66	3.41
*	Date of inception 12/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (47.13)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI EAFE Index, returned (43.38)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the MSCI EAFE Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	For the benchmark, Financials was among the weakest-performing industry groups. Therefore, the Portfolio’s underweighted posture in this area of investment benefited relative performance results.

•	Health Care holding Teva Pharmaceuticals was the leading individual contributor to relative performance for the year.

•	An underweight position in mining operator Rio Tinto boosted results, as this benchmark holding depreciated significantly.

What hurt performance during the year

•

Stock selection in the Financial sector was the largest detractor from returns in 2008. Detractors included Japan’s Mizuho Financial Group Inc., financial services provider ING Groep N.V., HBOS PLC, Fortis and French-based BNP Paribas.

•	Consumer Discretionary stock selection was negative, especially a position in hotel/casino operator Las Vegas Sands Corp.

•	Industrials, Energy, Information Technology and Materials stock selection also detracted from relative performance.

•

For the benchmark, Utilities was among the strongest-performing sectors. By maintaining an underweighted posture to the sector throughout the year, the Portfolio incurred an opportunity cost on relative performance.

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	19.2%
Energy	11.5
Industrials	10.9
Health Care	10.3
Consumer Discretionary	9.3
Information Technology	8.6
Materials	7.6
Consumer Staples	7.6
Telecommunication Services	7.3
Utilities	3.1
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$596.70	$5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.75	6.44
Class B
Actual	1,000.00	595.80	6.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.50	7.71
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.27% and 1.52%, respectively, multiplied by the average account value over the period, multiplied by 184/366(to reflect the one-half year period).

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO ADVISERS

➢    AllianceBernstein L.P.

➢    Janus Capital Management LLC

➢    Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(39.40)%	(3.10)%	(2.26)%
Portfolio - B Shares	(39.61)	(3.32)	(2.49)
S&P 500 Index	(37.00)	(2.19)	(1.53)
*	Date of inception 12/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (39.40)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the S&P 500 Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Holdings and an overweight in the Health Care sector added to relative performance.

•

Within Health Care, Genentech made a positive contribution to performance for the year. The California-based biotech leader moved ahead during the second half of the year after receiving a take-out bid from Swiss-based Roche, which already owned a majority share of the company.

•	Gilead Sciences benefited from a steady customer base and strong execution of its business model.

•

UnitedHealth Group rose modestly after several quarters of weakness. The managed care company has been impacted by investor worries that rising unemployment will negatively impact the number of patients it can insure.

•	An underweight position in the Financials sector also helped relative performance.

What hurt performance during the year

•	Holdings within the Information Technology sector, coupled with an overweight to the sector as a whole, were the main detractors from performance.

•	Consumer Staples stock selection and an underweight in the sector also detracted from performance, as did Consumer Discretionary stock selection.

•	Energy stock selection was negative, led by an underweight position in Exxon Mobil Corp.

•	Glass manufacturer Corning declined due to concerns about weakening consumer spending which might impact liquid crystal display (LCD) wide screen televisions, a key market for Corning.

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Health Care	19.1%
Information Technology	17.5
Financials	14.1
Consumer Discretionary	10.9
Energy	10.6
Consumer Staples	8.0
Telecommunication Services	4.3
Industrials	3.5
Utilities	1.8
Materials	1.2
Cash and Other	9.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$716.40	$3.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.59	4.32
Class B
Actual	1,000.00	714.60	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.34	5.57
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.09% and 1.34%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO ADVISERS

➢    T.Rowe Price Associates, Inc.

➢    Westfield Capital Management Company, LP**

➢    Goodman & Co. NY Ltd.***

PERFORMANCE RESULTS

** Effective August 1, 2008, Westfield Capital Management Company, LP replaced RCM Capital Management LLC as a sub-advisor of the Portfolio.

*** Effective August 1, 2008, Goodman & Co. NY Ltd. replaced TCW Investment Management Company as a sub-advisor of the Portfolio.

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(45.32)%	(6.74)%	(6.24)%
Portfolio - B Shares	(45.39)	(6.96)	(6.46)
Russell 1000 Growth Index	(38.44)	(3.42)	(3.38)
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (45.32)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000 Growth Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

An overweight position in the Health Care sector contributed positively to performance compared with the benchmark. The Portfolio’s biotechnology holdings were responsible for the bulk of the outperformance in this sector, led by Gilead Sciences Inc., Genentech Inc., and Celgene Corp.

•	Wireless chipmaker QUALCOMM Inc. was the leading contributor to relative performance.

•

An underweight position in the Energy sector also added value, especially in the second half of the year as oil and gas prices fell precipitously from record highs reached in July, leading to a sharp decline in energy stocks.

What hurt performance during the year

•	Stock selection was weak in the Industrials and Consumer Discretionary sectors.

•	A substantial underweight position in Consumer Staples, which was the top-performing sector in the benchmark, had a significant negative impact on relative results.

•	Security selection and an overweight position in the Information Technology sector also weighed on performance compared with the benchmark.

•

The Health Care sector was another source of relative underperformance. Investor interpretation of trial results for an Alzheimer’s drug in development and side effect issues with their lead multiple sclerosis drug led to weakness in Portfolio holding Elan PLC.

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	31.0%
Health Care	26.3
Industrials	10.0
Consumer Discretionary	9.7
Financials	5.3
Energy	4.8
Consumer Staples	4.7
Materials	3.7
Telecommunication Services	2.4
Utilities	0.5
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$605.30	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class B
Actual	1,000.00	605.60	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.10% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

➢    AllianceBernstein L.P.

➢    Institutional Capital LLC

➢    MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(37.33)%	(0.83)%	0.19%
Portfolio - B Shares	(37.49)	(1.06)	(0.05)
Russell 1000 Value Index	(36.85)	(0.97)	0.78
* Date of inception 12/31/01 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (37.33)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000 Value Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Stock selection in the Information Technology sector contributed strongly to relative results.

•

The Portfolio’s underweighted positioning in the Financial Services sector also aided relative performance, as did stock selection. Underweighting insurance firm American International Group (AIG) and international financial conglomerate Citigroup also bolstered relative returns.

•	Health Care holding Wyeth was the leading individual contributor to relative returns.

•	An underweighted position in poor-performing diversified industrial conglomerate General Electric also helped relative performance.

What hurt performance during the year

•	An underweighted position in integrated oil and gas company Exxon Mobil hindered relative results.

•	Stock selection in the Health Care sector was another detractor from performance. The Portfolio’s overweighted position in Merck & Co. held back relative results.

•	An underweight posture in the Utilities sector also subtracted from relative performance.

•	Textron Inc., the world’s largest maker of corporate jets, was a poor performer for the Portfolio during the year.

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	17.7%
Energy	15.7
Consumer Staples	12.3
Health Care	11.5
Information Technology	10.3
Consumer Discretionary	10.1
Industrials	8.0
Telecommunication Services	5.5
Materials	3.1
Utilities	3.0
Cash and Other	2.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$723.70	$4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.38
Class B
Actual	1,000.00	724.20	5.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.55	6.65
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.06% and 1.31%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISERS

➢    AllianceBernstein L.P.

➢    Franklin Advisers, Inc.

➢    Wellington Management Company, LLC***

PERFORMANCE RESULTS

*** Effective July 31, 2008, Wellington Management Company, LLP replaced Provident Investment Counsel, Inc. as a sub-advisor of the Portfolio.

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(43.47)%	(3.24)%	(4.00)%
Portfolio - B Shares	(43.68)	(3.45)	(4.23)
Russell 2500 Growth Index	(41.50)	(2.24)	(1.09)
* Date of inception 12/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (43.47)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned (41.50)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2500 Growth Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Consumer Discretionary stock selection was the leading contributor to relative performance, led by educational services company Strayer Education.

•	A slight overweight in the Energy sector also added to relative performance, with Southwestern Energy and Patriot Coal Corp. notable individual contributors.

•	Industrials holdings Allegiant Travel, a charter flight operator, contributed to Portfolio returns.

•	Avoiding Sirius XM Radio Inc. was positive for the Portfolio.

•	Wabtec Corp. and Celgene Corp. also added to returns for the year.

What hurt performance during the year

•	Stock selection in the Health Care, Financials and Information Technology sectors detracted the most from relative performance.

•

Individual holdings detracting from performance included Cliffs Natural Resources, Nvidia Corp., Chicago Bridge & Iron, Tomotherapy Inc., IntercontinentalExchange, Inc., Focus Media Holdings Ltd., and Flowserve Corp.

MULTIMANAGER MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	29.2%
Health Care	17.9
Consumer Discretionary	14.9
Industrials	14.8
Energy	6.8
Financials	5.7
Consumer Staples	3.0
Telecommunication Services	2.1
Materials	1.7
Investment Companies	0.6
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$605.30	$5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.75
Class B
Actual	1,000.00	605.60	6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.19	8.01
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.33% and 1.58%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Rosenberg Investment Management LLC

➢    Tradewinds Global Investors, LLC***

➢    Wellington Management Company, LLP

PERFORMANCE RESULTS

*** Effective December 1, 2008, Tradewinds Global Investors, LLC replaced TCW Management Investment Company as a sub-advisor to the Portfolio.

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(35.88)%	(1.63)%	(0.40)%
Portfolio - B Shares	(35.99)	(1.90)	(0.66)
Russell 2500 Value Index	(31.99)	(0.15)	3.78
* Date of inception 12/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (35.88)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2500 Value Index, returned (31.99)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2500 Value Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

With a strong stock selection, Materials was the only sector to make significant positive contribution relative to benchmark. Notable holdings included LIHIR Gold Ltd., Newmont Mining Corp., Gold Fields Ltd. and Kinross Gold Corp.

•	Health Care holding Edwards Lifesciences, which was not a benchmark component, also added to relative performance.

•	Financials sector holdings Peoples United Financials, Hudson City Bancorp, and Knight Capital Group were notable contributors to relative performance.

•	Shares of Barr Pharmaceuticals, a global pharmaceutical company with both proprietary and generic drug operations, rose in mid-July following an announcement that they would be acquired by Teva.

What hurt performance during the year

•	Stock selection overall detracted from performance, particularly in the Industrials sector.

•	Sector selection was a drag on performance, including a significant underweight in Financials and overweights in Energy and Information Technology.

•	IT stock selection was also detrimental, led by holding THQ Inc., an international developer and publisher of video games.

•	Stock selection in the Consumer Staples and Consumer Discretionary sectors also hurt relative performance.

MULTIMANAGER MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	17.6%
Materials	16.5
Industrials	12.9
Information Technology	9.2
Energy	8.9
Consumer Discretionary	8.8
Health Care	7.6
Consumer Staples	7.1
Utilities	6.7
Telecommunication Services	2.4
Cash and Other	2.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$688.80	$5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.55	6.65
Class B
Actual	1,000.00	686.60	6.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.24	7.96
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.31% and 1.57%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO ADVISERS

➢    Eagle Asset Management, Inc.

➢    Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – A Shares*	(32.08)%	(4.29)%	1.38%	(31.94)%
Portfolio – B Shares	(42.21)	(4.36)	1.34	(2.21)
Russell 2000 Growth Index	(38.54)	(2.35)	(0.76)	0.08
*	Date of inception 1/22/08.
**	Date of inception 12/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class B shares returned (42.21)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2000 Growth Index, returned (38.54)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 2000 Growth Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Strong stock selection in the Information Technology sector, including a strong relative performance from Quality Systems Inc., EMS Technologies Inc. and Solera Holdings Inc., benefited performance.

•	Quality Systems, an information-processing systems marketer to medical and dental group practices, exceeded revenue and profit expectations, which aided performance.

•

EMS Technologies, which provides products to the satellite and wireless communications markets, beat earnings expectations and reiterated full-year guidance, which is notable given current macroeconomic headwinds.

•

Thoratec Corp. was the leading individual relative contributor. After years of development, Thoratec received U.S. Food and Drug Administration approval for expanded use of its artificial heart in April and the company continues to exceed earnings expectations.

•

The Energy sector was a positive contributor to performance, due to an underweight position. Oil was down in the second half of the year, which depressed the sector considerably, so owning less benefited performance.

What hurt performance during the year

•	Financial sector stock selection hurt the Portfolio, in particular FCStone Group, an integrated commodity risk management company which traded down due to disappointing earnings.

•	Holdings in the Industrials, Health Care and Consumer Discretionary sectors also relatively underperformed the benchmark for the year.

•	In Energy, the portfolio lagged due in part to not holding Alpha Natural Resources and to OYO Geospace, which sold off during the first quarter due to delays in receiving anticipated contracts.

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	28.9%
Health Care	23.9
Industrials	15.6
Consumer Discretionary	14.6
Energy	5.0
Financials	4.9
Materials	3.0
Investment Companies	1.5
Telecommunication Services	1.1
Consumer Staples	0.7
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$675.20	$6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.85	7.35
Class B
Actual	1,000.00	673.50	6.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.75	7.46
*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.45% and 1.47%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISERS

➢    Lazard Asset Management LLC

➢    Franklin Advisory Services, LLP

➢     Pacific Global Management Company***

PERFORMANCE RESULTS

*** Effective July 18, 2008, Pacific Global Management Company was added as a sub-advisor of the Portfolio.

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – A Shares*	(37.75)%	(4.20)%	3.12%	2.15%
Portfolio – B Shares	(37.87)	(4.43)	2.96	2.01
Russell 2000 Value Index	(28.92)	0.27	6.11	4.90
*	Date of inception 10/2/02. Returns shown for Class A shares prior to this period are derived from the historical performance of Class B shares adjusted to reflect the 12b-1 fees, applicable to Class B shares; Class A shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (37.75)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2000 Value Index, returned (28.92)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	A relative overweight in the Industrials sector was the leading area of contribution.

•	Energy holding Goodrich Petroleum Corp. and Consumer Discretionary holding Arvinmeritor Inc. were the leading individual contributors to relative performance.

•	CastlePoint Holdings in the Financials sector was another notable contributor.

•

Stock selection in the Consumer Staples sector was a strong contributor to returns. Pantry Inc., a gas station operator, rebounded from earlier lows on anticipation of strong gas margins due to falling crude prices.

What hurt performance during the year

•	An overweight in the Energy sector as well as poor stock selection were the leading detractors from relative performance. Holdings declined significantly with falling oil prices.

•	A significant underweight in the Financials sector also detracted from performance.

•	Stock selection in the Materials sector detracted from returns. Declining commodity prices, the global slowdown, and weakening end markets impacted many companies in this sector.

•	A relative overweight in the Consumer Discretionary sector was also negative.

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	22.6%
Industrials	22.3
Information Technology	11.9
Consumer Discretionary	11.0
Materials	8.2
Energy	6.0
Health Care	5.8
Utilities	5.1
Consumer Staples	2.4
Telecommunication Services	1.3
Cash and Other	3.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$702.60	$5.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.29
Class B
Actual	1,000.00	702.60	6.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.65	7.56

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.24% and 1.49%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO ADVISERS

➢    Firsthand Capital Management, Inc.

➢    RCM Capital Management LLC

➢    Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Inception*
Portfolio - A Shares	(46.97)%	(4.52)%	(4.54)%
Portfolio - B Shares	(47.15)	(4.74)	(4.78)
Russell 1000 Index	(37.60)	(2.04)	(1.21)
Russell 1000 Technology Index†	(42.21)	(4.96)	(4.78)
*	Date of inception 12/31/01
†	The Investment Manager believes the Russell 1000 Technology Index more closely reflects the market sectors in which the Portfolio invests.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (46.97)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Technology Index, returned (42.21)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) which helped or hurt the Portfolio’s performance relative to its benchmark, the Russell 1000 Technology Index.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Shares of the consumer electronics company Apple Inc. fell on worries of a slowdown in consumer spending in this recessionary environment. The Portfolio benefited from an underweight position relative to the benchmark.

•	An overweight in the IT Services sector also helped relative performance.

•	Not holding Motorola Inc., which dragged on benchmark performance, also added to relative performance.

•	Household Durables stock selection was positive for Portfolio performance.

What hurt performance during the year

•

Computers and Peripherals stock selection was the largest detractor from relative performance. This included an underweight position in IBM, which rose over the course of the year due to strong results, and an overweight position in disk-drive manufacturer Seagate Technology, which suffered from slowing demand and a more competitive pricing environment for hard drives.

•	Security selection in the Communications Equipment, Internet Services, and Software sectors dragged on relative performance.

•

In Communications Equipment, Research in Motion, the Canadian-based wireless telecommunications manufacturer and service provider, declined on the back of the company’s announcement of a lower-than-expected forecast and concerns of weaker margins. The company’s shares were also hit by the fear that the economic slowdown will hurt business spending.

•

After several years of strong performance, Internet Services holding Google stumbled badly in 2008. The Internet search and advertising leader’s stock finished the year lower as investors feared that a slowdown in online advertising would hurt the company’s revenue growth.

•

Electronic Arts, an interactive entertainment software company developing video and computer games, reported disappointing results due in part to higher development and marketing costs and reduced its earnings guidance due to a softening economy, product delays, and unfavorable currency effects.

MULTIMANAGER TECHNOLOGY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Software	20.4%
Semiconductors & Semiconductor Equipment	17.2
Communications Equipment	16.3
Computers & Peripherals	14.7
Internet Software & Services	7.6
IT Services	7.0
Industrials	4.9
Telecommunication Services	3.0
Consumer Discretionary	2.1
Electronic Equipment, Instruments & Components	1.9
Materials	0.4
Investment Companies	0.2
Energy	0.0#
Cash and Other	4.3

Total	100.0%

# Less than 0.1%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class A
Actual	$1,000.00	$612.60	$5.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.90	7.30
Class B
Actual	1,000.00	612.30	6.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.59	8.62

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 1.44% and 1.70%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TARGET 2015 ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	Since Inception*
Portfolio - A Shares	(30.31)%	(8.70)%
Portfolio - B Shares	(30.50)	(8.94)
Target 2015 Allocation Index	(26.51)	(6.87)
* Date of inception 8/31/06 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (30.31)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Target 2015 Allocation Index, returned (26.51)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 11 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (29.9%) and high yield bonds (5.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (11.5%), large cap value stocks (12.2%), international stocks (23.9%) and small and mid cap stocks (17.0%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

TARGET 2015 ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Bond Index Portfolio	27.0%
EQ/Equity 500 Index	24.6
EQ/International ETF Portfolio	17.9
Multimanager High Yield Portfolio	6.1
Multimanager Large Cap Value Portfolio	5.7
EQ/Van Kampen Emerging Markets Equity	5.3
Multimanager Aggressive Equity Portfolio	4.9
EQ/Small Company Index Portfolio	4.7
Multimanager Mid Cap Value Portfolio	2.5
EQ/PIMCO Real Return Portfolio	1.0
Multimanager Mid Cap Growth Portfolio	0.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08
Class A
Actual	$1,000.00	$766.80	$1.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class B
Actual	1,000.00	766.40	2.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TARGET 2025 ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	Since Inception*
Portfolio - A Shares	(34.83)%	(10.97)%
Portfolio - B Shares	(35.00)	(11.20)
Target 2025 Allocation Index	(31.17)	(9.19)
* Date of inception 8/31/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (34.83)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Target 2025 Allocation Index, returned (31.17)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 11 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (19.0%) and high yield bonds (3.6%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (14.3%), large cap value stocks (15.2%), international stocks (26.4%) and small and mid cap stocks (21.5%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

TARGET 2025 ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Equity 500 Index	32.2%
EQ/International ETF Portfolio	20.2
EQ/Bond Index Portfolio	16.3
EQ/Small Company Index Portfolio	6.5
Multimanager Large Cap Value Portfolio	6.0
EQ/Van Kampen Emerging Markets Equity	5.4
Multimanager Aggressive Equity Portfolio	5.4
Multimanager High Yield Portfolio	4.0
Multimanager Mid Cap Value Portfolio	3.0
EQ/PIMCO Real Return Portfolio	0.8
Multimanager Mid Cap Growth Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08
Class A
Actual	$1,000.00	$729.80	$1.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class B
Actual	1,000.00	728.60	2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

TARGET 2035 ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	Since Inception*
Portfolio - A Shares	(37.94)%	(12.52)%
Portfolio - B Shares	(38.01)	(12.69)
Target 2035 Allocation Index	(34.90)	(11.04)
* Date of inception 8/31/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (37.94)% for the year December 31, 2008. The Portfolio’s benchmark, the Target 2035 Allocation Index, returned (34.90)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 11 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (10.0%) and high yield bonds (2.3%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (16.7%), large cap value stocks (17.8%), international stocks (29.3%) and small and mid cap stocks (23.9%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

TARGET 2035 ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Equity 500 Index	39.1%
EQ/International ETF Portfolio	22.5
EQ/Bond Index Portfolio	7.5
EQ/Small Company Index Portfolio	6.8
EQ/Van Kampen Emerging Markets Equity	6.2
Multimanager Large Cap Value Portfolio	6.2
Multimanager Aggressive Equity Portfolio	5.7
Multimanager Mid Cap Value Portfolio	2.6
Multimanager High Yield Portfolio	2.5
EQ/PIMCO Real Return Portfolio	0.5
Multimanager Mid Cap Growth Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08
Class A
Actual	$1,000.00	$702.70	$1.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class B
Actual	1,000.00	702.60	2.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period ).

TARGET 2045 ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	Since Inception*
Portfolio - A Shares	(41.18)%	(14.15)%
Portfolio - B Shares	(41.33)	(14.37)
Target 2045 Allocation Index	(38.67)	(13.02)
* Date of inception 8/31/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class A shares returned (41.18)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Target 2045 Allocation Index, returned (38.67)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team also is responsible for the ongoing evaluation and selection of underlying Portfolios and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S. equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 8 underlying EQ Advisors Trust and AXA Premier VIP Portfolios.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (1.9%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (18.7%), large cap value stocks (19.8%), international stocks (32.0%) and small and mid cap stocks (27.6%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the Target Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

TARGET 2045 ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Equity 500 Index	44.3%
EQ/International ETF Portfolio	24.6
EQ/Small Company Index Portfolio	8.4
EQ/Van Kampen Emerging Markets Equity	6.7
Multimanager Aggressive Equity Portfolio	6.2
Multimanager Large Cap Value Portfolio	6.2
Multimanager Mid Cap Value Portfolio	2.9
Multimanager Mid Cap Growth Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08
Class A
Actual	$1,000.00	$671.80	$1.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
Class B
Actual	1,000.00	671.50	2.52
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

*	Expenses are equal to the Portfolio’s Class A and Class B shares annualized expense ratios of 0.35% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	4,227,045	$40,859,007
EQ/BlackRock International Value Portfolio‡	1,018,655	8,851,457
EQ/Boston Advisors Equity Income Portfolio‡	2,730,746	11,639,215
EQ/Davis New York Venture Portfolio‡	2,796,474	18,776,904
EQ/Evergreen International Bond Portfolio‡	10,168,314	97,180,719
EQ/International Core PLUS Portfolio‡	2,997,597	20,370,684
EQ/Large Cap Core PLUS Portfolio‡	6,041,380	34,200,344
EQ/Large Cap Growth PLUS Portfolio‡	5,442,603	61,611,302
EQ/Large Cap Value PLUS Portfolio‡	549,707	4,262,971
EQ/Long Term Bond Portfolio‡	11,032,272	149,643,370
EQ/Marsico Focus Portfolio‡	64,221	663,549
EQ/Money Market Portfolio‡	324,897,708	324,912,338
EQ/PIMCO Real Return Portfolio‡	12,111,929	112,339,812
EQ/Quality Bond PLUS Portfolio‡	2,716,205	23,778,958
EQ/Short Duration Bond Portfolio‡	24,068,860	223,898,353
EQ/Van Kampen Emerging Markets Equity Portfolio‡	586,806	4,486,170
Multimanager Core Bond Portfolio‡	17,111,904	168,735,569
Multimanager High Yield Portfolio‡	19,040,473	67,910,279
Multimanager International Equity Portfolio‡	2,468,471	20,480,545
Multimanager Large Cap Core Equity Portfolio‡	3,492,898	24,393,123
Multimanager Large Cap Value Portfolio‡	3,883,638	28,019,420
Multimanager Mid Cap Value Portfolio‡	2,095,755	12,105,333

Total Investment Companies (100.1%) (Cost $1,611,790,172)		1,459,119,422

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.2%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $2,140,216)	$2,140,216	2,140,216

Total Investments (100.3%) (Cost/Amortized Cost $1,613,930,388)		1,461,259,638
Other Assets Less Liabilities (-0.3%)		(4,224,836)

Net Assets (100%)		$1,457,034,802

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$16,736,479	$42,871,476	$4,114,909	$40,859,007	$1,011,075	$(374,595)
EQ/BlackRock International Value Portfolio	4,618,790	9,135,845	998,290	8,851,457	298,953	6,703
EQ/Boston Advisors Equity Income Portfolio	—	12,172,395	288,264	11,639,215	241,384	1,582
EQ/Davis New York Venture Portfolio	1,808,042	25,372,414	2,801,823	18,776,904	180,868	(353,123)
EQ/Evergreen International Bond Portfolio	43,351,357	97,890,014	30,349,595	97,180,719	16,474,760	2,382,498
EQ/International Core PLUS Portfolio(a)	4,796,956	24,695,111	1,964,551	20,370,684	462,267	(310,893)
EQ/JPMorgan Core Bond Portfolio	25,841,092	16,683,778	43,272,440	—	635	(1,960,061)
EQ/Large Cap Core PLUS Portfolio(b)	—	37,725,382	450,010	34,200,344	251,905	(101,337)
EQ/Large Cap Growth PLUS Portfolio(c)	—	70,626,209	1,423,863	61,611,302	227,917	(319,732)
EQ/Large Cap Value PLUS Portfolio(d)	25,109,754	8,655,120	30,850,539	4,262,971	196,819	(10,666,051)
EQ/Long Term Bond Portfolio	73,442,724	136,202,077	60,163,584	149,643,370	7,653,352	313,452
EQ/Marsico Focus Portfolio	18,685,766	25,120,569	42,170,069	663,549	17,676	(8,380,672)
EQ/Money Market Portfolio	22,250	327,374,467	2,484,387	324,912,338	465,594	12
EQ/PIMCO Real Return Portfolio	42,156,985	97,242,224	12,513,557	112,339,812	3,421,882	6,001,867
EQ/Quality Bond PLUS Portfolio(e)	8,160,588	20,143,426	2,038,703	23,778,958	1,340,330	(118,742)
EQ/Short Duration Bond Portfolio	179,407,343	388,480,337	327,934,669	223,898,353	13,459,791	(4,859,061)
EQ/Van Kampen Emerging Markets Equity Portfolio	—	15,096,398	8,468,468	4,486,170	22,404	(2,218,514)
Multimanager Aggressive Equity Portfolio	11,107,986	13,768,939	23,806,840	—	1,936	(6,995,522)
Multimanager Core Bond Portfolio	65,612,941	123,703,585	14,277,362	168,735,569	5,473,062	4,601,333
Multimanager High Yield Portfolio	31,482,211	64,723,062	6,012,677	67,910,279	8,084,385	(783,814)
Multimanager International Equity Portfolio	15,791,302	24,444,746	10,027,623	20,480,545	513,044	(234,653)
Multimanager Large Cap Core Equity Portfolio	4,661,572	29,162,977	3,270,479	24,393,123	232,393	(586,394)
Multimanager Large Cap Value Portfolio	15,063,933	25,742,816	2,451,012	28,019,420	595,442	(339,561)
Multimanager Mid Cap Value Portfolio	6,832,833	10,692,307	987,696	12,105,333	102,323	(65,427)

	$594,690,904	$1,647,725,674	$633,121,410	$1,459,119,422	$60,730,197	$(25,360,705)

(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio
(d)	formerly known as EQ/AllianceBernstein Value Portfolio
(e)	formerly known as EQ/AllianceBernstein Quality Bond Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,461,259,638	$—	$1,461,259,638
Other Investments*	—	—	—	—

Total	$—	$1,461,259,638	$—	$1,461,259,638

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$1,647,725,674

Net Proceeds of Sales and Redemptions:
Investment Companies	$595,130,022
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$1,603,990
Aggregate gross unrealized depreciation	(154,242,653)

Net unrealized depreciation	$(152,638,663)

Federal income tax cost of investments	$1,613,898,301

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	7,862,341	$75,998,116
EQ/BlackRock International Value Portfolio‡	2,231,817	19,393,056
EQ/Boston Advisors Equity Income Portfolio‡	7,094,505	30,238,802
EQ/Davis New York Venture Portfolio‡	4,725,537	31,729,579
EQ/Evergreen International Bond Portfolio‡	7,397,647	70,700,872
EQ/Franklin Small Cap Value Portfolio‡	2,586,840	16,769,110
EQ/GAMCO Small Company Value Portfolio‡	861,624	18,044,360
EQ/International Core PLUS Portfolio‡	7,661,054	52,062,000
EQ/Large Cap Core PLUS Portfolio‡	9,193,791	52,046,186
EQ/Large Cap Growth PLUS Portfolio‡	8,570,382	97,018,349
EQ/Large Cap Value PLUS Portfolio‡	716,407	5,555,727
EQ/Long Term Bond Portfolio‡	7,344,790	99,625,819
EQ/Marsico Focus Portfolio‡	109,268	1,128,994
EQ/Money Market Portfolio‡	244,256,282	244,267,280
EQ/PIMCO Real Return Portfolio‡	9,295,806	86,219,885
EQ/Quality Bond PLUS Portfolio‡	2,919,028	25,554,566
EQ/Short Duration Bond Portfolio‡	14,109,220	131,249,720
EQ/Small Company Index Portfolio‡	799,612	5,410,226
EQ/Van Kampen Emerging Markets Equity Portfolio‡	1,298,398	9,926,338
Multimanager Core Bond Portfolio‡	12,507,015	123,328,080
Multimanager High Yield Portfolio‡	15,138,766	53,994,342
Multimanager International Equity Portfolio‡	6,643,932	55,123,733
Multimanager Large Cap Core Equity Portfolio‡	4,487,236	31,337,217
Multimanager Large Cap Value Portfolio‡	7,226,561	52,137,724
Multimanager Mid Cap Growth Portfolio‡	1,195,074	6,110,173
Multimanager Mid Cap Value Portfolio‡	2,293,943	13,250,094
Multimanager Small Cap Value Portfolio‡	694,459	4,809,099

Total Investments (100.1%) (Cost $1,693,730,696)		1,413,029,447
Other Assets Less Liabilities (-0.1%)		(800,635)

Net Assets (100%)		$1,412,228,812

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$60,911,467	$58,673,384	$6,512,987	$75,998,116	$1,892,066	$(615,832)
EQ/BlackRock International Value Portfolio	20,296,266	13,705,674	2,223,602	19,393,056	660,183	(78,638)
EQ/Boston Advisors Equity Income Portfolio	—	30,745,613	302,163	30,238,802	638,269	7,045
EQ/Davis New York Venture Portfolio	13,023,924	37,434,292	3,949,513	31,729,579	307,632	(842,776)
EQ/Evergreen International Bond Portfolio	72,206,238	54,388,304	43,698,543	70,700,872	12,344,933	3,402,846
EQ/Franklin Small Cap Value Portfolio	15,235,270	11,900,241	2,937,489	16,769,110	209,772	(1,029,242)
EQ/GAMCO Small Company Value Portfolio	11,737,817	16,136,739	3,185,446	18,044,360	167,954	(124,895)
EQ/International Core PLUS Portfolio(a)	21,231,542	56,373,912	6,154,120	52,062,000	1,198,948	(1,400,998)
EQ/JPMorgan Core Bond Portfolio	32,114,138	8,624,834	41,560,817	—	125	(2,220,493)
EQ/Large Cap Core PLUS Portfolio(b)	—	59,693,470	2,963,741	52,046,186	383,452	(151,231)
EQ/Large Cap Growth PLUS Portfolio(c)	—	113,628,204	3,500,364	97,018,349	360,042	(554,811)
EQ/Large Cap Value PLUS Portfolio(d)	80,765,786	7,696,816	86,878,447	5,555,727	256,505	(27,213,347)
EQ/Long Term Bond Portfolio	98,466,941	61,795,765	59,717,108	99,625,819	5,104,330	(1,420,740)
EQ/Marsico Focus Portfolio	65,793,738	35,886,157	94,751,686	1,128,994	35,614	(18,789,545)
EQ/Money Market Portfolio	22,250	245,040,124	795,097	244,267,280	378,171	12
EQ/PIMCO Real Return Portfolio	72,741,400	44,401,892	18,395,820	86,219,885	2,645,655	5,393,126
EQ/Quality Bond PLUS Portfolio(e)	22,100,724	11,472,833	4,886,129	25,554,566	1,473,915	(205,600)
EQ/Short Duration Bond Portfolio	254,683,807	146,272,278	258,152,916	131,249,720	7,916,357	(1,302,001)
EQ/Small Company Index Portfolio	—	5,692,817	24,798	5,410,226	72,667	474,056
EQ/Van Kampen Emerging Markets Equity Portfolio	—	28,310,657	18,917,957	9,926,338	50,037	(4,525,404)
Multimanager Aggressive Equity Portfolio	22,622,190	38,582,827	58,525,219	—	5,135	(16,514,420)
Multimanager Core Bond Portfolio	87,734,958	68,581,478	27,011,221	123,328,080	5,496,893	3,055,578
Multimanager High Yield Portfolio	48,647,273	34,443,530	8,709,717	53,994,342	6,473,946	(1,865,183)
Multimanager International Equity Portfolio	73,741,775	36,008,713	16,528,805	55,123,733	1,416,052	(41,268)
Multimanager Large Cap Core Equity Portfolio	17,389,427	31,968,489	2,669,023	31,337,217	305,772	(371,752)
Multimanager Large Cap Value Portfolio	43,801,606	38,883,381	4,769,575	52,137,724	1,114,572	(611,511)
Multimanager Mid Cap Growth Portfolio	4,997,559	5,171,193	216,963	6,110,173	—	41,898
Multimanager Mid Cap Value Portfolio	14,461,341	6,598,095	1,123,872	13,250,094	113,053	(100,658)
Multimanager Small Cap Value Portfolio	5,066,511	2,664,689	117,242	4,809,099	28,850	(16,335)

	$1,159,793,948	$1,310,776,401	$779,180,380	$1,413,029,447	$51,050,900	$(67,622,119)

(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio
(d)	formerly known as EQ/AllianceBernstein Value Portfolio
(e)	formerly known as EQ/AllianceBernstein Quality Bond Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,413,029,447	$—	$1,413,029,447
Other Investments*	—	—	—	—

Total	$—	$1,413,029,447	$—	$1,413,029,447

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Investment Companies	$1,310,776,401

Net Proceeds of Sales and Redemptions:
Investment Companies	$697,170,877

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$977,565
Aggregate gross unrealized depreciation	(281,595,496)

Net unrealized depreciation	$(280,617,931)

Federal income tax cost of investments	$1,693,647,378

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	62,676,163	$605,833,588
EQ/BlackRock International Value Portfolio‡	16,754,498	145,585,817
EQ/Boston Advisors Equity Income Portfolio‡	28,365,693	120,902,663
EQ/Davis New York Venture Portfolio‡	28,822,331	193,527,295
EQ/Evergreen International Bond Portfolio‡	33,234,141	317,625,681
EQ/Franklin Small Cap Value Portfolio‡	13,821,731	89,598,930
EQ/GAMCO Small Company Value Portfolio‡	6,807,842	142,571,633
EQ/International Core PLUS Portfolio‡	57,397,673	390,055,706
EQ/Large Cap Core PLUS Portfolio‡	70,255,142	397,715,402
EQ/Large Cap Growth PLUS Portfolio‡	62,465,669	707,123,244
EQ/Large Cap Value PLUS Portfolio‡	9,952,122	77,178,623
EQ/Long Term Bond Portfolio‡	34,827,855	472,410,152
EQ/Marsico Focus Portfolio‡	478,171	4,940,618
EQ/Money Market Portfolio‡	429,234,906	429,254,234
EQ/PIMCO Real Return Portfolio‡	46,570,274	431,945,718
EQ/Quality Bond PLUS Portfolio‡	58,196,308	509,478,327
EQ/Short Duration Bond Portfolio‡	71,783,083	667,755,504
EQ/Small Company Index Portfolio‡	13,463,959	91,097,972
EQ/Van Kampen Emerging Markets Equity Portfolio‡	10,640,853	81,350,047
Multimanager Core Bond Portfolio‡	97,032,163	956,806,297
Multimanager High Yield Portfolio‡	84,840,809	302,595,580
Multimanager International Equity Portfolio‡	54,824,274	454,868,970
Multimanager Large Cap Core Equity Portfolio‡	27,292,368	190,599,940
Multimanager Large Cap Value Portfolio‡	42,163,501	304,198,513
Multimanager Mid Cap Growth Portfolio‡	10,106,359	51,671,766
Multimanager Mid Cap Value Portfolio‡	19,084,674	110,235,380
Multimanager Small Cap Growth Portfolio*‡	19,756,370	101,941,417
Multimanager Small Cap Value Portfolio‡	4,730,107	32,755,795

Total Investment Companies (99.9%) (Cost $10,655,378,039)		8,381,624,812

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $9,305,230)	$9,305,230	9,305,230

	Principal Amount	Value (Note 1)
Total Investments (100.0%) (Cost/Amortized Cost $10,664,683,269)		$8,390,930,042
Other Assets Less Liabilities (0.0%)		308,472

Net Assets (100%)		$8,391,238,514

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$875,037,477	$152,118,865	$70,566,672	$605,833,588	$15,199,091	$1,869,229
EQ/BlackRock International Value Portfolio	221,997,464	39,353,189	5,554,725	145,585,817	4,995,869	2,815,821
EQ/Boston Advisors Equity Income Portfolio	—	121,238,561	1,013,719	120,902,663	2,538,661	(36,124)
EQ/Davis New York Venture Portfolio	58,207,628	246,993,454	9,504,331	193,527,295	1,889,792	(2,608,650)
EQ/Evergreen International Bond Portfolio	474,161,279	176,251,474	267,577,065	317,625,681	56,821,884	21,339,911
EQ/Franklin Small Cap Value Portfolio	55,219,432	79,544,972	3,562,625	89,598,930	1,124,075	(970,365)
EQ/GAMCO Small Company Value Portfolio	109,034,880	99,922,055	5,574,877	142,571,633	1,336,782	4,529,670
EQ/International Core PLUS Portfolio(a)	233,108,046	342,835,576	15,778,920	390,055,706	9,080,390	(2,391,401)
EQ/JPMorgan Core Bond Portfolio	161,259,098	15,601,026	180,729,471	—	1,630	(9,304,677)
EQ/Large Cap Core PLUS Portfolio(b)	—	435,747,376	4,175,977	397,715,402	2,945,194	(741,123)
EQ/Large Cap Growth PLUS Portfolio(c)	—	804,225,254	12,844,049	707,123,244	2,642,511	(2,021,587)
EQ/Large Cap Value PLUS Portfolio(d)	468,688,742	51,609,268	400,525,564	77,178,623	3,563,302	(140,719,057)
EQ/Long Term Bond Portfolio	369,460,329	147,880,097	42,646,985	472,410,152	24,354,375	(1,879,724)
EQ/Marsico Focus Portfolio	572,641,425	139,546,953	592,940,445	4,940,618	226,272	(85,737,600)
EQ/Money Market Portfolio	22,250	430,261,012	1,029,035	429,254,234	468,611	12
EQ/PIMCO Real Return Portfolio	271,166,479	259,404,135	35,751,408	431,945,718	13,311,246	24,461,466
EQ/Quality Bond PLUS Portfolio(e)	979,324,842	37,923,713	451,042,464	509,478,327	30,463,788	(20,524,840)
EQ/Short Duration Bond Portfolio	857,589,739	252,298,239	385,237,309	667,755,504	40,560,459	(2,346,086)
EQ/Small Company Index Portfolio	—	101,955,705	193,983	91,097,972	1,227,624	8,014,786
EQ/Van Kampen Emerging Markets Equity Portfolio	281,877,025	60,754,387	113,356,248	81,350,047	412,844	(7,872,883)
Multimanager Aggressive Equity Portfolio	355,150,517	172,772,110	429,018,767	—	40,429	(95,717,543)
Multimanager Core Bond Portfolio	981,102,384	281,848,856	259,747,304	956,806,297	51,443,624	17,150,090
Multimanager High Yield Portfolio	437,909,725	104,679,086	116,147,453	302,595,580	36,611,326	(19,657,676)
Multimanager International Equity Portfolio	637,174,887	168,541,929	6,407,596	454,868,970	11,810,167	8,459,141
Multimanager Large Cap Core Equity Portfolio	207,360,537	98,246,631	6,536,411	190,599,940	1,874,240	(731,117)
Multimanager Large Cap Value Portfolio	332,042,719	152,144,318	9,719,513	304,198,513	6,540,932	(1,261,217)
Multimanager Mid Cap Growth Portfolio	141,196,321	5,755,944	53,428,247	51,671,766	—	(3,070,764)
Multimanager Mid Cap Value Portfolio	209,809,611	6,243,095	49,809,458	110,235,380	946,138	(9,605,458)
Multimanager Small Cap Growth Portfolio	—	152,237,120	5,758,793	101,941,417	—	(749,747)
Multimanager Small Cap Value Portfolio	136,332,306	8,349,068	114,270,111	32,755,795	195,417	(29,209,417)

	$9,426,875,142	$5,146,283,468	$3,650,449,525	$8,381,624,812	$322,626,673	$(348,516,930)

(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(c)	formerly known as MarketPLUS Large Cap Growth Portfolio
(d)	formerly known as EQ/AllianceBernstein Value Portfolio
(e)	formerly known as EQ/AllianceBernstein Quality Bond Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$8,390,930,042	$—	$8,390,930,042
Other Investments*	—	—	—	—

Total	$—	$8,390,930,042	$—	$8,390,930,042

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Investment Companies	$5,146,283,468

Net Proceeds of Sales and Redemptions:
Investment Companies	$3,189,670,908

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,314,666
Aggregate gross unrealized depreciation	(2,274,431,068)

Net unrealized depreciation	$(2,273,116,402)

Federal income tax cost of investments	$10,664,046,444

The Portfolio utilized net capital loss carryforward of $98,248 during 2008

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	91,732,400	$886,693,862
EQ/BlackRock International Value Portfolio‡	38,916,992	338,163,647
EQ/Boston Advisors Equity Income Portfolio‡	35,351,412	150,677,787
EQ/Davis New York Venture Portfolio‡	42,903,812	288,077,279
EQ/Franklin Small Cap Value Portfolio‡	18,671,709	121,038,754
EQ/GAMCO Small Company Value Portfolio‡	8,456,765	177,103,816
EQ/International Core PLUS Portfolio‡	85,836,422	583,316,094
EQ/Large Cap Core PLUS Portfolio‡	88,502,774	501,015,516
EQ/Large Cap Growth PLUS Portfolio‡	95,052,517	1,076,012,558
EQ/Large Cap Value PLUS Portfolio‡	18,259,863	141,605,091
EQ/Long Term Bond Portfolio‡	30,065,342	407,810,733
EQ/Marsico Focus Portfolio‡	611,607	6,319,320
EQ/Money Market Portfolio‡	148,118,811	148,125,481
EQ/PIMCO Real Return Portfolio‡	30,999,304	287,522,827
EQ/Quality Bond PLUS Portfolio‡	12,363,342	108,234,615
EQ/Short Duration Bond Portfolio‡	59,079,511	549,581,703
EQ/Small Company Index Portfolio‡	7,985,158	54,028,068
EQ/Van Kampen Emerging Markets Equity Portfolio‡	14,751,799	112,778,515
Multimanager Core Bond Portfolio‡	105,799,882	1,043,262,253
Multimanager International Equity Portfolio‡	83,161,938	689,982,411
Multimanager Large Cap Core Equity Portfolio‡	53,144,517	371,141,914
Multimanager Large Cap Value Portfolio‡	74,329,697	536,269,110
Multimanager Mid Cap Growth Portfolio‡	12,140,452	62,071,676
Multimanager Mid Cap Value Portfolio‡	24,579,148	141,972,124
Multimanager Small Cap Growth Portfolio*‡	36,923,140	190,520,694
Multimanager Small Cap Value Portfolio‡	23,944,633	165,815,596

Total Investment Companies (100.0%) (Cost $12,491,868,210)		9,139,141,444

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $3,508,052)	$3,508,052	3,508,052

Total Investments (100.0%) (Cost/Amortized Cost $12,495,376,262)		9,142,649,496
Other Assets Less Liabilities (0.0%)		(2,343,394)

Net Assets (100%)		$9,140,306,102

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$1,138,526,534	$273,232,691	$23,927,358	$886,693,862	$22,225,073	$727,520
EQ/BlackRock International Value Portfolio	590,561,118	101,239,094	82,706,383	338,163,647	11,653,343	12,105,461
EQ/Boston Advisors Equity Income Portfolio	—	152,854,969	887,232	150,677,787	3,178,770	5,604,321
EQ/Davis New York Venture Portfolio	107,204,829	342,525,835	13,667,647	288,077,279	2,816,609	(4,070,713)
EQ/Franklin Small Cap Value Portfolio	96,260,327	85,056,564	7,470,189	121,038,754	1,512,174	(2,281,524)
EQ/GAMCO Small Company Value Portfolio	129,105,532	131,089,230	11,233,998	177,103,816	1,654,700	4,289,100
EQ/International Core PLUS Portfolio(a)	337,841,820	532,911,382	19,432,758	583,316,094	13,566,110	(2,149,461)
EQ/JPMorgan Core Bond Portfolio	244,870,339	26,623,937	278,056,430	—	—	(14,907,929)
EQ/Large Cap Core PLUS Portfolio(b)	—	562,680,143	4,544,464	501,015,516	3,711,217	(1,041,352)
EQ/Large Cap Growth PLUS Portfolio(c)	—	1,233,550,824	17,287,975	1,076,012,558	4,027,605	(2,873,353)
EQ/Large Cap Value PLUS Portfolio(d)	830,567,206	87,905,589	728,899,890	141,605,091	6,537,842	(272,361,640)
EQ/Long Term Bond Portfolio	501,473,616	122,400,583	212,968,510	407,810,733	21,114,829	(11,114,374)
EQ/Marsico Focus Portfolio	875,511,044	231,014,499	1,041,522,057	6,319,320	333,568	(234,427,583)
EQ/Money Market Portfolio	—	148,125,482	—	148,125,481	8,900	—
EQ/PIMCO Real Return Portfolio	268,574,814	123,969,218	63,041,660	287,522,827	8,882,375	16,440,244
EQ/Quality Bond PLUS Portfolio(e)	251,497,643	21,195,026	153,509,837	108,234,615	6,420,415	(11,916,363)
EQ/Short Duration Bond Portfolio	819,842,982	185,326,275	407,931,876	549,581,703	33,571,582	(4,652,105)
EQ/Small Company Index Portfolio	70,630,706	60,300,205	80,003,842	54,028,068	722,786	(11,488,422)
EQ/Van Kampen Emerging Markets Equity Portfolio	500,818,775	121,018,219	297,989,628	112,778,515	572,679	(24,436,344)
Multimanager Aggressive Equity Portfolio	577,202,793	247,782,220	750,848,468	—	66,308	(225,000,249)
Multimanager Core Bond Portfolio	832,367,061	402,448,835	142,918,519	1,043,262,253	49,205,433	22,897,126
Multimanager International Equity Portfolio	1,031,554,889	245,836,049	39,941,984	689,982,411	17,965,402	25,105,192
Multimanager Large Cap Core Equity Portfolio	429,005,647	169,058,006	12,018,883	371,141,914	3,658,904	(1,180,343)
Multimanager Large Cap Value Portfolio	555,384,606	291,744,767	18,407,332	536,269,110	11,538,100	(2,736,198)
Multimanager Mid Cap Growth Portfolio	93,733,972	15,932,906	2,277,631	62,071,676	—	366,712
Multimanager Mid Cap Value Portfolio	225,390,950	21,031,260	28,267,795	141,972,124	1,218,997	(4,551,316)
Multimanager Small Cap Growth Portfolio	—	281,044,020	6,269,483	190,520,694	—	(620,643)
Multimanager Small Cap Value Portfolio	340,107,411	7,890,485	101,127,591	165,815,596	993,644	(24,418,866)

	$10,848,034,614	$6,225,788,313	$4,547,159,420	$9,139,141,444	$227,157,365	$(768,693,102)

(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio
(d)	formerly known as EQ/AllianceBernstein Value Portfolio
(e)	formerly known as EQ/AllianceBernstein Quality Bond Portfolio

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$9,142,649,496	$—	$9,142,649,496
Other Investments*	—	—	—	—

Total	$—	$9,142,649,496	$—	$9,142,649,496

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Investment Companies	$6,225,788,313

Net Proceeds of Sales and Redemptions:
Investment Companies	$3,646,785,155

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,441,473
Aggregate gross unrealized depreciation	(3,354,233,480)

Net unrealized depreciation	$(3,351,792,007)

Federal income tax cost of investments	$12,494,441,503

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/BlackRock Basic Value Equity Portfolio‡	31,740,663	$306,808,182
EQ/BlackRock International Value Portfolio‡	20,192,387	175,458,865
EQ/Boston Advisors Equity Income Portfolio‡	8,804,513	37,527,342
EQ/Davis New York Venture Portfolio‡	20,609,321	138,381,107
EQ/Franklin Small Cap Value Portfolio‡	8,191,545	53,101,425
EQ/GAMCO Small Company Value Portfolio‡	3,746,072	78,451,236
EQ/International Core PLUS Portfolio‡	22,817,521	155,060,371
EQ/Large Cap Core PLUS Portfolio‡	28,124,462	159,212,995
EQ/Large Cap Growth PLUS Portfolio‡	37,154,799	420,599,387
EQ/Large Cap Value PLUS Portfolio‡	6,504,379	50,441,408
EQ/Marsico Focus Portfolio‡	441,417	4,560,860
EQ/PIMCO Real Return Portfolio‡	2,734,778	25,365,447
EQ/Quality Bond PLUS Portfolio‡	649,789	5,688,561
EQ/Small Company Index Portfolio‡	917,335	6,206,744
EQ/Van Kampen Emerging Markets Equity Portfolio‡	4,939,207	37,760,579
Multimanager Core Bond Portfolio‡	14,452,209	142,509,078
Multimanager International Equity Portfolio‡	24,876,987	206,400,719
Multimanager Large Cap Core Equity Portfolio‡	18,196,309	127,076,383
Multimanager Large Cap Value Portfolio‡	29,492,926	212,783,663
Multimanager Mid Cap Growth Portfolio‡	4,201,838	21,483,145
Multimanager Mid Cap Value Portfolio‡	6,232,032	35,996,970
Multimanager Small Cap Growth Portfolio*‡	13,606,542	70,208,759
Multimanager Small Cap Value Portfolio‡	4,310,524	29,850,203

Total Investment Companies (99.9%) (Cost $3,696,087,058)		2,500,933,429

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $908,395)	$908,395	908,395

Total Investments (100.0%) (Cost/Amortized Cost $3,696,995,453)		2,501,841,824
Other Assets Less Liabilities (0.0%)		981,881

Net Assets (100%)		$2,502,823,705

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$373,050,328	$117,916,713	$16,906,386	$306,808,182	$7,723,421	$(1,371,557)
EQ/BlackRock International Value Portfolio	304,216,093	47,464,221	31,904,264	175,458,865	6,088,795	8,922,925
EQ/Boston Advisors Equity Income Portfolio	—	39,031,823	1,199,234	37,527,342	811,114	(9,710)
EQ/Davis New York Venture Portfolio	56,209,996	173,703,228	19,967,409	138,381,107	1,371,402	(3,717,490)
EQ/Franklin Small Cap Value Portfolio	61,755,001	22,398,649	8,362,834	53,101,425	674,451	(2,848,435)
EQ/GAMCO Small Company Value Portfolio	73,590,462	47,777,468	11,308,843	78,451,236	742,612	316,919
EQ/International Core PLUS Portfolio(a)	79,983,535	191,056,791	26,702,884	155,060,371	3,743,535	(2,354,105)
EQ/JPMorgan Core Bond Portfolio	34,410,967	2,257,980	37,600,013	—	764	(2,330,404)
EQ/Large Cap Core PLUS Portfolio(b)	—	182,011,665	4,083,935	159,212,995	1,186,549	(764,426)
EQ/Large Cap Growth PLUS Portfolio(c)	—	487,115,132	15,947,416	420,599,387	1,588,162	(2,105,246)
EQ/Large Cap Value PLUS Portfolio(d)	324,173,884	30,365,431	294,577,912	50,441,408	2,328,857	(104,334,046)
EQ/Marsico Focus Portfolio	357,649,623	97,085,441	432,096,958	4,560,860	161,350	(99,880,403)
EQ/PIMCO Real Return Portfolio	36,806,250	9,483,306	16,610,034	25,365,447	791,402	1,080,661
EQ/Quality Bond PLUS Portfolio(e)	37,440,602	1,955,268	33,750,664	5,688,561	343,532	(3,272,662)
EQ/Small Company Index Portfolio	—	7,392,002	370,698	6,206,744	84,225	479,283
EQ/Van Kampen Emerging Markets Equity Portfolio	141,789,592	48,242,699	101,251,460	37,760,579	194,118	(20,219,956)
Multimanager Aggressive Equity Portfolio	215,700,402	108,663,224	304,300,982	—	24,588	(98,702,812)
Multimanager Core Bond Portfolio	75,260,643	77,653,129	3,946,540	142,509,078	5,584,782	3,826,884
Multimanager International Equity Portfolio	360,799,589	93,280,405	62,774,901	206,400,719	5,409,536	14,184,406
Multimanager Large Cap Core Equity Portfolio	150,492,947	57,691,859	8,404,447	127,076,383	1,262,984	(1,282,353)
Multimanager Large Cap Value Portfolio	236,104,203	103,890,324	13,162,042	212,783,663	4,624,036	(2,272,476)
Multimanager Mid Cap Growth Portfolio	32,539,706	5,701,445	1,040,961	21,483,145	—	34,647
Multimanager Mid Cap Value Portfolio	44,946,093	12,048,437	1,846,175	35,996,970	309,506	20,832
Multimanager Small Cap Growth Portfolio	—	104,660,297	4,747,492	70,208,759	—	(482,767)
Multimanager Small Cap Value Portfolio	129,559,890	2,802,986	104,140,498	29,850,203	179,076	(26,583,190)

	$3,126,479,806	$2,071,649,923	$1,557,004,982	$2,500,933,429	$45,228,797	$(343,665,481)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$2,501,841,824	$—	$2,501,841,824
Other Investments*	—	—	—	—

Total	$—	$2,501,841,824	$—	$2,501,841,824

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Investment Companies	$2,071,649,923

Net Proceeds of Sales and Redemptions:
Investment Companies	$1,177,566,690

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,910
Aggregate gross unrealized depreciation	(1,194,903,519)

Net unrealized depreciation	$(1,194,901,609)

Federal income tax cost of investments	$3,696,743,433

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.5%)
Auto Components (0.1%)
BorgWarner, Inc.^	34,500	$751,065

Automobiles (0.1%)
Toyota Motor Corp. (ADR)^	9,400	615,136

Diversified Consumer Services (0.2%)
Apollo Global Management LLC, Class A*	450,000	450,000
New Oriental Education & Technology Group (ADR)*^	21,900	1,202,529

		1,652,529

Hotels, Restaurants & Leisure (5.3%)
Ctrip.com International Ltd. (ADR)^	19,587	466,171
International Game Technology	423,500	5,035,415
Las Vegas Sands Corp.*	641,680	3,805,162
McDonald’s Corp.	351,159	21,838,578
Wynn Resorts Ltd.*^	149,414	6,314,236
Yum! Brands, Inc.	173,400	5,462,100

		42,921,662

Household Durables (0.2%)
D.R. Horton, Inc.	272,145	1,924,065

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*^	228,380	11,711,326
Liberty Media Corp., Interactive, Class A*	294,590	919,121
priceline.com, Inc.*^	23,100	1,701,315

		14,331,762

Media (5.0%)
Cablevision Systems Corp. - New York Group, Class A^	653,980	11,013,023
CBS Corp., Class B^	37,760	309,254
Comcast Corp., Class A	74,700	1,260,936
Comcast Corp., Special Class A^	945,634	15,271,990
Liberty Global, Inc., Class A*^	24,390	388,289
Liberty Media Corp., Capital Series, Class A*	194,510	916,142
Liberty Media Corp., Entertainment Series, Class A*	272,730	4,767,320
Sirius XM Radio, Inc.*	1,229,970	147,596
Viacom, Inc., Class B*	37,060	706,364
Walt Disney Co.^	234,750	5,326,478

		40,107,392

Multiline Retail (0.8%)
Target Corp.	178,123	6,150,587

Specialty Retail (1.3%)
Lowe’s Cos., Inc.	465,382	10,015,021
Ross Stores, Inc.	28,400	844,332

		10,859,353

Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B^	80,700	4,115,700
Polo Ralph Lauren Corp.^	33,370	1,515,332

		5,631,032

Total Consumer Discretionary		124,944,583

	Number of Shares	Value (Note 1)
Consumer Staples (4.7%)
Beverages (1.1%)
PepsiCo, Inc.	160,700	$8,801,539

Food & Staples Retailing (3.6%)
CVS Caremark Corp.	645,946	18,564,488
Wal-Mart Stores, Inc.	191,373	10,728,371

		29,292,859

Total Consumer Staples		38,094,398

Energy (8.7%)
Energy Equipment & Services (4.3%)
FMC Technologies, Inc.*	17,900	426,557
Halliburton Co.^	309,600	5,628,528
National Oilwell Varco, Inc.*^	244,963	5,986,896
Transocean Ltd.*^	234,067	11,059,666
Weatherford International Ltd.*	1,063,140	11,503,174

		34,604,821

Oil, Gas & Consumable Fuels (4.4%)
Anadarko Petroleum Corp.	636,940	24,554,037
Denbury Resources, Inc.*	166,955	1,823,149
Petroleo Brasileiro S.A. (ADR)	87,269	2,137,218
Southwestern Energy Co.*	23,000	666,310
XTO Energy, Inc.	190,800	6,729,516

		35,910,230

Total Energy		70,515,051

Financials (9.5%)
Capital Markets (2.8%)
Goldman Sachs Group, Inc.	132,264	11,161,759
Merrill Lynch & Co., Inc.	100,900	1,174,476
State Street Corp.	211,800	8,330,094
TD Ameritrade Holding Corp.*	161,472	2,300,976

		22,967,305

Commercial Banks (3.5%)
Industrial & Commercial Bank of China Ltd., Class H	13,087,000	6,955,324
U.S. Bancorp	314,228	7,858,842
Wells Fargo & Co.^	415,580	12,251,299

		27,065,465

Consumer Finance (0.8%)
American Express Co.	360,700	6,690,985

Diversified Financial Services (2.4%)
Interactive Brokers Group, Inc., Class A*	92,370	1,652,499
JPMorgan Chase & Co.	240,568	7,585,109
NASDAQ OMX Group, Inc.*^	135,972	3,359,868
NYSE Euronext, Inc.^	259,100	7,094,158

		19,691,634

Total Financials		76,415,389

Health Care (22.3%)
Biotechnology (11.9%)
Alnylam Pharmaceuticals, Inc.*^	52,945	1,309,330
Amgen, Inc.*	337,610	19,496,978
Biogen Idec, Inc.*^	424,020	20,196,073
Celera Corp.*	205,091	2,282,663
Cepheid, Inc.*^	306,308	3,179,477
Genentech, Inc.*^	223,824	18,557,248
Genomic Health, Inc.*	127,200	2,477,856
Genzyme Corp.*	318,770	21,156,763
Gilead Sciences, Inc.*^	94,859	4,851,089

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Vertex Pharmaceuticals, Inc.*^	75,410	$2,290,956

		95,798,433

Health Care Equipment & Supplies (2.6%)
Cerus Corp.*	96,300	67,410
Covidien Ltd.^	205,190	7,436,086
Given Imaging Ltd.*^	477,848	3,956,581
Medtronic, Inc.	144,000	4,524,480
Zimmer Holdings, Inc.*	115,100	4,652,342

		20,636,899

Health Care Providers & Services (3.4%)
Aetna, Inc.	246,300	7,019,550
UnitedHealth Group, Inc.	754,390	20,066,774

		27,086,324

Life Sciences Tools & Services (0.4%)
Compugen Ltd.*^	166,250	71,488
Illumina, Inc.*^	69,160	1,801,618
Qiagen N.V.*^	55,490	974,404

		2,847,510

Pharmaceuticals (4.0%)
Allergan, Inc.	133,500	5,382,720
BioMimetic Therapeutics, Inc.*	66,815	616,034
Forest Laboratories, Inc.*	579,090	14,749,422
Johnson & Johnson	73,231	4,381,411
King Pharmaceuticals, Inc.*	137,150	1,456,533
Schering-Plough Corp.	148,387	2,527,031
Teva Pharmaceutical Industries Ltd. (ADR)	25,400	1,081,278
Valeant Pharmaceuticals International*^	103,300	2,365,570

		32,559,999

Total Health Care		178,929,165

Industrials (14.9%)
Aerospace & Defense (5.1%)
Boeing Co.	115,500	4,928,385
General Dynamics Corp.	180,571	10,399,084
L-3 Communications Holdings, Inc.	151,630	11,187,261
Lockheed Martin Corp.^	169,118	14,219,441

		40,734,171

Air Freight & Logistics (0.8%)
United Parcel Service, Inc., Class B^	114,800	6,332,368

Airlines (0.2%)
Continental Airlines, Inc., Class B*^	96,493	1,742,664

Construction & Engineering (3.0%)
Fluor Corp.^	8,170	366,588
Foster Wheeler Ltd.*	200,400	4,685,352
Quanta Services, Inc.*^	490,965	9,721,106
Shaw Group, Inc.*^	355,525	7,277,597
URS Corp.*^	48,728	1,986,641

		24,037,284

Electrical Equipment (0.1%)
Baldor Electric Co.^	49,400	881,790

Industrial Conglomerates (1.5%)
General Electric Co.^	390,400	6,324,480
Tyco International Ltd.	283,370	6,120,792

		12,445,272

Machinery (1.7%)
Caterpillar, Inc.^	221,400	9,889,938
PACCAR, Inc.^	25,900	740,740

	Number of Shares	Value (Note 1)
Pall Corp.	118,290	$3,362,985

		13,993,663

Road & Rail (2.5%)
Norfolk Southern Corp.	166,931	7,854,104
Union Pacific Corp.^	249,674	11,934,417

		19,788,521

Total Industrials		119,955,733

Information Technology (20.2%)
Communications Equipment (5.0%)
Arris Group, Inc.*^	54,743	435,207
Cisco Systems, Inc.*	519,600	8,469,480
Juniper Networks, Inc.*^	204,748	3,585,137
Nokia Oyj (ADR)	638,060	9,953,736
QUALCOMM, Inc.	472,101	16,915,379

		39,358,939

Computers & Peripherals (2.7%)
Apple, Inc.*^	94,290	8,047,652
EMC Corp.*^	794,600	8,319,461
NetApp, Inc.*^	173,830	2,428,405
SanDisk Corp.*^	192,310	1,846,176
Seagate Technology^	282,650	1,252,140

		21,893,834

Electronic Equipment, Instruments & Components (1.3%)
Dolby Laboratories, Inc., Class A*^	55,800	1,828,008
Itron, Inc.*^	36,630	2,334,796
Trimble Navigation Ltd.*^	40,100	866,561
Tyco Electronics Ltd.	315,960	5,121,712

		10,151,077

Internet Software & Services (3.5%)
eBay, Inc.*	332,900	4,647,284
Equinix, Inc.*^	21,430	1,139,862
Google, Inc., Class A*^	32,046	9,858,952
MercadoLibre, Inc.*^	62,400	1,023,984
Move, Inc.*^	1,567,140	2,507,424
Yahoo!, Inc.*	756,700	9,231,740

		28,409,246

IT Services (2.6%)
Mastercard, Inc., Class A	58,395	8,346,397
Visa, Inc., Class A	241,893	12,687,288

		21,033,685

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc.*	253,361	547,260
Broadcom Corp., Class A*	394,080	6,687,539
Cree, Inc.*	79,190	1,256,745
DSP Group, Inc.*^	49,860	399,877
Intel Corp.	121,190	1,776,645
Lam Research Corp.*^	55,680	1,184,870
Micron Technology, Inc.*^	341,710	902,114
Netlogic Microsystems, Inc.*	66,707	1,468,221
Silicon Laboratories, Inc.*^	80,023	1,982,970
Teradyne, Inc.*	55,880	235,814
Texas Instruments, Inc.	303,700	4,713,424

		21,155,479

Software (2.5%)
Activision Blizzard, Inc.*	131,150	1,133,136
Autodesk, Inc.*	106,490	2,092,529
Electronic Arts, Inc.*^	243,355	3,903,413
Microsoft Corp.^	229,100	4,453,703
Nuance Communications, Inc.*^	179,425	1,858,843
Oracle Corp.*	59,098	1,047,808
Red Hat, Inc.*	133,150	1,760,243
Salesforce.com, Inc.*^	69,765	2,233,178

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Shanda Interactive Entertainment Ltd. (ADR)*^	38,546	$1,247,349
Wind River Systems, Inc.*	47,900	432,537

		20,162,739

Total Information Technology		162,164,999

Materials (2.8%)
Chemicals (2.8% )
Air Products & Chemicals, Inc	15,200	764,104
Monsanto Co.^	224,866	15,819,323
Mosaic Co.	138,600	4,795,560
Sociedad Quimica y Minera de Chile S.A. (ADR)	50,000	1,219,500

Total Materials		22,598,487

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	22,440	980,179

Total Utilities		980,179

Total Common Stocks (98.7%) (Cost $1,083,777,810)		794,597,984

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.2%)
PowerShares QQQ (Cost $1,831,476)	63,100	1,876,594

	Number of Warrants	Value (Note 1)
WARRANT:
Health Care (0.0%)
Biotechnology (0.0%)
Curis, Inc., expiring 10/14/09(b)*† (Cost $—)	48,100	—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (20.6%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$5,470,000	5,443,837
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	4,010,000	3,923,136
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	5,470,000	5,436,349
Comerica Bank
1.06%, 3/16/09 (l)	1,819,973	1,774,279
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	83,201,030	83,201,030
General Electric Capital Corp.
0.40%, 3/12/10 (l)	730,000	696,840
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	5,110,000	5,083,852
Hartford Life, Inc.
1.62%, 2/2/09 (l)	1,460,000	1,460,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	7,288,999	7,242,349
0.37%, 6/18/09 (l)	9,118,664	9,052,645
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	4,559,978	410,403
Links Finance LLC
0.37%, 6/25/09 (l)	2,729,662	2,705,303

	Principal Amount	Value (Note 1)
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	$4,560,000	$4,489,461
Monumental Global Funding II
0.43%, 5/26/10 (l)	8,570,000	7,370,200
Morgan Stanley
2.87%, 2/9/09 (l)	14,206,715	14,206,715
0.19%, 5/7/09 (l)	9,120,000	8,966,391
Pricoa Global Funding I
0.40%, 6/25/10 (l)	5,469,182	4,837,174

Total Short-Term Investments of Cash Collateral for Securities Loaned		166,299,964

Time Deposit (1.6%)
JP Morgan Chase Nassau
0.001%, 1/2/09	12,935,119	12,935,119

Total Short-Term Investments (22.2%) (Cost/Amortized Cost $185,829,322)		179,235,083

Total Investments (121.1%) (Cost/Amortized Cost $1,271,438,608)		975,709,661
Other Assets Less Liabilities (-21.1%)		(169,806,267)

Net Assets (100%)		$805,903,394

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $0 or 0.0% of net assets) at fair value.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% -7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
Compugen Ltd.	$2,125,520	$362,615	$8,227,242	$71,488	$—	$(7,378,337)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$789,069,254	$186,640,407	$—	$975,709,661
Other Investments*	$—	—	—	—

Total	$789,069,254	$186,640,407	$—	$975,709,661

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$2,087,202,606
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,655,160,581

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(377,908,739)

Net unrealized depreciation	$(377,908,739)

Federal income tax cost of investments	$1,353,618,400

At December 31, 2008, the Portfolio had loaned securities with a total value of $171,611,953. This was secured by collateral of $172,894,203 which was received as cash and subsequently invested in short-term investments currently valued at $166,299,964, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $104,979 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

The Portfolio has a net capital loss carryforward of $960,635,594 of which $197,479,160 expires in the year 2010, $67,203,341 expires in the year 2011, and $695,953,093 expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (15.4%)
Asset-Backed Securities (4.7%)
Aegis Asset Backed Securities Trust,
Series 2006-1 A1
0.551%, 1/25/37(b)(l)	$.2,542,234	$2,382,212
Ameriquest Mortgage Securities, Inc.,
Series 2004-R11 A1
0.774%, 11/25/34(b)(l)	3,166,159	2,196,950
Amortizing Residential Collateral Trust,
Series 2002-BC3M A
0.741%, 6/25/32(b)(l)	33,110	22,758
Series 2002-BC4 A
0.761%, 7/25/32(b)(l)	8,882	5,677
Asset Backed Funding Certificates,
Series 2006-OPT3 A3A
0.531%, 11/25/36(b)(l)	2,434,134	2,295,485
Bank of America Credit Card Trust,
Series 2008-A5 A5
2.395%, 12/16/13(l)	12,000,000	10,667,192
Series 2008-A9 A9
4.070%, 7/16/12	12,030,000	11,601,810
Bear Stearns Asset Backed Securities Trust,
Series 2002-2 A1
1.131%, 10/25/32(b)(l)	19,685	11,634
Series 2003-2 A2
0.921%, 3/25/43(b)(l)	63,258	61,078
Cendant Mortgage Corp.,
Series 2003-A A1
5.988%, 7/25/43(b)(l)§	67,876	64,252
Chase Issuance Trust,
Series 2007-A17 A
5.120%, 10/15/14	9,100,000	8,441,976
Series 2008-A7 A7
1.845%, 11/15/11(l)	1,800,000	1,723,185
Series 2008-A9 A9
4.260%, 5/15/13	11,260,000	10,530,048
Countrywide Asset-Backed Certificates,
Series 2006-19 2A1
0.531%, 3/25/37(b)(l)	1,853,416	1,791,201
CS First Boston Mortgage Securities Corp.,
Series 2001-HE17 A1
1.091%, 1/25/32(b)(l)	26,981	13,358
Daimler Chrysler Auto Trust,
Series 2006-B A3
5.330%, 8/8/10	1,927,354	1,913,736
Series 2006-C A3
5.020%, 7/8/10	3,975,154	3,953,695
Series 2006-D A4
4.940%, 2/8/12	9,900,000	9,309,173
Ford Credit Auto Owner Trust,
Series 2006-B A3
5.260%, 10/15/10	6,300,112	6,246,745
GSAA Home Equity Trust,
Series 2006-5 2A1
0.541%, 3/25/36(b)(l)	2,294,936	1,950,929
Home Equity Asset Trust,
Series 2002-1 A4
1.071%, 11/25/32(b)(l)	4,106	1,551
Honda Auto Receivables Owner Trust,
Series 2008-1 A2
3.770%, 9/20/10	12,365,000	12,183,591

	Principal Amount	Value (Note 1)
Mid-State Trust,
Series 4 A
8.330%, 4/1/30	$236,434	$207,918
Nissan Auto Receivables Owner Trust,
Series 2006-B A3
5.160%, 2/15/10	1,150,092	1,149,291
Series 2008-B A2
3.800%, 10/15/10	11,900,000	11,654,910
Renaissance Home Equity Loan Trust,
Series 2003-2 A
0.911%, 8/25/33(b)(l)	38,841	27,780
Series 2003-3 A
0.971%, 12/25/33(b)(l)	234,507	177,867
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2002-CIT1 A
0.771%, 3/25/32(b)(l)	35,258	32,216
Saxon Asset Securities Trust,
Series 2002-1 AV2
1.011%, 1/25/32(b)(l)	617	616
SLM Student Loan Trust,
Series 2008-5 A2
4.635%, 10/25/16(l)	14,040,000	13,138,365
Series 2008-5 A3
4.835%, 1/25/18(l)	3,550,000	3,091,279
Series 2008-5 A4
5.235%, 7/25/23(l)	9,560,000	7,697,202
Series 2008-9 A
5.035%, 4/25/23(l)	19,600,000	18,369,508
Structured Asset Receivables Trust,
Series 2003-2A CTFS
4.819%, 1/21/09(l)§	273,354	259,687
Structured Asset Securities Corp.,
Series 2002-HF1 A
0.761%, 1/25/33(b)(l)	99,101	74,591
Series 2003-AL2 A
3.357%, 1/25/31§	680,345	502,008
TIAA Real Estate CDO Ltd.,
Series 2001-C1A A4
6.680%, 6/19/31(l)§	6,145,770	6,102,496
USAA Auto Owner Trust,
Series 2006-4 A3
5.010%, 6/15/11	8,452,777	8,397,123
Series 2007-1 A2
5.400%, 4/15/10	1,602,495	1,602,126
Wells Fargo Home Equity Trust,
Series 2005-2 AII2
0.711%, 10/25/35(b)(l)§	227,475	211,430

		160,064,649

Non-Agency CMO (10.7%)
American Home Mortgage Assets,
Series 2006-6 A1A
0.661%, 12/25/46(l)	1,428,575	591,459
Banc of America Alternative Loan Trust,
Series 2004-5 4A1
5.000%, 6/25/19	1,222,184	1,080,243
Series 2004-6 4A1
5.000%, 7/25/19	1,233,564	1,019,233
Banc of America Commercial Mortgage, Inc.,
Series 2000-1 A2A
7.333%, 11/15/31(l)	5,302,981	5,288,077
Series 2001-1 A2
6.503%, 4/15/36	3,950,074	3,876,759

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2002-PB2 A4
6.186%, 6/11/35#	$.5,320,000	$5,093,886
Banc of America Funding Corp.,
Series 2006-A 1A1
4.622%, 2/20/36(l)	1,758,934	1,496,696
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-10 A2
4.750%, 10/25/35(l)	2,700,000	1,798,389
Series 2007-4 22A1
5.994%, 6/25/47(l)	2,357,386	1,433,120
Bear Stearns Alt-A Trust,
Series 2006-6 31A1
5.752%, 11/25/36(l)	4,200,184	1,956,740
Series 2006-6 32A1
5.747%, 11/25/36(l)	4,298,707	2,003,918
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2000-WF2 A2
7.320%, 10/15/32(l)	2,865,140	2,853,359
Series 2003-T12 A4
4.680%, 8/13/39(l)	6,825,000	6,173,655
Chase Commercial Mortgage Securities Corp.,
Series 1999-2 A2
7.198%, 1/15/32	490,756	489,102
Series 2000-3 A2
7.319%, 10/15/32	2,002,148	1,992,424
Citigroup Commercial Mortgage Trust, Inc.,
Series 2005-EMG A2
4.221%, 9/20/51§	4,040,224	3,901,954
Series 2007-C6 AM
5.700%, 12/10/49(l)	3,575,000	1,637,436
Series 2008-C7 A4
6.096%, 12/10/49(l)	7,559,313	5,836,324
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-4 A
5.343%, 9/25/35(l)	22,508,104	15,564,881
Series 2006-AR1 1A1
4.900%, 10/25/35(l)	7,675,246	4,845,202
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A4
5.886%, 11/15/44(l)	3,525,000	2,658,171
Citimortgage Alternative Loan Trust,
Series 2007-A8 A1
6.000%, 10/25/37	8,889,254	4,261,286
Commercial Mortgage Pass Through Certificates,
Series 2000-C1 A2
7.416%, 8/15/33(l)	4,882,200	4,882,716
Series 2007-C9 A4
5.816%, 12/10/49(l)^	9,890,000	7,499,239
Countrywide Alternative Loan Trust,
Series 2003-J3 2A1
6.250%, 12/25/33	183,162	159,042
Series 2006-OA10 1A1
3.216%, 8/25/46(l)	1,478,367	636,928
Series 2006-OA21 A1
0.698%, 3/20/47(l)	3,941,648	1,615,154
Series 2006-OC8 2A1A
0.561%, 11/25/36(l)	2,817,333	2,649,656
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2003-R4 1A3
6.000%, 11/25/26§	10,780	10,780
Series 2003-R4 2A
6.500%, 1/25/34(l)§	242,810	225,434

	Principal Amount	Value (Note 1)
Series 2006-OA5 2A1
0.671%, 4/25/46(l)	$1,732,931	$678,556
Series 2007-16 A1
6.500%, 10/25/37	5,075,704	3,443,551
Credit Suisse Mortgage Capital Certificates,
Series 2006-3 1A1A
0.561%, 4/25/36(l)	316,439	312,666
Series 2006-8 3A1
6.000%, 10/25/21	2,278,262	1,338,479
Series 2006-C5 A3
5.311%, 12/15/39	10,020,000	7,774,764
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4 A2
5.183%, 11/15/36	5,105,000	4,666,153
Series 2002-CP3 A3
5.603%, 7/15/35	7,210,000	6,699,617
Series 2002-CP5 A2
4.940%, 12/15/35	6,905,000	6,212,284
Series 2002-P1A A
4.556%, 3/25/32(l)§	18,755	13,877
Series 2003-C3 A5
3.936%, 5/15/38	7,430,000	6,320,216
Series 2005-C2 A4
4.832%, 4/15/37	4,760,000	3,880,208
CW Capital Cobalt Ltd.,
Series 2007-C3 A4
5.820%, 5/15/46(l)^	1,867,500	1,373,190
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1 A1
0.671%, 2/25/47(l)	1,769,518	718,199
DLJ Commercial Mortgage Corp.,
Series 1999-CG1 A1B
6.460%, 3/10/32	1,400	1,397
Series 1999-CG2 A1B
7.300%, 6/10/32(l)	2,120,656	2,115,751
Series 2000-CKP1 A1B
7.180%, 11/10/33	5,756,740	5,733,253
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA2 1A5
6.000%, 5/25/36	6,641,799	5,941,158
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A
1.545%, 11/15/31(l)	495,591	364,491
First Union National Bank Commercial Mortgage Trust,
Series 2001-C4 A2
6.223%, 12/12/33	6,520,000	6,279,791
GE Capital Commercial Mortgage Corp.,
Series 2002-3A A1
4.229%, 12/10/37	1,377,204	1,332,573
GMAC Commercial Mortgage Securities, Inc.,
Series 1999-C2 A2
6.945%, 9/15/33	186,938	186,201
Series 1999-C3 A2
7.179%, 8/15/36(l)	2,299,495	2,291,680
Series 2000-C1 A2
7.724%, 3/15/33(l)^	3,615,936	3,615,716
Series 2000-C2 A2
7.455%, 8/16/33(l)	2,954,568	2,948,500
Series 2000-C3 A2
6.957%, 9/15/35	5,052,891	5,000,535
Series 2002-C3 A2
4.930%, 7/10/39	6,925,000	6,258,110

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1 A4
4.755%, 6/10/36	$1,205,000	$1,169,635
Series 2007-GG9 A4
5.444%, 3/10/39^	8,775,000	6,678,932
GS Mortgage Securities Corp. II,
Series 2006-GG8 A4
5.560%, 11/10/39	5,360,000	4,251,520
GSR Mortgage Loan Trust,
Series 2004-9 4A1
4.039%, 8/25/34(l)	4,908,187	3,264,773
Series 2005 - AR4 6A1
5.250%, 7/25/35(l)	22,289,676	16,360,725
Series 2005-AR6 2A1
4.540%, 9/25/35(l)	1,995,252	1,470,766
Series 2005-AR7 6A1
5.244%, 11/25/35(l)	4,354,799	3,239,761
Series 2006-OA1 2A1
0.661%, 8/25/46(l)	2,923,439	1,420,666
Harborview Mortgage Loan Trust,
Series 2006-9 2A1A
0.791%, 11/19/36(l)	2,862,376	1,231,067
Heller Financial Commercial Mortgage Asset Corp.,
Series 1999-PH1 A2
6.847%, 5/15/31(l)	46,607	46,466
Homebanc Mortgage Trust,
Series 2005-4 A1
0.741%, 10/25/35(l)	2,860,745	1,316,155
Impac CMB Trust,
Series 2003-8 2A1
1.371%, 10/25/33(b)(l)	176,966	146,686
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-C1 A3
5.857%, 10/12/35	5,340,000	5,097,168
Series 2001-CIB2 A3
6.429%, 4/15/35	1,295,000	1,259,444
Series 2001-CIBC A3
6.260%, 3/15/33	4,886,424	4,776,045
Series 2004-CB8 A1A
4.158%, 1/12/39§	3,371,869	2,771,818
Series 2007-LD11 A2
5.804%, 6/15/49(l)	3,450,000	2,637,267
Series 2007-LD12 A2
5.827%, 2/15/51	2,810,000	2,190,903
JP Morgan Mortgage Trust,
Series 2006-S2 2A2
5.875%, 7/25/36	1,059,425	781,326
Series 2007-S1 1A2
5.500%, 3/25/22	965,876	656,494
LB-UBS Commercial Mortgage Trust,
Series 2002-C2 A4
5.594%, 6/15/31	6,949,000	6,493,187
Series 2003-C7 A2
4.064%, 9/15/27(l)	1,038,164	1,006,834
Series 2004-C7 A1A
4.475%, 10/15/29	8,484,760	7,450,806
Series 2006-C6 A4
5.372%, 9/15/39	3,295,000	2,584,947
Series 2007-C1 A4
5.424%, 2/15/40	4,000,000	2,967,566
Series 2007-C7 A3
5.866%, 9/15/45(l)	7,970,000	5,639,524

	Principal Amount	Value (Note 1)
MASTR Alternative Loans Trust,
Series 2004-4 1A1
5.500%, 5/25/34	$2,898,969	$2,246,701
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A
4.910%, 12/25/32(l)	428,187	394,575
Series 2005-A10 A
0.681%, 2/25/36(l)	2,145,166	1,141,274
Morgan Stanley Capital I, Inc.,
Series 1999-LIFE A2
7.110%, 4/15/33(l)	5,743,359	5,721,698
Series 2006-IQ12 A4
5.332%, 12/15/43	3,455,000	2,599,205
Series 2007-HQ12 A2
5.632%, 4/12/49(l)	1,250,000	940,445
Series 2007-HQ13 A1
5.357%, 12/15/44	11,804,474	10,952,133
Series 2007-IQ13 A4
5.364%, 3/15/44	2,000,000	1,470,929
Series 2007-IQ15 A4
5.881%, 6/11/49(l)	11,450,000	8,483,000
Series 2007-IQ15 AM
5.881%, 6/11/49(l)	5,075,000	2,357,393
Series 2007-T27 A4
5.650%, 6/13/42(l)	3,910,000	2,984,754
Morgan Stanley Dean Witter Capital I,
Series 2002-IQ2 A4
5.740%, 12/15/35	6,865,000	6,530,811
Residential Accredit Loans, Inc.,
Series 2003-QR19 CB1
5.750%, 10/25/33	190,365	189,850
Series 2006-QS2 1A9
5.500%, 2/25/36	5,753,138	3,522,848
Salomon Brothers Mortgage Securities VII, Inc.,
Series 2001-C2 A3
6.499%, 11/13/36	8,080,540	7,849,236
Sequoia Mortgage Trust,
Series 10 2A1
0.888%, 10/20/27(l)	86,289	66,032
Series 2003-4 2A1
0.858%, 7/20/33(l)	180,165	128,400
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS 1A1
0.791%, 10/25/35(l)	1,887,510	849,950
Structured Asset Mortgage Investments, Inc.,
Series 2002-AR3 A1
0.911%, 9/19/32(l)	53,702	37,864
Series 2005-AR5 A1
0.831%, 7/19/35(l)	433,005	187,410
Series 2005-AR5 A2
0.831%, 7/19/35(l)	2,234,930	1,679,824
Series 2006-AR3 12A1
0.691%, 5/25/36(l)	1,956,776	784,117
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17 APB
5.037%, 3/15/42	5,110,000	4,337,527
Series 2005-C20 A6A
5.110%, 7/15/42(l)	7,640,000	6,458,447
Series 2005-C22 A4
5.265%, 12/15/44(l)	4,400,000	3,524,787
Series 2006-C28 AJ
5.632%, 10/15/48(l)	1,030,000	302,479
Series 2006-C29 AJ
5.368%, 11/15/48(l)	1,030,000	289,348

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2007-C33 A4
5.902%, 2/15/51(l)	$5,875,000	$4,245,716
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6 A
3.656%, 6/25/42(l)	77,199	56,366
Series 2002-AR9 1A
3.656%, 8/25/42(l)	117,614	82,749
Series 2003-R1 A1
1.011%, 12/25/27(l)	1,124,957	931,574
Series 2005-AR7 A4
4.919%, 8/25/35(l)	3,223,502	1,890,863
Series 2007-HY3 4A1
5.347%, 3/25/37(l)	7,881,948	4,509,581
Series 2007-OA4 1A
3.026%, 5/25/47(l)	1,959,074	863,717
Series 2007-OA5 1A
3.006%, 6/25/47(l)	3,399,495	1,491,086
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K 1A2
4.476%, 7/25/34(l)	4,999,392	3,823,963
Series 2006-AR12 2A1
6.099%, 9/25/36(l)	2,867,253	1,837,574

		361,706,886

Total Asset-Backed and Mortgage- Backed Securities		521,771,535

Corporate Bonds (23.8%)
Consumer Discretionary (0.5%)
Media (0.5%)
Cablevision Systems Corp. Term Loan
2.940%, 2/24/13	$2,545	2,162
2.945%, 2/24/13	989,822	840,936
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	1,020,000	1,055,215
Comcast Cable Holdings LLC
7.875%, 8/1/13	130,000	133,668
Comcast Corp.
6.500%, 1/15/15	969,000	952,460
6.500%, 1/15/17^	2,550,000	2,518,671
7.050%, 3/15/33	15,000	15,646
6.500%, 11/15/35	1,235,000	1,229,121
6.950%, 8/15/37^	2,900,000	3,053,851
COX Communications, Inc.
7.125%, 10/1/12	115,000	110,057
Historic TW, Inc.
6.625%, 5/15/29	200,000	177,359
News America Holdings, Inc.
7.750%, 1/20/24	145,000	145,402
8.500%, 2/23/25	775,000	762,703
8.450%, 8/1/34	245,000	260,406
News America, Inc.
7.125%, 4/8/28	275,000	263,820
TCI Communications, Inc.
7.875%, 2/15/26	820,000	850,874
7.125%, 2/15/28	360,000	340,450
Time Warner Cable, Inc.
6.200%, 7/1/13	2,625,000	2,482,974
6.550%, 5/1/37	2,350,000	2,251,608
Time Warner Cos., Inc.
7.570%, 2/1/24	10,000	9,637
Time Warner, Inc.
6.750%, 4/15/11	135,000	131,811
7.700%, 5/1/32	598,000	598,737

	Principal Amount	Value (Note 1)
Turner Broadcasting System, Inc.
8.375%, 7/1/13	$65,000	$63,393

Total Consumer Discretionary		18,250,961

Consumer Staples (0.6%)
Food & Staples Retailing (0.0%)
SUPERVALU, Inc.
7.500%, 11/15/14	700,000	574,000

Food Products (0.2%)
Kraft Foods, Inc.
6.500%, 8/11/17	3,270,000	3,286,814
6.125%, 2/1/18	3,500,000	3,429,640

		6,716,454

Household Products (0.3%)
Kimberly-Clark Corp.
3.520%, 7/30/10(l)	10,400,000	10,113,522

Tobacco (0.1%)
Philip Morris International, Inc.
6.875%, 3/17/14	2,575,000	2,706,036
5.650%, 5/16/18	1,570,000	1,556,393

		4,262,429

Total Consumer Staples		21,666,405

Energy (0.4%)
Energy Equipment & Services (0.1%)
Halliburton Co.
5.500%, 10/15/10	1,100,000	1,123,519
Transocean, Inc.
6.000%, 3/15/18^	645,000	587,467
6.800%, 3/15/38	955,000	851,809

		2,562,795

Oil, Gas & Consumable Fuels (0.3%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	3,525,000	3,113,664
6.450%, 9/15/36	1,735,000	1,368,627
Canadian Natural Resources Ltd.
5.700%, 5/15/17	4,000,000	3,488,512
ConocoPhillips
7.000%, 3/30/29	30,000	30,650
Devon Financing Corp. ULC
7.875%, 9/30/31	475,000	523,025
EnCana Holdings Finance Corp.
5.800%, 5/1/14	400,000	374,725
Gaz Capital S.A.
8.146%, 4/11/18§	1,800,000	1,269,000
XTO Energy, Inc.
6.250%, 8/1/17	900,000	864,249
6.750%, 8/1/37	1,675,000	1,568,745

		12,601,197

Total Energy		15,163,992

Financials (18.9%)
Capital Markets (3.9%)
Bear Stearns Cos., Inc.
2.263%, 8/21/09(l)	2,700,000	2,655,204
2.243%, 2/23/10(l)	7,000,000	6,797,798
4.903%, 7/19/10(l)	1,805,000	1,746,791
3.650%, 1/31/11(l)	1,500,000	1,377,096
2.359%, 8/15/11(l)	2,500,000	2,248,135
6.950%, 8/10/12	4,965,000	5,156,515
6.400%, 10/2/17	8,075,000	8,391,362
7.250%, 2/1/18	2,000,000	2,191,712

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Goldman Sachs Capital II
5.793%, 12/29/49(l)		$3,650,000	$1,403,144
Goldman Sachs Group, Inc.
1.766%, 6/28/10(l)		10,000,000	9,153,120
5.250%, 10/15/13		5,060,000	4,648,379
5.319%, 1/12/15(l)		4,500,000	3,338,113
6.250%, 9/1/17		18,000,000	17,453,448
Lehman Brothers Holdings, Inc.
0.000%, 12/23/09(h)		10,200,000	918,000
5.625%, 1/24/13(h)		5,000,000	475,000
6.200%, 9/26/14(h)		5,330,000	506,350
6.750%, 12/28/17(h)		4,325,000	433
0.000%, 9/15/22(h)		2,175,000	195,750
Merrill Lynch & Co., Inc.
2.431%, 6/5/12(l)		1,500,000	1,277,700
6.400%, 8/28/17		13,000,000	13,024,271
6.875%, 4/25/18		3,700,000	3,870,296
Morgan Stanley
4.299%, 1/22/09(l)		600,000	596,535
4.753%, 1/18/11(l)		2,800,000	2,384,127
5.050%, 1/21/11		2,315,000	2,223,544
6.750%, 4/15/11		800,000	787,141
4.570%, 1/9/12(l)		11,400,000	8,994,737
5.625%, 1/9/12		1,935,000	1,834,974
5.300%, 3/1/13		7,300,000	6,620,304
6.000%, 4/28/15		10,300,000	8,886,119
6.625%, 4/1/18		15,000,000	13,159,350

			132,315,448

Certificates of Deposit (0.2%)
Bank of Ireland
2.831%, 1/15/10(l)		4,000,000	3,972,728
Nordea Bank Finland plc/New York
1.855%, 4/9/09(l)		2,300,000	2,299,703
SunTrust Bank
4.415%, 6/15/09		980,000	990,312

			7,262,743

Commercial Banks (5.8%)
Bank of Scotland plc
4.590%, 7/17/09(l)§		4,300,000	4,287,315
2.253%, 12/8/10(l)§		8,000,000	7,300,104
Barclays Bank plc
5.926%, 9/29/49(l)§		4,500,000	1,654,749
7.434%, 9/29/49(l)§		5,895,000	2,980,394
Charter One Bank N.A.
3.585%, 4/24/09(l)		8,300,000	8,180,347
Commonwealth Bank of Australia
1.916%, 6/8/09(l)§		600,000	596,974
Credit Suisse/New York
5.000%, 5/15/13		21,340,000	20,538,278
6.000%, 2/15/18		1,550,000	1,423,404
DnB NOR Bank ASA
4.889%, 10/13/09(l)§		6,100,000	6,098,493
HBOS plc
6.750%, 5/21/18§		1,400,000	1,232,139
HSBC Capital Funding LP/Jersey Channel Islands
4.610%, 12/29/49(l)§		550,000	298,039
ICICI Bank Ltd.
5.290%, 1/12/10(l)§		3,400,000	2,813,500
JP Morgan Chase Bank N.A.
6.000%, 7/5/17		5,400,000	5,446,429
6.000%, 10/1/17		4,110,000	4,145,671
Mizuho Financial Group, Inc./Aruba
1.805%, 10/27/49(l)†	JPY	300,000,000	3,177,386

	Principal Amount		Value (Note 1)
National Australia Bank Ltd.
2.204%, 9/11/09(l)§		$6,200,000	$6,204,520
5.350%, 6/12/13§		9,100,000	8,770,671
National Westminster Bank plc
7.375%, 10/1/09		725,000	710,852
Rabobank Capital Funding II
5.260%, 12/31/49(l)§		780,000	412,643
Rabobank Nederland N.V.
1.195%, 2/1/10(l)§		14,500,000	14,422,947
Regions Bank
7.500%, 5/15/18§		6,600,000	5,672,251
Royal Bank of Scotland Group plc
5.050%, 1/8/15		2,100,000	1,782,495
6.990%, 10/29/49(l)§		650,000	303,898
Sumitomo Mitsui Banking Corp.
1.570%, 12/31/49(l)	JPY	200,000,000	1,896,055
1.776%, 12/31/49(l)		100,000,000	1,061,860
5.625%, 12/31/49(l)§		$300,000	222,172
UBS AG/Connecticut
5.875%, 12/20/17		19,910,000	18,290,222
5.750%, 4/25/18		8,400,000	7,623,798
Wachovia Bank N.A./North Carolina
1.538%, 3/23/09(l)		3,100,000	3,079,242
5.000%, 8/15/15		2,500,000	2,178,113
6.000%, 11/15/17		7,525,000	7,264,078
6.600%, 1/15/38		1,750,000	1,898,589
Wachovia Corp.
2.116%, 3/15/11(l)		1,500,000	1,338,374
5.500%, 5/1/13		5,400,000	5,339,741
2.266%, 6/15/17(l)		5,900,000	4,379,151
Wells Fargo & Co.
3.552%, 5/1/09		1,700,000	1,743,690
4.625%, 8/9/10		2,390,000	2,400,989
4.875%, 1/12/11		460,000	460,017
4.375%, 1/31/13		15,200,000	14,884,083
7.980%, 2/28/49(l)		8,000,000	6,819,200
Wells Fargo Bank N.A./North Carolina
4.750%, 2/9/15		5,700,000	5,769,477

			195,102,350

Consumer Finance (1.5%)
American Express Bank FSB
0.568%, 10/20/09(l)		2,000,000	1,906,538
American Express Co.
7.000%, 3/19/18		15,700,000	15,874,961
American Honda Finance Corp.
2.275%, 6/20/11(l)§		18,000,000	17,536,464
Capital One Financial Corp.
6.750%, 9/15/17		2,300,000	2,227,720
Ford Motor Credit Co. LLC
7.250%, 10/25/11		1,250,000	913,136
SLM Corp.
4.000%, 1/15/09^		3,250,000	3,233,934
3.675%, 7/27/09(l)		5,900,000	5,561,322
3.695%, 7/26/10(l)		3,000,000	2,560,443
3.835%, 1/27/14(l)		2,950,000	1,990,852

			51,805,370

Diversified Financial Services (5.0%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13		1,880,000	1,850,668

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Bank of America Corp.
2.299%, 2/17/09(l)		$9,055,000	$9,040,863
2.273%, 5/21/10(l)		1,500,000	1,439,044
5.625%, 10/14/16^		3,050,000	2,995,814
6.000%, 9/1/17		2,740,000	2,782,804
5.750%, 12/1/17		4,715,000	4,707,649
5.650%, 5/1/18		8,335,000	8,384,460
8.000%, 12/29/49(l)		7,600,000	5,466,589
8.125%, 12/29/49(l)		2,000,000	1,496,000
Bank of America N.A.
2.835%, 5/12/10(l)		5,200,000	5,091,590
2.048%, 6/23/10(l)		9,700,000	9,466,240
6.100%, 6/15/17		1,275,000	1,257,175
Belvoir Land LLC,
Series A-1
5.270%, 12/15/47§		825,000	527,266
BTM Curacao Holdings N.V.
1.566%, 12/31/49(l)	JPY	100,000,000	1,097,892
Caterpillar Financial Services Corp.
2.285%, 8/11/09(l)		$6,100,000	6,010,556
CIT Group, Inc.
2.303%, 6/8/09(l)		3,900,000	3,807,067
Citigroup, Inc.
1.496%, 12/28/09(l)		4,100,000	3,867,534
4.125%, 2/22/10		3,940,000	3,882,574
4.625%, 8/3/10^		485,000	477,002
5.300%, 10/17/12		7,500,000	7,227,945
5.500%, 4/11/13		19,200,000	18,694,733
General Electric Capital Corp.
2.096%, 6/15/09(l)		5,100,000	5,005,777
2.448%, 5/10/10(l)		3,700,000	3,485,378
5.000%, 11/15/11		12,270,000	12,434,541
3.116%, 12/9/11(l)		9,000,000	9,152,820
4.644%, 4/10/12(l)		10,000,000	8,482,130
5.500%, 9/15/67(l)§	EUR	10,400,000	8,034,645
6.375%, 11/15/67(l)		$4,725,000	2,969,989
Irwin Land LLC
Series A-1
5.030%, 12/15/25§		725,000	541,459
Series A-2
5.300%, 12/15/35§		1,195,000	854,867
John Deere Capital Corp.
2.875%, 6/19/12		5,000,000	5,142,455
JP Morgan Chase Capital XXV
6.800%, 10/1/37		5,975,000	5,505,275
JPMorgan Chase & Co.
3.343%, 11/1/12(l)		1,500,000	1,302,635
7.900%, 4/29/49(l)		3,275,000	2,724,243
Pemex Finance Ltd.
9.030%, 2/15/11#		45,000	46,145
Santander Perpetual S.A.U.
6.671%, 10/29/49(l)§		3,500,000	2,226,137
UFJ Finance Aruba AEC
6.750%, 7/15/13		310,000	302,993
ZFS Finance USA Trust I
6.500%, 5/9/37(l)^§		1,945,000	797,450

			168,580,404

Insurance (2.4%)
Allstate Corp.
6.125%, 5/15/37(l)		1,480,000	859,588
American International Group, Inc.
3.548%, 1/29/10(l)§		10,400,000	9,204,000
5.600%, 10/18/16		1,000,000	671,029
8.250%, 8/15/18§		1,200,000	878,303
8.175%, 5/15/58(l)§		23,290,000	9,060,392

	Principal Amount	Value (Note 1)
Berkshire Hathaway Finance Corp.
4.750%, 5/15/12#	$760,000	$780,161
Chubb Corp.
5.750%, 5/15/18	1,000,000	960,167
6.375%, 3/29/67(l)	3,125,000	1,938,100
Hartford Life Global Funding Trusts
2.166%, 9/15/09(l)	3,610,000	3,362,495
Lincoln National Corp.
6.050%, 4/20/67(l)	2,025,000	810,000
MetLife, Inc.
6.400%, 12/15/36^	4,390,000	2,634,000
Metropolitan Life Global Funding I
2.189%, 5/17/10(l)§	900,000	807,281
2.246%, 3/15/12(l)§	25,100,000	19,810,803
5.125%, 4/10/13^§	5,250,000	4,891,735
Monumental Global Funding Ltd.
1.220%, 6/16/10(l)§	7,080,000	6,648,779
New York Life Global Funding
3.875%, 1/15/09§	775,000	774,788
4.650%, 5/9/13§	15,000,000	14,494,605
Progressive Corp.
6.700%, 6/15/37(l)	2,390,000	1,174,883
Travelers Cos., Inc.
6.250%, 3/15/37(l)	3,375,000	2,210,750

		81,971,859

Real Estate Investment Trusts (REITs) (0.1%)
ERP Operating LP
6.625%, 3/15/12^	445,000	365,643
Ventas Realty LP/Ventas Capital Corp.
7.125%, 6/1/15	2,300,000	1,799,750
6.750%, 4/1/17	760,000	577,600

		2,742,993

Total Financials		639,781,167

Health Care (0.5%)
Pharmaceuticals (0.5%)
Bristol-Myers Squibb Co.
6.875%, 8/1/97	150,000	165,717
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13	3,425,000	3,435,470
5.650%, 5/15/18	11,300,000	11,868,706

Total Health Care		15,469,893

Industrials (0.3%)
Airlines (0.2%)
Continental Airlines, Inc.
Series 99-2
7.056%, 9/15/09	850,000	816,000
Southwest Airlines Co.
10.500%, 12/15/11(b)§	7,000,000	6,524,191
UAL Pass Through Trust
Series 2001-1
6.602%, 9/1/13	75,966	70,648

		7,410,839

Industrial Conglomerates (0.1%)
General Electric Co.
5.000%, 2/1/13	1,081,000	1,093,205

Total Industrials		8,504,044

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Information Technology (0.3%)
Computers & Peripherals (0.2% )
International Business Machines Corp.
5.700%, 9/14/17	$2,890,000	$3,089,742
7.625%, 10/15/18	3,000,000	3,597,585

		6,687,327

Software (0.1%)
Oracle Corp.
4.950%, 4/15/13	3,670,000	3,783,704

Total Information Technology		10,471,031

Materials (0.0%)
Metals & Mining (0.0%)
Teck Cominco Ltd.
6.125%, 10/1/35	1,075,000	440,213

Paper & Forest Products (0.0%)
Koch Forest Products, Inc.
3.459%, 12/20/12(l)	28,571	23,202
4.219%, 12/20/12(l)	57,880	47,003
4.446%, 12/20/12(l)	39,167	31,807
4.567%, 12/20/12(l)	809,524	657,401

		759,413

Total Materials		1,199,626

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.4%)
AT&T Corp.
7.300%, 11/15/11	38,000	39,481
8.000%, 11/15/31	698,000	876,782
AT&T, Inc.
5.500%, 2/1/18	1,950,000	1,970,719
6.500%, 9/1/37	6,500,000	7,000,435
6.300%, 1/15/38	7,300,000	7,716,903
6.400%, 5/15/38	12,270,000	13,143,391
Frontier Communications Corp.
9.000%, 8/15/31^	65,000	40,950
GTE Corp.
6.940%, 4/15/28	225,000	208,208
Qwest Communications International, Inc.
5.649%, 2/15/09(l)	667,000	663,665
Qwest Corp.
7.625%, 6/15/15	1,580,000	1,295,600
Telecom Italia Capital S.A.
5.250%, 10/1/15	1,575,000	1,198,969
Telefonica Emisiones S.A.U.
6.421%, 6/20/16^	1,050,000	1,048,177
Telefonica Europe B.V.
7.750%, 9/15/10	550,000	558,449
Verizon Communications, Inc.
5.350%, 2/15/11	600,000	603,559
8.750%, 11/1/18	8,350,000	9,796,404
7.750%, 6/15/32	425,000	469,987
Verizon Maryland, Inc.
Series B
5.125%, 6/15/33^	465,000	338,530
Verizon New England, Inc.
7.875%, 11/15/29	25,000	21,974
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12	1,040,000	1,023,830

		48,016,013

	Principal Amount	Value (Note 1)
Wireless Telecommunication Services (0.2%)
Verizon Wireless, Inc.
8.500%, 11/15/18§	$2,550,000	$2,987,776
Vodafone Group plc
7.750%, 2/15/10	1,985,000	2,028,700

		5,016,476

Total Telecommunication Services		53,032,489

Utilities (0.7%)
Electric Utilities (0.7% )
Dayton Power & Light Co.
5.125%, 10/1/13	900,000	914,212
EDP Finance B.V.
6.000%, 2/2/18§	3,075,000	2,552,699
Enel Finance International S.A.
6.250%, 9/15/17§	7,200,000	6,080,090
Florida Power & Light Co.
4.950%, 6/1/35	875,000	851,452
5.950%, 2/1/38	1,030,000	1,147,266
Florida Power Corp.
5.900%, 3/1/33	275,000	286,312
6.400%, 6/15/38	1,300,000	1,451,762
MidAmerican Energy Holdings Co.
5.950%, 5/15/37	2,350,000	2,130,870
6.500%, 9/15/37	2,000,000	1,952,290
Pepco Holdings, Inc.
6.450%, 8/15/12	2,130,000	1,987,307
PSEG Power LLC
6.950%, 6/1/12	400,000	394,668
Scottish Power Ltd.
4.910%, 3/15/10	1,100,000	1,076,915
Southern California Edison Co.
Series 08-A
5.950%, 2/1/38	1,000,000	1,113,850

		21,939,693

Gas Utilities (0.0%)
CenterPoint Energy Resources Corp.
6.150%, 5/1/16^	1,000,000	861,463
Consolidated Natural Gas Co.
Series A
5.000%, 3/1/14	250,000	232,465

		1,093,928

Multi-Utilities (0.0%)
Dominion Resources, Inc.
Series D
5.125%, 12/15/09	150,000	149,670

Total Utilities		23,183,291

Total Corporate Bonds		806,722,899

Government Securities (98.1%)
Agency ABS (0.4%)
Small Business Administration
Series 2003-10A 1
4.628%, 3/10/13	$505,507	508,094

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Small Business Administration Participation Certificates
Series 2004-20A 1
4.930%, 1/1/24		$591,950	$602,207
Series 2004-20C 1
4.340%, 3/1/24		4,102,464	4,051,679
Series 2005-20B 1
4.625%, 2/1/25		360,706	360,829
Series 2008-20A 1
5.170%, 1/1/28		981,532	976,242
Series 2008-20C 1
5.490%, 3/1/28		3,642,069	3,735,816
Series 2008-20G 1
5.870%, 7/1/28		3,529,472	3,675,417

			13,910,284

Agency CMO (3.2%)
Federal Home Loan Mortgage Corp.
4.500%, 12/15/13		858,598	861,011
4.500%, 2/15/15		1,799,205	1,817,524
4.500%, 1/15/16		2,250,214	2,273,361
5.000%, 7/15/19		8,717,316	8,804,112
4.500%, 10/15/23		1,646,685	1,647,662
5.500%, 2/15/26		3,377,885	3,450,688
5.500%, 4/15/26		3,654,491	3,719,198
1.545%, 12/15/29(l)		20,128	19,488
5.500%, 1/15/31		2,151,126	2,216,165
5.355%, 10/15/33 IO(l)		69,217,539	6,205,615
5.500%, 8/1/35 IO STRIPS		5,714,635	606,411
6.500%, 7/25/43		653,412	678,528
Federal National Mortgage Association
4.500%, 2/25/17		1,469,454	1,486,499
4.500%, 3/25/17		1,175,741	1,189,724
5.500%, 9/25/24		3,284,227	3,310,364
5.500%, 10/25/24		3,869,093	3,903,320
5.500%, 3/25/25		10,965,076	11,061,921
5.500%, 1/25/26		10,186,455	10,296,549
5.500%, 5/25/27		2,779,766	2,823,452
6.000%, 8/25/28		1,057,969	1,066,683
6.000%, 9/25/30		10,132,164	10,158,914
6.000%, 1/25/32		10,288,810	10,504,293
8.760%, 6/25/32(l)		148,857	157,232
5.310%, 8/25/33		2,900,000	2,929,000
6.000%, 10/25/33		10,779,989	10,997,653
6.500%, 7/25/34		1,377,162	1,425,403
5.000%, 7/1/36 IO STRIPS		12,748,165	1,221,629
Government National Mortgage Association
6.500%, 6/20/32		179,902	188,004
Small Business Administration
Series 2008-P10B 1
5.944%, 8/10/18†		3,100,000	3,201,768

			108,222,171

Foreign Governments (1.1%)
Emirate of Abu Dhabi
5.500%, 8/2/12§		10,400,000	11,506,560
Export-Import Bank of China
5.250%, 7/29/14§		3,700,000	3,826,485
Federative Republic of Brazil
12.500%, 1/5/22	BRL	1,900,000	842,860
10.250%, 1/10/28		29,300,000	11,379,507
Israel Government AID Bond
5.500%, 4/26/24		$1,950,000	2,422,153
5.500%, 9/18/33		1,945,000	2,584,594

	Principal Amount	Value (Note 1)
Republic of Croatia
Series A
3.938%, 7/30/10(l)	$411,818	$385,828
Republic of Panama
9.375%, 4/1/29	298,000	330,333
Republic of South Africa
7.375%, 4/25/12	60,000	60,009
6.500%, 6/2/14^	1,480,000	1,398,600
United Mexican States
6.750%, 9/27/34	1,775,000	1,872,625

		36,609,554

Municipal Bonds (0.8%)
Buckeye Tobacco Settlement Financing Authority
6.000%, 6/1/42	4,100,000	2,330,276
California Educational Facilities Authority
4.750%, 10/1/37	900,000	796,653
California State University
5.000%, 11/1/30	300,000	276,831
Chabot-Las Positas, California Community College District
(Zero Coupon), 8/1/22	6,230,000	2,760,638
City of Chicago, Illinois
7.790%, 1/1/14(l)§	300,000	205,446
Golden State Tobacco Securitization Corp.
5.750%, 6/1/47	300,000	166,917
Los Angeles, California Community College District
5.000%, 8/1/27	1,100,000	1,075,239
5.000%, 8/1/31	200,000	189,878
5.000%, 8/1/32	1,000,000	937,300
Los Angeles, California Unified School District
4.500%, 7/1/22	1,500,000	1,406,265
4.500%, 7/1/24	1,300,000	1,175,668
4.500%, 7/1/25	1,700,000	1,516,332
4.500%, 1/1/28	1,500,000	1,296,210
Los Gatos, California Union School District
5.000%, 8/1/30	160,000	156,890
New York City Municipal Water Finance Authority
7.220%, 6/15/34(l)§	100,000	95,408
5.000%, 6/15/37	1,900,000	1,742,395
Puerto Rico Sales Tax Financing Corp.
(Zero Coupon), 8/1/54	1,100,000	38,566
San Bernardino, California Community College District
5.000%, 8/1/31	1,500,000	1,374,780
State of California
4.500%, 8/1/28	2,200,000	1,786,048
5.000%, 11/1/37	600,000	510,330
5.000%, 12/1/37	1,200,000	1,020,564
State of Texas
4.750%, 4/1/37	6,500,000	5,972,850
Tobacco Settlement Financing Corp./New Jersey
5.000%, 6/1/29	1,010,000	570,700
5.000%, 6/1/41	400,000	193,996

		27,596,180

U.S. Government Agencies (89.6%)
Federal Home Loan Bank
4.000%, 4/20/09(e)	1,800,000	1,819,894
5.625%, 6/13/16	3,650,000	3,832,635
5.625%, 6/11/21	17,610,000	20,291,211
Federal Home Loan Mortgage Corp.
4.000%, 6/1/10	819,230	819,273
6.000%, 6/15/11^	16,300,000	18,065,127
5.500%, 8/20/12	8,000,000	8,928,568
6.000%, 1/1/14	19,612	20,231

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
5.500%, 2/1/14	$206,216	$212,051
6.000%, 7/1/14	11,347	11,712
5.750%, 6/27/16^	8,600,000	9,227,301
6.000%, 2/1/17	422,782	438,321
6.000%, 3/1/17	10,689	11,084
6.500%, 3/1/17	78,131	81,178
6.000%, 4/1/17	353,600	366,176
6.000%, 5/1/17	2,171	2,251
6.000%, 7/1/17	45,046	46,711
6.000%, 8/1/17	83,813	86,795
5.500%, 11/1/17	82,908	85,809
5.000%, 12/14/18^	3,600,000	3,731,454
5.500%, 3/1/23	56,935	58,586
6.500%, 4/1/31	674	705
5.033%, 11/1/31(l)	20,018	19,943
5.500%, 3/1/32	1,304,371	1,341,723
5.500%, 12/1/33	59,223	60,885
5.000%, 4/1/34	3,368,375	3,447,991
5.500%, 10/1/34	1,506,502	1,548,763
4.770%, 1/1/35(l)	4,172,457	4,197,413
5.500%, 10/1/35	681,224	698,177
5.500%, 11/1/35	29,489,302	30,223,183
5.313%, 4/1/36(l)	4,052,097	4,102,977
5.541%, 4/1/36(l)	6,129,730	6,256,228
5.000%, 5/1/36	581,057	594,519
5.674%, 1/1/37(l)	5,810,561	5,930,985
6.000%, 6/1/37	6,057,720	6,246,941
5.500%, 8/1/37	798,864	818,589
6.000%, 10/1/37	27,981,797	28,855,846
6.000%, 11/1/37	119,796,157	123,538,154
5.500%, 1/1/38	1,152,450	1,180,885
6.000%, 6/1/38	270,884	279,361
5.234%, 7/1/38(l)	8,826,638	8,993,856
5.304%, 8/1/38(l)	8,569,006	8,720,806
5.500%, 8/1/38	26,169,606	26,812,694
4.500%, 1/15/24 TBA	100,000	102,219
6.000%, 1/15/24 TBA	2,800,000	2,898,000
4.500%, 1/15/39 TBA	3,900,000	3,951,188
5.000%, 1/15/39 TBA	38,600,000	39,444,375
5.500%, 1/15/39 TBA	192,100,000	196,602,440
6.000%, 1/15/39 TBA	12,100,000	12,463,000
Federal National Mortgage Association
5.375%, 11/15/11^	50,700,000	56,011,231
5.250%, 8/1/12	24,223,000	25,531,526
4.625%, 5/1/13^	5,650,000	5,853,457
2.875%, 12/11/13	15,125,000	15,484,620
5.125%, 1/2/14^	2,575,000	2,721,157
4.000%, 5/1/14	4,530,852	4,596,382
7.000%, 4/1/15	47,185	49,036
6.000%, 2/1/16	1,479,118	1,557,686
6.000%, 3/1/16	244,227	257,263
7.000%, 4/1/16	60,529	63,089
5.500%, 2/1/17	377,612	390,943
5.500%, 6/1/17	116,866	120,992
5.500%, 8/1/17	100,467	104,014
5.500%, 10/1/17	104,344	108,027
5.500%, 12/1/17	5,620	5,818
5.500%, 1/1/18	361,295	374,050
5.000%, 3/1/18	3,201,833	3,305,321
5.500%, 4/1/18	506,424	523,986
5.000%, 10/1/18	13,822	14,269
5.500%, 10/1/18	11,900	12,312
5.500%, 11/1/18	3,808,572	3,943,028
5.000%, 1/1/19	459,692	474,550
5.500%, 3/1/19	380,340	393,573

	Principal Amount	Value (Note 1)
5.500%, 5/1/19	$970,958	$1,005,236
5.500%, 7/1/19	107,482	111,101
5.500%, 8/1/19	616,155	636,752
5.500%, 9/1/19	351,536	363,287
5.500%, 11/1/19	336,758	348,016
5.000%, 12/1/19	6,332,659	6,525,788
5.500%, 6/1/20	3,268,646	3,382,979
5.500%, 10/1/20	625,678	646,007
5.500%, 1/1/21	680,711	702,296
5.500%, 2/1/21	245,675	253,465
5.000%, 1/1/22	200,000	205,684
4.000%, 4/1/23	6,208,424	6,282,981
4.000%, 6/1/23	3,681,658	3,725,871
6.318%, 6/15/27	21,400,000	23,472,526
5.296%, 1/1/28(l)	165,120	164,506
6.500%, 2/1/31	1,169	1,223
6.500%, 8/1/31	548	573
7.000%, 8/1/31	35,196	37,240
7.000%, 3/1/32	25,120	26,582
7.000%, 4/1/32	126,509	133,860
7.000%, 5/1/32	7,647	8,092
6.500%, 6/1/32	127,652	133,197
6.500%, 8/1/32	188,138	196,899
6.500%, 9/1/32	1,683,972	1,757,120
7.000%, 10/1/32	39,969	42,292
5.500%, 11/1/32	449,182	462,045
5.500%, 12/1/32	86,238	88,707
5.000%, 1/1/33	3,592,779	3,681,068
5.500%, 1/1/33	823,338	846,916
5.500%, 2/1/33	1,801,935	1,853,166
3.948%, 3/1/33(l)	185,129	184,653
5.500%, 3/1/33	3,859,672	3,960,809
5.500%, 6/1/33	25,256,166	25,953,974
5.000%, 7/1/33	1,243,191	1,273,741
5.500%, 7/1/33	94,668	97,275
5.000%, 8/1/33	8,100,040	8,291,496
5.500%, 8/1/33	111,333	114,400
5.500%, 10/1/33	839,787	862,917
6.500%, 10/1/33	6,925	7,220
5.000%, 11/1/33	3,174,677	3,249,715
5.500%, 11/1/33	821,484	844,109
5.500%, 12/1/33	340,660	350,043
5.000%, 2/1/34	1,605,680	1,642,629
5.500%, 2/1/34	1,180,278	1,212,048
6.000%, 2/1/34	3,413,738	3,525,363
5.000%, 3/1/34	5,110,788	5,231,588
5.500%, 3/1/34	5,930,306	6,089,937
5.000%, 4/1/34	4,564,401	4,669,433
5.500%, 4/1/34	9,087,952	9,338,476
5.000%, 5/1/34	3,836,545	3,924,829
5.500%, 5/1/34	5,698,980	5,854,882
5.500%, 6/1/34	1,482,947	1,523,045
5.000%, 7/1/34	4,820,781	4,934,726
5.500%, 7/1/34	1,836,273	1,886,066
5.000%, 8/1/34	6,522,553	6,670,330
5.500%, 8/1/34	358,831	368,714
6.000%, 8/1/34	2,099,104	2,167,742
5.500%, 9/1/34	15,357,098	15,770,475
6.500%, 9/1/34	340,907	355,075
5.500%, 11/1/34	33,828,403	34,738,982
5.000%, 12/1/34	5,504,584	5,634,693
5.500%, 1/1/35	46,435,968	47,685,913
5.000%, 2/1/35	1,207,201	1,234,980
5.500%, 2/1/35	27,024,705	27,767,452
5.000%, 3/1/35	1,668,124	1,706,510

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
6.000%, 3/1/35	$15,741	$16,227
4.855%, 4/1/35(l)	7,749,543	7,837,665
6.000%, 4/1/35	11,415,141	11,795,538
6.000%, 5/1/35	695,800	717,247
6.000%, 7/1/35	417,745	430,621
5.500%, 8/1/35	12,745,396	13,085,247
6.000%, 8/1/35	1,184,882	1,221,404
5.000%, 9/1/35	1,580,309	1,617,662
6.000%, 9/1/35	1,345,705	1,387,185
5.000%, 10/1/35	498,975	510,145
5.500%, 10/1/35	23,181,013	23,796,931
6.000%, 10/1/35	2,760,144	2,845,223
5.000%, 11/1/35	9,120,518	9,324,693
6.000%, 11/1/35	2,270,650	2,340,640
5.500%, 12/1/35	7,418,572	7,618,262
6.000%, 12/1/35	28,148	29,016
6.500%, 12/1/35	833,102	866,426
5.230%, 1/1/36(l)	2,881,250	2,898,375
6.000%, 1/1/36	731,627	754,179
5.000%, 2/1/36	24,254,720	24,797,695
6.000%, 2/1/36	752,873	776,080
6.000%, 3/1/36	519,001	534,996
5.500%, 4/1/36	49,313	50,610
6.000%, 4/1/36	77,481	79,857
6.000%, 5/1/36	2,459,937	2,535,377
5.500%, 6/1/36	672,778	690,888
6.000%, 6/1/36	4,446,499	4,582,861
6.500%, 6/1/36	25,137	26,139
5.000%, 7/1/36	61,123,152	62,481,926
5.500%, 7/1/36	5,428,208	5,574,322
6.000%, 7/1/36	4,684,178	4,827,830
6.500%, 7/1/36	43,346	45,073
6.000%, 8/1/36	11,467,123	11,818,793
6.500%, 8/1/36	3,630,434	3,775,085
5.500%, 9/1/36	30,662,815	31,507,349
6.000%, 9/1/36	20,247,076	20,868,007
6.000%, 10/1/36	12,527,854	12,912,055
6.500%, 10/1/36	6,182,249	6,428,573
6.000%, 11/1/36	3,568,629	3,678,070
6.000%, 12/1/36	7,649,787	7,884,389
6.000%, 1/1/37	2,483,799	2,559,971
7.000%, 1/1/37	64,866	68,301
5.000%, 2/1/37	959,578	980,855
5.500%, 2/1/37	613,533	629,636
6.000%, 2/1/37	2,380,708	2,453,667
5.500%, 3/1/37	2,668,545	2,738,558
6.500%, 3/1/37	403,599	419,657
5.500%, 4/1/37	732,346	751,560
6.000%, 4/1/37	20,517,114	21,145,170
6.500%, 4/1/37	1,297,871	1,349,510
7.000%, 4/1/37	6,506,552	6,851,115
5.500%, 5/1/37	729,330	748,465
6.500%, 5/1/37	443,664	461,316
6.000%, 6/1/37	486,924	501,829
5.000%, 7/1/37	3,291,955	3,364,952
5.500%, 7/1/37	1,686,087	1,730,323
6.000%, 7/1/37	21,346,272	21,999,710
5.500%, 8/1/37	14,307,371	14,689,751
6.000%, 8/1/37	176,283	181,686
6.500%, 8/1/37	548,794	570,629
5.000%, 9/1/37	471,755	482,215
6.000%, 9/1/37	10,238,503	10,523,931
6.500%, 9/1/37	2,968,584	3,086,697
5.500%, 10/1/37	1,004,631	1,031,046
6.000%, 10/1/37	2,921,236	2,972,232

	Principal Amount	Value (Note 1)
6.500%, 10/1/37	$1,779,272	$1,850,064
5.000%, 11/1/37	293,953	300,471
6.000%, 11/1/37	13,998,448	14,426,960
7.500%, 11/1/37	2,118,602	2,223,803
5.000%, 1/1/38	2,179,068	2,227,168
6.000%, 1/1/38	487,536	502,412
5.000%, 2/1/38	57,086,835	58,361,178
5.500%, 2/1/38	397,552	408,004
6.000%, 2/1/38	36,092,727	37,197,575
5.000%, 3/1/38	8,160,180	8,340,654
6.000%, 3/1/38	274,978	283,368
6.500%, 3/1/38	688,220	715,534
5.500%, 4/1/38	1,198,813	1,230,161
5.500%, 5/1/38	8,186,387	8,400,350
6.000%, 5/1/38	53,843,380	55,486,196
5.000%, 6/1/38	992,397	1,014,303
5.500%, 6/1/38	154,059,135	158,177,412
6.000%, 6/1/38	4,659,487	4,801,655
5.500%, 7/1/38	457,267	469,218
6.000%, 7/1/38	2,269,059	2,338,291
5.500%, 8/1/38	154,759	158,820
6.000%, 8/1/38	5,830,542	6,008,439
5.500%, 9/1/38	7,903,212	8,110,563
6.000%, 9/1/38	7,199,886	7,419,565
6.500%, 9/1/38	1,512,237	1,572,254
5.500%, 10/14/38	815,035	836,465
6.500%, 11/1/38	7,957,223	8,273,026
5.500%, 12/1/38	21,285,571	21,845,323
5.371%, 12/1/40(l)	113,087	114,199
4.500%, 1/25/24 TBA	28,800,000	29,430,000
5.000%, 1/25/24 TBA	9,000,000	9,236,250
4.500%, 1/25/39 TBA	11,500,000	11,654,537
5.000%, 1/25/39 TBA	98,700,000	100,766,581
5.500%, 1/25/39 TBA	177,000,000	181,425,000
6.000%, 1/25/39 TBA	250,100,000	257,446,688
6.500%, 1/25/39 TBA	53,500,000	55,556,433
4.000%, 2/25/39 TBA	10,400,000	10,357,750
4.500%, 2/25/39 TBA	22,400,000	22,602,989
Government National Mortgage Association
4.625%, 7/20/27(l)	8,198	8,029
6.000%, 9/15/28	10,695	11,100
6.000%, 11/15/28	18,870	19,601
6.000%, 1/15/29	54,332	56,361
6.000%, 2/15/29	17,132	17,772
6.000%, 6/15/29	27,884	28,925
7.000%, 9/15/31	39,790	42,101
7.000%, 10/15/31	6,202	6,558
6.000%, 11/15/31	12,205	12,649
6.000%, 12/15/31	72,962	75,618
7.000%, 2/15/32	43,699	45,948
7.000%, 4/15/32	21,026	22,109
6.500%, 5/15/32	923,699	970,885
7.000%, 5/15/32	22,240	23,525
6.000%, 7/15/32	48,299	50,012
6.000%, 1/15/33	32,183	33,304
6.500%, 1/15/33	771,996	814,178
6.000%, 2/15/33	84,020	86,946
6.500%, 2/15/33	947,837	999,583
7.000%, 2/15/33	35,399	37,103
5.500%, 4/15/33	120,324	124,425
6.500%, 6/15/34	965,986	1,018,758
6.500%, 8/15/34	7,518,196	7,878,161
6.000%, 9/15/34	1,565,265	1,618,567
6.000%, 12/15/34	148,887	153,957
6.000%, 1/15/35	521,536	539,133

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
6.000%, 2/15/35	$267,512	$276,538
6.000%, 3/15/35	1,110,948	1,148,432
6.000%, 5/15/35	79,454	82,134
6.000%, 7/15/35	649,888	673,651
6.000%, 9/15/35	82,145	84,916
6.000%, 10/15/35	232,291	240,129
6.000%, 12/15/35	394,323	407,628
6.500%, 12/15/35	8,957,100	9,380,058
6.000%, 1/15/36	137,067	141,712
6.000%, 2/15/36	226,183	233,847
6.000%, 3/15/36	176,745	182,734
6.000%, 4/15/36	218,510	225,914
6.000%, 5/15/36	1,249,075	1,291,399
6.000%, 6/15/36	1,684,105	1,741,171
6.000%, 7/15/36	3,306,587	3,418,629
6.000%, 8/15/36	3,356,168	3,470,041
6.000%, 9/15/36	2,524,170	2,609,699
6.000%, 10/15/36	4,302,588	4,448,379
5.500%, 1/15/39 TBA	4,900,000	5,045,471
6.000%, 1/15/39 TBA	2,000,000	2,063,124
6.500%, 1/15/39 TBA	3,300,000	3,430,970
5.000%, 2/15/39 TBA	438,500,000	447,406,812
5.500%, 2/15/39 TBA	5,800,000	5,940,257
6.000%, 2/15/39 TBA	25,200,000	25,864,914
6.500%, 2/15/39 TBA	11,300,000	11,700,577
Resolution Funding Corp.
0.000%, 7/15/18 IO STRIPS^	75,000	53,774
0.000%, 10/15/18 IO STRIPS	75,000	53,096
Small Business Administration
Series P10A
4.504%, 2/1/14	458,904	451,310
Small Business Administration Participation Certificates
4.524%, 2/10/13	361,451	362,862
U.S. Department of Housing and Urban Development
5.380%, 8/1/18	1,660,000	1,807,798

		3,043,348,645

U.S. Treasuries (3.0%)
U.S. Treasury Bonds
2.375%, 1/15/25 TIPS	2,475,000	2,794,774
2.000%, 1/15/26 TIPS	3,400,000	3,494,625
1.750%, 1/15/28 TIPS	3,230,000	3,085,023
U.S. Treasury Notes
1.500%, 10/31/10	30,000,000	30,447,660
1.500%, 12/31/13	19,560,000	19,515,677
2.000%, 1/15/14 TIPS	25,000,000	27,764,119
1.875%, 7/15/15 TIPS	4,500,000	4,732,902
3.750%, 11/15/18	8,455,000	9,571,314

		101,406,094

Total Government Securities		3,331,092,928

Total Long-Term Debt Securities (137.3%) (Cost $4,798,042,122)		4,659,587,362

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.1%)
Commercial Banks (0.1%)
Wells Fargo & Co.
Series L
7.500%
(Cost $5,000,000)	5,000	3,750,000

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificates of Deposit (0.2%)
UniCredito Italiano S.p.A./New York
1.80%, 5/15/09 (l)	$8,400,000	$8,395,162

Commercial Paper (0.4%)
Citigroup Funding, Inc.
2.39%, 1/22/09 (p)	8,700,000	8,687,324
Merrill Lynch & Co., Inc.
2.47%, 1/5/09 (p)	6,000,000	5,997,942

Total Commercial Paper		14,685,266

Government Securities (1.5%)
Federal Home Loan Bank
0.07%, 1/2/09 (o)(p)^	5,200,000	5,199,980
0.81%, 1/14/09 (o)(p)	500,000	499,843
0.09%, 1/21/09 (o)(p)	25,504,000	25,502,732
0.08%, 1/22/09 (o)(p)	8,800,000	8,799,570
0.12%, 1/26/09 (o)(p)	3,700,000	3,699,679
0.17%, 2/4/09 (o)(p)	1,700,000	1,699,719
0.07%, 3/4/09 (o)(p)	500,000	499,940
Federal National Mortgage Association
0.20%, 2/23/09 (o)(p)	3,500,000	3,498,950

Total Government Securities		49,400,413

Short-Term Investments of Cash Collateral for Securities Loaned (1.3%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	430,000	427,943
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	320,000	313,068
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	430,000	427,355
Comerica Bank
1.06%, 3/16/09 (l)	139,998	136,483
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	38,326,766	38,326,766
General Electric Capital Corp.
0.40%, 3/12/10 (l)	60,000	57,275
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	400,000	397,953
Hartford Life, Inc.
1.62%, 2/2/09 (l)	110,000	110,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	569,922	566,274
0.37%, 6/18/09 (l)	719,895	714,683
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	359,998	32,401
Links Finance LLC
0.37%, 6/25/09 (l)	209,974	208,100
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	360,000	354,431
Monumental Global Funding II
0.43%, 5/26/10 (l)	670,000	576,200
Morgan Stanley
2.87%, 2/9/09 (l)	1,118,954	1,118,954
0.19%, 5/7/09 (l)	720,000	707,873
Pricoa Global Funding I
0.40%, 6/25/10 (l)	429,936	380,253

Total Short-Term Investments of Cash Collateral for Securities Loaned		44,856,012

Time Deposit (3.5%)
JP Morgan Chase Nassau
0.001%, 1/2/09	117,003,061	117,003,061

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Total Short-Term Investments (6.9%) (Cost/Amortized Cost $234,858,303)		$234,339,914

Total Investments Before Options Written and Securities Sold Short (144.3%) (Cost/Amortized Cost $5,037,900,425)		4,897,677,276

	Number of Contracts	Value (Note 1)
OPTION WRITTEN:
Put Option Written (0.0%)
90 Day EURODollar Futures March 2009 @ $98.50*	(108)	(15,525)

Total Options Written (0.0%)
(Premiums Received $19,374)		(15,525)

Total Investments Before Securities Sold Short (144.3%) (Cost/Amortized Cost $5,037,881,051)		4,897,661,751

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agencies (-5.5%)
Federal National Mortgage Association
5.500%, 1/25/24 TBA	$(12,900,000)	$(13,282,975)
5.000%, 1/25/39 TBA	(118,100,000)	(120,436,484)
6.000%, 1/25/39 TBA	(45,400,000)	(46,733,625)
Government National Mortgage Association
6.500%, 1/15/39 TBA	(5,800,000)	(6,021,137)

Total Securities Sold Short (-5.5%)
(Proceeds Received $185,755,945)		(186,474,221)

Total Investments after Options Written and Securities Sold Short (138.8%) (Cost/Amortized Cost $4,852,125,106)		4,711,187,530
Other Assets Less Liabilities (-38.8%)		(1,317,399,152)

Net Assets (100%)		$3,393,788,378

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $6,379,154 or 0.2% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $209,471,174 or 6.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(b)	Illiquid Security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% – 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% – 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% – 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:
ABS	—	Asset-Backed Security
BRL	—	Brazilian Real
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
IO	—	Interest Only
JPY	—	Japanese Yen
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
TBA	—	Security is subject to delayed delivery.
TIPS	—	Treasury Inflation Protected Security

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation/ (Depreciation)
Purchases
90 Day EURODollar	3,457	March-11	$846,577,913	$844,890,800	$(1,687,113)
90 Day EURODollar	342	June-11	83,418,075	83,469,375	51,300
90 Day EURODollar	342	September-11	83,285,550	83,383,875	98,325
90 Day EURODollar	342	December-11	83,170,125	83,306,925	136,800
90 Day Sterling	2,380	December-09	403,435,997	418,684,123	15,248,126
90 Day Sterling	200	September-10	33,940,428	34,851,060	910,632
EURODollar	469	June-09	112,589,313	115,925,075	3,335,762
EURODollar	4,908	December-09	1,175,934,787	1,209,637,950	33,703,163
U.S. 10 Year Treasury Notes	185	March-09	22,911,943	23,263,750	351,807
U.S. 5 Year Treasury Notes	758	March-09	89,339,882	90,243,453	903,571
U.S. Treasury Bonds	442	March-09	58,449,396	61,016,719	2,567,323

					$55,619,696

Sales
EURODollar	53	June-10	$12,745,909	$13,019,450	$(273,541)
U.S. 2 Year Treasury Notes	81	March-09	17,548,334	17,663,063	(114,729)
U.S. Treasury Bonds	2,092	March-09	275,261,437	288,794,062	(13,532,625)

					$(13,920,895)

					$41,698,801

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contract
Japanese Yen vs. U.S. Dollar, expiring 1/8/09	31,286	328	$345,155	$328,000	$17,155

Foreign Currency Sell Contracts
Brazilian Real vs. U.S. Dollar, expiring 2/3/09	10,146	22,265	$10,145,897	$9,435,080	$710,817
Brazilian Real vs. U.S. Dollar, expiring 6/2/09	2,390	6,400	2,390,000	2,613,655	(223,655)
British Pound vs. U.S. Dollar, expiring 1/13/09	3,706	2,406	3,705,765	3,458,457	247,308
British Pound vs. U.S. Dollar, expiring 1/13/09	1,164	760	1,164,241	1,092,447	71,794
British Pound vs. U.S. Dollar, expiring 1/13/09	3,711	2,406	3,711,111	3,458,457	252,654
European Union vs. U.S. Dollar, expiring 1/13/09	341	269	341,183	373,787	(32,604)
European Union vs. U.S. Dollar, expiring 1/13/09	7,922	6,259	7,922,079	8,697,152	(775,073)
Japanese Yen vs. U.S. Dollar, expiring 1/8/09	1,900	181,023	1,899,906	1,997,070	(97,164)
Japanese Yen vs. U.S. Dollar, expiring 1/8/09	1,916	182,095	1,916,487	2,008,897	(92,410)
Japanese Yen vs. U.S. Dollar, expiring 1/8/09	3,540	337,363	3,540,010	3,721,834	(181,824)

					$(120,157)

					$(103,002)

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	141	$80,552
Options Written	5,984	4,205,416
Options Terminated in Closing Purchase Transactions	(587)	(481,126)
Options Expired	(5,430)	(3,785,468)
Options Exercised	—	—

Options Outstanding - December 31, 2008	108	$19,374

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—Quoted prices in active markets for identical securities

•  Level 2—Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$3,750,000	$4,887,548,122	$6,379,154	$4,897,677,276
Other Investments*	57,306,809	1,299,728	—	58,606,537

Total	$61,056,809	$4,888,847,850	$6,379,154	$4,956,283,813

Liabilities
Investments in Securities	$—	$186,474,221	$—	$186,474,221
Other Investments*	15,623,533	1,402,730	—	17,026,263

Total	$15,623,533	$187,876,951	$—	$203,500,484

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$ 18,933,120	$ —
Total gains or losses (realized/unrealized) included in earnings	484,731	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(13,038,697)	—

Balance as of 12/31/08	$ 6,379,154	$ —

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$ (43,908)	$ —

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$15,396,924,008
Long-term U.S. Treasury securities	3,550,199,600

$18,947,123,608

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$14,273,833,448
Long-term U.S. Treasury securities	3,496,928,894

$17,770,762,342

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$85,138,832
Aggregate gross unrealized depreciation	(229,740,323)

Net unrealized depreciation	$(144,601,491)

Federal income tax cost of investments	$5,042,278,767

At December 31, 2008, the Portfolio had loaned securities with a total value of $47,494,100. This was secured by collateral of $45,375,442 which was received as cash and subsequently invested in short-term investments currently valued at $44,856,012, as reported in the portfolio of investments. The remaining collateral of $3,206,264 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The components of the short-term pooled securities referenced above are as follows:

Securities	Coupon Range	Date Range
Federal Home Loan Mortgage Corp.	0.000% to 8.500%	3/1/10 to 9/1/38
Federal National Mortgage Association	1.795% to 8.000%	10/1/09 to 11/1/38
Government National Mortgage Association	3.500%to 5.500%	9/20/27 to 10/20/36

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Staples (1.6%)
Food & Staples Retailing (1.5%)
CVS Caremark Corp.	80,685	$2,318,887
Drogasil S.A.	95,486	412,077
Walgreen Co.	81,100	2,000,737

		4,731,701

Personal Products (0.1%)
Herbalife Ltd.	15,464	335,260

Total Consumer Staples		5,066,961

Financials (0.1%)
Insurance (0.1% )
Amil Participacoes S.A.	136,600	427,843

Total Financials		427,843

Health Care (91.8%)
Biotechnology (24.5%)
3SBio, Inc. (ADR)*	53,303	415,763
Alexion Pharmaceuticals, Inc.*^	14,900	539,231
Amgen, Inc.*	273,606	15,800,747
Amylin Pharmaceuticals, Inc.*^	183,845	1,994,718
Array BioPharma, Inc.*^	60,625	245,531
Biogen Idec, Inc.*	44,181	2,104,341
BioMarin Pharmaceutical, Inc.*^	67,184	1,195,875
Celera Corp.*^	225,640	2,511,373
Celgene Corp.*	146,120	8,077,514
Cephalon, Inc.*^	23,800	1,833,552
Cougar Biotechnology, Inc.*	26,100	678,600
CSL Ltd.	48,957	1,156,047
Cytokinetics, Inc.*	166,900	475,665
Genentech, Inc.*	148,707	12,329,297
Genzyme Corp.*	56,749	3,766,431
Gilead Sciences, Inc.*	208,971	10,686,777
Human Genome Sciences, Inc.*^	432,000	915,840
Incyte Corp.*^	317,609	1,203,738
Keryx Biopharmaceuticals, Inc.*^	387,141	88,578
Onyx Pharmaceuticals, Inc.*^	33,123	1,131,482
OSI Pharmaceuticals, Inc.*^	37,810	1,476,481
Pharmasset, Inc.*^	14,200	186,162
Progenics Pharmaceuticals, Inc.*^	142,400	1,468,144
Regeneron Pharmaceuticals, Inc.*^	79,340	1,456,682
Rigel Pharmaceuticals, Inc.*^	35,855	286,840
Seattle Genetics, Inc.*^	129,627	1,158,865
United Therapeutics Corp.*^	39,764	2,487,238
Vertex Pharmaceuticals, Inc.*	70,565	2,143,765

		77,815,277

Health Care Distributors (1.8%)
Animal Health International, Inc.*	81,977	174,611
Cardinal Health, Inc.	70,100	2,416,347
McKesson Corp.	78,379	3,035,619

		5,626,577

Health Care Equipment (15.5%)
Abiomed, Inc.*^	62,990	1,034,296
American Medical Systems Holdings, Inc.*	78,622	706,812
Baxter International, Inc.	173,720	9,309,655
Beckman Coulter, Inc.	37,000	1,625,780

	Number of Shares	Value (Note 1)
Becton, Dickinson & Co.	31,200	$2,133,768
China Medical Technologies, Inc. (ADR)^	54,100	1,096,066
Covidien Ltd.	145,804	5,283,937
DexCom, Inc.*^	88,061	243,048
DiaSorin S.p.A.	28,709	570,807
EnteroMedics, Inc.*	161,109	235,219
Hologic, Inc.*^	64,725	845,956
Insulet Corp.*^	48,882	377,369
Medtronic, Inc.	317,151	9,964,884
Nobel Biocare Holding AG (Registered)	17,436	357,162
NuVasive, Inc.*^	24,595	852,217
ResMed, Inc.*^	26,917	1,008,849
Smith & Nephew plc	124,588	790,472
St. Jude Medical, Inc.*	144,800	4,772,608
Stryker Corp.^	18,500	739,075
Symmetry Medical, Inc.*^	65,500	522,035
Synthes, Inc.	11,865	1,499,809
Thoratec Corp.*^	5,095	165,537
Volcano Corp.*^	128,100	1,921,500
Wright Medical Group, Inc.*^	105,275	2,150,768
Zimmer Holdings, Inc.*	23,592	953,589

		49,161,218

Health Care Facilities (0.8%)
Assisted Living Concepts, Inc., Class A*	111,866	464,244
Health Management Associates,
Inc., Class A*^	203,400	364,086
Rhoen-Klinikum AG	76,404	1,836,276

		2,664,606

Health Care Services (6.8%)
DaVita, Inc.*^	109,437	5,424,792
Express Scripts, Inc.*	94,362	5,188,023
HMS Holdings Corp.*^	21,595	680,675
Medco Health Solutions, Inc.*	213,765	8,958,891
Pediatrix Medical Group, Inc.*^	8,843	280,323
Quest Diagnostics, Inc.	20,820	1,080,766

		21,613,470

Health Care Supplies (0.8%)
Alcon, Inc.	9,000	802,710
Align Technology, Inc.*^	36,083	315,726
Dentsply International, Inc.^	34,730	980,775
TranS1, Inc.*	70,465	508,053
Xtent, Inc.*	62,115	16,150

		2,623,414

Health Care Technology (0.3%)
Allscripts-Misys Healthcare
Solutions, Inc.	54,585	541,483
Eclipsys Corp.*^	34,600	490,974

		1,032,457

Life Sciences Tools & Services (3.2%)
AMAG Pharmaceuticals, Inc.*^	7,488	268,445
Charles River Laboratories International, Inc.*^	24,393	639,097
Exelixis, Inc.*^	52,800	265,056
Illumina, Inc.*^	23,715	617,776
Life Technologies Corp.*	31,301	729,626
Pharmaceutical Product Development, Inc.^	57,354	1,663,840
PharmaNet Development Group, Inc.*^	130,590	118,837

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Qiagen N.V.*^	46,331	$813,572
Sequenom, Inc.*^	20,580	408,307
Thermo Fisher Scientific, Inc.*	108,215	3,686,885
Varian, Inc.*^	13,891	465,487
Waters Corp.*^	10,549	386,621

		10,063,549

Managed Health Care (8.3%)
Aetna, Inc.	37,662	1,073,367
AMERIGROUP Corp.*	28,208	832,700
CIGNA Corp.	26,933	453,821
Coventry Health Care, Inc.*	126,000	1,874,880
Health Net, Inc.*^	139,090	1,514,690
Humana, Inc.*	72,600	2,706,528
UnitedHealth Group, Inc.	412,851	10,981,837
WellPoint, Inc.*	163,685	6,896,049

		26,333,872

Pharmaceuticals (29.8%)
Abbott Laboratories, Inc.	218,700	11,672,019
Allergan, Inc.	68,311	2,754,299
ARYx Therapeutics, Inc.*	56,309	168,927
Astellas Pharma, Inc.	66,100	2,689,701
AstraZeneca plc (ADR)^	37,800	1,550,934
Auxilium Pharmaceuticals, Inc.*	20,280	576,763
Bayer AG	16,839	989,204
BioMimetic Therapeutics, Inc.*^	37,334	344,219
Bristol-Myers Squibb Co.	285,803	6,644,920
Cadence Pharmaceuticals, Inc.*^	80,382	581,162
Daiichi Sankyo Co., Ltd.	124,000	2,947,432
EastPharma Ltd. (GDR)*§†	74,814	120,825
Eisai Co., Ltd.	82,100	3,402,180
Elan Corp. plc (ADR)*^	150,600	903,600
Eli Lilly & Co.	31,000	1,248,370
Forest Laboratories, Inc.*	75,000	1,910,250
H. Lunbeck A/S	29,700	616,530
Hikma Pharmaceuticals plc	84,198	425,571
Ipsen S.A.	44,673	1,744,285
Johnson & Johnson	127,208	7,610,855
Laboratorios Almirall S.A.	35,400	275,824
MAP Pharmaceuticals, Inc.*	28,446	198,553
Medicines Co.*	75,600	1,113,588
Merck KGaA	9,119	829,077
Novartis AG (ADR)	37,453	1,863,661
Pfizer, Inc.	113,536	2,010,723
Pharmstandard OJSC (GDR), Class S*§†	15,400	146,916
Roche Holding AG	21,972	3,382,231
Sanofi-Aventis S.A. (ADR)	105,274	3,385,612
Schering-Plough Corp.	266,600	4,540,198
Shionogi & Co., Ltd.	182,000	4,674,663
Shire, Ltd. (ADR)^	18,180	814,100
Takeda Pharmaceutical Co., Ltd.	21,300	1,104,883
Teva Pharmaceutical Industries Ltd. (ADR)	209,460	8,916,724
UCB S.A.	74,023	2,411,195
Wyeth	256,049	9,604,398
XenoPort, Inc.*^	13,092	328,347

		94,502,739

Total Health Care		291,437,179

	Number of Shares	Value (Note 1)
Information Technology (0.1%)
Electronic Equipment, Instruments & Components (0.1%)
Mettler-Toledo
International, Inc.*^	5,215	$351,491

Total Information Technology		351,491

Total Common Stocks (93.6%) (Cost $351,793,591)		297,283,474

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for
Securities Loaned (10.5%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$1,130,000	1,124,595
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	830,000	812,021
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	1,130,000	1,123,048
Comerica Bank
1.06%, 3/16/09 (l)	379,994	370,454
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	16,140,576	16,140,576
General Electric Capital Corp.
0.40%, 3/12/10 (l)	150,000	143,186
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	1,050,000	1,044,627
Hartford Life, Inc.
1.62%, 2/2/09 (l)	300,000	300,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	1,509,793	1,500,130
0.37%, 6/18/09 (l)	1,889,723	1,876,042
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	939,995	84,600
Links Finance LLC
0.37%, 6/25/09 (l)	569,929	564,843
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	940,000	925,459
Monumental Global Funding II
0.43%, 5/26/10 (l)	1,770,000	1,522,200
Morgan Stanley
2.87%, 2/9/09 (l)	2,937,254	2,937,254
0.19%, 5/7/09 (l)	1,890,000	1,858,166
Pricoa Global Funding I
0.40%, 6/25/10 (l)	1,129,831	999,270

Total Short-Term Investments of Cash Collateral for Securities Loaned		33,326,471

Time Deposit (5.9%)
JP Morgan Chase Nassau
0.001%, 1/2/09	18,768,105	18,768,105

Total Short-Term Investments (16.4%) (Cost/Amortized Cost $53,455,200)		52,094,576

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Contracts (c)	Value (Note 1)
OPTION PURCHASED:
Call Option Purchased (0.1%)
Genentech, Inc.
January 2009 @ $80.00*	442	$190,060
January 2009 @ $95.00*	795	15,900
January 2009 @ $100.00*	376	3,008
January 2009 @ $120.00*	1,423	7,115

Total Options Purchased (0.1%) (Cost $1,068,064)		216,083

Total Investments (110.1%) (Cost/Amortized Cost $406,316,855)		349,594,133
Other Assets Less Liabilities (-10.1%)		(31,997,734)

Net Assets (100%)		$317,596,399

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $267,741 or 0.1% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $267,741 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(c)	One contract relates to 100 shares.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000%—7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000%—7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000%—7.390%, maturing 10/16/27 – 11/16/44.

Glossary:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound vs. U.S. Dollar, expiring 2/10/09	250	386	$359,098	$386,173	$(27,075)
European Union vs. U.S. Dollar, expiring 2/10/09	630	900	874,396	900,289	(25,893)
European Union vs. U.S. Dollar, expiring 2/10/09	300	383	416,379	383,355	33,024
Swiss Franc vs. U.S. Dollar, expiring 2/10/09	1,350	1,247	1,268,832	1,246,606	22,226

					$2,282

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 2/10/09	1,022	644	$1,021,854	$925,035	$96,819
European Union vs. U.S. Dollar, expiring 2/10/09	2,515	1,970	2,514,666	2,734,222	(219,556)
Swiss Franc vs. U.S. Dollar, expiring 2/10/09	2,655	3,105	2,654,935	2,918,315	(263,380)

					$(386,117)

					$(383,835)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding—January 1, 2008	—	$—
Options Written	3,919	539,689
Options Terminated in Closing Purchase Transactions	(3,715)	(516,841)
Options Expired	(204)	(22,848)
Options Exercised	—	—

Options Outstanding—December 31, 2008	—	$—

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$264,688,547	$84,637,845	$267,741	$349,594,133
Other Investments*	—	152,069	—	152,069

Total	$264,688,547	$84,789,914	$267,741	$349,746,202

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	535,904	—	535,904

Total	$—	$535,904	$—	$535,904

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$1,425,571	$—
Total gains or losses (realized/unrealized) included in earnings	(126,359)	—
Purchases, sales, issuances, and settlements (net)	(1,135,988)	—
Transfers in and/or out of Level 3	104,517	—

Balance as of 12/31/08	$267,741	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(755,237)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$451,196,710

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$447,499,889
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$8,103,924
Aggregate gross unrealized depreciation	(80,179,604)

Net unrealized depreciation	$(72,075,680)

Federal income tax cost of investments	$421,669,813

At December 31, 2008, the Portfolio had loaned securities with a total value of $34,486,541. This was secured by collateral of $34,687,095 which was received as cash and subsequently invested in short-term investments currently valued at $33,326,471, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $3,719 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $5,225,109 which expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.8%)
Asset-Backed Securities (0.4%)
Pegasus Aviation Lease Securitization,
Series 2001-1A A1
2.305%, 5/10/31(l)§	$3,800,000	$760,000
Triton Aviation Finance,
Series 1A A1
1.965%, 6/15/25(b)(l)§	9,541,278	4,818,346

		5,578,346

Non-Agency CMO (0.4%)
American Home Mortgage Assets,
Series 2006-1 2A1
0.661%, 5/25/46(l)	110,254	43,340
Series 2006-2 2A1
0.661%, 9/25/46(l)	61,636	24,417
Series 2006-4 1A12
0.681%, 10/25/46(l)	154,031	53,655
Series 2006-5 A1
3.176%, 11/25/46(l)	2,459,339	836,893
Series 2007-1 A1
2.956%, 2/25/47(l)	85,081	28,597
Series 2007-3 22A1
6.250%, 6/25/37(e)	1,401,364	630,140
American Home Mortgage Investment Trust,
Series 2005-2 4A1
5.660%, 9/25/45(l)	49,258	23,319
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2007-3 1A1
5.472%, 5/25/47(l)	86,749	50,183
Chase Mortgage Finance Corp.,
Series 2007-A1 11M1
5.431%, 3/25/37(l)	74,512	47,434
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR7 1A3A
5.664%, 7/25/46(l)	64,396	32,765
Series 2007-10 22AA
6.014%, 9/25/37(l)	178,721	94,910
Countrywide Alternative Loan Trust,
Series 2005-59 1A1
0.838%, 11/20/35(l)	53,711	26,849
Series 2005-62 2A1
3.256%, 12/25/35(l)	42,272	18,108
Series 2006-HY13 4A1
5.894%, 2/25/37(l)	77,434	39,039
Series 2006-OA11 A1B
0.661%, 9/25/46(l)	88,736	34,576
Series 2006-OA17 1A1A
0.703%, 12/20/46(l)	228,166	98,965
Series 2006-OA9 2A1A
0.718%, 7/20/46(l)	137,161	56,075
GSR Mortgage Loan Trust,
Series 2006-AR1 2A1
5.181%, 1/25/36(l)	72,828	50,179
Harborview Mortgage Loan Trust,
Series 2006-5 2A1A
0.761%, 7/19/46(l)	70,644	28,634
Indymac Index Mortgage Loan Trust,
Series 2006-AR12 A1
0.661%, 9/25/46(l)	67,707	27,350
Series 2006-AR6 2A1A
0.671%, 6/25/47(l)	63,674	27,814

	Principal Amount	Value (Note 1)
Luminent Mortgage Trust,
Series 2006-7 2A1
0.641%, 12/25/36(l)	$81,626	$35,799
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA1 1A1
0.681%, 4/25/46(l)	46,698	18,280
Merrill Lynch Mortgage Backed Securities Trust,
Series 2007-1 2A1
5.819%, 4/25/37(l)	75,855	54,170
Residential Accredit Loans, Inc.,
Series 2007-QS4 2A1
0.801%, 3/25/37(l)	1,637,354	482,811
Series 2007-QS9 A33
6.500%, 7/25/37	2,692,431	1,395,858
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR5 4A1
0.691%, 5/25/46(l)	65,138	26,087
Series 2006-AR6 2A1
0.661%, 7/25/46(l)	78,988	34,409
Suntrust Alternative Loan Trust,
Series 2006-1F 3A
0.821%, 4/25/36(l)	1,312,857	545,643
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10 1A1
5.929%, 9/25/36(l)	64,582	37,342
Series 2006-AR17 1A
3.076%, 12/25/46(l)	70,651	26,547
Series 2007-HY1 1A1
5.706%, 2/25/37(l)	79,440	43,333
Series 2007-HY1 2A3
5.863%, 2/25/37(l)	78,309	54,951
Series 2007-HY1 4A1
5.449%, 2/25/37(l)	165,624	98,750
Series 2007-HY2 1A1
5.606%, 12/25/36(l)	82,494	40,845
Series 2007-HY5 2A1
5.653%, 5/25/37(l)	84,067	56,418
Series 2007-OA1 A1A
2.956%, 2/25/47(l)	147,327	54,888
Series 2007-OA2 1A
2.956%, 3/25/47(l)	77,423	28,883
Series 2007-OA3 2A1A
3.016%, 4/25/47(l)	79,287	34,915
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR10 5A6
5.594%, 7/25/36(l)	76,528	42,112

		5,385,283

Total Asset-Backed and Mortgage- Backed Securities		10,963,629

Convertible Bonds (1.0%)
Consumer Discretionary (0.4%)
Specialty Retail (0.4%)
Sonic Automotive, Inc.
5.250%, 5/7/09	$5,475,000	4,653,750

Total Consumer Discretionary		4,653,750

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Chesapeake Energy Corp.
2.250%, 12/15/38	$5,625,000	$2,524,219

Total Energy		2,524,219

Financials (0.1%)
Insurance (0.1%)
Prudential Financial, Inc.
0.366%, 12/15/37(l)	2,125,000	2,011,312

Total Financials		2,011,312

Health Care (0.1%)
Pharmaceuticals (0.1%)
Mylan, Inc.
1.250%, 3/15/12^	1,600,000	1,176,000

Total Health Care		1,176,000

Information Technology (0.1%)
Communications Equipment (0.0%)
Nortel Networks Corp.
1.750%, 4/15/12	350,000	49,875
2.125%, 4/15/14	1,725,000	241,500

		291,375

Semiconductors & Semiconductor Equipment (0.1%)
Advanced Micro Devices, Inc.
6.000%, 5/1/15	1,650,000	470,250

Total Information Technology		761,625

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Qwest Communications International, Inc.
3.500%, 11/15/25	1,950,000	1,640,438

Total Telecommunication Services		1,640,438

Total Convertible Bonds		12,767,344

Corporate Bonds (87.8%)
Consumer Discretionary (19.8%)
Auto Components (2.3% )
Allison Transmission, Inc.
11.000%, 11/1/15^§	$3,625,000	1,776,250
American Tire Distributors, Inc.
7.709%, 4/1/12(l)	4,500,000	3,330,000
7.709%, 4/1/12(l)§	4,300,000	3,182,000
ArvinMeritor, Inc.
8.750%, 3/1/12^	5,195,000	2,805,300
8.125%, 9/15/15^	3,618,000	1,628,100
Cooper-Standard Automotive, Inc.
7.000%, 12/15/12	3,655,000	1,096,500
Goodyear Tire & Rubber Co.
6.318%, 12/1/09(l)	3,450,000	3,139,500
9.000%, 7/1/15^	4,530,000	3,646,650
Tenneco, Inc.
8.125%, 11/15/15	5,575,000	2,564,500
Series B
10.250%, 7/15/13	1,627,000	1,008,740
TRW Automotive, Inc.
7.000%, 3/15/14^§	2,340,000	1,240,200
7.250%, 3/15/17^§	5,590,000	2,850,900

	Principal Amount	Value (Note 1)
United Components, Inc.
9.375%, 6/15/13	$4,090,000	$1,717,800

		29,986,440

Automobiles (0.2%)
Ford Motor Co.
7.500%, 8/1/26^	5,000,000	1,175,000
General Motors Corp.
7.700%, 4/15/16	1,375,000	254,375
8.250%, 7/15/23^	8,900,000	1,468,500
8.100%, 6/15/24	1,550,000	232,500
7.400%, 9/1/25	50,000	8,250

		3,138,625

Distributors (0.3%)
SGS International, Inc.
12.000%, 12/15/13	7,035,000	3,526,294

Diversified Consumer Services (0.1%)
Service Corp. International
7.375%, 10/1/14	500,000	425,000
7.625%, 10/1/18	900,000	666,000

		1,091,000

Hotels, Restaurants & Leisure (2.8%)
Choctaw Resort Development Enterprise
7.250%, 11/15/19(b)§	2,227,000	1,158,040
Dave & Buster’s, Inc.
11.250%, 3/15/14	3,242,000	1,718,260
Downstream Development Authority of the Quapaw Tribe of Oklahoma
12.000%, 10/15/15§	4,000,000	2,200,000
El Pollo Loco, Inc.
11.750%, 11/15/13^	4,000,000	2,960,000
Harrah’s Operating Co., Inc.
10.750%, 2/1/16^§	5,550,000	1,581,750
Isle of Capri Casinos, Inc.
7.000%, 3/1/14^	3,500,000	1,487,500
Landry’s Restaurants, Inc.
9.500%, 12/15/14	5,501,000	5,501,000
MGM MIRAGE
13.000%, 11/15/13^§	6,000,000	5,715,000
Mirage Resorts, Inc.
7.250%, 8/1/17	3,060,000	1,851,300
Royal Caribbean Cruises Ltd.
7.250%, 3/15/18	2,500,000	1,275,000
Shingle Springs Tribal Gaming Authority
9.375%, 6/15/15§	4,750,000	2,375,000
Travelport LLC
6.828%, 9/1/14(l)	3,700,000	1,091,500
9.875%, 9/1/14	4,700,000	1,762,500
11.875%, 9/1/16^	1,107,000	309,960
Turning Stone Resort Casino Enterprise
9.125%, 12/15/10§	4,075,000	3,423,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.625%, 12/1/14	3,154,000	2,381,270

		36,791,080

Household Durables (0.6%)
Blyth, Inc.
5.500%, 11/1/13	8,050,000	6,037,500
Sealy Mattress Co.
8.250%, 6/15/14^	4,000,000	2,360,000

		8,397,500

Internet & Catalog Retail (0.1%)
Visant Corp.
7.625%, 10/1/12	1,710,000	1,402,200

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Leisure Equipment & Products (0.2%)
Steinway Musical Instruments, Inc.
7.000%, 3/1/14§	$3,200,000	$2,224,000

Media (12.5%)
Allbritton Communications Co.
7.750%, 12/15/12	7,283,000	3,577,774
AMC Entertainment, Inc.
11.000%, 2/1/16	5,159,000	3,604,851
Block Communications, Inc.
8.250%, 12/15/15§	5,000,000	3,300,000
Cablevision Systems Corp.
Series B
8.334%, 4/1/09(l)	4,000,000	3,990,000
CanWest Media, Inc.
8.000%, 9/15/12^	7,550,000	3,322,000
CCH II LLC/CCH II Capital Corp.
10.250%, 9/15/10^	1,200,000	552,000
10.250%, 10/1/13^§	3,598,000	1,223,320
CCO Holdings LLC/CCO Holdings Capital Corp.
8.750%, 11/15/13^	6,615,000	4,167,450
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.
8.000%, 4/30/12^§	1,000,000	820,000
Cinemark, Inc.
0.000%, 3/15/14(e)	1,000,000	808,750
Clear Channel Communications, Inc.
4.250%, 5/15/09	6,750,000	5,940,000
CSC Holdings, Inc.
6.750%, 4/15/12^	3,539,000	3,238,185
8.500%, 6/15/15§	125,000	110,000
7.625%, 7/15/18	3,675,000	2,866,500
Series B
7.625%, 4/1/11	3,320,000	3,129,100
CW Media Holdings, Inc.
13.500%, 8/15/15 PIK§	6,025,000	2,651,000
Dex Media West LLC/Dex Media Finance Co.
Series B
8.500%, 8/15/10^	3,970,000	2,401,850
9.875%, 8/15/13	1,100,000	261,250
Dex Media, Inc.
8.000%, 11/15/13	4,700,000	869,500
9.000%, 11/15/13(e)	1,250,000	231,250
DirecTV Holdings LLC/DirecTV Financing Co.
8.375%, 3/15/13	3,852,000	3,832,740
7.625%, 5/15/16	9,650,000	9,360,500
Echostar DBS Corp.
7.000%, 10/1/13	5,525,000	4,792,937
6.625%, 10/1/14	4,720,000	3,941,200
7.750%, 5/31/15	2,200,000	1,870,000
7.125%, 2/1/16^	9,590,000	8,007,650
Gallery Capital S.A.
10.125%, 5/15/13§	3,550,000	887,500
Intelsat Intermediate Holding Co., Ltd.
0.000%, 2/1/15(e)§	4,500,000	3,420,000
Intelsat Jackson Holdings Ltd.
9.500%, 6/15/16§	6,250,000	5,750,000
Intelsat Subsidiary Holding Co., Ltd.
8.500%, 1/15/13§	3,725,000	3,445,625
Interpublic Group of Cos., Inc.
5.400%, 11/15/09^	2,000,000	1,780,000
7.250%, 8/15/11^	4,000,000	2,080,000
6.250%, 11/15/14	4,500,000	2,002,500
Kabel Deutschland GmbH
10.625%, 7/1/14	6,500,000	5,785,000

	Principal Amount		Value (Note 1)
Lighthouse International Co. S.A.
8.000%, 4/30/14(b)§	EUR	3,205,000	$2,116,177
8.000%, 4/30/14(b)(m)		75,000	49,521
Local Insight Regatta Holdings, Inc.
11.000%, 12/1/17		$5,071,000	1,318,460
Network Communications, Inc.
10.750%, 12/1/13		7,350,000	2,030,437
Quebecor Media, Inc.
7.750%, 3/15/16		14,977,000	10,109,475
R.H. Donnelley Corp.
Series A-3
8.875%, 1/15/16		9,755,000	1,463,250
Series A-4
8.875%, 10/15/17		5,250,000	787,500
R.H. Donnelley, Inc.
11.750%, 5/15/15§		350,000	85,750
Reader’s Digest Association, Inc.
9.000%, 2/15/17		8,000,000	690,000
Telesat Canada/Telesat LLC
11.000%, 11/1/15§		2,975,000	2,112,250
Unitymedia GmbH
10.125%, 2/15/15§	EUR	1,750,000	2,031,211
10.375%, 2/15/15§		$7,250,000	5,636,875
Unitymedia Hessen GmbH & Co. KG
7.702%, 4/15/13(l)§	EUR	1,000,000	1,118,990
UPC Holding B.V.
7.750%, 1/15/14(b)(m)		925,000	983,634
8.625%, 1/15/14(b)(m)		2,500,000	2,710,598
8.625%, 1/15/14§		11,000,000	11,926,629
Videotron Ltd.
9.125%, 4/15/18^§		$9,600,000	8,928,000
WMG Holdings Corp.
0.000%, 12/15/14(e)		12,120,000	4,484,400

			162,603,589

Specialty Retail (0.2%)
Rent-A-Center, Inc.
Series B
7.500%, 5/1/10^		2,225,000	2,047,000

Textiles, Apparel & Luxury Goods (0.5%)
Perry Ellis International, Inc.
Series B
8.875%, 9/15/13		7,325,000	4,395,000
Rafaella Apparel Group, Inc.
Series B
11.250%, 6/15/11		7,586,000	2,693,030

			7,088,030

Total Consumer Discretionary			258,295,758

Consumer Staples (4.3%)
Food & Staples Retailing (1.6%)
American Stores Co.
8.000%, 6/1/26		2,690,000	1,681,250
General Nutrition Centers, Inc.
7.584%, 3/15/14 PIK(l)		2,325,000	1,302,000
Ingles Markets, Inc.
8.875%, 12/1/11		8,223,000	7,154,010
New Albertsons, Inc.
6.950%, 8/1/09		500,000	488,750
7.750%, 6/15/26		2,500,000	1,525,000
6.570%, 2/23/28		100,000	47,000
7.450%, 8/1/29		4,250,000	2,507,500
8.000%, 5/1/31		600,000	360,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Rite Aid Corp.
8.625%, 3/1/15		$2,500,000	$862,500
9.375%, 12/15/15^		7,450,000	2,607,500
10.375%, 7/15/16^		1,000,000	735,000
Roundy’s, Inc. Term Loan
4.190%, 10/27/11(b)(l)		650,733	447,379
4.630%, 10/27/11(l)		669,296	460,142

			20,178,031

Household Products (1.5%)
American Achievement Corp.
8.250%, 4/1/12§		9,035,000	6,956,950
Amscan Holdings, Inc.
8.750%, 5/1/14		8,100,000	4,738,500
Prestige Brands, Inc.
9.250%, 4/15/12^		6,769,000	6,227,480
Visant Holding Corp.
10.250%, 12/1/13(e)		3,000,000	2,220,000

			20,142,930

Tobacco (1.2%)
Altria Group, Inc.
9.700%, 11/10/18		7,700,000	8,322,391
Reynolds American, Inc.
7.750%, 6/1/18		2,040,000	1,673,677
Vector Group Ltd.
11.000%, 8/15/15		8,250,000	6,187,500

			16,183,568

Total Consumer Staples			56,504,529

Energy (7.6%)
Energy Equipment & Services (0.8%)
Cie Generale de Geophysique-Veritas
7.750%, 5/15/17		2,850,000	1,653,000
Dresser-Rand Group, Inc.
7.375%, 11/1/14		61,000	46,970
Forbes Energy Services Ltd.
11.000%, 2/15/15		4,900,000	2,940,000
Helix Energy Solutions Group, Inc.
9.500%, 1/15/16§		6,000,000	3,180,000
Stewart & Stevenson LLC
10.000%, 7/15/14		3,800,000	2,356,000

			10,175,970

Oil, Gas & Consumable Fuels (6.8%)
Atlas Pipeline Partners LP
8.750%, 6/15/18§		4,375,000	2,865,625
Chesapeake Energy Corp.
7.500%, 6/15/14		1,350,000	1,140,750
7.000%, 8/15/14^		2,900,000	2,407,000
6.625%, 1/15/16^		1,000,000	790,000
6.875%, 1/15/16^		475,000	380,000
6.250%, 1/15/17	EUR	475,000	396,164
Citic Resources Finance Ltd.
6.750%, 5/15/14^§		$425,000	276,250
Colorado Interstate Gas Co.
5.950%, 3/15/15		1,550,000	1,290,192
Connacher Oil and Gas Ltd.
10.250%, 12/15/15§		4,400,000	1,760,000
Copano Energy LLC/Copano Energy Finance Corp.
7.750%, 6/1/18§		5,000,000	3,375,000

	Principal Amount	Value (Note 1)
El Paso Corp.
7.000%, 5/15/11	$175,000	$159,212
7.875%, 6/15/12^	175,000	157,146
6.875%, 6/15/14^	200,000	161,463
7.000%, 6/15/17	4,925,000	3,854,330
7.250%, 6/1/18	250,000	198,418
8.050%, 10/15/30^	3,700,000	2,410,979
Energy Partners Ltd.
9.750%, 4/15/14	6,025,000	1,988,250
Energy XXI Gulf Coast, Inc.
10.000%, 6/15/13	6,400,000	2,816,000
Enterprise Products Operating LP
8.375%, 8/1/66(l)	5,375,000	2,956,250
Ferrellgas Escrow LLC/ Ferrellgas Finance Escrow Corp.
6.750%, 5/1/14	5,060,000	3,491,400
Ferrellgas Partners LP/ Ferrellgas Partners Finance Corp.
7.240%, 8/1/10†	9,000,000	7,087,500
8.750%, 6/15/12	3,000,000	2,100,000
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	1,150,000	897,000
8.250%, 3/1/16^	4,790,000	3,736,200
James River Coal Co.
9.375%, 6/1/12	3,975,000	2,921,625
KCS Energy, Inc.
7.125%, 4/1/12	4,400,000	3,300,000
Kinder Morgan Finance Co. ULC
5.700%, 1/5/16	7,210,000	5,371,450
Linn Energy LLC
9.875%, 7/1/18§	4,500,000	2,632,500
Massey Energy Co.
6.875%, 12/15/13	6,489,000	4,801,860
Newfield Exploration Co.
6.625%, 4/15/16	2,000,000	1,590,000
OPTI Canada, Inc.
8.250%, 12/15/14	2,370,000	1,279,800
PetroHawk Energy Corp.
9.125%, 7/15/13	2,725,000	2,207,250
Plains Exploration & Production Co.
7.750%, 6/15/15	3,000,000	2,265,000
Range Resources Corp.
7.250%, 5/1/18	2,000,000	1,670,000
SandRidge Energy, Inc.
8.000%, 6/1/18§	7,840,000	4,351,200
Sonat, Inc.
7.625%, 7/15/11	2,925,000	2,666,834
Stone Energy Corp.
8.250%, 12/15/11	6,500,000	4,030,000
Williams Cos., Inc.
7.875%, 9/1/21	1,541,000	1,178,865
Series A
7.500%, 1/15/31	2,775,000	1,859,250

		88,820,763

Total Energy		98,996,733

Financials (16.2%)
Capital Markets (1.4%)
Goldman Sachs Group, Inc.
6.250%, 9/1/17	500,000	484,818
6.150%, 4/1/18	2,100,000	2,018,018
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13(h)	2,250,000	213,750
6.750%, 12/28/17(h)	2,450,000	245

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Merrill Lynch & Co., Inc.
4.485%, 5/12/10(l)		$1,800,000	$1,734,388
6.875%, 4/25/18		4,125,000	4,314,857
Morgan Stanley
4.233%, 5/14/10(l)		8,000,000	7,446,376
UBS AG/Jersey
7.152%, 12/29/49(l)	EUR	2,200,000	2,110,035

			18,322,487

Commercial Banks (2.3% )
Barclays Bank plc
6.050%, 12/4/17§		$1,625,000	1,433,567
7.700%, 4/29/49(l)§		850,000	562,071
5.926%, 9/29/49(l)§		2,700,000	992,849
7.434%, 9/29/49(l)§		2,000,000	1,011,160
Credit Agricole S.A.
4.130%, 11/29/49(l)	EUR	350,000	329,178
HBOS plc
6.750%, 5/21/18§		$2,000,000	1,760,198
Intesa Sanpaolo S.p.A.
8.047%, 6/29/49(l)	EUR	1,000,000	834,016
Rabobank Capital Funding Trust III
5.254%, 12/29/49(l)§		$1,100,000	603,100
Royal Bank of Scotland Group plc
7.640%, 3/31/49(l)		6,500,000	2,588,846
6.990%, 10/29/49(l)§		1,500,000	701,304
Societe Generale S.A.
6.999%, 12/29/49(l)	EUR	600,000	543,933
Wells Fargo & Co.
7.980%, 2/28/49(l)		$9,925,000	8,460,070
Wells Fargo Capital XIII
7.700%, 12/29/49(l)		1,650,000	1,361,763
Wells Fargo Capital XV
9.750%, 12/29/49(l)		8,200,000	8,282,000

			29,464,055

Consumer Finance (3.9%)
American Express Co.
7.000%, 3/19/18		8,425,000	8,518,888
Ford Motor Credit Co. LLC
9.203%, 4/15/09(l)		3,900,000	3,763,500
7.375%, 10/28/09		3,850,000	3,381,151
5.700%, 1/15/10		225,000	191,212
9.750%, 9/15/10		3,200,000	2,559,981
9.875%, 8/10/11		2,450,000	1,807,414
7.800%, 6/1/12		9,600,000	6,735,110
7.000%, 10/1/13		6,105,000	4,218,109
8.000%, 12/15/16		800,000	521,094
GMAC LLC
6.625%, 5/15/12		2,475,000	1,907,502
6.875%, 8/28/12		3,625,000	2,748,743
6.750%, 12/1/14		4,120,000	2,816,622
8.000%, 11/1/31		11,560,000	6,763,745
Russell-Stanley Holdings, Inc.
9.000%, 11/30/09(h)†		729,508	—
SLM Corp.
3.695%, 7/26/10(l)		800,000	682,785
4.500%, 7/26/10		1,375,000	1,193,317
5.125%, 8/27/12^		725,000	542,560
4.750%, 3/17/14	EUR	3,800,000	3,063,670
8.450%, 6/15/18		$200,000	158,124

			51,573,527

Diversified Financial Services (7.0%)
AES Ironwood LLC
8.857%, 11/30/25		6,000,911	5,220,792

	Principal Amount	Value (Note 1)
AES Red Oak LLC
Series A
8.540%, 11/30/19	$1,558,441	$1,371,428
Altra Industrial Motion, Inc.
9.000%, 12/1/11	4,525,000	4,276,125
Axcan Intermediate Holdings, Inc.
12.750%, 3/1/16	6,350,000	5,334,000
Bank of America Corp.
8.000%, 12/29/49(l)	8,775,000	6,311,752
8.125%, 12/29/49(l)	740,000	553,520
C10 Capital SPV Ltd.
6.722%, 12/31/49(l)§	1,000,000	475,830
CIT Group Funding Co. of Canada
4.650%, 7/1/10	80,000	70,230
5.600%, 11/2/11	450,000	366,917
CIT Group, Inc.
2.219%, 3/12/10(l)	675,000	625,946
5.200%, 11/3/10	2,400,000	2,079,845
4.750%, 12/15/10	3,060,000	2,693,611
5.600%, 4/27/11	900,000	759,861
Citigroup Capital XXI
8.300%, 12/21/57(l)	3,025,000	2,332,992
Citigroup, Inc.
5.500%, 4/11/13	4,625,000	4,503,289
6.125%, 5/15/18^	1,200,000	1,213,346
El Paso Performance-Linked Trust
7.750%, 7/15/11§	3,250,000	2,813,687
Hexion US FinanceCorp./Hexion Nova Scotia Finance ULC
9.750%, 11/15/14	5,000,000	1,425,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.125%, 6/1/12^	1,100,000	847,000
7.125%, 2/15/13^	9,275,000	6,399,750
JPMorgan Chase & Co.
7.900%, 4/29/49(l)	6,350,000	5,282,121
KRATON Polymers LLC/KRATON Polymers Capital Corp.
8.125%, 1/15/14	3,200,000	1,280,000
Leucadia National Corp.
8.125%, 9/15/15	8,900,000	7,142,250
7.125%, 3/15/17	500,000	371,250
NSG Holdings LLC/NSG Holdings, Inc.
7.750%, 12/15/25(b)§	4,650,000	3,627,000
Rainbow National Services LLC
10.375%, 9/1/14§	11,620,000	10,341,800
SMFG Preferred Capital USD 3 Ltd.
9.500%, 7/25/49(l)^§	800,000	732,986
Smurfit Kappa Funding plc
7.750%, 4/1/15	350,000	190,750
Susser Holdings LLC
10.625%, 12/15/13	4,018,000	3,515,750
UBS Preferred Funding Trust V
Series 1
6.243%, 5/29/49(l)	1,200,000	655,349
Universal City Development Partners Ltd.
11.750%, 4/1/10	10,025,000	6,466,125
Universal City Florida Holding Co. I/II
7.943%, 5/1/10(l)	2,600,000	1,118,000
8.375%, 5/1/10	3,650,000	1,660,750

		92,059,052

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Insurance (1.3%)
American International Group, Inc.
3.548%, 1/29/10(l)§		$1,350,000	$1,188,000
4.613%, 10/18/11(l)^		1,725,000	1,240,190
1.625%, 3/20/12(l)		2,800,000	1,754,841
5.850%, 1/16/18		2,800,000	1,876,798
8.250%, 8/15/18§		4,200,000	3,074,060
8.625%, 5/22/38(b)(l)(m)	GBP	2,000,000	862,650
8.175%, 5/15/58(l)§		$5,525,000	2,149,363
HUB International Holdings, Inc.
9.000%, 12/15/14§		3,250,000	1,986,563
10.250%, 6/15/15§		5,000,000	2,206,250

			16,338,715

Real Estate Investment Trusts (REITs) (0.3%)
Ventas Realty LP/Ventas Capital Corp.
6.750%, 6/1/10		1,920,000	1,816,800
9.000%, 5/1/12		1,200,000	1,068,000
6.625%, 10/15/14		225,000	171,000
7.125%, 6/1/15		1,000,000	782,500
6.750%, 4/1/17		405,000	307,800

			4,146,100

Real Estate Management & Development (0.0%)
Forest City Enterprises, Inc.
6.500%, 2/1/17		450,000	157,500

Total Financials			212,061,436

Health Care (8.9%)
Health Care Equipment & Supplies (1.9%)
Accellent, Inc.
10.500%, 12/1/13		7,000,000	4,795,000
Biomet, Inc.
10.000%, 10/15/17^		5,630,000	5,404,800
10.375%, 10/15/17 PIK		2,055,000	1,623,450
11.625%, 10/15/17		12,110,000	10,354,050
Fresenius Medical Care Capital Trust IV
7.875%, 6/15/11		600,000	570,000
Fresenius SE
6.750%, 8/22/14(l)		974,842	882,232
Term B2 Loan
6.750%, 8/20/13(l)		525,158	475,268

			24,104,800

Health Care Providers & Services (4.8%)
Community Health Systems, Inc.
8.875%, 7/15/15^		11,185,000	10,290,200
DaVita, Inc.
6.625%, 3/15/13		700,000	665,000
7.250%, 3/15/15^		2,820,000	2,679,000
HCA, Inc.
6.300%, 10/1/12^		1,500,000	1,057,500
9.125%, 11/15/14^		4,175,000	3,872,312
9.250%, 11/15/16		24,530,000	22,506,275
9.625%, 11/15/16 PIK^		3,200,000	2,496,000
7.500%, 12/15/23		410,000	192,557
Health Management Associates, Inc.
6.125%, 4/15/16		700,000	434,000
HealthSouth Corp. Term Loan
4.270%, 2/2/13(b)§		13,381	10,246
4.690%, 2/2/13§		693,418	530,960
Skilled Healthcare Group, Inc.
11.000%, 1/15/14		3,795,000	3,567,300
Surgical Care Affiliates, Inc.
8.875%, 7/15/15 PIK§		1,950,000	1,189,500
10.000%, 7/15/17§		3,250,000	1,690,000

	Principal Amount	Value (Note 1)
U.S. Oncology Holdings, Inc.
8.334%, 3/15/12 PIK(l)	$5,212,000	$3,283,560
U.S. Oncology, Inc.
10.750%, 8/15/14	10,000,000	8,150,000

		62,614,410

Pharmaceuticals (2.2%)
Angiotech Pharmaceuticals, Inc.
5.953%, 12/1/13(l)	6,300,000	3,055,500
7.750%, 4/1/14^	2,200,000	473,000
Argatroban Royalty Sub LLC
18.500%, 9/30/14†	4,497,120	3,597,696
Elan Finance plc/Elan Finance Corp.
6.149%, 11/15/11(l)	2,800,000	1,526,000
6.328%, 12/1/13(l)	2,075,000	975,250
8.875%, 12/1/13	6,475,000	3,367,000
Phibro Animal Health Corp.
13.000%, 8/1/14§	9,540,000	7,441,200
Royalty Pharma AG Term Loan
7.750%, 5/15/15(l)	10,000,000	8,783,330

		29,218,976

Total Health Care		115,938,186

Industrials (4.6%)
Aerospace & Defense (0.3%)
Alion Science and Technology Corp.
10.250%, 2/1/15	7,075,000	3,192,594

Airlines (0.2%)
Continental Airlines, Inc. Series 01-1
7.373%, 12/15/15	1,080,611	626,754
Delta Air Lines, Inc.
8.954%, 8/10/14	3,581,852	1,898,382
UAL Pass-Through Trust Series 2000-2
7.032%, 10/1/10	386,326	360,249

		2,885,385

Commercial Services & Supplies (1.7%)
Allied Waste North America, Inc.
7.250%, 3/15/15	5,395,000	5,017,350
ARAMARK Corp.
6.693%, 2/1/15(l)	700,000	528,500
8.500%, 2/1/15^	5,375,000	4,864,375
Knowledge Learning Corp., Inc.
7.750%, 2/1/15§	6,610,000	4,627,000
MSX International UK/ MXS International Business Services FR/ MXS International GmBH
12.500%, 4/1/12§	5,620,000	2,248,000
Quintiles Transnational Corp., Term Loan
6.810%, 3/31/14(l)	1,500,000	885,000
Sheridan Group, Inc.
10.250%, 8/15/11	5,375,000	3,769,219

		21,939,444

Construction & Engineering (0.4%)
Esco Corp.
8.625%, 12/15/13§	7,250,000	5,075,000

Electrical Equipment (0.2%)
Legrand France S.A.
8.500%, 2/15/25	3,000,000	2,624,187

Industrial Conglomerates (0.2%)
Harland Clarke Holdings Corp.
6.899%, 5/15/15(l)	8,845,000	2,830,400

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Machinery (0.4%)
Actuant Corp.
6.875%, 6/15/17		$1,430,000	$1,076,075
Trimas Corp.
9.875%, 6/15/12		9,278,000	4,639,000

			5,715,075

Road & Rail (1.2%)
Amadeus IT Group S.A. Term Loan
5.525%, 4/8/13(l)§	EUR	1,936,138	1,190,396
Hertz Corp.
8.875%, 1/1/14		$4,070,000	2,503,050
Term B Loan
0.000%, 12/21/12(b)(l)		3,057	1,794
2.720%, 12/21/12(l)		111,718	65,541
2.950%, 12/21/12(l)		88,889	52,148
3.190%, 12/21/12(l)		130,276	76,429
3.200%, 12/21/12(l)		533,333	312,889
3.630%, 12/21/12(l)		133,333	78,222
3.640%, 12/21/12(l)		111,111	65,185
3.750%, 12/21/12(l)		111,111	65,185
Term Loan
1.525%, 12/21/12(l)		222,222	130,371
Kansas City Southern de Mexico S.A. de C.V.
9.375%, 5/1/12		2,250,000	2,058,750
United Rentals North America, Inc.
6.500%, 2/15/12^		11,700,000	9,243,000

			15,842,960

Total Industrials			60,105,045

Information Technology (5.3%)
Communications Equipment (0.4%)
Nortel Networks Ltd.
9.003%, 7/15/11(l)		12,200,000	3,050,000
10.125%, 7/15/13(h)		7,145,000	1,893,425

			4,943,425

Computers & Peripherals (0.2%)
Seagate Technology HDD Holdings, Inc.
2.275%, 10/1/09(l)^		2,690,000	2,461,350
6.375%, 10/1/11^		575,000	396,750

			2,858,100

Electronic Equipment, Instruments & Components (1.5%)
Celestica, Inc.
7.875%, 7/1/11		12,430,000	11,311,300
7.625%, 7/1/13		1,300,000	1,066,000
NXP B.V./NXP Funding LLC
8.068%, 10/15/13(l)	EUR	5,000,000	1,702,811
8.625%, 10/15/15		1,000,000	243,259
Sanmina-SCI Corp.
6.750%, 3/1/13		$1,000,000	430,000
4.746%, 6/15/14(l)§		8,000,000	4,320,000
8.125%, 3/1/16		2,475,000	965,250

			20,038,620

IT Services (2.2%)
Compucom Systems, Inc.
12.500%, 10/1/15§		3,600,000	2,430,000
First Data Corp.
9.875%, 9/24/15		13,375,000	8,091,875
SunGard Data Systems, Inc.
3.750%, 1/15/09		3,000,000	2,992,500
9.125%, 8/15/13		18,125,000	15,678,125

			29,192,500

	Principal Amount	Value (Note 1)
Semiconductors & Semiconductor Equipment (1.0%)
Amkor Technologies, Inc.
7.750%, 5/15/13	$8,750,000	$4,987,500
Freescale Semiconductor, Inc.
5.871%, 12/15/14(l)	3,000,000	1,020,000
8.875%, 12/15/14	5,900,000	2,596,000
9.125%, 12/15/14 PIK	2,175,000	500,250
Sensata Technologies B.V.
8.000%, 5/1/14^	6,975,000	3,138,750

		12,242,500

Total Information Technology		69,275,145

Materials (6.1%)
Chemicals (1.8%)
Chemtura Corp.
6.875%, 6/1/16	5,400,000	2,754,000
Huntsman LLC
11.625%, 10/15/10	2,800,000	2,450,000
11.500%, 7/15/12	5,698,000	4,558,400
Ineos Group Holdings plc
8.500%, 2/15/16^§	14,845,000	1,336,050
Momentive Performance Materials, Inc.
10.125%, 12/1/14 PIK	7,051,597	2,185,995
Nalco Co.
8.875%, 11/15/13	3,500,000	2,957,500
Reichhold Industries, Inc.
9.000%, 8/15/14§	4,745,000	3,131,700
Rockwood Specialties Group, Inc.
7.500%, 11/15/14	4,405,000	3,391,850

		22,765,495

Containers & Packaging (1.4%)
Berry Plastics Corp.
9.503%, 2/15/15(l)	6,275,000	4,329,750
Berry Plastics Holding Corp.
5.871%, 9/15/14(l)	200,000	68,000
8.875%, 9/15/14^	5,725,000	2,490,375
Cascades, Inc.
7.250%, 2/15/13	3,650,000	1,861,500
Crown Americas LLC/Crown Americas Capital Corp.
7.750%, 11/15/15^	2,355,000	2,343,225
Graham Packaging Co., Inc.
8.500%, 10/15/12	1,550,000	1,104,375
9.875%, 10/15/14^	5,450,000	3,351,750
Impress Holdings B.V.
7.878%, 9/15/13(l)§	4,725,000	2,368,406
Norampac Industries, Inc.
6.750%, 6/1/13	1,675,000	753,750

		18,671,131

Metals & Mining (1.5%)
Compass Minerals International, Inc.
Series B
12.000%, 6/1/13(e)	3,486,000	3,486,000
FMG Finance Property Ltd.
6.203%, 9/1/11(l)^§	6,250,000	3,812,500
Freeport-McMoRan Copper & Gold, Inc.
6.875%, 2/1/14	2,000,000	1,800,000
7.084%, 4/1/15(l)	2,310,000	1,524,600
8.250%, 4/1/15	5,586,000	4,748,100
8.375%, 4/1/17	2,100,000	1,722,000
Noranda Aluminium Acquisition Corp.
6.595%, 5/15/15 PIK(l)	8,965,000	3,048,100

		20,141,300

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Paper & Forest Products (1.4%)
Georgia-Pacific LLC
8.125%, 5/15/11^		$500,000	$470,000
7.000%, 1/15/15^§		3,280,000	2,788,000
7.700%, 6/15/15^		525,000	399,000
7.125%, 1/15/17§		1,625,000	1,365,000
8.000%, 1/15/24		8,825,000	5,956,875
7.375%, 12/1/25^		6,650,000	4,256,000
7.250%, 6/1/28		1,000,000	610,000
Newark Group, Inc.
9.750%, 3/15/14		5,660,000	537,700
Smurfit Kappa Treasury Funding Ltd.
7.500%, 11/20/25		300,000	177,000
Verso Paper Holdings LLC/Verso Paper, Inc.
Series B
9.125%, 8/1/14		4,165,000	1,645,175

			18,204,750

Total Materials			79,782,676

Telecommunication Services (7.7%)
Diversified Telecommunication Services (6.5%)
Cincinnati Bell, Inc.
7.250%, 7/15/13		1,650,000	1,452,000
Citizens Communications Co.
7.125%, 3/15/19		5,950,000	3,986,500
Embarq Corp.
6.738%, 6/1/13		3,485,000	2,944,825
Fairpoint Communications, Inc.
13.125%, 4/1/18§		8,500,000	4,080,000
Frontier Communications Corp.
9.250%, 5/15/11		1,200,000	1,140,000
6.625%, 3/15/15		1,570,000	1,146,100
7.000%, 11/1/25		200,000	98,500
7.875%, 1/15/27		750,000	435,000
9.000%, 8/15/31		1,865,000	1,174,950
Hawaiian Telcom Communications, Inc.
Series B
9.750%, 5/1/13(h)^		4,050,000	303,750
Level 3 Financing, Inc.
12.250%, 3/15/13		7,055,000	4,268,275
Nordic Telephone Co. Holdings ApS
5.449%, 11/30/14§	EUR	708,135	822,910
5.699%, 11/30/14§		847,857	985,279
8.250%, 5/1/16(b)§		3,500,000	3,211,016
8.875%, 5/1/16(b)§		$1,650,000	1,155,000
Qwest Capital Funding, Inc.
7.000%, 8/3/09		2,950,000	2,891,000
7.900%, 8/15/10		900,000	819,000
7.250%, 2/15/11		5,000,000	4,200,000
Qwest Communications International, Inc.
7.250%, 2/15/11		250,000	217,500
7.500%, 2/15/14^		13,100,000	9,366,500
Series B
7.500%, 2/15/14		1,900,000	1,358,500
Qwest Corp.
8.875%, 3/15/12		7,381,000	6,827,425
5.246%, 6/15/13(l)		6,150,000	4,581,750
Sprint Capital Corp.
6.375%, 5/1/09		550,000	546,562
6.900%, 5/1/19		11,670,000	8,285,700
Telcordia Technologies, Inc.
8.503%, 7/15/12(l)§		9,900,000	4,801,500
10.000%, 3/15/13^§		2,000,000	880,000

	Principal Amount		Value (Note 1)
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14		$3,350,000	$2,747,000
Virgin Media Finance plc
8.750%, 4/15/14	EUR	575,000	563,492
9.125%, 8/15/16		$1,000,000	740,000
West Corp.
9.500%, 10/15/14		5,605,000	3,082,750
Wind Acquisition Finance S.A.
10.750%, 12/1/15(b)§		1,600,000	1,376,000
Windstream Corp.
8.625%, 8/1/16		5,300,000	4,690,500

			85,179,284

Wireless Telecommunication Services (1.2%)
Centennial Cellular Operating Co./ Centennial Communications Corp.
10.125%, 6/15/13		4,700,000	4,747,000
iPCS, Inc.
6.443%, 5/1/14 PIK(l)		7,000,000	4,270,000
MetroPCS Wireless, Inc.
9.250%, 11/1/14		900,000	805,500
Sprint Nextel Corp.
6.000%, 12/1/16		7,155,000	5,044,275

			14,866,775

Total Telecommunication Services			100,046,059

Utilities (7.3%)
Electric Utilities (2.4%)
Edison Mission Energy
7.200%, 5/15/19		4,005,000	3,284,100
Energy Future Holdings Corp.
11.250%, 11/1/17 PIK§		625,000	303,125
Intergen N.V.
9.000%, 6/30/17(b)§		3,875,000	3,177,500
Ipalco Enterprises, Inc.
8.625%, 11/14/11		2,100,000	1,963,500
7.250%, 4/1/16§		1,850,000	1,517,000
Midwest Generation LLC
Series B
8.560%, 1/2/16		2,671,361	2,551,149
Mirant North America LLC
7.375%, 12/31/13		2,210,000	2,121,600
PSEG Energy Holdings LLC
8.500%, 6/15/11^		9,205,000	8,676,780
Tenaska Alabama Partners LP
7.000%, 6/30/21§		2,952,740	2,315,943
Texas Competitive Electric Holdings Co. LLC
10.500%, 11/1/15^§		7,250,000	5,147,500
10.500%, 11/1/16 PIK^§		225,000	112,500

			31,170,697

Gas Utilities (0.7%)
AmeriGas Partners LP
7.250%, 5/20/15		4,250,000	3,463,750
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp.
7.125%, 5/20/16		3,825,000	3,060,000
Knight, Inc.
6.500%, 9/1/12		1,223,000	1,033,435
SemGroup LP
8.750%, 11/15/15(h)§		6,485,000	226,975
Suburban Propane Partners LP/ Suburban Energy Finance Corp.
6.875%, 12/15/13		2,350,000	1,927,000

			9,711,160

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Independent Power Producers & Energy Traders (3.5%)
AES Corp.
8.000%, 10/15/17	$610,000 $	500,200
8.000%, 6/1/20§	100,000	77,500
Dynegy Holdings, Inc.
6.875%, 4/1/11	350,000	306,250
8.375%, 5/1/16	1,000,000	710,000
7.125%, 5/15/18	400,000	244,000
Energy Future Holdings Corp.
10.875%, 11/1/17^§	14,750,000	10,472,500
NRG Energy, Inc.
7.250%, 2/1/14	3,025,000	2,828,375
7.375%, 2/1/16	17,953,000	16,696,290
7.375%, 1/15/17(b)	4,425,000	4,071,000
Reliant Energy Mid-Atlantic Power Holdings LLC
Series B
9.237%, 7/2/17	2,546,394	2,317,219
Reliant Energy, Inc.
6.750%, 12/15/14^	8,250,000	7,425,000

		45,648,334

Multi-Utilities (0.3% )
CMS Energy Corp.
8.500%, 4/15/11^	2,000,000	1,969,612
2.875%, 12/1/24	1,875,000	1,624,219

		3,593,831

Multi-Utilities & Unregulated Power (0.4%)
Dynegy-Roseton/Danskammer Pass Through Trust
Series A
7.270%, 11/8/10	4,454,288	4,231,573
Series B
7.670%, 11/8/16	1,000,000	710,625

		4,942,198

Total Utilities		95,066,220

Total Corporate Bonds		1,146,071,787

Government Securities (0.1%)
Municipal Bonds (0.1%)
State of Texas
5.000%, 4/1/37	$1,900,000	1,816,856

Total Government Securities		1,816,856

Total Long-Term Debt Securities (89.7%) (Cost $1,691,254,696)		1,171,619,616

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Corp.
Series B
5.250%	81,000	283,500

Total Consumer Discretionary		283,500

Financials (0.8%)
Commercial Banks (0.4% )
Wells Fargo & Co.
Series L
7.500%	6,475	4,856,250

Diversified Financial Services (0.4%)
Bank of America Corp.
Series L
7.250%	8,185	5,330,481

	Number of Shares	Value (Note 1)
Citigroup, Inc.
Series T
6.500%	18,550	$519,400

		5,849,881

Total Financials		10,706,131

Materials (0.1%)
Metals & Mining (0.1%)
Freeport-McMoRan Copper & Gold, Inc.
6.750%	8,800	415,800

Total Materials		415,800

Total Convertible Preferred Stocks (0.9%) (Cost $15,233,550)		11,405,431

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (0.3%)
DnB NOR Bank ASA
1.32%, 2/17/09 (n)(p)	$3,400,000	3,394,007

Government Securities (2.9%)
Federal Home Loan Bank
0.07%, 1/2/09 (o)(p)^	3,700,000	3,699,986
0.03%, 1/5/09 (o)(p)	700,000	699,997
0.10%, 1/21/09 (o)(p)	21,100,000	21,098,770
0.08%, 1/22/09 (o)(p)	1,600,000	1,599,922
0.12%, 1/26/09 (o)(p)	10,600,000	10,599,081
0.07%, 3/4/09 (o)(p)	100,000	99,988
U.S. Treasury Bills
0.00%, 1/2/09 (p)	200,000	200,000

Total Government Securities		37,997,744

Short-Term Investments of Cash Collateral for Securities Loaned (7.1%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	3,840,000	3,821,633
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	2,820,000	2,758,913
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	3,840,000	3,816,376
Comerica Bank
1.06%, 3/16/09 (l)	1,279,981	1,247,845
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	34,783,811	34,783,811
General Electric Capital Corp.
0.40%, 3/12/10 (l)	510,000	486,834
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	3,580,000	3,561,682
Hartford Life, Inc.
1.62%, 2/2/09 (l)	1,020,000	1,020,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	5,119,297	5,086,534
0.37%, 6/18/09 (l)	6,399,062	6,352,733
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	3,199,984	288,002
Links Finance LLC
0.37%, 6/25/09 (l)	1,919,762	1,902,630
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	3,200,000	3,150,499
Monumental Global Funding II
0.43%, 5/26/10 (l)	6,020,000	5,177,200
Morgan Stanley
2.87%, 2/9/09 (l)	9,970,676	9,970,676
0.19%, 5/7/09 (l)	6,400,000	6,292,205

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Pricoa Global Funding I
0.40%, 6/25/10 (l)	$3,839,426	$3,395,749

Total Short-Term Investments of Cash Collateral for Securities Loaned		93,113,322

Time Deposit (3.7%)
JP Morgan Chase Nassau
0.001%, 1/2/09	47,807,094	47,807,094

Total Short-Term Investments (14.0%) (Cost/Amortized Cost $186,936,506)		182,312,167

Total Investments (104.6%) (Cost/Amortized Cost $1,893,424,752)		1,365,337,214
Other Assets Less Liabilities (-4.6%)		(59,578,548)

Net Assets (100%)		$1,305,758,666

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $10,685,196 or 0.8% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $236,141,332 or 18.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

CMO  —    Collateralized Mortgage Obligation

EUR   —    European Currency Unit

GBP   —    British Pound

PIK    —    Payment-in Kind Security

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchases
90 Day Sterling	91	September-09	$15,850,091	$16,069,022	$218,931
90 Day Sterling	86	December-09	14,970,589	15,128,922	158,333
EURODollar	390	March-09	93,845,450	96,466,500	2,621,050
EURODollar	86	June-09	20,773,300	21,257,050	483,750
EURODollar	39	December-09	9,292,238	9,612,038	319,800

					$3,801,864

See Notes to Financial Statements.

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MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring 7/27/09	2,000	1,588	$1,623,843	$1,588,310	$35,533
European Union vs. U.S. Dollar, expiring 1/16/09	440	554	611,315	553,753	57,562
European Union vs. U.S. Dollar, expiring 1/16/09	335	432	465,433	432,200	33,233
European Union vs. U.S. Dollar, expiring 1/16/09	350	532	486,274	532,046	(45,772)
European Union vs. U.S. Dollar, expiring 1/16/09	1,575	1,989	2,188,232	1,989,068	199,164

					$279,720

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 1/13/09	1,014	688	$1,014,456	$988,952	$25,504
British Pound vs. U.S. Dollar, expiring 1/13/09	403	272	403,202	390,981	12,221
British Pound vs. U.S. Dollar, expiring 1/13/09	330	219	330,000	315,506	14,494
Canadian Dollar vs. U.S. Dollar, expiring 7/27/09	1,587	2,000	1,587,175	1,623,842	(36,667)
European Union vs. U.S. Dollar, expiring 1/13/09	15,795	12,479	15,794,795	17,340,111	(1,545,316)
European Union vs. U.S. Dollar, expiring 1/13/09	3,061	2,410	3,060,892	3,348,799	(287,907)
European Union vs. U.S. Dollar, expiring 1/16/09	2,378	1,550	2,377,995	2,153,498	224,497
European Union vs. U.S. Dollar, expiring 1/16/09	3,022	1,950	3,021,525	2,709,239	312,286
European Union vs. U.S. Dollar, expiring 1/16/09	233	150	232,875	208,403	24,472
European Union vs. U.S. Dollar, expiring 1/16/09	1,492	960	1,492,099	1,333,779	158,320
European Union vs. U.S. Dollar, expiring 7/27/09	12,891	10,100	12,890,630	13,967,211	(1,076,581)

					$(2,174,677)

					$(1,894,957)

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	—	$—
Options Written	360	206,130
Options Terminated in Closing Purchase Transactions	(360)	(206,130)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding - December 31, 2008	—	$—

See Notes to Financial Statements.

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MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$4,856,250	$1,349,795,768	$10,685,196	$1,365,337,214
Other Investments*	3,801,864	1,097,286	—	4,899,150

Total	$8,658,114	$1,350,893,054	$10,685,196	$1,370,236,364

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	2,992,243	—	2,992,243

Total	$—	$2,992,243	$—	$2,992,243

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$15,234,443	$—
Total gains or losses (realized/unrealized) included in earnings	(2,857,528)	—
Purchases, sales, issuances, and settlements (net)	(1,691,719)	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$10,685,196	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(7,039,908)	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,568,110,256
Long-term U.S. Treasury securities	6,078,516

$2,574,188,772

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,652,355,619
Long-term U.S. Treasury securities	19,920,555

$2,672,276,174

See Notes to Financial Statements.

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MULTIMANAGER HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,994,120
Aggregate gross unrealized depreciation	(537,748,021)

Net unrealized depreciation	$(532,753,901)

Federal income tax cost of investments	$1,898,091,115

At December 31, 2008, the Portfolio had loaned securities with a total value of $92,031,746. This was secured by collateral of $97,742,000 which was received as cash and subsequently invested in short-term investments currently valued at $93,113,322, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $298,581,254 of which $114,524,895 expires in the year 2009, $91,978,211 expires in the year 2010, $11,568,090 expires in the year 2014, and $80,510,058 expires in the year 2016.

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.1%)
Amcor Ltd.	573,600	$2,331,316
Australia & New Zealand Banking Group Ltd.	528,900	5,676,970
BHP Billiton Ltd.	961,224	20,244,653
CSL Ltd.	839,580	19,825,437
Lend Lease Corp., Ltd.	376,600	1,904,333
Macquarie Airports	1,707,571	2,875,908
Macquarie Infrastructure Group	744,745	893,244
National Australia Bank Ltd.	126,221	1,850,438
OZ Minerals Ltd.†	161,796	62,042
Qantas Airways Ltd.	1,524,200	2,810,546
Rio Tinto Ltd.^	28,563	765,059

		59,239,946

Austria (0.1%)
Voestalpine AG	75,800	1,625,249

Belgium (0.6%)
Anheuser-Busch InBev N.V.	226,250	5,245,458
Delhaize Group	53,400	3,294,979
Dexia S.A.^	82,121	369,631
Solvay S.A., Class A^	34,400	2,557,564

		11,467,632

Brazil (2.4%)
Cia Vale do Rio Doce (ADR)	392,536	4,753,611
Gafisa S.A.	979,444	4,505,204
Petroleo Brasileiro S.A. (Mexico Exchange) (ADR)	540,878	13,246,102
Petroleo Brasileiro S.A. (New York Exchange) (ADR)	351,670	8,612,398
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)	240,062	15,512,807

		46,630,122

Canada (2.6%)
Bombardier, Inc., Class B	312,500	1,126,468
Canadian Imperial Bank of Commerce	85,000	3,517,740
EnCana Corp.	73,400	3,386,686
Fairfax Financial Holdings Ltd.	12,300	3,885,784
Imperial Oil Ltd.	98,200	3,260,606
Inmet Mining Corp.	29,200	463,132
Magna International, Inc., Class A	75,000	2,232,685
National Bank of Canada	18,200	461,450
Nexen, Inc.	167,802	2,915,636
Nova Chemicals Corp.^	95,100	450,656
Petro-Canada	263,100	5,694,639
Research In Motion Ltd.*	55,987	2,271,952
Rogers Communications, Inc., Class B	639,175	18,944,847
Westjet Airlines Ltd. (Variable- Voting), Class A*	124,300	1,291,834

		49,904,115

China (0.3%)
Industrial & Commercial Bank of China Ltd., Class H^	10,999,000	5,845,618

Denmark (1.4%)
Vestas Wind Systems A/S*^	457,712	27,203,604

Finland (1.8%)
Nokia Oyj^	1,948,979	30,214,901

	Number of Shares	Value (Note 1)
Stora Enso Oyj, Class R^	572,400	$4,468,293

		34,683,194

France (9.9%)
Accor S.A.^	395,751	19,474,840
Air France-KLM^	63,400	815,028
Alstom S.A.^	164,365	9,706,223
BNP Paribas S.A.	510,007	21,535,768
Cie de Saint-Gobain S.A.^	117,126	5,524,261
Cie Generale de Geophysique- Veritas*^	330,292	4,931,974
Compagnie Generale des Etablissements Michelin, Class B^	108,500	5,689,113
Credit Agricole S.A.	571,216	6,496,141
France Telecom S.A.	227,100	6,352,257
GDF Suez S.A.^	123,820	6,132,437
Imerys S.A.^	60,001	2,728,756
J.C. Decaux S.A.^	256,359	4,413,882
Lafarge S.A.^	92,205	5,606,111
Lagardere SCA	113,500	4,606,920
Pernod-Ricard S.A.^	90,299	6,696,154
Renault S.A.^	281,800	7,350,536
Sanofi-Aventis S.A.	319,911	20,318,805
Societe Generale S.A.	158,518	8,028,549
Suez Environnement S.A.*	26,317	443,754
Total S.A.	751,232	40,955,442
Vallourec S.A.	22,800	2,593,170

		190,400,121

Germany (9.2%)
Allianz SE (Registered)^	148,200	15,895,656
BASF SE^	268,900	10,625,464
Bayer AG^	234,260	13,761,555
Bayerische Motoren Werke AG^	201,372	6,189,945
Deutsche Bank AG (Registered)^	363,800	14,507,766
Deutsche Lufthansa AG (Registered)^	260,900	4,130,670
Deutsche Post AG (Registered)	306,976	5,193,423
Deutsche Telekom AG (Registered)^	468,900	7,124,266
E.ON AG	698,532	28,246,666
Linde AG^	278,485	23,566,382
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)^	67,000	10,528,855
RWE AG	113,120	10,169,114
SAP AG^	189,650	6,796,895
Siemens AG (Registered)^	192,942	14,451,453
Symrise AG^	264,212	3,731,680
TUI AG^	145,200	1,655,841

		176,575,631

Greece (0.1%)
Piraeus Bank S.A.	235,693	2,122,432

Hong Kong (1.9%)
Cheung Kong Holdings Ltd.	754,000	7,188,603
China Mobile Ltd.	446,500	4,526,976
CNOOC Ltd.	6,666,100	6,334,731
Esprit Holdings Ltd.	2,494,358	14,217,923
Hang Lung Properties Ltd.	1,483,000	3,253,102

		35,521,335

India (0.3%)
ICICI Bank Ltd. (ADR)	332,688	6,404,244

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Israel (1.6%)
Teva Pharmaceutical Industries Ltd. (ADR)	722,937	$30,775,428

Italy (2.5%)
ENI S.p.A.	1,089,043	25,805,850
Fondiaria-Sai S.p.A.	99,195	1,795,157
Intesa Sanpaolo S.p.A.	2,186,821	7,876,786
Telecom Italia S.p.A.	3,370,200	5,481,809
Telecom Italia S.p.A. (RNC)	1,709,500	1,907,572
UniCredit S.p.A.	1,885,956	4,695,178

		47,562,352

Japan (16.3%)
Aeon Co., Ltd.	229,000	2,293,719
Alps Electric Co., Ltd.^	341,600	1,671,504
Astellas Pharma, Inc.	198,400	8,073,174
Canon, Inc.	471,600	14,804,251
Daikin Industries Ltd.^	369,564	9,746,510
Daiwa Securities Group, Inc.	1,347,000	8,027,402
DIC Corp.	895,000	1,877,617
East Japan Railway Co.†	1,346	10,230,491
Fujitsu Ltd.	1,322,000	6,389,840
Furukawa Electric Co., Ltd.	413,000	2,010,319
Hitachi High-Technologies Corp.	115,000	1,834,158
Hitachi Ltd.	907,000	3,517,437
Honda Motor Co., Ltd.	1,033,700	22,418,156
Isuzu Motors Ltd.	1,595,000	2,047,193
Japan Tobacco, Inc.	2,641	8,745,417
JFE Holdings, Inc.	239,100	6,324,164
Komatsu Ltd.^	484,600	6,138,450
Kyocera Corp.	33,900	2,445,545
Marubeni Corp.	2,771,000	10,561,472
Mitsubishi Chemical Holdings Corp.	767,000	3,384,899
Mitsubishi Corp.	970,700	13,627,116
Mitsubishi UFJ Financial Group, Inc.	620,700	3,851,396
Mitsui & Co., Ltd.	584,000	5,973,915
Mitsui Chemicals, Inc.	259,000	957,366
Mitsui Fudosan Co., Ltd.	258,000	4,287,425
Mizuho Financial Group, Inc.^†	2,525	7,178,075
Murata Manufacturing Co., Ltd.^	194,700	7,632,209
Nidec Corp.	106,600	4,145,430
Nintendo Co., Ltd.	88,200	33,885,989
Nippon Mining Holdings, Inc.	753,500	3,237,729
Nippon Telegraph & Telephone Corp.†	1,549	7,997,044
Nissan Motor Co., Ltd.	1,487,300	5,387,013
Nomura Holdings, Inc.	255,800	2,109,403
ORIX Corp.	16,170	918,763
Panasonic Corp.	159,000	1,992,328
Sharp Corp.^	644,000	4,616,723
Shin-Etsu Chemical Co., Ltd.	163,600	7,503,656
SMC Corp.	49,500	5,064,350
Sony Corp.	524,300	11,397,767
Sumitomo Corp.	522,000	4,600,508
Sumitomo Metal Mining Co., Ltd.	290,000	3,082,287
Sumitomo Mitsui Financial Group, Inc.^†	3,268	13,555,080
Sumitomo Realty & Development Co., Ltd.	98,000	1,460,108
Tokyo Electric Power Co., Inc.	222,600	7,432,441
Toshiba Corp.	1,693,000	6,970,972

	Number of Shares	Value (Note 1)
Toyota Motor Corp.	360,100	$11,787,092

		313,193,903

Luxembourg (0.3%)
ArcelorMittal S.A.	226,751	5,465,429

Mexico (1.1%)
America Movil S.A.B. de C.V. (ADR)	107,879	3,343,170
Cemex S.A.B. de C.V. (ADR)*	1,424,978	13,024,299
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	119,967	3,614,606

		19,982,075

Netherlands (4.8%)
European Aeronautic Defence and Space Co. N.V.^	288,110	4,864,157
Heineken N.V.	561,450	17,249,761
ING Groep N.V. (CVA)	1,150,420	12,025,556
Koninklijke Ahold N.V.	696,220	8,556,897
Koninklijke Philips Electronics N.V.	275,732	5,362,709
Reed Elsevier N.V.	409,060	4,819,581
Royal Dutch Shell plc, Class A	1,254,511	32,696,869
Royal Dutch Shell plc, Class B	71,028	1,787,599
Wolters Kluwer N.V.	222,746	4,206,761

		91,569,890

New Zealand (0.1%)
Telecom Corp of New Zealand Ltd.	1,828,700	2,450,937

Norway (0.4%)
Norsk Hydro ASA^	379,900	1,534,272
StatoilHydro ASA^	395,750	6,518,110

		8,052,382

Singapore (0.3%)
CapitaLand Ltd.	731,000	1,605,996
Neptune Orient Lines Ltd.	378,000	296,753
Singapore Airlines Ltd.	385,000	3,022,227

		4,924,976

South Korea (0.1%)
Samsung Electronics Co., Ltd.	5,660	2,055,246

Spain (3.6%)
Banco Bilbao Vizcaya Argentaria S.A.	559,500	6,865,372
Banco Santander S.A.	521,750	5,035,477
Gamesa Corp. Tecnologica S.A.	753,443	13,666,333
Inditex S.A.^	166,542	7,361,380
Telefonica S.A.	1,624,766	36,419,907

		69,348,469

Sweden (1.4%)
Atlas Copco AB, Class A^	764,380	6,579,959
Hennes & Mauritz AB, Class B^	83,655	3,268,907
Nordea Bank AB^	482,000	3,392,873
Svenska Cellulosa AB, Class B	328,500	2,809,170
Telefonaktiebolaget LM Ericsson, Class B^	863,000	6,618,785
Volvo AB, Class B^	781,250	4,316,745

		26,986,439

Switzerland (10.9%)
ABB Ltd. (Registered)*^	1,101,598	16,605,722
Actelion Ltd. (Registered)*^	119,977	6,757,262
Adecco S.A. (Registered)	162,720	5,523,043
Compagnie Financiere Richemont S.A.^	167,604	3,253,957
Credit Suisse Group AG (Registered)	1,037,105	28,426,263
Holcim Ltd. (Registered)	117,655	6,774,491
Julius Baer Holding AG (Registered)	259,771	9,992,798

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Lonza Group AG (Registered)^	226,962	$20,981,496
Nestle S.A. (Registered)	1,041,248	41,038,265
Novartis AG (Registered)	505,871	25,346,407
Roche Holding AG	186,316	28,680,310
UBS AG (Registered)*	165,608	2,401,945
Zurich Financial Services AG (Registered)	56,085	12,174,675

		207,956,634

Taiwan (1.8%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	4,286,441	33,862,884

United Kingdom (15.6%)
Associated British Foods plc	453,300	4,783,616
Aviva plc	649,781	3,678,056
Barclays plc	5,925,544	13,358,678
BG Group plc	1,652,634	22,944,776
BHP Billiton plc	285,659	5,380,923
BP plc	3,645,639	27,933,925
British Land Co. plc (REIT)	255,331	2,046,739
Burberry Group plc	1,231,077	3,948,322
Centrica plc	1,882,035	7,232,073
GlaxoSmithKline plc	1,230,229	22,838,455
HBOS plc	4,516,760	4,584,003
Home Retail Group plc	750,200	2,301,061
HSBC Holdings plc^	3,267,945	31,322,195
ICAP plc	1,423,992	5,938,537
Kazakhmys plc	136,300	457,920
Lloyds TSB Group plc	908,700	1,663,210
Man Group plc	1,655,512	5,714,164
Marks & Spencer Group plc	1,280,050	3,984,018
Prudential plc	935,260	5,694,058
Reckitt Benckiser Group plc	239,195	8,911,069
Royal Bank of Scotland Group plc	7,173,195	5,185,575
RSA Insurance Group plc	968,892	1,936,673
Standard Chartered plc	1,119,454	14,310,326
Tesco plc	5,863,544	30,548,542
Vodafone Group plc	22,836,752	45,972,970
Wm. Morrison Supermarkets plc	1,153,584	4,678,672
Wolseley plc	567,266	3,162,833
WPP plc	1,518,824	8,853,590

		299,364,979

United States (0.9%)
Gerdau Ameristeel Corp.	391,200	2,383,009
Las Vegas Sands Corp.*	1,007,484	5,974,380
Transocean Ltd.*	203,328	9,607,248

		17,964,637

Total Common Stocks (95.4%) (Cost $2,619,554,536)		1,829,139,903

	Number of Rights	Value (Note 1)
RIGHTS:
United Kingdom (0.0%)
HBOS plc, expiring 1/9/09*	4,516,760	—
Lloyds TSB Group plc, expiring 1/9/09*	908,700	—

Total Rights (0.0%) (Cost $—)		—

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (13.2%)
Banco de Sabadell S.A.
3.87%, 4/23/09(l)	$2,530,000	$2,517,899
BBVA Senior Finance S.A.
2.15%, 3/12/10(l)	1,850,000	1,809,925
Citigroup Funding, Inc.
0.36%, 3/16/09(l)	2,530,000	2,514,436
Comerica Bank
1.06%, 3/16/09(l)	839,988	818,898
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09(r)(u)	214,066,675	214,066,675
General Electric Capital Corp.
0.40%, 3/12/10(l)	340,000	324,556
Goldman Sachs Group, Inc.
0.41%, 3/27/09(l)	2,360,000	2,347,924
Hartford Life, Inc.
1.62%, 2/2/09(l)	670,000	670,000
K2 (USA) LLC
0.37%, 5/29/09(l)	3,369,537	3,347,972
0.37%, 6/18/09(l)	4,209,383	4,178,908
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09(h)(s)	2,109,990	189,901
Links Finance LLC
0.37%, 6/25/09(l)	1,259,844	1,248,601
MBIA Global Funding LLC
0.37%, 3/30/09(l)	2,110,000	2,077,360
Monumental Global Funding II
0.43%, 5/26/10(l)	3,960,000	3,405,600
Morgan Stanley
2.87%, 2/9/09(l)	6,563,862	6,563,862
0.19%, 5/7/09(l)	4,210,000	4,139,091
Pricoa Global Funding I
0.40%, 6/25/10(l)	2,529,622	2,237,304

Total Short-Term Investments of Cash Collateral for Securities Loaned		252,458,912

Time Deposit (3.5%)
JP Morgan Chase Nassau
0.001%, 1/2/09	66,626,016	66,626,016

Total Short-Term Investments (16.7%) (Cost/Amortized Cost $322,134,916)		319,084,928

Total Investments (112.1%) (Cost/Amortized Cost $2,941,689,452)		2,148,224,831
Other Assets Less Liabilities (-12.1%)		(231,369,026)

Net Assets (100%)		$1,916,855,805

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $39,022,732 or 2.0% of net assets) at fair value.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% -7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR  —    American Depositary Receipt

CVA  —    Dutch Certification

REIT —    Real Estate Investment Trust

RNC  —    Risparmio Non-Convertible Savings Shares

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Depreciation
Purchase
Dow Jones EURO Stoxx 50 Index	114	March-09	$3,897,881	$3,882,410	$(15,471)

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Depreciation
Foreign Currency Buy Contract
Canadian Dollar vs. U.S. Dollar, expiring 3/16/09	30,181	24,804	$24,451,917	$24,803,583	$(351,666)

Foreign Currency Sell Contracts
Canadian Dollar vs. U.S. Dollar, expiring 3/16/09	21,580	27,290	$21,579,946	$22,109,699	$(529,753)
Canadian Dollar vs. U.S. Dollar, expiring 3/16/09	5,648	6,983	5,648,374	5,657,458	(9,084)

					$(538,837)

					$(890,503)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$201,018,301	$1,908,183,798	$39,022,732	$2,148,224,831
Other Investments*	—	—	—	—

Total	$201,018,301	$1,908,183,798	$39,022,732	$2,148,224,831

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	15,471	890,503	—	905,974

Total	$15,471	$890,503	$—	$905,974

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

See Notes to Financial Statements.

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MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$ —	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	39,022,732	—

Balance as of 12/31/08	$ 39,022,732	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(15,628,866)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$1,770,360,348

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,372,379,654

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$11,723,128
Aggregate gross unrealized depreciation	(893,990,517)

Net unrealized depreciation	$(882,267,389)

Federal income tax cost of investments	$3,030,492,220

At December 31, 2008, the Portfolio had loaned securities with a total value of $239,296,892. This was secured by collateral of $255,508,900 which was received as cash and subsequently invested in short-term investments currently valued at $252,458,912, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $718 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $154,814,122 which expires in the year 2016.

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.8%)
Auto Components (0.1%)
Autoliv, Inc.^	18,200	$390,572
Lear Corp.*	24,600	34,686
Magna International, Inc., Class A	28,700	858,991

		1,284,249

Automobiles (0.9%)
Toyota Motor Corp.	216,700	7,093,204
Toyota Motor Corp. (ADR)^	17,900	1,171,376

		8,264,580

Hotels, Restaurants & Leisure (0.7%)
Life Time Fitness, Inc.*^	134,900	1,746,955
McDonald’s Corp.	11,900	740,061
Wyndham Worldwide Corp.^	90,000	589,500
Wynn Resorts Ltd.*^	62,930	2,659,422

		5,735,938

Household Durables (0.2%)
Black & Decker Corp.	16,600	694,046
Centex Corp.^	55,100	586,264
KB Home^	28,100	382,722

		1,663,032

Internet & Catalog Retail (0.8%)
Liberty Media Corp., Interactive, Class A*	200,210	624,655
priceline.com, Inc.*^	89,354	6,580,922

		7,205,577

Media (5.6%)
CBS Corp., Class B^	222,500	1,822,275
Comcast Corp., Class A	25,300	427,064
Comcast Corp., Special Class A	648,580	10,474,567
DIRECTV Group, Inc.*^	853,432	19,552,127
DISH Network Corp., Class A*	458,800	5,088,092
Gannett Co., Inc.^	140,800	1,126,400
News Corp., Class A	264,500	2,404,305
Time Warner, Inc.	444,700	4,473,682
Viacom, Inc., Class B*	83,200	1,585,792
Walt Disney Co.	85,600	1,942,264

		48,896,568

Multiline Retail (0.4%)
Family Dollar Stores, Inc.	28,300	737,781
J.C. Penney Co., Inc.^	69,900	1,377,030
Macy’s, Inc.^	170,700	1,766,745

		3,881,556

Specialty Retail (0.6%)
Gap, Inc.	76,300	1,021,657
Home Depot, Inc.^	112,700	2,594,354
Limited Brands, Inc.	4,400	44,176
Lowe’s Cos., Inc.	87,700	1,887,304

		5,547,491

Textiles, Apparel & Luxury Goods (1.5%)
Jones Apparel Group, Inc.	95,600	560,216
NIKE, Inc., Class B	242,705	12,377,955

		12,938,171

Total Consumer Discretionary		95,417,162

Consumer Staples (8.0%)
Beverages (1.6%)
Coca-Cola Co.	19,600	887,292
Coca-Cola Enterprises, Inc.	151,200	1,818,936
Dr. Pepper Snapple Group, Inc.*	372,706	6,056,473
Molson Coors Brewing Co., Class B^	13,200	645,744

	Number of Shares	Value (Note 1)
Pepsi Bottling Group, Inc.	62,100	$1,397,871
PepsiCo, Inc.	59,300	3,247,861

		14,054,177

Food & Staples Retailing (2.2%)
CVS Caremark Corp.	354,858	10,198,619
Kroger Co.	38,000	1,003,580
Rite Aid Corp.*^	2,286,700	708,877
Safeway, Inc.	80,700	1,918,239
SUPERVALU, Inc.	55,000	803,000
Wal-Mart Stores, Inc.	81,400	4,563,284

		19,195,599

Food Products (1.0%)
Archer-Daniels-Midland Co.	70,900	2,044,047
Bunge Ltd.^	30,500	1,578,985
Del Monte Foods Co.	67,300	480,522
General Mills, Inc.	24,800	1,506,600
JM Smucker Co.	2,400	104,064
Kellogg Co.	26,100	1,144,485
Sara Lee Corp.	112,400	1,100,396
Tyson Foods, Inc., Class A^	72,200	632,472

		8,591,571

Household Products (1.0%)
Colgate-Palmolive Co.	22,900	1,569,566
Kimberly-Clark Corp.	23,700	1,249,938
Procter & Gamble Co.	91,631	5,664,628

		8,484,132

Tobacco (2.2%)
Altria Group, Inc.	409,735	6,170,609
Philip Morris International, Inc.	285,235	12,410,575
Reynolds American, Inc.	36,800	1,483,408

		20,064,592

Total Consumer Staples		70,390,071

Energy (10.6%)
Energy Equipment & Services (0.7%)
Helmerich & Payne, Inc.^	127,704	2,905,266
Transocean Ltd.*	75,450	3,565,013

		6,470,279

Oil, Gas & Consumable Fuels (9.9%)
Apache Corp.	46,800	3,488,004
BP plc (ADR)^	84,500	3,949,530
Chevron Corp.	88,400	6,538,948
ConocoPhillips	467,390	24,210,802
Devon Energy Corp.	46,700	3,068,657
EOG Resources, Inc.	102,740	6,840,429
Exxon Mobil Corp.	150,600	12,022,398
Gazprom OAO (ADR)^	99,300	1,423,268
Hess Corp.	127,260	6,826,226
Marathon Oil Corp.	393,400	10,763,424
Occidental Petroleum Corp.	50,300	3,017,497
Royal Dutch Shell plc (ADR)	56,700	3,001,698
Sunoco, Inc.^	15,500	673,630
Valero Energy Corp.	48,000	1,038,720

		86,863,231

Total Energy		93,333,510

Financials (13.8%)
Capital Markets (3.8%)
Deutsche Bank AG (Registered)^	47,900	1,949,051
Goldman Sachs Group, Inc.	274,121	23,133,071

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Morgan Stanley^	544,045	$8,726,482

		33,808,604

Commercial Banks (1.1%)
Fifth Third Bancorp^	703,896	5,814,181
SunTrust Banks, Inc.^	19,000	561,260
U.S. Bancorp^	52,800	1,320,528
Wells Fargo & Co.	78,300	2,308,284

		10,004,253

Consumer Finance (0.1%)
Discover Financial Services	111,100	1,058,783

Diversified Financial Services (2.3%)
Bank of America Corp.	219,900	3,096,192
Citigroup, Inc.	32,800	220,088
Hong Kong Exchanges and Clearing Ltd.	308,500	2,957,687
JPMorgan Chase & Co.	440,650	13,893,694

		20,167,661

Insurance (6.5%)
ACE Ltd.	175,845	9,305,717
Aflac, Inc.	5,000	229,200
Allstate Corp.	353,840	11,591,799
American International Group, Inc.^	177,300	278,361
Chubb Corp.	35,100	1,790,100
Cincinnati Financial Corp.^	225,500	6,555,285
Everest Reinsurance Group Ltd.^	8,100	616,734
Fidelity National Financial, Inc., Class A	28,600	507,650
Genworth Financial, Inc., Class A	118,500	335,355
Hartford Financial Services Group, Inc.^	358,398	5,884,895
Lincoln National Corp.	56,600	1,066,344
MetLife, Inc.	117,100	4,082,106
Old Republic International Corp.^	76,600	913,072
PartnerReinsurance Ltd.	900	64,143
Prudential Financial, Inc.	37,900	1,146,854
RenaissanceReinsurance Holdings Ltd.^	25,700	1,325,092
Swiss Reinsurance (Registered)	117,400	5,703,449
Torchmark Corp.^	16,100	719,670
Travelers Cos., Inc.	49,700	2,246,440
Unum Group	84,000	1,562,400
XL Capital Ltd., Class A	112,700	416,990

		56,341,656

Total Financials		121,380,957

Health Care (19.1%)
Biotechnology (7.2%)
Amgen, Inc.*	63,000	3,638,250
Celgene Corp.*	116,695	6,450,900
Genentech, Inc.*	342,170	28,369,315
Gilead Sciences, Inc.*	409,985	20,966,633
OSI Pharmaceuticals, Inc.*^	90,040	3,516,062

		62,941,160

Health Care Equipment & Supplies (2.2%)
Alcon, Inc.	43,559	3,885,027
Baxter International, Inc.	67,300	3,606,607
Covidien Ltd.	257,110	9,317,667
Varian Medical Systems, Inc.*^	83,560	2,927,942

		19,737,243

Health Care Providers & Services (2.1%)
Cardinal Health, Inc.	45,000	1,551,150
McKesson Corp.	28,100	1,088,313

	Number of Shares	Value (Note 1)
UnitedHealth Group, Inc.	604,650	$16,083,690

		18,723,153

Health Care Technology (0.5%)
Eclipsys Corp.*^	315,802	4,481,230

Pharmaceuticals (7.1%)
Abbott Laboratories, Inc.	6,300	336,231
Allergan, Inc.	142,875	5,760,720
AstraZeneca plc (ADR)^	30,300	1,243,209
Bristol-Myers Squibb Co.	149,300	3,471,225
Eli Lilly & Co.	369,700	14,887,820
GlaxoSmithKline plc (ADR)^	37,000	1,378,990
Johnson & Johnson	93,700	5,606,071
Merck & Co., Inc.	386,870	11,760,848
Novartis AG (ADR)	34,500	1,716,720
Pfizer, Inc.	271,300	4,804,723
Sanofi-Aventis S.A. (ADR)	65,300	2,100,048
Schering-Plough Corp.	131,300	2,236,039
Teva Pharmaceutical Industries Ltd. (ADR)	96,200	4,095,234
Wyeth^	82,200	3,083,322

		62,481,200

Total Health Care		168,363,986

Industrials (3.5%)
Aerospace & Defense (0.7%)
Boeing Co.	141,230	6,026,284

Air Freight & Logistics (0.0%)
United Parcel Service, Inc., Class B	600	33,096

Airlines (0.1%)
UAL Corp.^	48,000	528,960

Commercial Services & Supplies (0.3%)
Pitney Bowes, Inc.	37,500	955,500
Republic Services, Inc.	61,470	1,523,841

		2,479,341

Electrical Equipment (0.2%)
SunPower Corp., Class B*^	70,497	2,145,929

Industrial Conglomerates (0.8%)
3M Co.	27,500	1,582,350
General Electric Co.	281,100	4,553,820
Tyco International Ltd.	57,100	1,233,360

		7,369,530

Machinery (1.4%)
Caterpillar, Inc.	41,300	1,844,871
Danaher Corp.	156,380	8,852,672
Dover Corp.	39,500	1,300,340
Illinois Tool Works, Inc.	8,000	280,400

		12,278,283

Total Industrials		30,861,423

Information Technology (17.5%)
Communications Equipment (4.2%)
Cisco Systems, Inc.*	94,600	1,541,980
Corning, Inc.	1,434,240	13,668,307
Motorola, Inc.	441,600	1,956,288
Nokia Oyj (ADR)^	256,425	4,000,230
QUALCOMM, Inc.	227,205	8,140,755
Research In Motion Ltd.*	133,865	5,432,242

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Telefonaktiebolaget LM Ericsson (ADR)^	301,600	$2,355,496

		37,095,298

Computers & Peripherals (4.3%)
Apple, Inc.*	182,122	15,544,113
Dell, Inc.*	849,500	8,698,880
EMC Corp.*	581,215	6,085,321
Hewlett-Packard Co.	40,400	1,466,116
International Business Machines Corp.	48,400	4,073,344
Lexmark International, Inc., Class A*^	45,600	1,226,640
Western Digital Corp.*	58,600	670,970

		37,765,384

Electronic Equipment, Instruments & Components (0.3%)
AU Optronics Corp. (ADR)^	209,500	1,608,960
Flextronics International Ltd.*	27,511	70,428
Sanmina-SCI Corp.*	34,300	16,121
Tyco Electronics Ltd.	68,400	1,108,764

		2,804,273

Internet Software & Services (1.2%)
eBay, Inc.*^	732,150	10,220,814

IT Services (1.2%)
Accenture Ltd., Class A^	21,200	695,148
Paychex, Inc.	131,800	3,463,704
Visa, Inc., Class A	66,730	3,499,988
Western Union Co.	197,240	2,828,422

		10,487,262

Semiconductors & Semiconductor Equipment (1.8%)
Cypress Semiconductor Corp.*^	257,035	1,148,946
Intel Corp.	574,110	8,416,453
NVIDIA Corp.*	160,900	1,298,463
ON Semiconductor Corp.*	567,527	1,929,592
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	169,551	1,339,453
Texas Instruments, Inc.	89,700	1,392,144

		15,525,051

Software (4.5%)
Amdocs Ltd.*^	243,900	4,460,931
Microsoft Corp.	1,071,167	20,823,485
Oracle Corp.*	738,750	13,098,038
Symantec Corp.*	114,100	1,542,632

		39,925,086

Total Information Technology		153,823,168

Materials (1.2%)
Chemicals (0.9%)
Eastman Chemical Co.^	32,700	1,036,917
Syngenta AG (ADR)	179,635	7,030,914

		8,067,831

Containers & Packaging (0.3%)
Owens-Illinois, Inc.*^	67,700	1,850,241
Sonoco Products Co.	25,000	579,000

		2,429,241

Total Materials		10,497,072

Telecommunication Services (4.3%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	767,600	21,876,600
Level 3 Communications, Inc.*^	2,398,930	1,679,251
Telefonica S.A. (ADR)^	11,600	781,724

	Number of Shares	Value (Note 1)
Verizon Communications, Inc.	42,000	$1,423,800

		25,761,375

Wireless Telecommunication Services (1.4%)
China Mobile Ltd.	331,000	3,355,944
Crown Castle International Corp.*^	354,800	6,237,384
Sprint Nextel Corp.*^	770,100	1,409,283
Vodafone Group plc (ADR)	53,100	1,085,364

		12,087,975

Total Telecommunication Services		37,849,350

Utilities (1.8%)
Electric Utilities (1.5%)
American Electric Power Co., Inc.	61,100	2,033,408
Entergy Corp.	144,705	12,029,327

		14,062,735

Independent Power Producers & Energy Traders (0.1%)
Reliant Energy, Inc.*^	128,700	743,886

Multi-Utilities (0.2%)
CMS Energy Corp.^	74,500	753,195
Dominion Resources, Inc.	18,200	652,288

		1,405,483

Total Utilities		16,212,104

Total Common Stocks (90.6%) (Cost $1,088,602,583)		798,128,803

PREFERRED STOCK:
Financials (0.1%)
Diversified Financial Services (0.1%)
CIT Group, Inc.
8.750%	23,400	675,324

Total Preferred Stocks (0.1%) (Cost $1,170,000)		675,324

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (0.3%)
Consumer Discretionary (0.1%)
Media (0.1%)
DirecTV Holdings LLC/DirecTV Financing Co.
8.375%, 3/15/13	$662,000	658,690
Echostar DBS Corp.
7.750%, 5/31/15	267,000	226,950

Total Consumer Discretionary		885,640

Financials (0.2%)
Commercial Banks (0.0%)
Fifth Third Capital Trust IV
6.500%, 4/15/37(l)	658,000	328,812

Diversified Financial Services (0.2%)
CIT Group, Inc.
5.000%, 2/13/14	402,900	292,829
5.000%, 2/1/15	588,900	414,586
5.400%, 1/30/16	1,163,400	810,060
5.850%, 9/15/16	322,200	226,871

		1,744,346

Total Financials		2,073,158

Total Long-Term Debt Securities (0.3%) (Cost $2,408,406)		2,958,798

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.0%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$1,580,000	$1,572,443
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	1,170,000	1,144,655
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	1,590,000	1,580,218
Comerica Bank
1.06%, 3/16/09 (l)	529,992	516,686
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	63,674,812	63,674,812
General Electric Capital Corp.
0.40%, 3/12/10 (l)	210,000	200,461
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	1,480,000	1,472,427
Hartford Life, Inc.
1.62%, 2/2/09 (l)	420,000	420,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	2,119,709	2,106,143
0.37%, 6/18/09 (l)	2,649,612	2,630,428
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	1,319,994	118,802
Links Finance LLC
0.37%, 6/25/09 (l)	789,902	782,853
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	1,320,000	1,299,581
Monumental Global Funding II
0.43%, 5/26/10 (l)	2,490,000	2,141,399
Morgan Stanley
2.87%, 2/9/09 (l)	4,126,142	4,126,142
0.19%, 5/7/09 (l)	2,650,000	2,605,366
Pricoa Global Funding I
0.40%, 6/25/10 (l)	1,589,762	1,406,052

Total Short-Term Investments of Cash Collateral for Securities Loaned		87,798,468

Time Deposit (8.8%)
JP Morgan Chase Nassau
0.001%, 1/2/09	77,620,036	77,620,036

Total Short-Term Investments (18.8%) (Cost/Amortized Cost $167,329,960)		165,418,504

Total Investments (109.8%) (Cost/Amortized Cost $1,259,510,949)		967,181,429
Other Assets Less Liabilities (-9.8%)		(86,346,776)

Net Assets (100%)		$880,834,653

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$778,270,575	$188,910,854	$—	$967,181,429
Other Investments*	$—	—	—	—

Total	$778,270,575	$188,910,854	$—	$967,181,429

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$790,388,636

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$473,726,517
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$15,437,596
Aggregate gross unrealized depreciation	(317,468,643)

Net unrealized depreciation	$(302,031,047)

Federal income tax cost of investments	$1,269,212,476

At December 31, 2008, the Portfolio had loaned securities with a total value of $89,119,310. This was secured by collateral of $89,709,925 which was received as cash and subsequently invested in short-term investments currently valued at $87,798,468, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $12,441 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $105,713,400 which expires in the year 2016.

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.7%)
Diversified Consumer Services (2.3%)
Apollo Group, Inc., Class A*	62,250	$4,769,595

Hotels, Restaurants & Leisure (1.4%)
International Game Technology^	39,200	466,088
Marriott International, Inc., Class A^	71,300	1,386,785
MGM MIRAGE*^	24,397	335,703
Yum! Brands, Inc.	23,500	740,250

		2,928,826

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	61,500	3,153,720
Expedia, Inc.*^	59,200	487,808

		3,641,528

Media (0.0%)
Sirius XM Radio, Inc.*^	400,200	48,024

Multiline Retail (2.1%)
Dollar Tree, Inc.*	44,300	1,851,740
Kohl’s Corp.*	26,800	970,160
Target Corp.	43,400	1,498,602

		4,320,502

Specialty Retail (1.1%)
Bed Bath & Beyond, Inc.*^	42,200	1,072,724
Home Depot, Inc.	55,800	1,284,516

		2,357,240

Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor Corp.*	28,700	2,292,269

Total Consumer Discretionary		20,357,984

Consumer Staples (4.7%)
Food & Staples Retailing (3.0%)
CVS Caremark Corp.	74,200	2,132,508
Wal-Mart Stores, Inc.	74,300	4,165,258

		6,297,766

Food Products (1.7%)
Bunge Ltd.	30,800	1,594,516
Nestle S.A. (Registered) (ADR)	50,200	1,992,940

		3,587,456

Total Consumer Staples		9,885,222

Energy (4.8%)
Energy Equipment & Services (2.9%)
Halliburton Co.	93,600	1,701,648
National Oilwell Varco, Inc.*	51,400	1,256,216
Schlumberger Ltd.	43,600	1,845,588
Weatherford International Ltd.*	105,100	1,137,182

		5,940,634

Oil, Gas & Consumable Fuels (1.9%)
EOG Resources, Inc.	14,500	965,410
Occidental Petroleum Corp.	36,500	2,189,635
Petroleo Brasileiro S.A. (Preference) (ADR)	19,500	397,995
Suncor Energy, Inc.	26,900	524,550

		4,077,590

Total Energy		10,018,224

Financials (5.3%)
Capital Markets (3.1%)
BlackRock, Inc.	7,300	979,295
Charles Schwab Corp.	109,000	1,762,530

	Number of Shares	Value (Note 1)
Franklin Resources, Inc.	13,400	$854,652
Goldman Sachs Group, Inc.	13,100	1,105,509
Morgan Stanley	28,700	460,348
State Street Corp.	32,000	1,258,560

		6,420,894

Commercial Banks (1.6%)
Banco Bradesco S.A. (ADR)	71,200	702,744
Wells Fargo & Co.	88,900	2,620,772

		3,323,516

Diversified Financial Services (0.6%)
JPMorgan Chase & Co.	41,050	1,294,307

Total Financials		11,038,717

Health Care (26.4%)
Biotechnology (12.7%)
Amgen, Inc.*	10,500	606,375
Biogen Idec, Inc.*	61,700	2,938,771
Celgene Corp.*	62,550	3,457,764
Cephalon, Inc.*	30,800	2,372,832
Genentech, Inc.*	74,500	6,176,795
Gilead Sciences, Inc.*	158,900	8,126,146
Myriad Genetics, Inc.*	44,300	2,935,318

		26,614,001

Health Care Equipment & Supplies (5.4%)
Alcon, Inc.	8,000	713,520
Baxter International, Inc.	12,000	643,080
Covidien Ltd.	30,600	1,108,944
Masimo Corp.*	99,900	2,980,017
Medtronic, Inc.	36,500	1,146,830
Stryker Corp.^	20,600	822,970
Thoratec Corp.*	118,600	3,853,314

		11,268,675

Health Care Providers & Services (1.8%)
Humana, Inc.*	14,000	521,920
McKesson Corp.	27,200	1,053,456
Medco Health Solutions, Inc.*	51,900	2,175,129

		3,750,505

Health Care Technology (1.1%)
Cerner Corp.*	61,900	2,380,055

Life Sciences Tools & Services (1.4%)
Illumina, Inc.*	35,400	922,170
Thermo Fisher Scientific, Inc.*	61,700	2,102,119

		3,024,289

Pharmaceuticals (4.0%)
Allergan, Inc.	35,900	1,447,488
Bristol-Myers Squibb Co.	109,200	2,538,900
Elan Corp. plc (ADR)*	185,000	1,110,000
Wyeth	87,650	3,287,752

		8,384,140

Total Health Care		55,421,665

Industrials (10.0%)
Aerospace & Defense (0.9%)
Boeing Co.	32,000	1,365,440
Lockheed Martin Corp.	6,100	512,888

		1,878,328

Air Freight & Logistics (0.8%)
Expeditors International of Washington, Inc.^	36,300	1,207,701

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
United Parcel Service, Inc., Class B	7,900	$435,764

		1,643,465

Construction & Engineering (1.2%)
Foster Wheeler Ltd.*	57,100	1,334,998
Jacobs Engineering Group, Inc.*	23,900	1,149,590

		2,484,588

Electrical Equipment (4.1%)
Energy Conversion Devices, Inc.*	114,000	2,873,940
First Solar, Inc.*	38,200	5,270,072
SunPower Corp., Class B*^	16,100	490,084

		8,634,096

Machinery (3.0%)
Danaher Corp.	84,000	4,755,240
ITT Corp.	33,100	1,522,269

		6,277,509

Total Industrials		20,917,986

Information Technology (31.0%)
Communications Equipment (10.2%)
Cisco Systems, Inc.*	43,400	707,420
F5 Networks, Inc.*	122,200	2,793,492
Juniper Networks, Inc.*^	373,700	6,543,487
Nokia Oyj (ADR)	61,100	953,160
QUALCOMM, Inc.	270,100	9,677,682
Research In Motion Ltd.*	20,700	840,006

		21,515,247

Computers & Peripherals (7.8%)
Apple, Inc.*	98,370	8,395,879
EMC Corp.*	66,000	691,020
Hewlett-Packard Co.	129,100	4,685,039
International Business Machines Corp.	8,120	683,379
NetApp, Inc.*	132,500	1,851,025

		16,306,342

Internet Software & Services (1.6%)
Google, Inc., Class A*	9,750	2,999,588
VeriSign, Inc.*^	22,100	421,668

		3,421,256

IT Services (3.4%)
Accenture Ltd., Class A^	69,800	2,288,742
Cognizant Technology Solutions Corp., Class A*	89,000	1,607,340
Visa, Inc., Class A	60,300	3,162,735

		7,058,817

Semiconductors & Semiconductor Equipment (2.6%)
ASML Holding N.V. (N.Y. Shares)^	66,902	1,208,919
Broadcom Corp., Class A*	73,400	1,245,598
Intel Corp.	24,900	365,034
Marvell Technology Group Ltd.*	210,200	1,402,034
Xilinx, Inc.	72,200	1,286,604

		5,508,189

Software (5.4%)
Autodesk, Inc.*	96,000	1,886,400
Electronic Arts, Inc.*	37,500	601,500
Microsoft Corp.	168,600	3,277,584
Nintendo Co., Ltd. (ADR)	12,300	587,325
Oracle Corp.*	109,600	1,943,208
Salesforce.com, Inc.*^	96,400	3,085,764

		11,381,781

Total Information Technology		65,191,632

Materials (3.7%)
Chemicals (3.7%)
Air Products & Chemicals, Inc.	19,400	975,238
Monsanto Co.	25,300	1,779,855

	Number of Shares	Value (Note 1)
Praxair, Inc.	58,900	$3,496,304
Syngenta AG (ADR)	37,350	1,461,879

Total Materials		7,713,276

Telecommunication Services (2.4%)
Wireless Telecommunication Services (2.4%)
American Tower Corp., Class A*^	97,300	2,852,836
Crown Castle International Corp.*^	50,000	879,000
MetroPCS Communications, Inc.*^	82,400	1,223,640

Total Telecommunication Services		4,955,476

Utilities (0.5%)
Independent Power Producers & Energy Traders (0.5%)
NRG Energy, Inc.*	46,300	1,080,179

Total Utilities		1,080,179

Total Common Stocks (98.5%) (Cost $267,334,905)		206,580,361

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.5%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$260,000	258,757
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	180,000	176,100
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	270,000	268,339
Comerica Bank
1.06%, 3/16/09 (l)	99,999	97,488
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	7,605,528	7,605,528
General Electric Capital Corp.
0.40%, 3/12/10 (l)	20,000	19,092
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	250,000	248,720
Hartford Life, Inc.
1.62%, 2/2/09 (l)	100,000	100,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	349,952	347,712
0.37%, 6/18/09 (l)	419,938	416,898
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	209,999	18,900
Links Finance LLC
0.37%, 6/25/09 (l)	139,983	138,733
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	210,000	206,752
Monumental Global Funding II
0.43%, 5/26/10 (l)	410,000	352,601
Morgan Stanley
2.87%, 2/9/09 (l)	689,355	689,355
0.19%, 5/7/09 (l)	420,000	412,926
Pricoa Global Funding I
0.40%, 6/25/10 (l)	269,960	238,764

Total Short-Term Investments of Cash Collateral for Securities Loaned		11,596,665

Time Deposit (1.6%)
JP Morgan Chase Nassau
0.001%, 1/2/09	3,378,030	3,378,030

Total Short-Term Investments (7.1%) (Cost/Amortized Cost $15,282,744)		14,974,695

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Total Investments (105.6%) (Cost/Amortized Cost $282,617,649)		$221,555,056
Other Assets Less Liabilities (-5.6%)		(11,685,723)

Net Assets (100%)		$209,869,333

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 - 11/16/44.

Glossary:

ADR—    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$206,580,361	$14,974,695	$—	$221,555,056
Other Investments*	$—	—	—	—

Total	$206,580,361	$14,974,695	$—	$221,555,056

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$519,971,134

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$538,175,475

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,622,331
Aggregate gross unrealized depreciation	(82,284,088)

Net unrealized depreciation	$(78,661,757)

Federal income tax cost of investments	$300,216,813

At December 31, 2008, the Portfolio had loaned securities with a total value of $11,530,349. This was secured by collateral of $11,904,714 which was received as cash and subsequently invested in short-term investments currently valued at $11,596,665, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $1,460 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $9,817,379 which expires in the year 2016.

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.1%)
Auto Components (0.4%)
Autoliv, Inc.^	63,500	$1,362,710
Johnson Controls, Inc.^	155,540	2,824,606
Magna International, Inc., Class A	49,000	1,466,570
TRW Automotive Holdings Corp.*^	27,100	97,560

		5,751,446

Automobiles (0.1%)
Toyota Motor Corp. (ADR)^	35,200	2,303,488

Hotels, Restaurants & Leisure (0.6%)
Intercontinental Hotels Group plc (ADR)	751,538	6,290,373
Royal Caribbean Cruises Ltd.^	253,420	3,484,525

		9,774,898

Household Durables (0.1%)
Centex Corp.^	73,500	782,040
D.R. Horton, Inc.^	64,425	455,485
KB Home^	55,600	757,272

		1,994,797

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	41,560	1,212,305

Media (4.9%)
CBS Corp., Class B	497,800	4,076,982
Gannett Co., Inc.^	299,700	2,397,600
News Corp., Class A	2,453,555	22,302,815
Omnicom Group, Inc.	255,270	6,871,868
Time Warner, Inc.	953,500	9,592,210
Viacom, Inc., Class B*	935,700	17,834,442
Walt Disney Co.^	552,100	12,527,149
WPP plc	485,324	2,829,070

		78,432,136

Multiline Retail (1.4%)
Family Dollar Stores, Inc.	86,200	2,247,234
J.C. Penney Co., Inc.^	128,700	2,535,390
Macy’s, Inc.^	535,850	5,546,048
Target Corp.^	377,900	13,048,887

		23,377,559

Specialty Retail (2.0%)
AutoNation, Inc.*^	145,100	1,433,588
Gap, Inc.	184,100	2,465,099
Home Depot, Inc.^	205,300	4,726,006
Lowe’s Cos., Inc.	715,650	15,400,788
Sherwin-Williams Co.^	90,160	5,387,060
Staples, Inc.	129,630	2,322,970

		31,735,511

Textiles, Apparel & Luxury Goods (0.5%)
Jones Apparel Group, Inc.^	170,600	999,716
NIKE, Inc., Class B	152,440	7,774,440

		8,774,156

Total Consumer Discretionary		163,356,296

Consumer Staples (12.3%)
Beverages (4.5%)
Coca-Cola Co.	528,800	23,938,776
Coca-Cola Enterprises, Inc.	298,300	3,588,549
Diageo plc	523,848	7,287,000
Molson Coors Brewing Co., Class B^	138,300	6,765,636
Pepsi Bottling Group, Inc.	129,460	2,914,145
PepsiAmericas, Inc.	49,400	1,005,784

	Number of Shares	Value (Note 1)
PepsiCo, Inc.	516,690	$28,299,110

		73,799,000

Food & Staples Retailing (2.6%)
CVS Caremark Corp.	1,064,442	30,592,063
Kroger Co.	74,160	1,958,566
Safeway, Inc.	171,500	4,076,555
SUPERVALU, Inc.	121,900	1,779,740
Wal-Mart Stores, Inc.	55,000	3,083,300

		41,490,224

Food Products (1.7%)
Archer-Daniels-Midland Co.	162,200	4,676,226
Bunge Ltd.^	73,300	3,794,741
Del Monte Foods Co.	128,700	918,918
JM Smucker Co.	49,157	2,131,448
Kellogg Co.	55,800	2,446,830
Kraft Foods, Inc., Class A	39,200	1,052,520
Nestle S.A. (Registered)	234,394	9,238,071
Sara Lee Corp.	217,600	2,130,304
Tyson Foods, Inc., Class A	162,600	1,424,376

		27,813,434

Household Products (1.1%)
Procter & Gamble Co.	286,706	17,724,165

Tobacco (2.4%)
Altria Group, Inc.	371,210	5,590,423
Lorillard, Inc.	54,700	3,082,345
Philip Morris International, Inc.	627,790	27,315,143
Reynolds American, Inc.^	82,100	3,309,451

		39,297,362

Total Consumer Staples		200,124,185

Energy (15.7%)
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	524,600	16,823,922
National Oilwell Varco, Inc.*	104,830	2,562,045

		19,385,967

Oil, Gas & Consumable Fuels (14.5%)
Apache Corp.	208,610	15,547,703
BP plc (ADR)	140,900	6,585,666
Chevron Corp.	443,229	32,785,649
ConocoPhillips	306,620	15,882,916
Devon Energy Corp.	220,440	14,485,112
EOG Resources, Inc.	72,970	4,858,343
Exxon Mobil Corp.	631,230	50,391,091
Hess Corp.^	115,940	6,219,022
Marathon Oil Corp.	560,030	15,322,421
Occidental Petroleum Corp.	537,022	32,215,950
Royal Dutch Shell plc (ADR)	48,000	2,541,120
Sunoco, Inc.	29,700	1,290,762
Total S.A. (ADR)^	638,740	35,322,322
Valero Energy Corp.	76,500	1,655,460

		235,103,537

Total Energy		254,489,504

Financials (17.7%)
Capital Markets (3.4%)
Bank of New York Mellon Corp.	452,598	12,822,101
Deutsche Bank AG (Registered)^	68,800	2,799,472
Franklin Resources, Inc.	58,490	3,730,492
Goldman Sachs Group, Inc.	220,480	18,606,307
Invesco Ltd.^	59,940	865,534
Merrill Lynch & Co., Inc.	216,800	2,523,552
Morgan Stanley^	328,800	5,273,952

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
State Street Corp.	212,060	$8,340,320

		54,961,730

Commercial Banks (2.5%)
BB&T Corp.^	46,600	1,279,636
Fifth Third Bancorp^	287,100	2,371,446
PNC Financial Services Group, Inc.^	94,490	4,630,010
SunTrust Banks, Inc.^	77,150	2,279,011
U.S. Bancorp^	103,000	2,576,030
Wells Fargo & Co.	951,220	28,041,966

		41,178,099

Consumer Finance (1.0%)
Capital One Financial Corp.^	444,150	14,163,944
Discover Financial Services^	212,800	2,027,984

		16,191,928

Diversified Financial Services (4.0%)
Bank of America Corp.	1,215,573	17,115,268
Citigroup, Inc.	566,700	3,802,557
JPMorgan Chase & Co.	1,389,720	43,817,871

		64,735,696

Insurance (6.8%)
ACE Ltd.	426,750	22,583,610
Allstate Corp.	596,630	19,545,599
American International Group, Inc.^	413,700	649,509
Aon Corp.	45,810	2,092,601
Chubb Corp.	176,060	8,979,060
Everest Reinsurance Group Ltd.^	14,400	1,096,416
Fidelity National Financial, Inc., Class A^	127,700	2,266,675
Genworth Financial, Inc., Class A^	627,280	1,775,202
Hartford Financial Services Group, Inc.^	83,900	1,377,638
Lincoln National Corp.	160,300	3,020,052
MetLife, Inc.^	702,740	24,497,517
Old Republic International Corp.^	131,400	1,566,288
PartnerReinsurance Ltd.^	43,800	3,121,626
Prudential Financial, Inc.	181,630	5,496,124
RenaissanceReinsurance Holdings Ltd.^	52,700	2,717,212
Travelers Cos., Inc.	162,380	7,339,576
Unum Group	169,400	3,150,840
XL Capital Ltd., Class A	70,800	261,960

		111,537,505

Total Financials		288,604,958

Health Care (11.5%)
Biotechnology (0.2%)
Amgen, Inc.*	67,900	3,921,225

Health Care Providers & Services (0.3%)
AmerisourceBergen Corp.	29,300	1,044,838
Cardinal Health, Inc.	75,500	2,602,485
WellPoint, Inc.*	31,400	1,322,882

		4,970,205

Life Sciences Tools & Services (0.1%)
Waters Corp.*^	63,560	2,329,474

Pharmaceuticals (10.9%)
Abbott Laboratories, Inc.	64,120	3,422,084
Eli Lilly & Co.	30,000	1,208,100
GlaxoSmithKline plc	156,470	2,904,771
GlaxoSmithKline plc (ADR)^	66,600	2,482,182
Johnson & Johnson	811,870	48,574,182
Merck & Co., Inc.	622,110	18,912,144
Novartis AG (ADR)	70,900	3,527,984

	Number of Shares	Value (Note 1)
Pfizer, Inc.	991,260	$17,555,215
Roche Holding AG	15,000	2,309,005
Sanofi-Aventis S.A. (ADR)	99,500	3,199,920
Schering-Plough Corp.	947,950	16,143,589
Wyeth	1,442,460	54,106,674

		174,345,850

Total Health Care		185,566,754

Industrials (8.0%)
Aerospace & Defense (3.8%)
Honeywell International, Inc.	445,050	14,610,992
Lockheed Martin Corp.	306,880	25,802,470
Northrop Grumman Corp.	278,740	12,554,450
United Technologies Corp.^	180,400	9,669,440

		62,637,352

Airlines (0.1%)
UAL Corp.^	89,400	985,188

Building Products (0.3%)
Masco Corp.^	474,600	5,282,298

Commercial Services & Supplies (0.2%)
Republic Services, Inc.	125,212	3,104,005

Industrial Conglomerates (1.4%)
3M Co.	102,820	5,916,263
General Electric Co.	877,200	14,210,640
Tyco International Ltd.	126,100	2,723,760

		22,850,663

Machinery (0.9%)
Caterpillar, Inc.	24,600	1,098,882
Danaher Corp.^	85,130	4,819,209
Dover Corp.	78,400	2,580,928
Eaton Corp.^	93,280	4,636,949
Illinois Tool Works, Inc.	33,300	1,167,165

		14,303,133

Road & Rail (0.9%)
Burlington Northern Santa Fe Corp.	19,470	1,474,074
CSX Corp.	383,350	12,447,374

		13,921,448

Trading Companies & Distributors (0.4%)
W.W. Grainger, Inc.^	75,500	5,952,420

Total Industrials		129,036,507

Information Technology (10.3%)
Communications Equipment (3.1%)
Cisco Systems, Inc.*	1,383,850	22,556,755
Corning, Inc.	130,300	1,241,759
Motorola, Inc.	984,600	4,361,778
Nokia Oyj (ADR)	167,700	2,616,120
QUALCOMM, Inc.	470,000	16,840,100
Telefonaktiebolaget LM Ericsson (ADR)^	330,400	2,580,424

		50,196,936

Computers & Peripherals (2.4%)
Hewlett-Packard Co.	719,680	26,117,187
International Business Machines Corp.	106,200	8,937,792
Lexmark International, Inc., Class A*^	87,700	2,359,130

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Western Digital Corp.*	137,100	$1,569,795

		38,983,904

Electronic Equipment, Instruments & Components (0.4%)
Agilent Technologies, Inc.*	86,880	1,357,934
AU Optronics Corp. (ADR)^	253,900	1,949,952
Flextronics International Ltd.*	66,761	170,908
Sanmina-SCI Corp.*	228,400	107,348
Tyco Electronics Ltd.	162,000	2,626,021
Vishay Intertechnology, Inc.*	20,100	68,742

		6,280,905

IT Services (1.0%)
Accenture Ltd., Class A^	314,300	10,305,897
Automatic Data Processing, Inc.^	50,130	1,972,114
Visa, Inc., Class A^	41,520	2,177,724
Western Union Co.	171,850	2,464,329

		16,920,064

Semiconductors & Semiconductor Equipment (2.3%)
Intel Corp.	779,560	11,428,350
NVIDIA Corp.*	287,400	2,319,318
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	348,850	2,755,915
Texas Instruments, Inc.	1,303,050	20,223,336

		36,726,919

Software (1.1%)
Oracle Corp.*	851,170	15,091,244
Symantec Corp.*	256,500	3,467,880

		18,559,124

Total Information Technology		167,667,852

Materials (3.1%)
Chemicals (2.1%)
Air Products & Chemicals, Inc.	82,620	4,153,307
Ashland, Inc.	16,489	173,299
E.I. du Pont de Nemours & Co.	703,800	17,806,140
Eastman Chemical Co.^	64,600	2,048,466
PPG Industries, Inc.	225,320	9,560,328

		33,741,540

Containers & Packaging (0.5%)
Ball Corp.	68,900	2,865,551
Bemis Co., Inc.	58,300	1,380,544
Owens-Illinois, Inc.*	139,700	3,818,001

		8,064,096

Metals & Mining (0.5%)
Newmont Mining Corp.	194,650	7,922,255

Total Materials		49,727,891

Telecommunication Services (5.5%)
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	1,428,870	40,722,795
Telefonica S.A. (ADR)	18,600	1,253,454
Verizon Communications, Inc.	289,330	9,808,287

		51,784,536

Wireless Telecommunication Services (2.3%)
America Movil S.A.B. de C.V. (ADR)^	14,560	451,214
Rogers Communications, Inc., Class B	95,130	2,819,609
Sprint Nextel Corp.*	1,417,500	2,594,025
Vodafone Group plc	3,583,347	7,213,684
Vodafone Group plc (ADR)^	1,173,850	23,993,493

		37,072,025

Total Telecommunication Services		88,856,561

	Number of Shares	Value (Note 1)
Utilities (3.0%)
Electric Utilities (1.4%)
American Electric Power Co., Inc.	132,100	$4,396,288
Entergy Corp.^	59,020	4,906,333
FPL Group, Inc.^	104,940	5,281,630
Pinnacle West Capital Corp.^	84,600	2,718,198
PPL Corp.	165,800	5,088,402

		22,390,851

Independent Power Producers & Energy Traders (0.1%)
Reliant Energy, Inc.*	249,200	1,440,376

Multi-Utilities (1.5%)
Ameren Corp.^	64,400	2,141,944
CMS Energy Corp.^	75,700	765,327
Dominion Resources, Inc.^	367,498	13,171,128
PG&E Corp.	106,030	4,104,421
Public Service Enterprise Group, Inc.	146,510	4,273,697

		24,456,517

Total Utilities		48,287,744

Total Common Stocks (97.2%)
(Cost $2,152,316,365)		1,575,718,252

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (6.3%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$2,450,000	2,438,282
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	1,790,000	1,751,225
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	2,440,000	2,424,989
Comerica Bank
1.06%, 3/16/09 (l)	809,988	789,652
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	64,926,625	64,926,625
General Electric Capital Corp.
0.40%, 3/12/10 (l)	330,000	315,010
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,280,000	2,268,333
Hartford Life, Inc.
1.62%, 2/2/09 (l)	650,000	650,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	3,259,552	3,238,691
0.37%, 6/18/09 (l)	4,069,404	4,039,941
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	2,039,990	183,601
Links Finance LLC
0.37%, 6/25/09 (l)	1,219,849	1,208,963
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	2,040,000	2,008,443
Monumental Global Funding II
0.43%, 5/26/10 (l)	3,830,000	3,293,800
Morgan Stanley
2.87%, 2/9/09 (l)	6,344,068	6,344,068
0.19%, 5/7/09 (l)	4,070,000	4,001,449
Pricoa Global Funding I
0.40%, 6/25/10 (l)	2,439,635	2,157,716

Total Short-Term Investments of Cash Collateral for Securities Loaned		102,040,788

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Time Deposit (3.1%)
JP Morgan Chase Nassau
0.001%, 1/2/09	$50,517,612	$50,517,612

Total Short-Term Investments (9.4%)
(Cost/Amortized Cost $155,506,723)		152,558,400

Total Investments (106.6%)
(Cost/Amortized Cost $2,307,823,088)		1,728,276,652
Other Assets Less Liabilities (-6.6%)		(107,727,237)

Net Assets (100%)		$1,620,549,415

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 - 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 - 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27- 11/16/44.

Glossary:

ADR —      American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$1,543,936,651	$184,340,001	$—	$1,728,276,652
Other Investments*	$—	—	—	—

Total	$1,543,936,651	$184,340,001	$—	$1,728,276,652

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$1,737,722,398

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,141,704,970

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,422,405
Aggregate gross unrealized depreciation	(641,278,917)

Net unrealized depreciation	$(627,856,512)

Federal income tax cost of investments	$2,356,133,164

At December 31, 2008, the Portfolio had loaned securities with a total value of $104,703,130. This was secured by collateral of $104,989,111 which was received as cash and subsequently invested in short-term investments currently valued at 102,040,788, as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $17,571, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2008, the Portfolio incurred approximately $32,032 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $165,673,773 which expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.9%)
Auto Components (0.4%)
BorgWarner, Inc.^	6,400	$139,328
Drew Industries, Inc.*^	102,400	1,228,800
Tenneco, Inc.*^	100,300	295,885

		1,664,013

Diversified Consumer Services (3.6%)
Capella Education Co.*^	23,100	1,357,356
Corinthian Colleges, Inc.*^	129,800	2,124,826
ITT Educational Services, Inc.*^	67,395	6,401,177
K12, Inc.*^	62,300	1,168,125
Strayer Education, Inc.	17,600	3,773,616
Universal Technical Institute, Inc.*^	79,300	1,361,581

		16,186,681

Hotels, Restaurants & Leisure (3.0%)
Burger King Holdings, Inc.	181,900	4,343,772
Las Vegas Sands Corp.*	193,300	1,146,269
Orient-Express Hotels Ltd., Class A^	64,050	490,623
Panera Bread Co., Class A*^	66,800	3,489,632
Red Robin Gourmet Burgers, Inc.*^	69,280	1,165,982
Shuffle Master, Inc.*	471,200	2,337,152

		12,973,430

Internet & Catalog Retail (0.8%)
Amazon.com, Inc.*	600	30,768
Gaiam, Inc., Class A*	160,700	742,434
Netflix, Inc.*^	90,600	2,708,034

		3,481,236

Leisure Equipment & Products (0.2%)
Pool Corp.	43,700	785,289

Media (1.7%)
DreamWorks Animation SKG, Inc., Class A*	78,600	1,985,436
Lions Gate Entertainment Corp.*^	331,000	1,820,500
Marvel Entertainment, Inc.*	41,800	1,285,350
National CineMedia, Inc.^	216,900	2,199,366

		7,290,652

Multiline Retail (0.3%)
Dollar Tree, Inc.*	32,700	1,366,860

Specialty Retail (3.8%)
Abercrombie & Fitch Co., Class A^	4,600	106,122
Aeropostale, Inc.*	39,400	634,340
American Eagle Outfitters, Inc.	171,100	1,601,496
Bed Bath & Beyond, Inc.*	61,600	1,565,872
Best Buy Co., Inc.	138,500	3,893,235
Dick’s Sporting Goods, Inc.*^	214,900	3,032,239
GameStop Corp., Class A*	61,800	1,338,588
Guess?, Inc.	10,900	167,315
Hibbett Sports, Inc.*^	136,600	2,145,986
PetSmart, Inc.^	6,200	114,390
Ross Stores, Inc.	57,100	1,697,583
Tractor Supply Co.*^	23,847	861,831

		17,158,997

Textiles, Apparel & Luxury Goods (1.1%)
Carter’s, Inc.*^	98,700	1,900,962
FGX International Holdings Ltd.*	183,600	2,522,664
Wolverine World Wide, Inc.	10,990	231,230

		4,654,856

Total Consumer Discretionary		65,562,014

	Number of Shares	Value (Note 1)
Consumer Staples (3.0%)
Beverages (0.6%)
Hansen Natural Corp.*	81,100	$2,719,283

Food Products (1.3%)
Hain Celestial Group, Inc.*^	140,000	2,672,600
Ralcorp Holdings, Inc.*	26,000	1,518,400
TreeHouse Foods, Inc.*	57,400	1,563,576

		5,754,576

Household Products (1.1%)
Clorox Co.	87,500	4,861,500

Total Consumer Staples		13,335,359

Energy (6.8%)
Energy Equipment & Services (2.5%)
Cameron International Corp.*	4,700	96,350
Complete Production Services, Inc.*^	143,300	1,167,895
Dril-Quip, Inc.*^	133,900	2,746,289
FMC Technologies, Inc.*	35,200	838,816
Helix Energy Solutions Group, Inc.*	89,800	650,152
Oceaneering International, Inc.*	41,900	1,220,966
Smith International, Inc.	6,300	144,207
Superior Energy Services, Inc.*	134,000	2,134,620
Tesco Corp.*^	50,200	358,428
Weatherford International Ltd.*	134,800	1,458,536

		10,816,259

Oil, Gas & Consumable Fuels (4.3%)
Bill Barrett Corp.*^	103,500	2,186,955
Carrizo Oil & Gas, Inc.*	84,100	1,354,010
Concho Resources, Inc.*^	30,700	700,574
Forest Oil Corp.*	74,900	1,235,101
Lundin Petroleum AB*	52,408	278,798
Mariner Energy, Inc.*	185,790	1,895,058
McMoRan Exploration Co.*	178,400	1,748,320
Newfield Exploration Co.*	57,500	1,135,625
Penn Virginia Corp.	35,000	909,300
Petrohawk Energy Corp.*^	13,450	210,224
Range Resources Corp.	55,100	1,894,889
Southwestern Energy Co.*	10,280	297,812
Whiting Petroleum Corp.*	38,700	1,294,902
XTO Energy, Inc.	107,000	3,773,889

		18,915,457

Total Energy		29,731,716

Financials (5.7%)
Capital Markets (3.8%)
Affiliated Managers Group, Inc.*^	78,100	3,273,952
Ameriprise Financial, Inc.	33,200	775,552
BlackRock, Inc.	600	80,490
Greenhill & Co., Inc.^	31,224	2,178,498
Julius Baer Holding AG (Registered)	29,919	1,150,916
KBW, Inc.*^	66,100	1,520,300
Lazard Ltd., Class A^	76,800	2,284,032
optionsXpress Holdings, Inc.^	126,470	1,689,639
State Street Corp.	18,400	723,672
Stifel Financial Corp.*^	35,300	1,618,505
T. Rowe Price Group, Inc.^	6,000	212,640

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Waddell & Reed Financial, Inc.,
Class A	79,100	$1,222,886

		16,731,082

Commercial Banks (0.1%)
PNC Financial Services Group, Inc.	11,800	578,200

Diversified Financial Services (0.7%)
Deutsche Boerse AG	8,774	639,031
MSCI, Inc., Class A*	68,000	1,207,680
NASDAQ OMX Group, Inc.*	52,100	1,287,391

		3,134,102

Insurance (0.9%)
ACE Ltd.	24,200	1,280,664
Assured Guaranty Ltd.^	63,100	719,340
Marsh & McLennan Cos., Inc.	36,400	883,428
Travelers Cos., Inc.	26,600	1,202,320

		4,085,752

Real Estate Investment Trusts (REITs) (0.2%)
FelCor Lodging Trust, Inc. (REIT)^	183,600	337,824
iStar Financial, Inc. (REIT)^	161,500	360,145

		697,969

Total Financials		25,227,105

Health Care (17.9%)
Biotechnology (3.7%)
Acorda Therapeutics, Inc.*^	64,800	1,329,048
Alexion Pharmaceuticals, Inc.*^	101,200	3,662,428
Amylin Pharmaceuticals, Inc.*	42,400	460,040
BioMarin Pharmaceutical, Inc.*^	66,400	1,181,920
Cephalon, Inc.*	39,000	3,004,560
Incyte Corp.*^	140,800	533,632
Myriad Genetics, Inc.*^	36,000	2,385,360
Onyx Pharmaceuticals, Inc.*^	41,900	1,431,304
OSI Pharmaceuticals, Inc.*^	34,300	1,339,415
United Therapeutics Corp.*^	16,500	1,032,075

		16,359,782

Health Care Equipment & Supplies (4.9%)
Abiomed, Inc.*^	72,800	1,195,376
American Medical Systems Holdings, Inc.*	246,433	2,215,433
C.R. Bard, Inc.	3,440	289,854
Covidien Ltd.	39,500	1,431,480
DexCom, Inc.*^	174,800	482,448
Gen-Probe, Inc.*	37,000	1,585,080
Immucor, Inc.*^	83,700	2,224,746
Intuitive Surgical, Inc.*	5,300	673,047
Masimo Corp.*^	82,100	2,449,043
Meridian Bioscience, Inc.^	64,000	1,630,080
NuVasive, Inc.*^	60,200	2,085,930
St. Jude Medical, Inc.*	87,400	2,880,704
Stereotaxis, Inc.*^	6,600	29,040
Varian Medical Systems, Inc.*	68,900	2,414,256

		21,586,517

Health Care Providers & Services (3.3%)
Community Health Systems, Inc.*^	7,515	109,569
DaVita, Inc.*	2,800	138,796
Express Scripts, Inc.*	5,100	280,398
Henry Schein, Inc.*	4,200	154,098
HMS Holdings Corp.*	35,500	1,118,960
Humana, Inc.*	45,900	1,711,152
McKesson Corp.	72,800	2,819,544
MWI Veterinary Supply, Inc.*^	41,000	1,105,360
Psychiatric Solutions, Inc.*^	187,100	5,210,735

	Number of Shares	Value (Note 1)
VCA Antech, Inc.*^	96,200	$1,912,456

		14,561,068

Health Care Technology (1.0%)
Allscripts-Misys Healthcare Solutions, Inc.	9,800	97,216
Cerner Corp.*^	66,300	2,549,235
MedAssets, Inc.*^	126,200	1,842,520
Phase Forward, Inc.*	300	3,756

		4,492,727

Life Sciences Tools & Services (3.2%)
AMAG Pharmaceuticals, Inc.*^	11,700	419,445
ICON plc (ADR)*	183,000	3,603,270
Illumina, Inc.*^	61,900	1,612,495
PAREXEL International Corp.*^	127,200	1,235,112
Pharmaceutical Product Development, Inc.	77,900	2,259,879
Qiagen N.V.*^	6,900	121,164
Sequenom, Inc.*^	226,150	4,486,816
Waters Corp.*^	6,500	238,225

		13,976,406

Pharmaceuticals (1.8%)
Auxilium Pharmaceuticals, Inc.*	130,000	3,697,200
Cadence Pharmaceuticals, Inc.*^	112,500	813,375
Impax Laboratories, Inc.(b)*^†	52,200	417,652
KV Pharmaceutical Co., Class A*^	119,500	344,160
Penwest Pharmaceuticals Co.*	128,100	201,117
Shionogi & Co., Ltd.	87,000	2,234,592

		7,708,096

Total Health Care		78,684,596

Industrials (14.8%)
Aerospace & Defense (2.4%)
Applied Signal Technology, Inc.^	32,088	575,659
Axsys Technologies, Inc.*	49,000	2,688,140
BE Aerospace, Inc.*^	159,800	1,228,862
Hexcel Corp.*^	336,700	2,488,213
Orbital Sciences Corp.*^	61,200	1,195,236
Precision Castparts Corp.	5,600	333,088
Rockwell Collins, Inc.	2,100	82,089
Stanley, Inc.*^	51,800	1,876,196

		10,467,483

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.^	3,600	198,108
Expeditors International of Washington, Inc.^	6,700	222,909
Pacer International, Inc.^	45,000	469,350

		890,367

Airlines (0.8%)
Allegiant Travel Co.*^	40,900	1,986,513
Ryanair Holdings plc (ADR)*	45,300	1,317,324

		3,303,837

Commercial Services & Supplies (2.4%)
Copart, Inc.*	18,400	500,296
Covanta Holding Corp.*	73,100	1,605,276
Iron Mountain, Inc.*^	115,485	2,855,944
Mobile Mini, Inc.*^	132,400	1,909,208
Republic Services, Inc.	78,500	1,946,015
Stericycle, Inc.*	35,560	1,851,965

		10,668,704

Construction & Engineering (0.2%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)^	84,900	853,245

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Jacobs Engineering Group, Inc.*	3,434	$165,175

		1,018,420

Electrical Equipment (2.1% )
AMETEK, Inc.^	98,250	2,968,132
Baldor Electric Co.^	112,700	2,011,695
EnerSys*	97,900	1,076,900
First Solar, Inc.*	7,800	1,076,088
Rockwell Automation, Inc.	8,800	283,712
SunPower Corp., Class A*^	4,000	148,000
SunPower Corp., Class B*	25,800	785,352
Vestas Wind Systems A/S*	13,696	814,007

		9,163,886

Machinery (4.3% )
Actuant Corp., Class A^	97,700	1,858,254
Bucyrus International, Inc.^	90,700	1,679,764
Chart Industries, Inc.*	81,900	870,597
Colfax Corp.*^	79,700	828,083
Flowserve Corp.	49,500	2,549,250
Force Protection, Inc.*^	225,100	1,346,098
IDEX Corp.^	89,125	2,152,369
Illinois Tool Works, Inc.	22,100	774,605
Joy Global, Inc.^	83,600	1,913,604
Kaydon Corp.^	2,200	75,570
Lincoln Electric Holdings, Inc.^	38,200	1,945,526
Pall Corp.	47,500	1,350,425
RBC Bearings, Inc.*^	43,100	874,068
Valmont Industries, Inc.^	17,600	1,079,936

		19,298,149

Professional Services (2.0%)
Duff & Phelps Corp., Class A*^	40,000	764,800
FTI Consulting, Inc.*	68,000	3,038,240
Huron Consulting Group, Inc.*^	84,200	4,822,134
Robert Half International, Inc.^	8,800	183,216

		8,808,390

Road & Rail (0.4% )
Kansas City Southern*^	37,800	720,090
Knight Transportation, Inc.	50,900	820,508

		1,540,598

Total Industrials		65,159,834

Information Technology (29.2%)
Communications Equipment (2.9% )
F5 Networks, Inc.*^	72,100	1,648,206
Harris Corp.	7,800	296,790
Ixia*	366,200	2,116,636
Nice Systems Ltd. (ADR)*	123,356	2,771,809
Riverbed Technology, Inc.*^	166,600	1,897,574
Tandberg ASA	10,400	114,484
ViaSat, Inc.*	165,400	3,982,832

		12,828,331

Computers & Peripherals (0.8% )
Compellent Technologies, Inc.*	135,900	1,322,307
NCR Corp.*	145,200	2,053,128
Xyratex Ltd.*	93,300	275,235

		3,650,670

Electronic Equipment, Instruments & Components (4.4%)
Coherent, Inc.*	91,700	1,967,882
FARO Technologies, Inc.*	109,300	1,842,798
Flir Systems, Inc.*^	294,700	9,041,396
Itron, Inc.*	50,800	3,237,992
Mettler-Toledo International, Inc.*^.	3,300	222,420
National Instruments Corp.^	28,550	695,478

	Number of Shares	Value (Note 1)
Trimble Navigation Ltd.*^	105,900	$2,288,499

		19,296,465

Internet Software & Services (3.6% )
Ariba, Inc.*	158,700	1,144,227
comScore, Inc.*^	133,400	1,700,850
DealerTrack Holdings, Inc.*^	104,000	1,236,560
Digital River, Inc.*^	80,900	2,006,320
DivX, Inc.*	71,500	373,945
Equinix, Inc.*	64,000	3,404,160
Netease.com (ADR)*	61,300	1,354,730
Omniture, Inc.*^	114,500	1,218,280
VistaPrint Ltd.*^	116,900	2,175,509
Websense, Inc.*	70,800	1,059,876

		15,674,457

IT Services (2.6%)
Affiliated Computer Services, Inc., Class A*	3,400	156,230
Alliance Data Systems Corp.*^	5,200	241,956
CACI International, Inc., Class A*	10,400	468,936
Cybersource Corp.*^	231,000	2,769,689
Global Payments, Inc.	53,635	1,758,692
Heartland Payment Systems, Inc.^	34,900	610,750
Mastercard, Inc., Class A	2,100	300,153
SAIC, Inc.*	3,981	77,550
Sapient Corp.*	465,599	2,067,260
VeriFone Holdings, Inc.*	90,200	441,980
Western Union Co.	191,500	2,746,110

		11,639,306

Semiconductors & Semiconductor Equipment (6.5% )
Advanced Analogic Technologies, Inc.*^	86,600	261,532
Atheros Communications, Inc.*^	364,900	5,221,719
Cavium Networks, Inc.*	117,600	1,235,976
Cymer, Inc.*^	27,500	602,525
FormFactor, Inc.*^	158,165	2,309,209
Hittite Microwave Corp.*^	59,700	1,758,762
Lam Research Corp.*^	4,700	100,016
Microchip Technology, Inc.	5,000	97,650
Microsemi Corp.*^	235,000	2,970,400
Microtune, Inc.*	328,426	669,989
Netlogic Microsystems, Inc.*^	112,400	2,473,924
ON Semiconductor Corp.*^	412,500	1,402,500
PMC-Sierra, Inc.*	253,900	1,233,954
Power Integrations, Inc.^	128,500	2,554,580
Silicon Laboratories, Inc.*^	95,900	2,376,402
Varian Semiconductor Equipment Associates, Inc.*^	85,725	1,553,337
Verigy Ltd.*	148,800	1,431,456

		28,253,931

Software (8.4%)
Activision Blizzard, Inc.*	24,466	211,386
Amdocs Ltd.*	106,700	1,951,543
ANSYS, Inc.*	85,600	2,387,384
Autonomy Corp.*	199,346	2,743,814
Bottomline Technologies, Inc.*	302,000	2,144,200
Commvault Systems, Inc.*	104,800	1,405,368
Concur Technologies, Inc.*^	81,300	2,668,266
Electronic Arts, Inc.*	88,200	1,414,728
EPIQ Systems, Inc.*^	75,700	1,264,947
FactSet Research Systems, Inc.^	4,000	176,960
Informatica Corp.*	94,670	1,299,819
McAfee, Inc.*	108,800	3,761,216
Nuance Communications, Inc.*^	239,800	2,484,328
Quest Software, Inc.*	261,000	3,285,990

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Red Hat, Inc.*	111,200	$1,470,064
Salesforce.com, Inc.*	39,700	1,270,797
Solera Holdings, Inc.*	178,500	4,301,850
SuccessFactors, Inc.*^	177,807	1,020,612
Synopsys, Inc.*	61,000	1,129,720
UBISOFT Entertainment S.A.*	8,000	156,412

		36,549,404

Total Information Technology		127,892,564

Materials (1.7%)
Chemicals (1.6% )
Calgon Carbon Corp.*	80,200	1,231,872
Ecolab, Inc.	3,800	133,570
Ferro Corp.	109,400	771,270
FMC Corp.	116,900	5,228,937

		7,365,649

Containers & Packaging (0.1%)
Sealed Air Corp.	20,698	309,228

Total Materials		7,674,877

Telecommunication Services (2.1%)
Wireless Telecommunication Services (2.1%)
American Tower Corp., Class A*	3,700	108,484
MetroPCS Communications, Inc.*^ .	275,200	4,086,720
NII Holdings, Inc.*	8,700	158,166
SBA Communications Corp., Class A*^	296,800	4,843,776

Total Telecommunication Services		9,197,146

Total Common Stocks (96.1%) (Cost $568,842,025)		422,465,211

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(0.6%)
MidCap SPDR Trust Series 1	20,900	2,030,644
Oil Service HOLDRs Trust	10,500	774,375

Total Investment Companies (0.6%) (Cost $4,163,199)		2,805,019

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.0%)
Information Technology (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
Microchip Technology, Inc.
2.125%, 12/15/37	$38,000	24,035

Total Information Technology		24,035

Total Convertible Bonds		24,035

Total Long-Term Debt Securities (0.0%) (Cost $29,985)		24,035

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (24.8%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$2,900,000	2,886,129
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	2,130,000	2,083,860

	Principal Amount	Value (Note 1)
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	$2,900,000	$2,882,159
Comerica Bank
1.06%, 3/16/09 (l)	969,986	945,632
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	64,766,512	64,766,512
General Electric Capital Corp.
0.40%, 3/12/10 (l)	390,000	372,285
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,710,000	2,696,133
Hartford Life, Inc.
1.62%, 2/2/09 (l)	770,000	770,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	3,869,469	3,844,704
0.37%, 6/18/09 (l)	4,839,291	4,804,254
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	2,419,988	217,802
Links Finance LLC
0.37%, 6/25/09 (l)	1,449,820	1,436,882
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	2,420,000	2,382,565
Monumental Global Funding II
0.43%, 5/26/10 (l)	4,550,000	3,913,001
Morgan Stanley
2.87%, 2/9/09 (l)	7,542,947	7,542,947
0.19%, 5/7/09 (l)	4,840,000	4,758,480
Pricoa Global Funding I
0.40%, 6/25/10 (l)	2,899,566	2,564,498

Total Short-Term Investments of Cash Collateral for Securities Loaned		108,867,843

Time Deposit (4.8%)
JP Morgan Chase Nassau
0.001%, 1/2/09	21,038,340	21,038,340

Total Short-Term Investments (29.6%) (Cost/Amortized Cost $133,405,919)		129,906,183

Total Investments (126.3%) (Cost/Amortized Cost $706,441,128)		555,200,448
Other Assets Less Liabilities (-26.3%)		(115,630,226)

Net Assets (100%)		$439,570,222

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $417,652 or 0.1% of net assets) at fair value.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR       —     American Depositary Receipt

HOLDRs —     Holding Company Depositary Receipts

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$416,720,524	$138,062,272	$417,652	$555,200,448
Other Investments*	$—	—	—	—

Total	$416,720,524	$138,062,272	$417,652	$555,200,448

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$539,080	$—
Total gains or losses (realized/unrealized) included in earnings	1,096,520	—
Purchases, sales, issuances, and settlements (net)	(1,635,600)	—
Transfers in and/or out of Level 3	417,652	—

Balance as of 12/31/08	$417,652	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(161,768)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$837,688,270

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$911,194,864

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,434,326
Aggregate gross unrealized depreciation	(180,530,792)

Net unrealized depreciation	$(170,096,466)

Federal income tax cost of investments	$725,296,914

At December 31, 2008, the Portfolio had loaned securities with a total value of $112,865,170. This was secured by collateral of $112,367,579 which was received as cash and subsequently invested in short-term investments currently valued at $108,867,843, as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $19,224, which the Portfolio cannot repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2008, the Portfolio incurred approximately $2,972 as brokerage commissions with Exane S.A. and $1,256 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $25,357,373 which expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Auto Components (1.3%)
Autoliv, Inc.	16,561	$355,399
Exide Technologies, Inc.*	132,230	699,497
Hawk Corp., Class A*	12,000	199,200
Magna International, Inc., Class A	184,000	5,507,120
Motorcar Parts of America, Inc.*	16,530	64,467
Stoneridge, Inc.*	26,400	120,384
TRW Automotive Holdings Corp.*^	338,724	1,219,406

		8,165,473

Distributors (0.3%)
Genuine Parts Co.	49,500	1,874,070

Hotels, Restaurants & Leisure (0.3%)
Bluegreen Corp.*^	31,464	98,482
Bob Evans Farms, Inc.^	5,013	102,416
CEC Entertainment, Inc.*	9,330	226,253
Cracker Barrel Old Country Store, Inc.^	19,200	395,328
Dover Downs Gaming & Entertainment, Inc.^	10,199	32,433
Frisch’s Restaurants, Inc.	4,870	91,800
Jack in the Box, Inc.*^	8,300	183,347
Landry’s Restaurants, Inc.	19,200	222,720
Speedway Motorsports, Inc.	25,230	406,454

		1,759,233

Household Durables (1.9%)
Cavco Industries, Inc.*^	4,700	126,383
CSS Industries, Inc.	5,671	100,604
Ethan Allen Interiors, Inc.^	17,436	250,555
Flexsteel Industries, Inc.	9,663	64,645
M.D.C. Holdings, Inc.^	153,300	4,644,990
National Presto Industries, Inc.	6,020	463,540
Newell Rubbermaid, Inc.	176,500	1,726,170
Sekisui House Ltd. (ADR)	354,100	3,130,244
Toll Brothers, Inc.*^	103,400	2,215,862
Tupperware Brands Corp.	5,610	127,347

		12,850,340

Internet & Catalog Retail (0.1%)
Netflix, Inc.*^	25,100	750,239

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	48,890	1,426,122
JAKKS Pacific, Inc.*^	44,810	924,430

		2,350,552

Media (1.2%)
Fisher Communications, Inc.	11,400	235,296
Harte-Hanks, Inc.	4,600	28,704
Interpublic Group of Cos., Inc.*	47,880	189,605
Scholastic Corp.	125,100	1,698,858
Viacom, Inc., Class B*	170,900	3,257,354
Virgin Media, Inc.^	472,200	2,356,278

		7,766,095

Multiline Retail (0.3%)
Big Lots, Inc.*^	138,440	2,005,996
Fred’s, Inc., Class A	2,419	26,028

		2,032,024

Specialty Retail (1.9%)
Aaron Rents, Inc.	2,670	71,076
American Eagle Outfitters, Inc.	223,100	2,088,216
Build-A-Bear Workshop, Inc.*	12,007	58,354

	Number of Shares	Value (Note 1)
Childrens Place Retail Stores, Inc.*^	37,700	$817,336
Conn’s, Inc.*^	16,200	137,376
Finish Line, Inc., Class A	50,101	280,566
Jo-Ann Stores, Inc.*^	28,300	438,367
Office Depot, Inc.*	695,600	2,072,888
RadioShack Corp.	219,500	2,620,831
Rent-A-Center, Inc.*	123,499	2,179,757
REX Stores Corp.*^	15,520	125,246
Systemax, Inc.^	15,194	163,639
TJX Cos., Inc.	74,700	1,536,579
Zale Corp.*^	8,095	26,956

		12,617,187

Textiles, Apparel & Luxury Goods (0.8%)
LaCrosse Footwear, Inc.	2,572	32,099
Perry Ellis International, Inc.*^	5,120	32,461
Steven Madden Ltd.*	26,400	562,848
VF Corp.^	57,500	3,149,274
Warnaco Group, Inc.*	12,860	252,442
Wolverine World Wide, Inc.	52,680	1,108,387

		5,137,511

Total Consumer Discretionary		55,302,724

Consumer Staples (7.2%)
Food & Staples Retailing (1.0%)
Ingles Markets, Inc., Class A	3,800	66,842
Nash Finch Co.^	8,280	371,689
Pantry, Inc.*	24,380	522,951
Whole Foods Market, Inc.	509,600	4,810,624
Winn-Dixie Stores, Inc.*^	58,222	937,374

		6,709,480

Food Products (6.1%)
American Italian Pasta Co., Class A*	18,230	407,258
Cal-Maine Foods, Inc.^	3,200	91,840
Chaoda Modern Agriculture (Holdings) Ltd.	2,497,520	1,607,773
Chiquita Brands International, Inc.*	9,220	136,272
Corn Products International, Inc.	93,176	2,688,128
Cosan Ltd., Class A*^	38,000	131,480
Cresud SACIF y A (ADR)	283,400	2,536,430
Dean Foods Co.*	202,080	3,631,378
Diamond Foods, Inc.^	21,940	442,091
First Pacific Co.	4,128,000	1,440,371
Fresh Del Monte Produce, Inc.*^	55,100	1,235,342
JM Smucker Co.	64,671	2,804,135
Marfrig Frigorificos e Comercio de Alimentos S.A.*	234,600	767,442
Marine Harvest ASA*	6,321,000	964,801
Omega Protein Corp.*^	27,820	111,558
Overhill Farms, Inc.*	21,200	88,828
Perdigao S.A.*	65,700	855,360
Seneca Foods Corp., Class A*	2,710	56,666
Smithfield Foods, Inc.*^	603,900	8,496,873
Tyson Foods, Inc., Class A	1,170,600	10,254,455
Zapata Corp.*	5,500	33,165

		38,781,646

Household Products (0.0%)
Oil-Dri Corp. of America	9,725	182,344

Personal Products (0.1%)
Elizabeth Arden, Inc.*^	25,200	317,772
Inter Parfums, Inc.	3,510	26,957
Nutraceutical International Corp.*	2,610	20,071
Revlon, Inc., Class A*^	66,697	444,869

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Schiff Nutrition International, Inc.*	23,130	$138,086
		947,755

Total Consumer Staples		46,621,225

Energy (8.0%)
Energy Equipment & Services (3.2%)
BJ Services Co.	437,300	5,103,291
Cie Generale de Geophysique- Veritas (ADR)*^	105,000	1,573,950
Complete Production Services, Inc.*	55,600	453,140
GulfMark Offshore, Inc.*	5,560	132,272
Helix Energy Solutions Group, Inc.*	78,062	565,169
Hornbeck Offshore Services, Inc.*	36,780	600,985
Lufkin Industries, Inc.	3,940	135,930
Oil States International, Inc.*^	44,900	839,181
Rowan Cos., Inc.^	70,099	1,114,574
SBM Offshore N.V	54,654	716,195
SEACOR Holdings, Inc.*^	37,290	2,485,379
Solar Cayman Ltd.*§†	141,300	1,563,767
Superior Energy Services, Inc.*^	44,653	711,322
Technip S.A. (ADR)	48,300	1,509,858
Tidewater, Inc.	62,700	2,524,929
Trico Marine Services, Inc.*^	24,200	108,174
Unit Corp.*	25,800	689,376
Willbros Group, Inc.*	23,910	202,518

		21,030,010

Oil, Gas & Consumable Fuels (4.8%)
Adams Resources & Energy, Inc.	1,940	32,980
Arch Coal, Inc.	180,800	2,945,232
ATP Oil & Gas Corp.*^	23,140	135,369
Barnwell Industries, Inc.	1,980	8,811
Callon Petroleum Co.*^	37,091	96,437
Cameco Corp.	198,600	3,425,850
Cimarex Energy Co.	1,571	42,071
Clayton Williams Energy, Inc.*	5,300	240,832
Consol Energy, Inc.	56,200	1,606,196
Delta Petroleum Corp.*	252,000	1,199,520
Mariner Energy, Inc.*	79,290	808,758
McMoRan Exploration Co.*	28,280	277,144
Newfield Exploration Co.*^	170,380	3,365,005
Nexen, Inc.	64,600	1,135,668
Noble Energy, Inc.	33,700	1,658,714
Overseas Shipholding Group, Inc.^	5,830	245,501
Peabody Energy Corp.	88,300	2,008,825
Pioneer Natural Resources Co.	85,900	1,389,862
Ship Finance International Ltd.^	5,390	59,560
St. Mary Land & Exploration Co.^	4,578	92,979
Stone Energy Corp.*	45,138	497,421
Swift Energy Co.*^	51,707	869,195
Tesoro Corp.	393,000	5,175,809
Uranium One, Inc.*	447,200	648,431
USEC, Inc.*	274,400	1,232,056
VAALCO Energy, Inc.*	10,477	77,949
W&T Offshore, Inc.	18,537	265,450
Warren Resources, Inc.*	618,800	1,231,412
Whiting Petroleum Corp.*	1,640	54,874

		30,827,911

Total Energy		51,857,921

Financials (17.5%)
Capital Markets (1.3%)
Affiliated Managers Group, Inc.*^	38,900	1,630,688
Ameriprise Financial, Inc.	118,700	2,772,832
Calamos Asset Management, Inc., Class A	12,770	94,498

	Number of Shares	Value (Note 1)
Invesco Ltd.	115,800	$1,672,152
Penson Worldwide, Inc.*^	4,500	34,290
Sanders Morris Harris Group, Inc.	9,463	56,683
TD Ameritrade Holding Corp.*	165,400	2,356,950

		8,618,093

Commercial Banks (3.9%)
Alliance Financial Corp./New York	3,870	91,719
American River Bankshares/California	2,486	25,034
Banco Latinoamericano de Exportaciones S.A., Class E^	45,000	646,200
Bancorp Rhode Island, Inc.	1,860	39,432
Bancorpsouth, Inc.^	34,600	808,256
Bank of Hawaii Corp.	18,300	826,611
Bar Harbor Bankshares	1,369	35,252
BOK Financial Corp.^	7,100	286,840
Britton & Koontz Capital Corp.	1,752	20,586
C&F Financial Corp.	2,438	37,180
Capital Bank Corp.	1,510	9,271
Cascade Financial Corp.	7,296	39,544
Center Financial Corp.	20,196	124,609
Centrue Financial Corp.	6,043	37,285
Century Bancorp, Inc./Massachusetts, Class A	3,402	53,582
City National Corp./California^	6,200	301,940
Codorus Valley Bancorp, Inc.	3,267	25,483
Comerica, Inc.^	57,900	1,149,315
Commerce Bancshares, Inc./Missouri	30,240	1,329,048
Community Bank Shares of Indiana, Inc.	1,300	15,873
Community Capital Corp.	4,552	33,002
Cullen/Frost Bankers, Inc.	19,600	993,328
ECB Bancorp, Inc.	1,220	19,532
First Bancorp, Inc./Maine^	3,450	68,621
First Bancorp/Puerto Rico^	41,977	467,624
First Citizens Banc Corp.	1,900	11,476
First Citizens BancShares, Inc./North Carolina, Class A	9,300	1,421,040
First M&F Corp.	12,900	103,845
First Merchants Corp.	2,315	51,416
First United Corp.	9,072	122,291
Firstbank Corp./Michigan	4,490	37,716
FirstMerit Corp.^	26,400	543,576
FNB United Corp.	16,289	51,147
Glacier Bancorp, Inc.^	29,390	558,998
Hawthorn Bancshares, Inc.	5,600	96,544
Horizon Bancorp/Indiana	4,550	56,875
Huntington Bancshares, Inc./Ohio^	270,319	2,070,644
ICICI Bank Ltd. (ADR)	126,500	2,435,124
Intervest Bancshares Corp., Class A	11,500	45,885
Landmark Bancorp, Inc.	3,353	58,678
M&T Bank Corp.^	29,300	1,682,113
MetroCorp Bancshares, Inc.	1,900	14,155
National Bankshares, Inc./Virginia	4,050	78,692
NB&T Financial Group, Inc.	1,185	17,159
Northrim BanCorp, Inc.	7,769	79,710
Old Point Financial Corp.	1,348	25,787
Old Second Bancorp, Inc.^	507	5,881
Oriental Financial Group, Inc.	40,800	246,840
Peoples Bancorp of North Carolina, Inc.	7,308	67,087
Popular, Inc.^	381,300	1,967,508
Premier Financial Bancorp, Inc.	6,787	50,563
Princeton National Bancorp, Inc.	3,096	71,146
Prosperity Bancshares, Inc.^	19,400	574,046

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Signature Bank/New York*	2,600	$74,594
Southwest Bancorp, Inc./Oklahoma^	19,670	254,923
Sumitomo Trust & Banking Co., Ltd. (ADR)	439,500	2,601,839
SVB Financial Group*^	12,000	314,760
Tamalpais Bancorp.	2,700	22,869
TCF Financial Corp.	37,900	517,714
UMB Financial Corp.^	6,800	334,152
United Bancorp, Inc./Ohio	6,080	60,800
United Bancshares, Inc./Ohio	2,649	24,742
Valley National Bancorp^	61,882	1,253,111
Westamerica Bancorp.	6,300	322,245
Wilmington Trust Corp.^	12,080	268,659

		26,081,517

Consumer Finance (0.1%)
Dollar Financial Corp.*^	27,040	278,511
QC Holdings, Inc.	7,806	29,585
White River Capital, Inc.*	4,950	32,423

		340,519

Diversified Financial Services (1.1%)
California First National Bancorp.	2,716	17,953
CIT Group, Inc.^	335,100	1,521,354
Encore Capital Group, Inc.*^	20,826	149,947
Interactive Brokers Group, Inc., Class A*	50,285	899,599
PHH Corp.*^	359,424	4,575,467

		7,164,320

Insurance (7.2%)
21st Century Holding Co.	6,950	32,179
Allied World Assurance Co. Holdings Ltd./Bermuda	28,740	1,166,844
American Financial Group, Inc./Ohio	120,620	2,759,786
American Physicians Service Group, Inc.	10,140	218,111
American Safety Insurance Holdings Ltd.*^	12,960	171,202
Arch Capital Group Ltd.*	41,800	2,930,180
Aspen Insurance Holdings Ltd.	133,610	3,240,043
CNA Financial Corp.	74,900	1,231,356
Endurance Specialty Holdings Ltd.	69,600	2,124,888
Everest Reinsurance Group Ltd.	47,700	3,631,878
Fidelity National Financial, Inc., Class A	111,100	1,972,025
First American Corp.^	49,400	1,427,166
Hilltop Holdings, Inc.*^	10,642	103,653
IPC Holdings Ltd.	40,527	1,211,757
Max Capital Group Ltd.	7,905	139,919
Odyssey Reinsurance Holdings Corp.	7,100	367,851
PartnerReinsurance Ltd.	67,579	4,816,355
Platinum Underwriters Holdings Ltd.^	212,675	7,673,313
Presidential Life Corp.^	11,995	118,631
Reinsurance Group of America, Inc.	121,295	5,193,851
RenaissanceReinsurance Holdings Ltd.	46,610	2,403,212
Selective Insurance Group, Inc.	10,334	236,959
Unico American Corp.*	4,190	36,914
Universal Insurance Holdings, Inc.	17,202	41,973
Unum Group	219,300	4,078,980

		47,329,026

Real Estate Investment Trusts (REITs) (2.5%)
Annaly Capital Management, Inc. (REIT)^	289,400	4,592,778
BioMed Realty Trust, Inc. (REIT)^	91,856	1,076,552

	Number of Shares	Value (Note 1)
CBL & Associates Properties, Inc. (REIT)^	109,830	$713,895
Cedar Shopping Centers, Inc. (REIT)	46,052	326,048
Entertainment Properties Trust (REIT)	6,220	185,356
Hospitality Properties Trust (REIT)^	134,856	2,005,309
HRPT Properties Trust (REIT)^	93,230	314,185
Kimco Realty Corp. (REIT)^	134,200	2,453,176
Medical Properties Trust, Inc. (REIT)^	111,908	706,139
Mission West Properties, Inc. (REIT)^	35,183	269,150
Monmouth Real Estate Investment Corp. (REIT), Class A^	5,351	37,457
National Retail Properties, Inc. (REIT)^	99,800	1,715,562
One Liberty Properties, Inc. (REIT)	18,100	159,280
Ramco-Gershenson Properties Trust (REIT)^	29,337	181,303
SL Green Realty Corp. (REIT)^	20,400	528,360
Sunstone Hotel Investors , Inc. (REIT)^	85,189	527,320
Transcontinental Realty Investors, Inc.*	11,310	132,893
Urstadt Biddle Properties, Inc. (REIT), Class A	2,590	41,259

		15,966,022

Real Estate Management & Development (0.0%)
Avatar Holdings, Inc.*^	2,529	67,069

Thrifts & Mortgage Finance (1.4%)
Astoria Financial Corp.	54,260	894,205
Beneficial Mutual Bancorp, Inc.*^	14,972	168,435
Berkshire Hills Bancorp, Inc.^	21,300	657,318
Citizens South Banking Corp.	8,570	51,334
ESB Financial Corp.	7,674	82,419
First Defiance Financial Corp.	13,100	101,263
First Federal Bancshares of Arkansas, Inc.	1,420	10,437
First Financial Holdings, Inc.^	6,082	123,100
First Niagara Financial Group, Inc.	24,500	396,165
First Place Financial Corp./Ohio^	30,308	116,080
Harleysville Savings Financial Corp.	3,030	40,814
HF Financial Corp.	7,656	98,150
Hingham Institution for Savings	900	22,572
Imperial Capital Bancorp, Inc.^	8,524	19,179
Indiana Community Bancorp.	3,237	38,844
MutualFirst Financial, Inc.^	6,405	43,234
New Hampshire Thrift Bancshares, Inc.	6,286	48,214
New York Community Bancorp, Inc.	114,000	1,363,439
OceanFirst Financial Corp.^	12,133	201,408
Ocwen Financial Corp.*^	63,200	580,176
Parkvale Financial Corp.	5,949	73,887
People’s United Financial, Inc.	108,653	1,937,282
Severn Bancorp, Inc./Maryland	11,592	49,498
Southern Missouri Bancorp, Inc.	2,002	22,202
Sovereign Bancorp, Inc.*^	437,900	1,304,942
Teche Holding Co.^	1,262	31,563
TF Financial Corp.	3,881	74,903
United Western Bancorp, Inc.	11,000	102,960
WSFS Financial Corp.^	11,520	552,845
WVS Financial Corp.	1,910	30,369

		9,237,237

Total Financials		114,803,803

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Health Care (6.9%)
Biotechnology (0.6%)
Emergent Biosolutions, Inc.*^	11,700	$305,487
Facet Biotech Corp.*	26,292	252,140
Maxygen, Inc.*^	24,700	220,324
PDL BioPharma, Inc.	131,460	812,423
Theravance, Inc.*^	191,500	2,372,685

		3,963,059

Health Care Equipment & Supplies (1.0%)
Allied Healthcare Products, Inc.*	2,710	7,886
Atrion Corp.^	440	42,724
Cantel Medical Corp.*	8,180	120,001
Cardiac Science Corp.*	4,182	31,365
CONMED Corp.*^	47,170	1,129,250
Invacare Corp.^	47,011	729,611
Kewaunee Scientific Corp.	3,700	33,337
Kinetic Concepts, Inc.*	20,000	383,600
National Dentex Corp.*	8,410	38,266
Span-America Medical Systems, Inc.	4,200	39,942
Teleflex, Inc.	4,100	205,410
West Pharmaceutical Services, Inc.^ .	94,300	3,561,710
Zoll Medical Corp.*	7,341	138,671

		6,461,773

Health Care Providers & Services (3.3%)
AMERIGROUP Corp.*	73,200	2,160,864
AmerisourceBergen Corp.	67,400	2,403,484
CIGNA Corp.	132,100	2,225,885
Dynacq Healthcare, Inc.*	5,168	21,499
Hanger Orthopedic Group, Inc.*	33,645	488,189
Health Net, Inc.*^	500,990	5,455,782
Humana, Inc.*	140,900	5,252,752
Laboratory Corp. of America Holdings*^	42,500	2,737,425
Omnicare, Inc.	1,050	29,148
RehabCare Group, Inc.*	27,820	421,751

		21,196,779

Life Sciences Tools & Services (0.4%)
Albany Molecular Research, Inc.*^ .	9,106	88,692
Bio-Rad Laboratories, Inc., Class A*	1,100	82,841
Cambrex Corp.*	11,964	55,274
Life Technologies Corp.*	94,400	2,200,464
PAREXEL International Corp.*^	8,512	82,652
PerkinElmer, Inc.^	15,640	217,552

		2,727,475

Pharmaceuticals (1.6%)
Caraco Pharmaceutical Laboratories Ltd.*	8,940	52,925
Endo Pharmaceuticals Holdings, Inc.*	62,000	1,604,560
Impax Laboratories, Inc.*^†	437,900	3,503,638
King Pharmaceuticals, Inc.*	361,440	3,838,493
Par Pharmaceutical Cos., Inc.*	10,040	134,636
ViroPharma, Inc.*	13,700	178,374
Watson Pharmaceuticals, Inc.*	42,660	1,133,476

		10,446,102

Total Health Care		44,795,188

Industrials (11.4%)
Aerospace & Defense (0.8%)
Alliant Techsystems, Inc.*^	51,700	4,433,792
Esterline Technologies Corp.*^	1,210	45,847
SIFCO Industries, Inc.*	1,595	9,490

	Number of Shares	Value (Note 1)
Teledyne Technologies, Inc.*	13,700	$610,335

		5,099,464

Air Freight & Logistics (0.1%)
Pacer International, Inc.^	37,800	394,254
Park-Ohio Holdings Corp.*	14,422	88,984

		483,238

Airlines (1.8%)
Alaska Air Group, Inc.*^	25,000	731,250
Delta Air Lines, Inc.*	779,300	8,930,778
Hawaiian Holdings, Inc.*^	8,200	52,316
Republic Airways Holdings, Inc.*	66,600	710,622
SkyWest, Inc.^	88,700	1,649,820

		12,074,786

Building Products (0.4%)
Armstrong World Industries, Inc.	38,900	841,018
Griffon Corp.*	49,970	466,220
NCI Building Systems, Inc.*^	32,400	528,120
Universal Forest Products, Inc.^	30,100	809,991

		2,645,349

Commercial Services & Supplies (1.5%)
Comfort Systems USA, Inc.^	56,446	601,714
Copart, Inc.*^	44,000	1,196,360
Deluxe Corp.	86,780	1,298,229
Ecology and Environment, Inc., Class A	5,428	65,027
GeoEye, Inc.*^	10,200	196,146
Intersections, Inc.*	15,550	80,860
North American Galvanizing & Coatings, Inc.*	9,131	34,972
R.R. Donnelley & Sons Co.	122,700	1,666,266
Republic Services, Inc.	196,785	4,878,300

		10,017,874

Construction & Engineering (1.6%)
EMCOR Group, Inc.*	75,000	1,682,250
Granite Construction, Inc.^	55,400	2,433,722
MasTec, Inc.*^	7,910	91,598
Michael Baker Corp.*^	10,580	390,508
Perini Corp.*^	31,565	737,990
Shaw Group, Inc.*	139,500	2,855,565
Sterling Construction Co., Inc.*	1,500	27,810
URS Corp.*^	72,000	2,935,439

		11,154,882

Electrical Equipment (0.2%)
Acuity Brands, Inc.^	20,620	719,844
Preformed Line Products Co.^	2,742	126,242
SL Industries, Inc.*	7,300	64,240
Thomas & Betts Corp.*	3,790	91,036

		1,001,362

Industrial Conglomerates (0.2%)
Seaboard Corp.^	542	647,148
Standex International Corp.	25,200	499,968
United Capital Corp.*	1,113	20,190

		1,167,306

Machinery (2.8%)
AGCO Corp.*	137,000	3,231,830
Alamo Group, Inc.	126,000	1,883,700
Ampco-Pittsburgh Corp.	1,760	38,192
Dover Corp.	51,100	1,682,212
EnPro Industries, Inc.*^	26,000	560,040
Federal Signal Corp.	8,800	72,248
Force Protection, Inc.*	5,720	34,206
Hurco Cos., Inc.*^	11,281	135,372
K-Tron International, Inc.*	3,800	303,620
L.S. Starrett Co., Class A	9,720	156,492

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Lydall, Inc.*	21,320	$122,590
Manitowoc Co., Inc.	19,510	168,957
NACCO Industries, Inc., Class A	5,999	224,423
Navistar International Corp.*	76,802	1,642,027
Pentair, Inc.	115,400	2,731,518
Tata Motors Ltd. (ADR)	786,108	3,498,180
Timken Co.	98,700	1,937,481
Trinity Industries, Inc.^	2,800	44,128
Twin Disc, Inc.^	13,560	93,428

		18,560,644

Marine (0.1%)
Horizon Lines, Inc., Class A^	38,196	133,304
International Shipholding Corp.	10,400	263,432
TBS International Ltd., Class A*^	13,646	136,869

		533,605

Professional Services (0.6%)
CDI Corp.^	17,020	220,239
Franklin Covey Co.*	9,193	55,618
Heidrick & Struggles International, Inc.^	1,499	32,288
ICF International, Inc.*^	2,432	59,754
Kelly Services, Inc., Class A	36,510	474,995
Manpower, Inc.	22,660	770,213
MPS Group, Inc.*^	186,680	1,405,700
National Technical Systems, Inc.	6,385	23,944
On Assignment, Inc.*^	59,000	334,530
Volt Information Sciences, Inc.*^	10,404	75,221
VSE Corp.^	7,668	300,816

		3,753,318

Road & Rail (0.9%)
Con-way, Inc.^	75,800	2,016,280
Ryder System, Inc.	87,800	3,404,884
Saia, Inc.*	15,396	167,201

		5,588,365

Trading Companies & Distributors (0.4%)
Aircastle Ltd.^	37,850	180,923
Applied Industrial Technologies, Inc.	21,090	399,023
Beacon Roofing Supply, Inc.*	38,800	538,544
DXP Enterprises, Inc.*	1,900	27,759
H&E Equipment Services, Inc.*	15,790	121,741
Rush Enterprises, Inc., Class A*	99,600	853,571
Rush Enterprises, Inc., Class B*^	11,850	97,052
United Rentals, Inc.*	620	5,654
Willis Lease Finance Corp.*	11,591	107,449

		2,331,716

Total Industrials		74,411,909

Information Technology (8.9%)
Communications Equipment (1.0%)
Arris Group, Inc.*^	182,691	1,452,394
Avocent Corp.*	69,892	1,251,766
Black Box Corp.	32,000	835,840
Communications Systems, Inc.	13,200	102,960
Digi International, Inc.*	13,659	110,774
Emulex Corp.*	72,330	504,863
JDS Uniphase Corp.*^	220,800	805,920
Tekelec*	102,150	1,362,681

		6,427,198

Computers & Peripherals (0.4%)
Astro-Med, Inc.	5,850	35,510
Lexmark International, Inc., Class A*	3,800	102,220
NetApp, Inc.*	106,600	1,489,202
Seagate Technology	204,100	904,163

	Number of Shares	Value (Note 1)
Super Micro Computer, Inc.*	8,700	$55,071

		2,586,166

Electronic Equipment, Instruments & Components (2.6%)
Arrow Electronics, Inc.*	291,291	5,487,922
Avnet, Inc.*	113,190	2,061,190
Coherent, Inc.*	3,366	72,234
CTS Corp.^	45,600	251,256
Flextronics International Ltd.*	592,900	1,517,824
Ingram Micro, Inc., Class A*	163,000	2,182,570
Insight Enterprises, Inc.*^	77,300	533,370
Kingboard Laminates Holdings Ltd.	4,884,500	1,145,873
LeCroy Corp.*^	15,440	47,092
Measurement Specialties, Inc.*^	28,799	200,153
O.I. Corp.	4,500	44,910
Spectrum Control, Inc.*	17,470	107,266
SYNNEX Corp.*^	5,110	57,896
Tech Data Corp.*	147,400	2,629,616
TESSCO Technologies, Inc.*	6,635	57,791
Vicon Industries, Inc.*	5,520	30,802

		16,427,765

Internet Software & Services (0.3%)
EarthLink, Inc.*	206,900	1,398,644
Internet Gold-Golden Lines Ltd.*^	14,645	32,219
United Online, Inc.^	118,281	717,966

		2,148,829

IT Services (1.9%)
CACI International, Inc., Class A*^ .	106,000	4,779,539
CIBER, Inc.*	104,680	503,511
Computer Task Group, Inc.*	19,850	63,917
Convergys Corp.*	109,480	701,767
CSG Systems International, Inc.*^	29,100	508,377
Hewitt Associates, Inc., Class A*	107,041	3,037,824
infoGROUP, Inc.	28,375	134,498
MAXIMUS, Inc.^	30,790	1,081,037
Ness Technologies, Inc.*^	56,553	242,047
Perot Systems Corp., Class A*	87,734	1,199,324
TechTeam Global, Inc.*	13,064	76,424
Wright Express Corp.*	3,800	47,880

		12,376,145

Semiconductors & Semiconductor Equipment (1.6%)
Actel Corp.*	9,290	108,879
Amkor Technology, Inc.*	10,943	23,856
Axcelis Technologies, Inc.*	1,530,609	780,611
Cirrus Logic, Inc.*^	38,400	102,912
Cypress Semiconductor Corp.*^	124,992	558,714
Fairchild Semiconductor International, Inc.*	9,900	48,411
FEI Co.*^	25,283	476,837
Integrated Device Technology, Inc.* .	214,800	1,205,028
IXYS Corp.^	18,290	151,075
MKS Instruments, Inc.*	34,791	514,559
Pericom Semiconductor Corp.*^	10,166	55,710
Skyworks Solutions, Inc.*^	163,940	908,228
Standard Microsystems Corp.*^	21,971	359,006
Teradyne, Inc.*	230,600	973,132
Varian Semiconductor Equipment Associates, Inc.*^	222,525	4,032,152

		10,299,110

Software (1.1%)
Dynamics Research Corp.*	8,150	65,200
JDA Software Group, Inc.*	31,979	419,884
McAfee, Inc.*^	126,400	4,369,649
Mentor Graphics Corp.*	88,149	455,730
Novell, Inc.*	70,474	274,144

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Pervasive Software, Inc.*	12,900	$54,567
SPSS, Inc.*^	15,647	421,843
SumTotal Systems, Inc.*	22,110	62,792
Sybase, Inc.*	37,200	921,444
Synopsys, Inc.*	12,343	228,592
Versant Corp.*	2,800	41,832
Wind River Systems, Inc.*^	12,520	113,056

		7,428,733

Total Information Technology		57,693,946

Materials (15.8%)
Chemicals (2.6%)
Agrium, Inc.	49,100	1,675,783
American Pacific Corp.*	10,440	84,042
Arch Chemicals, Inc.^	24,015	626,071
Celanese Corp., Class A	160,200	1,991,286
Ferro Corp.	8,230	58,022
FMC Corp.	105,300	4,710,068
GenTek, Inc.*	3,260	49,063
Innophos Holdings, Inc.	12,278	243,227
Innospec, Inc.	23,586	138,922
JSR Corp.	21,100	237,475
Minerals Technologies, Inc.	2,250	92,025
Mosaic Co.	44,200	1,529,320
NewMarket Corp.^	4,400	153,604
Olin Corp.^	119,883	2,167,484
OM Group, Inc.*^	29,606	624,983
Penford Corp.^	2,932	29,672
Rockwood Holdings, Inc.*	47,311	510,959
Stepan Co.	8,579	403,127
Terra Industries, Inc.	97,700	1,628,659

		16,953,792

Construction Materials (0.0%)
United States Lime & Minerals, Inc.*^	2,070	49,577

Containers & Packaging (1.7%)
AEP Industries, Inc.*	3,961	69,634
Bway Holding Co.*	2,960	23,562
Greif, Inc., Class A	72,100	2,410,303
Owens-Illinois, Inc.*	118,900	3,249,537
Pactiv Corp.*	129,600	3,224,448
Rock-Tenn Co., Class A^	60,400	2,064,472
UFP Technologies, Inc.*	7,913	41,860

		11,083,816

Metals & Mining (10.8%)
Alumina Ltd. (ADR)	419,300	1,794,604
Banro Corp.	1,903,400	1,998,570
Cliffs Natural Resources, Inc.	57,600	1,475,136
Compass Minerals International, Inc.^	18,000	1,055,880
Freeport-McMoRan Copper & Gold, Inc.	78,600	1,920,984
Friedman Industries, Inc.	7,090	47,361
Gammon Gold, Inc.*	273,100	1,493,857
Geovic Mining Corp.*	635,825	257,509
Gold Fields Ltd. (ADR)	1,103,068	10,953,465
Ivanhoe Mines Ltd.*	1,367,851	3,693,198
Kinross Gold Corp.	625,300	11,518,026
Lihir Gold Ltd. (ADR)*	794,700	17,427,771
Newmont Mining Corp.	276,200	11,241,340
Novagold Resources, Inc.*	426,800	635,932
Olympic Steel, Inc.^	6,600	134,442
Orezone Resources, Inc.*	5,845,902	2,689,115
Schnitzer Steel Industries, Inc., Class A^	17,835	671,488

	Number of Shares	Value (Note 1)
Silver Standard Resources, Inc.*	105,500	$1,681,670

		70,690,348

Paper & Forest Products (0.7%)
Buckeye Technologies, Inc.*	64,346	234,219
Domtar Corp.*	2,026,500	3,384,255
Glatfelter^	7,830	72,819
KapStone Paper and Packaging Corp.*	10,721	25,516
Schweitzer-Mauduit International, Inc.	25,900	518,518

		4,235,327

Total Materials		103,012,860

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.5%)
CenturyTel, Inc.^	130,400	3,563,832
D&E Communications, Inc.	20,166	135,112
HickoryTech Corp.	17,124	93,155
Premiere Global Services, Inc.*	26,630	229,284
SureWest Communications^	9,108	104,013
TELUS Corp. (Non-Voting), Class A	199,000	5,655,581

		9,780,977

Wireless Telecommunication Services (0.5%)
Tim Participacoes S.A.
(Preference) (ADR)	136,400	1,703,636
USA Mobility, Inc.*	15,302	177,044
Vivo Participacoes S.A. (ADR)*	88,500	1,109,790
		2,990,470

Total Telecommunication Services		12,771,447

Utilities (6.7%)
Electric Utilities (3.8%)
Centrais Eletricas Brasileiras S.A. (Preference) (ADR), Class B	182,100	1,943,007
El Paso Electric Co.*	1,360	24,602
IDACORP, Inc.	17,260	508,307
Northeast Utilities	209,800	5,047,788
NV Energy, Inc.	563,800	5,575,981
Pepco Holdings, Inc.	181,100	3,216,336
Pinnacle West Capital Corp.^	121,500	3,903,795
Portland General Electric Co.	102,566	1,996,960
UIL Holdings Corp.^	13,610	408,708
Unisource Energy Corp.	60,110	1,764,830

		24,390,314

Gas Utilities (1.0%)
AGL Resources, Inc.	27,320	856,482
Delta Natural Gas Co., Inc.	1,578	38,267
Energy West, Inc.	5,726	47,297
New Jersey Resources Corp.	2,460	96,801
RGC Resources, Inc.	1,390	35,445
Southwest Gas Corp.^	60,170	1,517,487
UGI Corp.	168,900	4,124,538

		6,716,317

Independent Power Producers & Energy Traders (0.0%)
Reliant Energy, Inc.*	13,000	75,140

Multi-Utilities (1.9%)
Alliant Energy Corp.^	123,960	3,617,153
Black Hills Corp.^	3,000	80,880
CMS Energy Corp.^	50,000	505,500
MDU Resources Group, Inc.	71,550	1,544,049
NorthWestern Corp.	12,210	286,569
TECO Energy, Inc.^	130,900	1,616,615

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Wisconsin Energy Corp.^	112,100	$4,705,958

		12,356,724

Water Utilities (0.0%)
Artesian Resources Corp., Class A	3,317	52,475

Total Utilities		43,590,970

Total Common Stocks (92.9%) (Cost $737,296,988)		604,861,993

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (4.9%)
Consumer Discretionary (0.3%)
Media (0.3%)
Interpublic Group of Cos., Inc.
4.250%, 3/15/23	$3,080,000	1,998,150

Total Consumer Discretionary		1,998,150

Energy (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
Delta Petroleum Corp.
3.750%, 5/1/37	527,000	225,293
Nabors Industries, Inc.
0.940%, 5/15/11	2,200,000	1,812,250
USEC, Inc.
3.000%, 10/1/14	8,694,000	3,662,347

Total Energy		5,699,890

Health Care (0.7%)
Health Care Providers & Services (0.7%)
Omnicare, Inc.
3.250%, 12/15/35	8,500,000	4,770,625

Total Health Care		4,770,625

Industrials (1.5%)
Airlines (0.3%)
JetBlue Airways Corp.
3.750%, 3/15/35	2,500,000	1,925,000

Building Products (0.3%)
Griffon Corp.
4.000%, 7/18/23	2,200,000	1,916,750

Machinery (0.9% )
Albany International Corp.
2.250%, 3/15/26(e)	6,737,000	3,747,456
Trinity Industries, Inc.
3.875%, 6/1/36	3,600,000	1,638,000

		5,385,456

Total Industrials		9,227,206

Information Technology (0.4%)
Electronic Equipment, Instruments & Components (0.3%)
Tech Data Corp.
2.750%, 12/15/26	2,909,000	2,123,570

Semiconductors & Semiconductor Equipment (0.1%)
Qimonda Finance LLC
6.750%, 3/22/13	5,000,000	618,750

Total Information Technology		2,742,320

	Principal Amount	Value (Note 1)
Materials (0.7%)
Metals & Mining (0.7%)
Coeur d’Alene Mines Corp.
1.250%, 1/15/24	$15,757,000	$4,648,315
Total Materials		4,648,315

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
NII Holdings, Inc.
3.125%, 6/15/12	4,700,000	2,849,375

Total Telecommunication Services		2,849,375

Total Convertible Bonds		31,935,881

Total Long-Term Debt Securities (4.9%) (Cost $31,792,400)		31,935,881

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (14.1%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$3,470,000	3,453,403
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	2,540,000	2,484,979
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	3,470,000	3,448,652
Comerica Bank
1.06%, 3/16/09 (l)	1,149,983	1,121,110
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	39,137,033	39,137,033
General Electric Capital Corp.
0.40%, 3/12/10 (l)	460,000	439,105
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	3,240,000	3,223,421
Hartford Life, Inc.
1.62%, 2/2/09 (l)	920,000	920,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	4,619,366	4,589,801
0.37%, 6/18/09 (l)	5,779,153	5,737,312
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	2,889,986	260,102
Links Finance LLC
0.37%, 6/25/09 (l)	1,729,786	1,714,349
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	2,890,000	2,845,295
Monumental Global Funding II
0.43%, 5/26/10 (l)	5,430,000	4,669,799
Morgan Stanley
2.87%, 2/9/09 (l)	9,001,583	9,001,583
0.19%, 5/7/09 (l)	5,780,000	5,682,648
Pricoa Global Funding I
0.40%, 6/25/10 (l)	3,469,481	3,068,555

Total Short-Term Investments of Cash Collateral for Securities Loaned		91,797,147

Time Deposit (2.7%)
JP Morgan Chase Nassau
0.001%, 1/2/09	17,687,183	17,687,183

Total Short-Term Investments (16.8%) (Cost/Amortized Cost $113,663,554)		109,484,330

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Total Investments (114.6%) (Cost/Amortized Cost $882,752,942)		$746,282,204
Other Assets Less Liabilities (-14.6%)		(95,274,319)

Net Assets (100%)		$651,007,885

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $5,067,405 or 0.8% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $1,563,767 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR—     American Depositary Receipt

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1- Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$592,059,298	$149,155,501	$5,067,405	$746,282,204
Other Investments*	$—	—	—	—

Total	$592,059,298	$149,155,501	$5,067,405	$746,282,204

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$1,801,575	$—
Total gains or losses (realized/unrealized) included in earnings	(237,808)	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	3,503,638	—

Balance as of 12/31/08	$5,067,405	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(1,549,101)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$689,923,570

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$727,114,566

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,787,830
Aggregate gross unrealized depreciation	(193,499,718)

Net unrealized depreciation	$(146,711,888)

Federal income tax cost of investments	$892,994,092

At December 31, 2008, the Portfolio had loaned securities with a total value of $96,469,912. This was secured by collateral of $95,976,370 which was received as cash and subsequently invested in short-term investments currently valued at $91,797,147, as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $143, which the Portfolio cannot repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2008, the Portfolio incurred approximately $82 as brokerage commissions with BNP Paribas S.A., $2,882 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $6,795 as brokerage commissions with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $87,489,302 which expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.7%)
Distributors (0.2%)
LKQ Corp.*	97,100	$1,132,186

Diversified Consumer Services (2.0%)
American Public Education, Inc.*	102,610	3,816,065
Capella Education Co.*	40,500	2,379,780
Corinthian Colleges, Inc.*	36,100	590,957
Grand Canyon Education, Inc.*	32,783	615,665
K12, Inc.*^	174,350	3,269,063
New Oriental Education & Technology Group (ADR)*^	18,590	1,020,777

		11,692,307

Hotels, Restaurants & Leisure (5.9%)
Bally Technologies, Inc.*^	331,645	7,969,429
BJ’s Restaurants, Inc.*^	341,845	3,681,671
Burger King Holdings, Inc.	152,900	3,651,252
Great Wolf Resorts, Inc.*^	498,665	767,944
Panera Bread Co., Class A*^	22,500	1,175,400
Pinnacle Entertainment, Inc.*	44,898	344,817
Red Robin Gourmet Burgers, Inc.*^	28,755	483,947
Shuffle Master, Inc.*^	993,344	4,926,986
Texas Roadhouse, Inc., Class A*^	49,000	379,750
WMS Industries, Inc.*^	364,072	9,793,536

		33,174,732

Household Durables (1.0%)
Universal Electronics, Inc.*^	362,136	5,873,846

Internet & Catalog Retail (1.1%)
Orbitz Worldwide, Inc.*^	281,722	1,093,081
priceline.com, Inc.*^	50,300	3,704,596
Shutterfly, Inc.*^	235,495	1,646,110
U.S. Auto Parts Network, Inc.*^	67,590	93,950

		6,537,737

Leisure Equipment & Products (0.3%)
Polaris Industries, Inc.^	59,400	1,701,810

Media (2.3%)
Cinemark Holdings, Inc.	140,886	1,046,783
Entravision Communications Corp., Class A*	553,105	862,844
John Wiley & Sons, Inc., Class A^	120,730	4,295,574
Lions Gate Entertainment Corp.*^	504,920	2,777,060
Live Nation, Inc.*^	285,654	1,639,654
LodgeNet Interactive Corp.*^	99,709	69,796
National CineMedia, Inc.^	252,730	2,562,682

		13,254,393

Specialty Retail (1.7%)
Buckle, Inc.^	16,800	366,576
Genesco, Inc.*	415,349	7,027,705
hhgregg, Inc.*^	157,800	1,369,704
Tractor Supply Co.*^	23,100	834,834

		9,598,819

Textiles, Apparel & Luxury Goods (0.2%)
Deckers Outdoor Corp.*^	2,000	159,740
True Religion Apparel, Inc.*	59,300	737,692
Warnaco Group, Inc.*	25,200	494,676

		1,392,108

Total Consumer Discretionary		84,357,938

	Number of Shares	Value (Note 1)
Consumer Staples (0.7%)
Food Products (0.1%)
TreeHouse Foods, Inc.*	30,400	$828,096

Personal Products (0.6%)
Herbalife Ltd.	135,685	2,941,651

Total Consumer Staples		3,769,747

Energy (5.0%)
Energy Equipment & Services (2.2%)
Core Laboratories N.V.^	50,300	3,010,958
IHS, Inc., Class A*^	35,159	1,315,650
Lufkin Industries, Inc.^	167,208	5,768,676
OYO Geospace Corp.*^	158,260	2,764,802

		12,860,086

Oil, Gas & Consumable Fuels (2.8%)
Arena Resources, Inc.*	120,800	3,393,272
Brigham Exploration Co.*^	170,900	546,880
Carrizo Oil & Gas, Inc.*	18,450	297,045
CNX Gas Corp.*^	21,700	592,410
Concho Resources, Inc.*^	83,300	1,900,906
Denbury Resources, Inc.*	198,990	2,172,971
Goodrich Petroleum Corp.*	66,900	2,003,655
McMoRan Exploration Co.*	199,150	1,951,670
Penn Virginia Corp.	11,500	298,770
Petroleum Development Corp.*	77,117	1,856,206
Venoco, Inc.*	82,200	222,762
Whiting Petroleum Corp.*	26,600	890,036

		16,126,583

Total Energy		28,986,669

Financials (4.9%)
Capital Markets (1.2%)
Evercore Partners, Inc., Class A^	98,570	1,231,139
GFI Group, Inc.^	251,100	888,894
Investment Technology Group, Inc.*^	147,095	3,341,999
Riskmetrics Group, Inc.*^	101,410	1,509,995

		6,972,027

Commercial Banks (0.8%)
First Commonwealth Financial Corp.^	325,995	4,035,818
Signature Bank/New York*	13,665	392,049

		4,427,867

Consumer Finance (1.2%)
Cash America International, Inc.	202,060	5,526,341
Dollar Financial Corp.*^	120,800	1,244,240

		6,770,581

Diversified Financial Services (0.4%)
MSCI, Inc., Class A*	121,300	2,154,288

Insurance (1.2%)
First Mercury Financial Corp.*	92,400	1,317,624
HCC Insurance Holdings, Inc.	34,300	917,525
Navigators Group, Inc.*	24,741	1,358,528
ProAssurance Corp.*^	11,800	622,804
Tower Group, Inc.^	114,828	3,239,298

		7,455,779

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*	161,600	698,112

Total Financials		28,478,654

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Health Care (23.9%)
Biotechnology (3.8%)
Alexion Pharmaceuticals, Inc.*	101,800	$3,684,142
BioMarin Pharmaceutical, Inc.*^	187,275	3,333,495
Celera Corp.*	145,923	1,624,123
Cubist Pharmaceuticals, Inc.*^	172,330	4,163,493
Emergent Biosolutions, Inc.*	25,500	665,805
Martek Biosciences Corp.*^	66,900	2,027,739
Myriad Genetics, Inc.*^	38,776	2,569,298
Onyx Pharmaceuticals, Inc.*	40,440	1,381,430
Senomyx, Inc.*^	217,093	605,689
United Therapeutics Corp.*^	29,700	1,857,735

		21,912,949

Health Care Equipment & Supplies (10.3%)
Abiomed, Inc.*	55,200	906,384
Align Technology, Inc.*^	113,200	990,500
American Medical Systems Holdings, Inc.*	630,895	5,671,745
CONMED Corp.*^	80,000	1,915,200
CryoLife, Inc.*^	97,831	949,939
Cutera, Inc.*	319,805	2,836,670
ev3, Inc.*^	227,700	1,388,970
Greatbatch, Inc.*^	74,400	1,968,624
Haemonetics Corp.*	12,100	683,650
Hansen Medical, Inc.*^	66,125	477,423
Inverness Medical Innovations, Inc.*^	72,615	1,373,150
Masimo Corp.*^	95,700	2,854,731
Natus Medical, Inc.*^	37,800	489,510
NuVasive, Inc.*^	87,330	3,025,985
Quidel Corp.*	33,800	441,766
ResMed, Inc.*^	86,595	3,245,581
SenoRx, Inc.*	139,013	325,290
Sirona Dental Systems, Inc.*^	154,386	1,621,053
SonoSite, Inc.*	107,837	2,057,530
Spectranetics Corp.*^	332,146	866,901
STERIS Corp.	33,000	788,370
SurModics, Inc.*^	126,529	3,197,388
Symmetry Medical, Inc.*	173,480	1,382,636
Thoratec Corp.*^	435,975	14,164,827
Volcano Corp.*	201,202	3,018,030
West Pharmaceutical Services, Inc.^	27,400	1,034,898
Wright Medical Group, Inc.*^	95,900	1,959,237

		59,635,988

Health Care Providers & Services (4.6%)
Almost Family, Inc.*^	38,100	1,713,738
Amedisys, Inc.*^	71,845	2,970,072
CardioNet, Inc.*	131,610	3,244,187
Centene Corp.*^	320,260	6,312,324
Coventry Health Care, Inc.*	60,100	894,288
Genoptix, Inc.*	53,900	1,836,912
inVentiv Health, Inc.*^	144,828	1,671,315
Lincare Holdings, Inc.*^	164,850	4,439,411
MWI Veterinary Supply, Inc.*^	56,950	1,535,372
Omnicare, Inc.	64,200	1,782,192

		26,399,811

Health Care Technology (2.5%)
Eclipsys Corp.*^	708,515	10,053,828
MedAssets, Inc.*^	68,200	995,720
Phase Forward, Inc.*	70,881	887,430
Vital Images, Inc.*^	178,320	2,480,431

		14,417,409

Life Sciences Tools & Services (2.4%)
Bio-Rad Laboratories, Inc., Class A*	4,600	346,426
ICON plc (ADR)*	460,930	9,075,712

	Number of Shares	Value (Note 1)
Illumina, Inc.*^	55,400	$1,443,170
PAREXEL International Corp.*	60,612	588,543
Sequenom, Inc.*^	38,500	763,840
Varian, Inc.*	44,285	1,483,990

		13,701,681

Pharmaceuticals (0.3%)
Noven Pharmaceuticals, Inc.*^	145,896	1,604,856

Total Health Care		137,672,694

Industrials (15.7%)
Aerospace & Defense (1.3%)
Aerovironment, Inc.*^	59,100	2,175,471
American Science & Engineering, Inc.^	11,500	850,540
Axsys Technologies, Inc.*	40,300	2,210,858
Esterline Technologies Corp.*^	43,000	1,629,270
Stanley, Inc.*	17,900	648,338

		7,514,477

Air Freight & Logistics (0.2%)
Hub Group, Inc., Class A*	49,800	1,321,194

Building Products (0.5%)
Ameron International Corp.^	45,080	2,836,434

Commercial Services & Supplies (5.2%)
Clean Harbors, Inc.*	24,800	1,573,312
Corrections Corp. of America*^	271,885	4,448,039
GEO Group, Inc.*^	304,745	5,494,552
Innerworkings, Inc.*^	265,440	1,738,632
Sykes Enterprises, Inc.*	283,961	5,429,334
Waste Connections, Inc.*^	335,575	10,594,102

		29,277,971

Construction & Engineering (1.1%)
Northwest Pipe Co.*^	153,011	6,519,799

Electrical Equipment (0.9%)
Acuity Brands, Inc.^	29,060	1,014,485
GrafTech International Ltd.*	90,200	750,464
Polypore International, Inc.*	131,896	997,134
Regal-Beloit Corp.	49,900	1,895,701
Woodward Governor Co.	14,520	334,250

		4,992,034

Machinery (1.3%)
Actuant Corp., Class A^	148,698	2,828,236
Badger Meter, Inc.^	22,300	647,146
Chart Industries, Inc.*	66,200	703,706
Gardner Denver, Inc.*	100,153	2,337,571
Middleby Corp.*^	26,700	728,109

		7,244,768

Professional Services (4.9%)
Advisory Board Co.*^	55,491	1,237,449
FTI Consulting, Inc.*^	196,908	8,797,850
Huron Consulting Group, Inc.*^	11,900	681,513
Monster Worldwide, Inc.*	299,305	3,618,597
Navigant Consulting, Inc.*^	72,851	1,156,145
On Assignment, Inc.*^	428,678	2,430,604
Resources Connection, Inc.*^	337,690	5,531,363
School Specialty, Inc.*^	158,592	3,032,279

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Watson Wyatt Worldwide, Inc., Class A^	38,722	$1,851,686

		28,337,486

Road & Rail (0.2%)
Landstar System, Inc.	34,000	1,306,620

Transportation Infrastructure (0.1%)
Aegean Marine Petroleum Network, Inc.	48,600	824,256

Total Industrials		90,175,039

Information Technology (28.8%)
Communications Equipment (2.8%)
DG FastChannel, Inc.*	56,900	710,112
EMS Technologies, Inc.*	387,133	10,015,131
F5 Networks, Inc.*	47,500	1,085,850
Harmonic, Inc.*	321,500	1,803,615
Ixia*^	409,273	2,365,598

		15,980,306

Computers & Peripherals (2.3%)
Compellent Technologies, Inc.*	583,485	5,677,309
Data Domain, Inc.*^	86,200	1,620,560
Netezza Corp.*	493,110	3,274,250
Synaptics, Inc.*^	162,607	2,692,772

		13,264,891

Electronic Equipment, Instruments & Components (1.9%)
Coherent, Inc.*	305,509	6,556,223
Dolby Laboratories, Inc., Class A*	95,487	3,128,154
Universal Display Corp.*^	121,440	1,147,608

		10,831,985

Internet Software & Services (6.6%)
Bankrate, Inc.*^	109,835	4,173,730
comScore, Inc.*^	19,600	249,900
Equinix, Inc.*^	28,400	1,510,596
GSI Commerce, Inc.*^	447,775	4,710,593
Internet Capital Group, Inc.*^	214,970	1,171,587
Knot, Inc.*^	140,607	1,169,850
LoopNet, Inc.*	112,900	769,978
Marchex, Inc., Class B	307,326	1,791,711
MercadoLibre, Inc.*^	38,400	630,144
Omniture, Inc.*^	320,687	3,412,110
SkillSoft plc (ADR)*^	847,032	6,047,808
Sohu.com, Inc.*	22,800	1,079,352
VistaPrint Ltd.*^	441,656	8,219,218
Vocus, Inc.*	107,000	1,948,470
Websense, Inc.*	72,700	1,088,319

		37,973,366

IT Services (3.3%)
Cognizant Technology Solutions Corp., Class A*	15,200	274,512
Cybersource Corp.*^	146,200	1,752,938
Forrester Research, Inc.*^	75,100	2,118,571
Gartner, Inc.*^	154,882	2,761,546
Global Cash Access Holdings, Inc.*^	501,149	1,112,551
Information Services Group, Inc.*^	336,117	1,142,798
Lender Processing Services, Inc.	86,755	2,554,935
ManTech International Corp., Class A*^	16,800	910,392
Sapient Corp.*	272,800	1,211,232
TeleTech Holdings, Inc.*^	227,103	1,896,310

	Number of Shares	Value (Note 1)
Wright Express Corp.*^	246,640	$3,107,663

		18,843,448

Semiconductors & Semiconductor Equipment (3.1%)
Advanced Energy Industries, Inc.*^	278,010	2,766,200
Intersil Corp., Class A	55,300	508,207
Microsemi Corp.*^	324,852	4,106,128
Monolithic Power Systems, Inc.*	220,300	2,777,983
PMC-Sierra, Inc.*	774,200	3,762,612
Power Integrations, Inc.^	104,195	2,071,397
Silicon Laboratories, Inc.*^	69,000	1,709,820

		17,702,347

Software (8.8%)
ANSYS, Inc.*	268,140	7,478,425
Blackboard, Inc.*	14,800	388,204
Concur Technologies, Inc.*^	132,800	4,358,496
EPIQ Systems, Inc.*^	58,500	977,535
FactSet Research Systems, Inc.^	130,045	5,753,191
Lawson Software, Inc.*^	413,827	1,961,540
Macrovision Solutions Corp.*^	328,602	4,156,815
Quality Systems, Inc.^	229,445	10,008,390
Shanda Interactive Entertainment Ltd. (ADR)*^	29,200	944,912
Solera Holdings, Inc.*	291,796	7,032,284
Synchronoss Technologies, Inc.*^	184,850	1,970,501
TIBCO Software, Inc.*	1,166,430	6,053,772

		51,084,065

Total Information Technology		165,680,408

Materials (3.0%)
Chemicals (2.4%)
Airgas, Inc.	18,000	701,820
Huntsman Corp.	1,053,740	3,624,866
Intrepid Potash, Inc.*^	227,000	4,714,789
Quaker Chemical Corp.^	116,011	1,908,381
Terra Industries, Inc.^	163,295	2,722,128

		13,671,984

Construction Materials (0.6%)
Texas Industries, Inc.^	100,575	3,469,838

Total Materials		17,141,822

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.6%)
Cbeyond, Inc.*^	184,125	2,942,317
PAETEC Holding Corp.*	598,640	862,042

		3,804,359

Wireless Telecommunication Services (0.5%)
NII Holdings, Inc.*	70,800	1,287,144
Syniverse Holdings, Inc.*	116,700	1,393,398

		2,680,542

Total Telecommunication Services		6,484,901

Total Common Stocks (97.8%) (Cost $728,196,693)		562,747,872

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (1.5%)
iShares Russell 2000 Growth Index Fund (Cost $8,452,921)	171,390	8,716,895

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (27.1%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$3,230,000	$3,214,551
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	2,370,000	2,318,661
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	3,230,000	3,210,129
Comerica Bank
1.06%, 3/16/09 (l)	1,079,984	1,052,869
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	106,905,214	106,905,214
General Electric Capital Corp.
0.40%, 3/12/10 (l)	430,000	410,468
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	3,010,000	2,994,598
Hartford Life, Inc.
1.62%, 2/2/09 (l)	860,000	860,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	4,309,408	4,281,828
0.37%, 6/18/09 (l)	5,389,210	5,350,192
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	2,689,987	242,102
Links Finance LLC
0.37%, 6/25/09 (l)	1,619,799	1,605,344
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	2,690,000	2,648,388
Monumental Global Funding II
0.43%, 5/26/10 (l)	5,060,000	4,351,600
Morgan Stanley
2.87%, 2/9/09 (l)	8,392,153	8,392,153
0.19%, 5/7/09 (l)	5,390,000	5,299,217
Pricoa Global Funding I
0.40%, 6/25/10 (l)	3,229,517	2,856,320

Total Short-Term Investments of Cash Collateral for Securities Loaned		155,993,634

Time Deposit (3.1%)
JP Morgan Chase Nassau
0.001%, 1/2/09	17,912,343	17,912,343

Total Short-Term Investments (30.2%) (Cost/Amortized Cost $177,797,615)		173,905,977

Total Investments (129.5%) (Cost/Amortized Cost $914,447,229)		745,370,744
Other Assets Less Liabilities (-29.5%)		(169,798,579)

Net Assets (100%)		$575,572,165

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$571,464,767	$173,905,977	$—	$745,370,744
Other Investments*	$—	—	—	—

Total	$571,464,767	$173,905,977	$—	$745,370,744

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,054,032,960

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$552,610,069

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$16,229,484
Aggregate gross unrealized depreciation	(205,368,509)

Net unrealized depreciation	$(189,139,025)

Federal income tax cost of investments	$934,509,769

At December 31, 2008, the Portfolio had loaned securities with a total value of $160,107,837. This was secured by collateral of $159,885,272 which was received as cash and subsequently invested in short-term investments currently valued at $155,993,634, as reported in the portfolio of investments.

For the year ended December 31, 2008 the Portfolio incurred approximately $7,676 as brokerage commissions with Raymond James & Associates, Inc., $5,575 as brokerage commissions with Sanford C. Bernstein & Co., Inc., and $28 as brokerage commissions with Williams Capital Group, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $69,758,333 which expires in the year 2016.

See Notes to Financial Statements.

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MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.9%)
Amerigon, Inc.*	570,000	$1,858,200
Autoliv, Inc.	111,000	2,382,060
Gentex Corp.^	232,700	2,054,741
Noble International Ltd.	800,000	352,000

		6,647,001

Automobiles (0.6%)
Monaco Coach Corp.^	391,000	199,410
Thor Industries, Inc.^	243,000	3,202,740
Winnebago Industries, Inc.^	234,700	1,415,241

		4,817,391

Diversified Consumer Services (0.5%)
Coinstar, Inc.*	108,900	2,124,639
Regis Corp.	125,000	1,816,250

		3,940,889

Hotels, Restaurants & Leisure (0.8%)
Choice Hotels International, Inc.	17,000	511,020
Gaylord Entertainment Co.*	167,200	1,812,448
International Speedway Corp., Class A	100,400	2,884,492
Texas Roadhouse, Inc., Class A*	146,900	1,138,475

		6,346,435

Household Durables (1.9%)
Bassett Furniture Industries, Inc.	19,600	65,660
Centex Corp.	35,000	372,400
D.R. Horton, Inc.	270,000	1,908,900
Ethan Allen Interiors, Inc.^	173,300	2,490,321
Hooker Furniture Corp.^	200,000	1,532,000
La-Z-Boy, Inc.^	300,000	651,000
Lennar Corp., Class A	41,400	358,938
M.D.C. Holdings, Inc.	119,500	3,620,850
M/I Homes, Inc.^	220,000	2,318,800
Russ Berrie & Co., Inc.*	29,694	88,191
Tempur-Pedic International, Inc.	148,600	1,053,574

		14,460,634

Leisure Equipment & Products (0.2%)
Brunswick Corp.^	210,000	884,100
Polaris Industries, Inc.	31,608	905,569

		1,789,669

Media (0.2%)
Entravision Communications Corp., Class A*	886,433	1,382,835

Multiline Retail (0.7%)
Fred’s, Inc., Class A^	258,700	2,783,612
Saks, Inc.*^	317,500	1,390,650
Tuesday Morning Corp.*^	519,399	846,620

		5,020,882

Specialty Retail (3.6%)
American Eagle Outfitters, Inc.	141,400	1,323,504
Brown Shoe Co., Inc.^	693,876	5,877,131
Childrens Place Retail Stores, Inc.*	55,200	1,196,736
Christopher & Banks Corp.^	520,000	2,912,000
Collective Brands, Inc.*	282,510	3,311,017
Conn’s, Inc.*	295,000	2,501,600
Group 1 Automotive, Inc.^	152,800	1,645,656
Gymboree Corp.*	45,900	1,197,531
Men’s Wearhouse, Inc.^	192,200	2,602,388
Pier 1 Imports, Inc.*^	275,000	101,750
Sonic Automotive, Inc., Class A	390,000	1,552,200
West Marine, Inc.*^	250,000	1,060,000

	Number of Shares	Value (Note 1)
Zale Corp.*^	245,000	$815,850

		26,097,363

Textiles, Apparel & Luxury Goods (1.6%)
Iconix Brand Group, Inc.*^	559,700	5,473,866
Liz Claiborne, Inc.	98,500	256,100
Phillips-Van Heusen Corp.	100,000	2,013,000
Timberland Co., Class A*	80,000	924,000
True Religion Apparel, Inc.*	52,500	653,100
Warnaco Group, Inc.*	126,000	2,473,380

		11,793,446

Total Consumer Discretionary		82,296,545

Consumer Staples (2.4%)
Food & Staples Retailing (0.9%)
Casey’s General Stores, Inc.	155,000	3,529,350
Pantry, Inc.*^	172,104	3,691,631

		7,220,981

Food Products (0.6%)
Corn Products International, Inc.	97,100	2,801,335
Omega Protein Corp.*	400,000	1,604,000

		4,405,335

Personal Products (0.9%)
Bare Escentuals, Inc.*	127,700	667,871
Chattem, Inc.*	35,000	2,503,550
Prestige Brands Holdings, Inc.*	310,700	3,277,885

		6,449,306

Total Consumer Staples		18,075,622

Energy (6.0%)
Energy Equipment & Services (4.6%)
Atwood Oceanics, Inc.*	76,200	1,164,336
Boots & Coots International Control, Inc.*	2,050,000	2,419,000
Bristow Group, Inc.*^	113,000	3,027,270
CARBO Ceramics, Inc.^	8,500	302,005
Dril-Quip, Inc.*	31,250	640,937
Global Industries Ltd.*^	403,280	1,407,447
Helix Energy Solutions Group, Inc.*^	154,200	1,116,408
Hornbeck Offshore Services, Inc.*	160,000	2,614,400
ION Geophysical Corp.*	215,000	737,450
Key Energy Services, Inc.*	295,400	1,302,714
Matrix Service Co.*	389,800	2,989,766
Mitcham Industries, Inc.*	310,000	1,230,700
Oceaneering International, Inc.*	18,800	547,832
Oil States International, Inc.*	110,000	2,055,900
Parker Drilling Co.*	610,000	1,769,000
Rowan Cos., Inc.	130,600	2,076,540
Superior Energy Services, Inc.*	108,100	1,722,033
Tidewater, Inc.	119,500	4,812,265
Unit Corp.*	80,000	2,137,600

		34,073,603

Oil, Gas & Consumable Fuels (1.4%)
Arch Coal, Inc.	115,000	1,873,350
Denbury Resources, Inc.*	115,000	1,255,800
Forest Oil Corp.*^	99,900	1,647,351
General Maritime Corp.^	148,338	1,602,050
Overseas Shipholding Group, Inc.	55,500	2,337,106
Quest Resource Corp.*	600,000	264,000
Teekay Corp.^	85,800	1,685,970
TXCO Resources, Inc.*	105,380	157,016

		10,822,643

Total Energy		44,896,246

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Financials (22.6%)
Capital Markets (1.3%)
Jefferies Group, Inc.	67,600	$950,456
Knight Capital Group, Inc., Class A*	210,802	3,404,453
Piper Jaffray Cos., Inc.*	29,500	1,172,920
Stifel Financial Corp.*^	68,271	3,130,225
Waddell & Reed Financial, Inc., Class A	62,400	964,704

		9,622,758

Commercial Banks (6.2%)
Bank of the Ozarks, Inc.	38,336	1,136,279
Cascade Bancorp	36,118	243,797
Cathay General Bancorp	196,927	4,677,017
Chemical Financial Corp.^	188,000	5,241,440
City National Corp./California	75,100	3,657,370
Colonial BancGroup, Inc.^	866,000	1,792,620
East West Bancorp, Inc.	415,000	6,627,549
First Midwest Bancorp, Inc./Illinois^	133,700	2,669,989
IBERIABANK Corp.	26,103	1,252,944
PacWest Bancorp	116,176	3,125,134
Peoples Bancorp, Inc./Ohio^	70,000	1,339,100
Prosperity Bancshares, Inc.	40,200	1,189,518
Signature Bank/New York*	65,040	1,865,998
South Financial Group, Inc.^	556,700	2,404,944
SVB Financial Group*^	122,300	3,207,929
UCBH Holdings, Inc.^	589,691	4,057,074
Webster Financial Corp.^	169,400	2,334,332

		46,823,034

Consumer Finance (1.5%)
Dollar Financial Corp.*^	274,250	2,824,775
EZCORP, Inc., Class A*	330,000	5,019,300
First Cash Financial Services, Inc.*	156,700	2,986,702
United PanAm Financial Corp.*	278,578	445,725

		11,276,502

Insurance (8.5%)
American National Insurance Co.	30,400	2,241,392
Arthur J. Gallagher & Co.	124,000	3,212,840
Aspen Insurance Holdings Ltd.	354,700	8,601,475
Castlepoint Holdings Ltd.	456,759	6,193,652
Delphi Financial Group, Inc., Class A^	184,400	3,400,336
Erie Indemnity Co., Class A	61,900	2,329,297
HCC Insurance Holdings, Inc.	179,400	4,798,950
IPC Holdings Ltd.	200,000	5,980,000
Max Capital Group Ltd.	292,700	5,180,791
Montpelier Reinsurance Holdings Ltd.^	300,000	5,037,000
Old Republic International Corp.^	574,000	6,842,080
Protective Life Corp.^	159,000	2,281,650
RLI Corp.^	55,000	3,363,800
StanCorp Financial Group, Inc.^	88,100	3,679,937
Syncora Holdings Ltd.*^	394,800	67,116
Zenith National Insurance Corp.	35,900	1,133,363

		64,343,679

Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	12,800	772,352
Digital Realty Trust, Inc. (REIT)	41,400	1,359,990
Extra Space Storage, Inc. (REIT)^	280,800	2,897,856
Healthcare Realty Trust, Inc. (REIT)^	133,400	3,132,232
Home Properties, Inc. (REIT)^	48,300	1,960,980
Macerich Co. (REIT)	32,700	593,832
MFA Financial, Inc. (REIT)	717,300	4,224,897

	Number of Shares	Value (Note 1)
Tanger Factory Outlet Centers (REIT)	21,800	$820,116
Washington Real Estate Investment Trust (REIT)^	95,100	2,691,330

		18,453,585

Thrifts & Mortgage Finance (2.6%)
Brookline Bancorp, Inc.^	315,100	3,355,815
Corus Bankshares, Inc.^	262,061	290,887
Dime Community Bancshares, Inc.	182,614	2,428,766
NewAlliance Bancshares, Inc.	344,200	4,533,114
TrustCo Bank Corp./New York^	570,000	5,420,700
WSFS Financial Corp.	77,949	3,740,773

		19,770,055

Total Financials		170,289,613

Health Care (5.8%)
Biotechnology (0.1%)
Cubist Pharmaceuticals, Inc.*	36,800	889,088

Health Care Equipment & Supplies (1.5%)
American Medical Systems Holdings, Inc.*	90,500	813,595
HealthTronics, Inc.*	955,000	2,148,750
STERIS Corp.	79,000	1,887,310
Symmetry Medical, Inc.*	169,700	1,352,509
Teleflex, Inc.	49,400	2,474,940
West Pharmaceutical Services, Inc.	70,000	2,643,900

		11,321,004

Health Care Providers & Services (2.7%)
Air Methods Corp.*	40,322	644,749
America Service Group, Inc.*‡	500,000	5,350,000
AMERIGROUP Corp.*	122,900	3,628,008
Emergency Medical Services Corp., Class A*	50,256	1,839,872
Five Star Quality Care, Inc.*^	777,568	1,189,679
inVentiv Health, Inc.*	134,200	1,548,668
Magellan Health Services, Inc.*	23,400	916,344
Pediatrix Medical Group, Inc.*	21,100	668,870
PSS World Medical, Inc.*	139,400	2,623,508
Skilled Healthcare Group, Inc., Class A*	127,300	1,074,412

		19,484,110

Life Sciences Tools & Services (1.5%)
eResearchTechnology, Inc.*	97,900	649,077
Kendle International, Inc.*	155,800	4,007,176
Nektar Therapeutics*^	578,500	3,216,460
Varian, Inc.*	108,500	3,635,835

		11,508,548

Total Health Care		43,202,750

Industrials (22.3%)
Aerospace & Defense (0.7%)
AAR Corp.*^	182,752	3,364,464
Stanley, Inc.*	60,700	2,198,554

		5,563,018

Air Freight & Logistics (1.0%)
Air Transport Services Group, Inc.*	1,254,620	225,832
Atlas Air Worldwide Holdings, Inc.*	114,972	2,172,971
UTi Worldwide, Inc.	367,220	5,265,934

		7,664,737

Airlines (1.2%)
Continental Airlines, Inc., Class B*^	217,100	3,920,826

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
SkyWest, Inc.	267,500	$4,975,499

		8,896,325

Building Products (3.1%)
American Woodmark Corp.^	132,300	2,411,829
Apogee Enterprises, Inc.^	563,000	5,832,680
Gibraltar Industries, Inc.^	370,000	4,417,800
Simpson Manufacturing Co., Inc.^	143,800	3,991,888
Trex Co., Inc.*	84,400	1,389,224
Universal Forest Products, Inc.^	205,000	5,516,550

		23,559,971

Commercial Services & Supplies (4.0%)
ABM Industries, Inc.	210,700	4,013,835
ATC Technology Corp.*	149,300	2,184,259
Brink’s Co.	123,700	3,325,056
Clean Harbors, Inc.*^	42,900	2,721,576
Knoll, Inc.	88,500	798,270
Mine Safety Appliances Co.^	264,400	6,321,805
Mobile Mini, Inc.*	243,500	3,511,270
Team, Inc.*	85,000	2,354,500
Viad Corp.	116,733	2,887,974
Waste Connections, Inc.*	56,548	1,785,220

		29,903,765

Construction & Engineering (1.8%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	145,000	1,457,250
Dycom Industries, Inc.*	169,249	1,391,227
EMCOR Group, Inc.*^	93,000	2,085,990
Furmanite Corp.*	185,000	997,150
Orion Marine Group, Inc.*	317,555	3,067,581
URS Corp.*^	101,900	4,154,463

		13,153,661

Electrical Equipment (1.7%)
A.O. Smith Corp.	50,000	1,476,000
Brady Corp., Class A^	180,000	4,311,000
Franklin Electric Co., Inc.	101,700	2,858,787
Powell Industries, Inc.*	29,000	841,580
Regal-Beloit Corp.	44,900	1,705,751
Roper Industries, Inc.	35,000	1,519,350

		12,712,468

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.^	160,000	3,312,000

Machinery (5.2%)
Altra Holdings, Inc.*	71,710	567,226
Astec Industries, Inc.*	29,200	914,836
Briggs & Stratton Corp.^	135,000	2,374,650
CIRCOR International, Inc.	50,100	1,377,750
CNH Global N.V.	30,000	468,000
Graco, Inc.^	151,700	3,599,841
Kennametal, Inc.	316,600	7,025,354
Lincoln Electric Holdings, Inc.^	70,700	3,600,751
Middleby Corp.*	38,300	1,044,441
Mueller Industries, Inc.	195,000	4,890,600
Nordson Corp.	87,000	2,809,230
RBC Bearings, Inc.*	44,150	895,362
Timken Co.	43,100	846,053
Trinity Industries, Inc.^	177,200	2,792,672
Wabash National Corp.^	440,000	1,980,000
Wabtec Corp.	5,500	218,625
Watts Water Technologies, Inc., Class A^	115,000	2,871,550

		38,276,941

Marine (0.5%)
Diana Shipping, Inc.	35,900	458,084

	Number of Shares	Value (Note 1)
Genco Shipping & Trading Ltd.	17,500	$259,000
Kirby Corp.*	115,000	3,146,400

		3,863,484

Professional Services (0.5%)
Duff & Phelps Corp., Class A*	112,638	2,153,639
FTI Consulting, Inc.*	21,300	951,684
Watson Wyatt Worldwide, Inc., Class A	20,589	984,566

		4,089,889

Road & Rail (1.8%)
Genesee & Wyoming, Inc., Class A*^	220,000	6,710,000
Kansas City Southern*^	60,000	1,143,000
Saia, Inc.*	300,000	3,258,000
Vitran Corp., Inc.*	340,000	2,108,000

		13,219,000

Trading Companies & Distributors (0.4%)
Applied Industrial Technologies, Inc.^	70,000	1,324,400
Beacon Roofing Supply, Inc.*	57,600	799,488
Genesis Lease Ltd. (ADR)	118,100	334,223
Kaman Corp.	36,321	658,500

		3,116,611

Total Industrials		167,331,870

Information Technology (11.9%)
Communications Equipment (1.6%)
Avocent Corp.*	40,000	716,400
Blue Coat Systems, Inc.*	102,500	861,000
Brocade Communications Systems, Inc.*	267,100	747,880
CommScope, Inc.*	201,000	3,123,540
Comtech Telecommunications Corp.*^	53,916	2,470,431
Finisar Corp.*	2,025,825	769,814
Harmonic, Inc.*	298,900	1,676,829
Hughes Communications, Inc.*	79,400	1,265,636
Polycom, Inc.*	47,100	636,321

		12,267,851

Computers & Peripherals (0.1%)
Diebold, Inc.	35,000	983,150

Electronic Equipment, Instruments & Components (2.9%)
Benchmark Electronics, Inc.*^	380,000	4,852,600
CPI International, Inc.*	201,679	1,746,540
Itron, Inc.*^	46,700	2,976,658
Mettler-Toledo International, Inc.*^	52,000	3,504,800
Plexus Corp.*	169,100	2,866,245
Rofin-Sinar Technologies, Inc.*^	186,300	3,834,054
TTM Technologies, Inc.*^	394,829	2,057,059

		21,837,956

Internet Software & Services (0.7%)
Ariba, Inc.*	157,700	1,137,017
Equinix, Inc.*	39,500	2,101,005
United Online, Inc.	388,400	2,357,588

		5,595,610

IT Services (3.2%)
Broadridge Financial Solutions, Inc.	284,400	3,566,376
CACI International, Inc., Class A*^	102,300	4,612,707
Ness Technologies, Inc.*	354,500	1,517,260
NeuStar, Inc., Class A*^	146,000	2,792,980
SRA International, Inc., Class A*	276,000	4,760,999
TeleTech Holdings, Inc.*	366,323	3,058,797

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
TNS, Inc.*	331,843	$3,116,006

		23,425,125

Semiconductors & Semiconductor Equipment (2.3%)
ATMI, Inc.*	114,900	1,772,907
ChipMOS TECHNOLOGIES Bermuda Ltd.*	1,086,800	271,700
Cohu, Inc.^	246,300	2,992,545
Cymer, Inc.*^	69,400	1,520,554
FEI Co.*	51,200	965,632
Microsemi Corp.*	185,379	2,343,191
Monolithic Power Systems, Inc.*	235,900	2,974,699
Netlogic Microsystems, Inc.*	43,700	961,837
OmniVision Technologies, Inc.*	126,900	666,225
ON Semiconductor Corp.*	242,100	823,140
Skyworks Solutions, Inc.*	92,900	514,666
Teradyne, Inc.*	316,100	1,333,942

		17,141,038

Software (1.1%)
ANSYS, Inc.*	23,700	660,993
Informatica Corp.*	52,200	716,706
Lawson Software, Inc.*^	537,400	2,547,276
Macrovision Solutions Corp.*^	125,500	1,587,575
Mentor Graphics Corp.*	253,034	1,308,186
MicroStrategy, Inc., Class A*	33,300	1,236,429

		8,057,165

Total Information Technology		89,307,895

Materials (8.2%)
Chemicals (3.5% )
Airgas, Inc.^	106,900	4,168,031
Ashland, Inc.	45,600	479,256
Cabot Corp.^	119,400	1,826,820
Cytec Industries, Inc.^	122,800	2,605,816
H.B. Fuller Co.	180,000	2,899,800
Innospec, Inc.	271,500	1,599,135
Rockwood Holdings, Inc.*	283,900	3,066,120
RPM International, Inc.^	303,000	4,026,870
Westlake Chemical Corp.^	323,900	5,276,331

		25,948,179

Construction Materials (0.4%)
Eagle Materials, Inc.^	151,050	2,780,830
Headwaters, Inc.*	74,918	505,697

		3,286,527

Containers & Packaging (1.3%)
AptarGroup, Inc.^	91,000	3,206,840
Packaging Corp. of America^	213,700	2,876,402
Silgan Holdings, Inc.	79,200	3,786,552

		9,869,794

Metals & Mining (2.6%)
Commercial Metals Co.	225,000	2,670,750
Gerdau Ameristeel Corp.^	461,000	2,793,660
Haynes International, Inc.*^	90,922	2,238,500
Kaiser Aluminum Corp.	135,500	3,051,460
Reliance Steel & Aluminum Co.	156,000	3,110,640
Schnitzer Steel Industries, Inc., Class A	20,200	760,530
Steel Dynamics, Inc.	373,000	4,170,140
United States Steel Corp.	16,000	595,200

		19,390,880

Paper & Forest Products (0.4%)
Glatfelter	265,000	2,464,500

	Number of Shares	Value (Note 1)
Mercer International, Inc.*^	100,000	$192,000

		2,656,500

Total Materials		61,151,880

Telecommunication Services (1.3%)
Diversified Telecommunication Services (0.5%)
Alaska Communications Systems Group, Inc.	230,900	2,165,842
NTELOS Holdings Corp.	64,534	1,591,408

		3,757,250

Wireless Telecommunication Services (0.8%)
SBA Communications Corp., Class A*	145,400	2,372,928
Syniverse Holdings, Inc.*	291,000	3,474,540

		5,847,468

Total Telecommunication Services		9,604,718

Utilities (5.1%)
Electric Utilities (1.8%)
Cleco Corp.	52,800	1,205,424
El Paso Electric Co.*	157,900	2,856,411
IDACORP, Inc.^	109,200	3,215,940
NV Energy, Inc.	496,000	4,905,440
Westar Energy, Inc.	46,900	961,919

		13,145,134

Gas Utilities (1.9%)
Atmos Energy Corp.	60,000	1,422,000
Energen Corp.^	60,000	1,759,800
Northwest Natural Gas Co.	26,500	1,172,095
South Jersey Industries, Inc.	158,100	6,300,285
UGI Corp.	146,400	3,575,088

		14,229,268

Multi-Utilities (1.4%)
Avista Corp.	157,300	3,048,474
CMS Energy Corp.^	491,300	4,967,043
Vectren Corp.	112,800	2,821,128

		10,836,645

Total Utilities		38,211,047

Total Common Stocks (96.6%) (Cost $1,091,126,947)		724,368,186

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.2%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$1,690,000	1,681,917
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	1,240,000	1,213,139
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	1,690,000	1,679,603
Comerica Bank
1.06%, 3/16/09 (l)	559,992	545,932
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	50,258,024	50,258,024
General Electric Capital Corp.
0.40%, 3/12/10 (l)	230,000	219,552
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	1,580,000	1,571,915
Hartford Life, Inc.
1.62%, 2/2/09 (l)	450,000	450,000

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
K2 (USA) LLC
0.37%, 5/29/09 (l)	$2,259,690	$2,245,228
0.37%, 6/18/09 (l)	2,819,587	2,799,173
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	1,409,993	126,901
Links Finance LLC
0.37%, 6/25/09 (l)	849,895	842,310
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	1,410,000	1,388,189
Monumental Global Funding II
0.43%, 5/26/10 (l)	2,650,000	2,279,000
Morgan Stanley
2.87%, 2/9/09 (l)	4,395,889	4,395,890
0.19%, 5/7/09 (l)	2,820,000	2,772,503
Pricoa Global Funding I
0.40%, 6/25/10 (l)	1,689,747	1,494,483

Total Short-Term Investments of Cash Collateral for Securities Loaned		75,963,759

Time Deposit (2.8%)
JP Morgan Chase Nassau
0.001%, 1/2/09	21,139,236	21,139,236

Total Short-Term Investments (13.0%) (Cost/Amortized Cost $99,142,052)		97,102,995

Total Investments (109.6%) (Cost/Amortized Cost $1,190,268,999)		821,471,181
Other Assets Less Liabilities (-9.6%)		(72,170,377)

Net Assets (100%)		$749,300,804

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
‡	Affiliated company as defined under the Investment Company Act of 1940.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 – 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR —    American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
America Service Group, Inc.	$—	$5,121,513	$—	$5,350,000	$—	$—
Five Star Quality Care, Inc.	13,534,594	126,376	9,378,734	1,189,679	—	(4,842,680)

	$13,534,594	$5,247,889	$9,378,734	$6,539,679	$—	$(4,842,680)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$724,368,186	$97,102,995	$—	$821,471,181
Other Investments*	—	—	—	—

Total	$724,368,186	$97,102,995	$—	$821,471,181

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,091,773,097

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,437,844,496

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,278,577
Aggregate gross unrealized depreciation	(400,755,483)

Net unrealized depreciation	$(381,476,906)

Federal income tax cost of investments	$1,202,948,087

At December 31, 2008, the Portfolio had loaned securities with a total value of $78,106,723. This was secured by collateral of $78,002,817 which was received as cash and subsequently invested in short-term investments currently valued at $75,963,759, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $237,764,301 which expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (2.1%)
Diversified Consumer Services (0.4%)
ITT Educational Services, Inc.*^	14,300	$1,358,214

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	12,845	658,692

Media (1.5%)
Comcast Corp., Class A	177,740	3,000,251
DIRECTV Group, Inc.*	88,796	2,034,316

		5,034,567

Total Consumer Discretionary		7,051,473

Energy (0.0%)
Energy Equipment & Services (0.0%)
Diamond Offshore Drilling, Inc.^	420	24,755
Weatherford International Ltd.*	2,536	27,439

Total Energy		52,194

Industrials (4.9%)
Aerospace & Defense (0.2%)
Lockheed Martin Corp.	2,875	241,730
Northrop Grumman Corp.	5,710	257,178
Raytheon Co.	4,615	235,550

		734,458

Electrical Equipment (3.6%)
ABB Ltd. (Registered)*	118,235	1,782,299
First Solar, Inc.*^	9,297	1,282,614
SunPower Corp., Class B*^	138,205	4,206,960
Suntech Power Holdings Co., Ltd. (ADR)*^	396,875	4,643,438

		11,915,311

Industrial Conglomerates (0.9%)
Koninklijke Philips Electronics N.V. (N.Y. Shares)	157,380	3,127,141

Professional Services (0.2%)
Manpower, Inc.^	23,900	812,361

Total Industrials		16,589,271

Information Technology (85.1%)
Communications Equipment (16.3%)
Cisco Systems, Inc.*	1,113,565	18,151,110
Corning, Inc.	670,029	6,385,376
Juniper Networks, Inc.*^	88,330	1,546,658
Nice Systems Ltd. (ADR)*	220,170	4,947,220
Nokia Oyj (ADR)	419,010	6,536,556
QUALCOMM, Inc.	338,920	12,143,504
Research In Motion Ltd.*	72,130	2,927,035
Riverbed Technology, Inc.*^	220,800	2,514,912

		55,152,371

Computers & Peripherals (14.7%)
Apple, Inc.*	145,250	12,397,087
Data Domain, Inc.*^	35,042	658,790
Dell, Inc.*	354,230	3,627,315
EMC Corp.*	193,455	2,025,474
Hewlett-Packard Co.	504,350	18,302,861
International Business Machines Corp.	89,990	7,573,558
NetApp, Inc.*^	189,080	2,641,448

	Number of Shares	Value (Note 1)
Seagate Technology	611,239	$2,707,789

		49,934,322

Electronic Equipment, Instruments & Components (1.9%)
Hon Hai Precision Industry Co., Ltd.	582,562	1,148,496
Hon Hai Precision Industry Co., Ltd. (GDR)	257,265	1,022,531
L-1 Identity Solutions, Inc.*	624,694	4,210,438

		6,381,465

Internet Software & Services (7.6%)
Baidu.com (ADR)*	2,185	285,295
Equinix, Inc.*^	45,715	2,431,581
Google, Inc., Class A*	60,135	18,500,533
Netease.com (ADR)*^	77,690	1,716,949
Tencent Holdings Ltd.	75,000	488,268
VeriSign, Inc.*^	87,900	1,677,132
Yahoo!, Inc.*	52,070	635,254

		25,735,012

IT Services (7.0%)
Accenture Ltd., Class A^	170,855	5,602,335
Automatic Data Processing, Inc.	93,120	3,663,341
Cognizant Technology Solutions Corp., Class A*	155,370	2,805,982
DST Systems, Inc.*^	40,500	1,538,190
VeriFone Holdings, Inc.*^	495,490	2,427,901
Visa, Inc., Class A	35,400	1,856,730
Western Union Co.	408,000	5,850,720

		23,745,199

Semiconductors & Semiconductor Equipment (17.2%)
Altera Corp.	121,800	2,035,278
Analog Devices, Inc.	157,355	2,992,892
Applied Materials, Inc.	110,690	1,121,290
ASML Holding N.V. (N.Y. Shares)^	43,900	793,273
Atheros Communications, Inc.*^	74,860	1,071,247
Broadcom Corp., Class A*^	225,103	3,819,998
Intel Corp.	998,500	14,638,009
Lam Research Corp.*^	136,195	2,898,230
Linear Technology Corp.^	119,625	2,646,105
Marvell Technology Group Ltd.*	286,600	1,911,622
Maxim Integrated Products, Inc.^	124,500	1,421,790
ON Semiconductor Corp.*	795,585	2,704,989
Samsung Electronics Co., Ltd.	3,604	1,308,676
Samsung Electronics Co., Ltd. (GDR)^§	27,765	4,860,825
Skyworks Solutions, Inc.*^	302,300	1,674,742
Taiwan Semiconductor Manufacturing Co., Ltd.	1,829,102	2,503,547
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	140,085	1,106,672
Texas Instruments, Inc.	446,087	6,923,270
Xilinx, Inc.	105,400	1,878,228

		58,310,683

Software (20.4%)
Activision Blizzard, Inc.*	539,170	4,658,429
Adobe Systems, Inc.*	122,360	2,605,044
BMC Software, Inc.*	103,595	2,787,741
CA, Inc.	103,615	1,919,986
Electronic Arts, Inc.*	164,700	2,641,788
Intuit, Inc.*	47,300	1,125,267
Longtop Financial Technologies Ltd. (ADR)*	8,067	121,973
McAfee, Inc.*^	144,415	4,992,427
Microsoft Corp.	1,283,620	24,953,573

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Nintendo Co., Ltd.	8,650	$3,323,286
Oracle Corp.*	696,305	12,345,488
Red Hat, Inc.*	136,000	1,797,920
Salesforce.com, Inc.*^	37,430	1,198,134
VMware, Inc., Class A*^	203,670	4,824,942

		69,295,998

Total Information Technology		288,555,050

Materials (0.4%)
Chemicals (0.4%)
Monsanto Co.	19,340	1,360,569

Total Materials		1,360,569

Telecommunication Services (3.0%)
Wireless Telecommunication Services (3.0%)
American Tower Corp., Class A*	79,700	2,336,804
China Mobile Ltd. (ADR)^	153,355	7,798,102

Total Telecommunication Services		10,134,906

Total Common Stocks (95.5%) (Cost $468,624,420)		323,743,463

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.2%)
Semiconductor HOLDRs Trust (Cost $599,761)	32,145	568,967

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (12.8%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$1,020,000	1,015,121
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	750,000	733,754
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	1,010,000	1,003,786
Comerica Bank
1.06%, 3/16/09 (l)	339,995	331,459
Deutsche Bank Securities, Inc., Repurchase Agreement
0.10%, 1/2/09 (r)(u)	28,146,978	28,146,978
General Electric Capital Corp.
0.40%, 3/12/10 (l)	140,000	133,641
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	950,000	945,139
Hartford Life, Inc.
1.62%, 2/2/09 (l)	270,000	270,000
K2 (USA) LLC
0.37%, 5/29/09 (l)	1,349,815	1,341,176
0.37%, 6/18/09 (l)	1,689,752	1,677,518
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	849,996	76,500
Links Finance LLC
0.37%, 6/25/09 (l)	509,937	505,386
MBIA Global Funding LLC
0.37%, 3/30/09 (l)	850,000	836,851
Monumental Global Funding II
0.43%, 5/26/10 (l)	1,590,000	1,367,400
Morgan Stanley
2.87%, 2/9/09 (l)	2,637,534	2,637,534
0.19%, 5/7/09 (l)	1,690,000	1,661,536

	Principal Amount	Value (Note 1)
Pricoa Global Funding I
0.40%, 6/25/10 (l)	$1,009,849	$893,153

Total Short-Term Investments of Cash Collateral for Securities Loaned		43,576,932

Time Deposit (3.7%)
JP Morgan Chase Nassau
0.001%, 1/2/09	12,451,723	12,451,723

Total Short-Term Investments (16.5%) (Cost/Amortized Cost $57,255,578)		56,028,655

Total Investments (112.2%) (Cost/Amortized Cost $526,479,759)		380,341,085
Other Assets Less Liabilities (-12.2%)		(41,322,167)

Net Assets (100%)		$339,018,918

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $4,860,825 or 1.4% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(u)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 0.000% - 7.500%, maturing 3/15/23 - 6/15/38; Federal National Mortgage Association, 0.000% - 7.000%, maturing 5/25/09 – 10/1/38; Government National Mortgage Association, 0.000% - 7.390%, maturing 10/16/27 – 11/16/44.

Glossary:

ADR          —    American Depositary Receipt

GDR          —    Global Depositary Receipt

HOLDRs   —    Holding Company Depositary Receipts

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$307,874,502	$72,466,583	$—	$380,341,085
Other Investments*	$—	—	—	—

Total	$307,874,502	$72,466,583	$—	$380,341,085

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$ 863,573	$ —
Total gains or losses (realized/unrealized) included in earnings	(160,660)	—
Purchases, sales, issuances, and settlements (net)	(702,913)	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$ —	$ —

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$ —	$ —

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$747,390,614

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$775,485,305

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(189,652,042)

Net unrealized depreciation	$(189,652,042)

Federal income tax cost of investments	$569,993,127

At December 31, 2008, the Portfolio had loaned securities with a total value of $44,048,802. This was secured by collateral of $44,803,855 which was received as cash and subsequently invested in short-term investments currently valued at $43,576,932, as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $14,352, which the Portfolio cannot repledge and accordingly is not reflected in the Portfolio’s assets and liabilities.

For the year ended December 31, 2008, the Portfolio incurred approximately $680 as brokerage commissions with BNP Paribas S.A. and $1,883 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $86,028,035 of which $38,254,621 expires in the year 2010, $25,653,017 expires in the year 2011, and $22,120,397 expires in the year 2016.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	1,493,054	$15,264,311
EQ/Equity 500 Index Portfolio‡	880,067	13,867,546
EQ/International ETF Portfolio‡	1,594,100	10,111,089
EQ/PIMCO Real Return Portfolio‡	59,019	547,408
EQ/Small Company Index Portfolio‡	390,868	2,644,635
EQ/Van Kampen Emerging Markets Equity Portfolio‡	392,419	3,000,069
Multimanager Aggressive Equity Portfolio‡	165,453	2,800,187
Multimanager High Yield Portfolio‡	965,723	3,444,376
Multimanager Large Cap Value Portfolio‡	444,724	3,208,569
Multimanager Mid Cap Growth Portfolio‡	30,076	153,771
Multimanager Mid Cap Value Portfolio‡	242,593	1,401,247

Total Investment Companies (99.9%) (Cost $77,869,791)		56,443,208

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $302,705)	$302,705	302,705

Total Investments (100.4%) (Cost/Amortized Cost $78,172,496)		56,745,913

Other Assets Less Liabilities (-0.4%)		(224,730)

Net Assets (100%)		$56,521,183

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$3,488,698	$20,414,239	$8,571,704	$15,264,311	$656,131	$(70,989)
EQ/Equity 500 Index Portfolio	3,577,893	21,958,089	5,320,080	13,867,546	368,905	(1,134,790)
EQ/International ETF Portfolio	2,251,786	17,298,935	3,714,676	10,111,089	741,167	(978,049)
EQ/PIMCO Real Return Portfolio	—	1,014,162	418,164	547,408	18,273	(11,195)
EQ/Small Company Index Portfolio	832,473	4,008,968	900,523	2,644,635	36,333	5,965
EQ/Van Kampen Emerging Markets Equity Portfolio	756,449	6,035,432	1,623,883	3,000,069	15,726	(437,545)
Multimanager Aggressive Equity Portfolio	1,242,657	4,979,656	1,567,212	2,800,187	22,624	(416,311)
Multimanager High Yield Portfolio	772,941	5,040,215	1,054,695	3,444,376	426,258	(180,783)
Multimanager Large Cap Value Portfolio	425,904	5,481,525	1,170,861	3,208,569	70,949	(305,505)
Multimanager Mid Cap Growth Portfolio	69,169	235,734	69,157	153,771	—	(19,767)
Multimanager Mid Cap Value Portfolio	310,044	2,289,678	570,201	1,401,247	12,275	(144,038)

	$13,728,014	$88,756,633	$24,981,156	$56,443,208	$2,368,641	$(3,693,007)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$56,745,913	$—	$56,745,913
Other Investments*	—	—	—	—

Total	$—	$56,745,913	$—	$56,745,913

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$88,756,633

Net Proceeds of Sales and Redemptions:
Investment Companies	$20,576,831

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,781
Aggregate gross unrealized depreciation	(21,106,014)

Net unrealized depreciation	$(21,104,233)

Federal income tax cost of investments	$77,850,146

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	863,019	$8,823,115
EQ/Equity 500 Index Portfolio‡	1,109,661	17,485,334
EQ/International ETF Portfolio‡	1,728,419	10,963,054
EQ/PIMCO Real Return Portfolio‡	45,633	423,252
EQ/Small Company Index Portfolio‡	521,999	3,531,876
EQ/Van Kampen Emerging Markets Equity Portfolio‡	383,740	2,933,722
Multimanager Aggressive Equity Portfolio‡	172,797	2,924,488
Multimanager High Yield Portfolio‡	602,962	2,150,542
Multimanager Large Cap Value Portfolio‡	452,204	3,262,534
Multimanager Mid Cap Growth Portfolio‡	22,387	114,461
Multimanager Mid Cap Value Portfolio‡	280,057	1,617,642

Total Investments (100.0%) (Cost $80,317,533)		54,230,020
Other Assets Less Liabilities (0.0%)		(6,310)

Net Assets (100%)		$54,223,710

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$2,903,739	$10,006,091	$4,047,710	$8,823,115	$371,129	$183,875
EQ/Equity 500 Index Portfolio	5,775,058	23,308,149	2,783,234	17,485,334	450,662	(599,375)
EQ/International ETF Portfolio	3,419,898	15,924,235	1,716,630	10,963,054	780,721	(364,939)
EQ/PIMCO Real Return Portfolio	—	559,757	87,071	423,252	12,386	10,868
EQ/Small Company Index Portfolio	1,310,528	4,489,274	470,736	3,531,876	47,355	246,460
EQ/Van Kampen Emerging Markets Equity Portfolio	1,111,291	5,320,247	705,360	2,933,722	14,803	(27,930)
Multimanager Aggressive Equity Portfolio	1,661,127	3,947,031	583,072	2,924,488	22,698	(101,794)
Multimanager High Yield Portfolio	544,225	2,724,241	262,928	2,150,542	259,108	(37,789)
Multimanager Large Cap Value Portfolio	572,952	4,806,379	533,653	3,262,534	69,942	(152,233)
Multimanager Mid Cap Growth Portfolio	135,182	80,272	29,648	114,461	—	(5,338)
Multimanager Mid Cap Value Portfolio	422,590	2,224,972	259,542	1,617,642	13,724	(54,235)

	$17,856,590	$73,390,648	$11,479,584	$54,230,020	$2,042,528	$(902,430)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$54,230,020	$—	$54,230,020
Other Investments*	—	—	—	—

Total	$—	$54,230,020	$—	$54,230,020

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$73,390,648

Net Proceeds of Sales and Redemptions:
Investment Companies	$9,730,153

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,416
Aggregate gross unrealized depreciation	(25,742,220)

Net unrealized depreciation	$(25,740,804)

Federal income tax cost of investments	$79,970,824

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	179,861	$1,838,822
EQ/Equity 500 Index Portfolio‡	606,998	9,564,697
EQ/International ETF Portfolio‡	865,882	5,492,134
EQ/PIMCO Real Return Portfolio‡	13,412	124,398
EQ/Small Company Index Portfolio‡	247,268	1,673,030
EQ/Van Kampen Emerging Markets Equity Portfolio‡	199,519	1,525,334
Multimanager Aggressive Equity Portfolio‡	82,260	1,392,198
Multimanager High Yield Portfolio‡	174,303	621,675
Multimanager Large Cap Value Portfolio‡	208,993	1,507,827
Multimanager Mid Cap Growth Portfolio‡	20,683	105,746
Multimanager Mid Cap Value Portfolio‡	107,646	621,774

Total Investment Companies (100.0%) (Cost $37,059,274)		24,467,635

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $17,385)	$17,385	17,385

Total Investments (100.1%) (Cost/Amortized Cost $37,076,659)		24,485,020
Other Assets Less Liabilities (-0.1%)		(16,796)

Net Assets (100%)		$24,468,224

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$725,876	$1,904,451	$788,841	$1,838,822	$77,902	$(10,735)
EQ/Equity 500 Index Portfolio	3,867,742	11,285,419	960,633	9,564,697	249,206	(159,025)
EQ/International ETF Portfolio	2,273,602	7,030,368	585,128	5,492,134	395,061	(172,355)
EQ/PIMCO Real Return Portfolio	—	157,647	20,084	124,398	3,799	2,807
EQ/Small Company Index Portfolio	831,159	1,866,452	168,499	1,673,030	22,603	112,996
EQ/Van Kampen Emerging Markets Equity Portfolio	739,064	2,420,434	236,280	1,525,334	7,806	1,819
Multimanager Aggressive Equity Portfolio	965,925	1,546,004	180,470	1,392,198	10,929	(45,093)
Multimanager High Yield Portfolio	221,099	688,608	49,083	621,675	75,501	(12,099)
Multimanager Large Cap Value Portfolio	320,396	2,039,685	152,199	1,507,827	32,647	(53,923)
Multimanager Mid Cap Growth Portfolio	103,739	79,608	11,006	105,746	—	(1,623)
Multimanager Mid Cap Value Portfolio	224,760	745,738	64,502	621,774	5,328	(15,813)

	$10,273,362	$29,764,414	$3,216,725	$24,467,635	$880,782	$(353,044)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$24,485,020	$—	$24,485,020
Other Investments*	—	—	—	—

Total	$—	$24,485,020	$—	$24,485,020

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$29,764,414

Net Proceeds of Sales and Redemptions:
Investment Companies	$2,451,933

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,505
Aggregate gross unrealized depreciation	(12,420,878)

Net unrealized depreciation	$(12,419,373)

Federal income tax cost of investments	$36,904,393

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Equity 500 Index Portfolio‡	327,742	$5,164,352
EQ/International ETF Portfolio‡	451,926	2,866,485
EQ/Small Company Index Portfolio‡	145,328	983,300
EQ/Van Kampen Emerging Markets Equity Portfolio‡	101,413	775,313
Multimanager Aggressive Equity Portfolio‡	42,836	724,968
Multimanager Large Cap Value Portfolio‡	99,502	717,881
Multimanager Mid Cap Growth Portfolio‡	15,647	79,999
Multimanager Mid Cap Value Portfolio‡	59,193	341,906

Total Investment Companies (99.5%) (Cost $18,521,312)		11,654,204

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.7%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $73,592)	$73,592	73,592

Total Investments (100.2%) (Cost/Amortized Cost $18,594,904)		11,727,796
Other Assets Less Liabilities (-0.2%)		(17,753)

Net Assets (100%)		$11,710,043

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios (Multimanager) and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Equity 500 Index Portfolio	$3,063,876	$4,921,577	$309,467	$5,164,352	$132,411	$(5,860)
EQ/International ETF Portfolio	1,777,561	3,055,318	178,035	2,866,485	202,876	(31,152)
EQ/Small Company Index Portfolio	637,834	905,913	56,335	983,300	13,084	85,105
EQ/Van Kampen Emerging Markets Equity Portfolio	580,850	1,043,425	65,498	775,313	3,883	34,926
Multimanager Aggressive Equity Portfolio	678,524	597,103	49,973	724,968	5,603	(6,427)
Multimanager Large Cap Value Portfolio	222,816	863,304	43,506	717,881	15,271	(11,759)
Multimanager Mid Cap Growth Portfolio	91,060	48,119	3,252	79,999	—	802
Multimanager Mid Cap Value Portfolio	154,389	357,359	23,461	341,906	2,872	(2,856)

	$7,206,910	$11,792,118	$729,527	$11,654,204	$376,000	$62,779

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$11,727,796	$—	$11,727,796
Other Investments*	—	—	—	—

Total	$—	$11,727,796	$—	$11,727,796

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$11,792,118

Net Proceeds of Sales and Redemptions:
Investment Companies	$569,771
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$483
Aggregate gross unrealized depreciation	(6,778,030)

Net unrealized depreciation	$(6,777,547)

Federal income tax cost of investments	$18,505,343

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $1,611,790,172)	$1,459,119,422
Unaffiliated Issuers (Amortized Cost $2,140,216)	2,140,216
Receivable from Separate Accounts for Trust shares sold	1,368,899
Dividends, interest and other receivables	24
Other assets	913

Total assets	1,462,629,474

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	4,103,112
Payable for securities purchased	1,017,935
Distribution fees payable - Class B	295,097
Administrative fees payable	20,918
Trustees’ fees payable	4,979
Accrued expenses	152,631

Total liabilities	5,594,672

NET ASSETS	$1,457,034,802

Net assets were comprised of:
Paid in capital	$1,653,414,148
Accumulated undistributed net investment income	27,060
Accumulated overdistributed net realized gain	(43,735,656)
Unrealized depreciation on investments	(152,670,750)

Net assets	$1,457,034,802

Class A
Net asset value, offering and redemption price per share, $13,471,684 / 1,475,502 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.13

Class B
Net asset value, offering and redemption price per share, $1,443,563,118 / 158,062,529 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$60,730,197
Interest	74,993

Total income	60,805,190

EXPENSES
Distribution fees - Class B	2,492,048
Administrative fees	1,547,307
Investment management fees	1,008,180
Printing and mailing expenses	217,161
Custodian fees	112,000
Professional fees	96,082
Trustees’ fees	7,922
Miscellaneous	17,843

Gross expenses	5,498,543
Less: Waiver from investment advisor	(2,000,202)

Net expenses	3,498,341

NET INVESTMENT INCOME	57,306,849

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(37,991,388)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	12,630,683

Net realized loss	(25,360,705)
Net change in unrealized depreciation on securities	(150,175,746)

NET REALIZED AND UNREALIZED LOSS	(175,536,451)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,229,602)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$57,306,849	$19,024,473
Net realized gain (loss) on investments	(25,360,705)	16,134,910
Net change in unrealized depreciation on investments	(150,175,746)	(7,009,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(118,229,602)	28,149,447

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(655,043)	(343,169)
Class B	(65,328,312)	(20,640,951)

	(65,983,355)	(20,984,120)

Distributions from net realized capital gains
Class A	(159,162)	(142,356)
Class B	(15,035,571)	(8,915,689)

	(15,194,733)	(9,058,045)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(81,178,088)	(30,042,165)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,069,978 and 906,451 shares, respectively ]	10,982,944	10,076,332
Capital shares issued in reinvestment of dividends and distributions [ 88,583 and 44,696 shares, respectively ]	814,205	485,525
Capital shares repurchased [ (510,048) and (584,264) shares, respectively ]	(5,278,473)	(6,472,977)

Total Class A transactions	6,518,676	4,088,880

Class B
Capital shares sold [ 127,294,015 and 45,830,767 shares, respectively ]	1,300,858,008	509,102,243
Capital shares issued in reinvestment of dividends and distributions [ 8,758,366 and 2,720,777 shares, respectively ]	80,363,883	29,556,640
Capital shares repurchased [ (31,689,523) and (26,138,927) shares, respectively ]	(325,801,892)	(291,328,656)

Total Class B transactions	1,055,419,999	247,330,227

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,061,938,675	251,419,107

TOTAL INCREASE IN NET ASSETS	862,530,985	249,526,389
NET ASSETS:
Beginning of year	594,503,817	344,977,428

End of year (a)	$1,457,034,802	$594,503,817

(a) Includes accumulated undistributed (overdistributed) net investment income of	$27,060	$(4,099)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $1,693,730,696)	$1,413,029,447
Receivable from Separate Accounts for Trust shares sold	1,655,012
Dividends, interest and other receivables	2
Other assets	1,259

Total assets	1,414,685,720

LIABILITIES
Overdraft payable	515,642
Payable for securities purchased	941,522
Payable to Separate Accounts for Trust shares redeemed	550,814
Distribution fees payable - Class B	278,534
Administrative fees payable	14,641
Trustees’ fees payable	11,540
Accrued expenses	144,215

Total liabilities	2,456,908

NET ASSETS	$1,412,228,812

Net assets were comprised of:
Paid in capital	$1,782,332,509
Accumulated undistributed net investment income	74,061
Accumulated overdistributed net realized gain	(89,476,509)
Unrealized depreciation on investments	(280,701,249)

Net assets	$1,412,228,812

Class A
Net asset value, offering and redemption price per share, $42,358,449 / 4,851,110 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.73

Class B
Net asset value, offering and redemption price per share, $1,369,870,363 / 156,839,641 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$51,050,900
Interest	32,790

Total income	51,083,690

EXPENSES
Distribution fees - Class B	3,331,331
Administrative fees	2,086,496
Investment management fees	1,367,631
Printing and mailing expenses	246,357
Custodian fees	156,000
Professional fees	104,068
Trustees’ fees	12,961
Miscellaneous	29,996

Gross expenses	7,334,840
Less: Waiver from investment advisor	(2,639,563)

Net expenses	4,695,277

NET INVESTMENT INCOME	46,388,413

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(82,009,503)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	14,387,384

Net realized loss	(67,622,119)
Net change in unrealized depreciation on securities	(278,360,522)

NET REALIZED AND UNREALIZED LOSS	(345,982,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(299,594,228)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$46,388,413	$30,307,938
Net realized gain (loss) on investments	(67,622,119)	42,759,713
Net change in unrealized depreciation on investments	(278,360,522)	(21,304,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(299,594,228)	51,762,976

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,766,250)	(360,633)
Class B	(52,906,098)	(36,655,205)

	(54,672,348)	(37,015,838)

Distributions from net realized capital gains
Class A	(1,208,976)	(200,658)
Class B	(35,694,108)	(22,427,474)

	(36,903,084)	(22,628,132)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(91,575,432)	(59,643,970)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,553,949 and 595,711 shares, respectively ]	51,240,975	7,122,738
Capital shares issued in reinvestment of dividends and distributions [ 325,666 and 48,600 shares, respectively ]	2,975,226	561,291
Capital shares repurchased [ (972,595) and (177,858) shares, respectively ]	(9,886,872)	(2,131,161)

Total Class A transactions	44,329,329	5,552,868

Class B
Capital shares sold [ 76,638,582 and 44,471,426 shares, respectively ]	809,236,946	528,746,071
Capital shares issued in reinvestment of dividends and distributions [ 9,721,698 and 5,114,496 shares, respectively ]	88,600,206	59,082,679
Capital shares repurchased [ (28,758,156) and (20,050,818) shares, respectively ]	(300,109,816)	(238,903,327)

Total Class B transactions	597,727,336	348,925,423

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	642,056,665	354,478,291

TOTAL INCREASE IN NET ASSETS	250,887,005	346,597,297
NET ASSETS:
Beginning of year	1,161,341,807	814,744,510

End of year (a)	$1,412,228,812	$1,161,341,807

(a) Includes accumulated undistributed (overdistributed) net investment income of	$74,061	$(8,863)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $10,655,378,039)	$8,381,624,812
Unaffiliated Issuers (Amortized Cost $9,305,230)	9,305,230
Receivable from Separate Accounts for Trust shares sold	7,790,927
Dividends, interest and other receivables	67
Other assets	12,125

Total assets	8,398,733,161

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,401,915
Payable for securities purchased	1,823,690
Distribution fees payable - Class B	1,195,024
Administrative fees payable	346,760
Trustees’ fees payable	237,101
Accrued expenses	490,157

Total liabilities	7,494,647

NET ASSETS	$8,391,238,514

Net assets were comprised of:
Paid in capital	$11,193,411,776
Accumulated undistributed net investment income	459,926
Accumulated overdistributed net realized gain	(528,879,961)
Unrealized depreciation on investments	(2,273,753,227)

Net assets	$8,391,238,514

Class A
Net asset value, offering and redemption price per share, $2,494,211,899 / 210,983,913 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.82

Class B
Net asset value, offering and redemption price per share, $5,897,026,615 / 501,655,383 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$322,626,673
Interest	171,119

Total income	322,797,792

EXPENSES
Distribution fees - Class B	15,715,521
Administrative fees	13,943,927
Investment management fees	9,272,392
Printing and mailing expenses	1,537,797
Professional fees	218,048
Trustees’ fees	188,885
Custodian fees	140,000
Miscellaneous	172,012

Gross expenses	41,188,582
Less: Waiver from investment advisor	(16,225,583)

Net expenses	24,962,999

NET INVESTMENT INCOME	297,834,793

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities ($460,778,617 realized loss from affiliates)	(455,301,678)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	112,261,687

Net realized loss	(343,039,991)
Net change in unrealized depreciation on securities	(2,541,084,273)

NET REALIZED AND UNREALIZED LOSS	(2,884,124,264)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,586,289,471)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$297,834,793	$224,801,190
Net realized gain (loss) on investments	(343,039,991)	460,181,046
Net change in unrealized depreciation on investments	(2,541,084,273)	(158,451,328)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,586,289,471)	526,530,908

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(113,469,497)	(105,236,725)
Class B	(251,507,749)	(193,396,912)

	(364,977,246)	(298,633,637)

Distributions from net realized capital gains
Class A	(125,314,508)	(59,012,131)
Class B	(269,192,698)	(110,325,508)

	(394,507,206)	(169,337,639)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(759,484,452)	(467,971,276)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 35,369,207 and 8,562,854 shares, respectively ]	582,522,475	150,370,214
Capital shares issued in reinvestment of dividends and distributions [ 18,657,286 and 9,650,572 shares, respectively ]	238,784,005	164,248,856
Capital shares repurchased [ (26,852,722) and (17,668,925) shares, respectively ]	(400,995,956)	(309,062,387)

Total Class A transactions	420,310,524	5,556,683

Class B
Capital shares sold [ 133,325,290 and 91,622,538 shares, respectively ]	1,991,829,536	1,595,381,036
Capital shares issued in reinvestment of dividends and distributions [ 41,150,293 and 17,951,582 shares, respectively ]	520,700,447	303,722,420
Capital shares repurchased [ (42,683,134) and (28,753,776) shares, respectively ]	(629,109,230)	(501,225,485)

Total Class B transactions	1,883,420,753	1,397,877,971

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,303,731,277	1,403,434,654

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,042,042,646)	1,461,994,286
NET ASSETS:
Beginning of year	9,433,281,160	7,971,286,874

End of year (a)	$8,391,238,514	$9,433,281,160

(a) Includes accumulated undistributed (overdistributed) net investment income of	$459,926	$(239,308)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $12,491,868,210)	$9,139,141,444
Unaffiliated Issuers (Amortized Cost $3,508,052)	3,508,052
Receivable from Separate Accounts for Trust shares sold	8,152,343
Dividends, interest and other receivables	14
Other assets	8,778

Total assets	9,150,810,631

LIABILITIES
Payable for securities purchased	6,954,860
Distribution fees payable - Class B	1,803,395
Payable to Separate Accounts for Trust shares redeemed	721,689
Administrative fees payable	391,475
Trustees’ fees payable	107,059
Accrued expenses	526,051

Total liabilities	10,504,529

NET ASSETS	$9,140,306,102

Net assets were comprised of:
Paid in capital	$13,422,558,025
Accumulated undistributed net investment income	867,598
Accumulated overdistributed net realized gain	(930,392,755)
Unrealized depreciation on investments	(3,352,726,766)

Net assets	$9,140,306,102

Class A
Net asset value, offering and redemption price per share, $225,733,997 / 25,764,163 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76

Class B
Net asset value, offering and redemption price per share, $8,914,572,105 / 1,017,274,977 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$227,157,365
Interest	129,054

Total income	227,286,419

EXPENSES
Distribution fees - Class B	25,507,017
Administrative fees	15,710,875
Investment management fees	10,450,328
Printing and mailing expenses	1,687,530
Professional fees	239,483
Custodian fees	130,000
Trustees’ fees	108,182
Miscellaneous	217,284

Gross expenses	54,050,699
Less: Waiver from investment advisor	(18,138,784)

Net expenses	35,911,915

NET INVESTMENT INCOME	191,374,504

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(900,374,265)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	131,681,163

Net realized loss	(768,693,102)
Net change in unrealized depreciation on securities	(3,387,522,063)

NET REALIZED AND UNREALIZED LOSS	(4,156,215,165)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,964,840,661)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$191,374,504	$161,866,430
Net realized gain (loss) on investments	(768,693,102)	717,649,885
Net change in unrealized depreciation on investments	(3,387,522,063)	(391,048,010)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,964,840,661)	488,468,305

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(6,777,370)	(5,766,451)
Class B	(245,065,760)	(281,561,007)

	(251,843,130)	(287,327,458)

Distributions from net realized capital gains
Class A	(14,654,657)	(5,060,406)
Class B	(543,755,340)	(282,755,087)

	(558,409,997)	(287,815,493)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(810,253,127)	(575,142,951)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 12,794,101 and 6,867,459 shares, respectively ]	164,217,999	99,354,568
Capital shares issued in reinvestment of dividends and distributions [ 2,104,181 and 780,462 shares, respectively ]	21,432,027	10,826,857
Capital shares repurchased [ (3,380,022) and (634,910) shares, respectively ]	(36,717,327)	(9,235,532)

Total Class A transactions	148,932,699	100,945,893

Class B
Capital shares sold [ 243,066,982 and 275,720,472 shares, respectively ]	2,886,327,395	3,971,971,916
Capital shares issued in reinvestment of dividends and distributions [ 77,555,400 and 40,655,773 shares, respectively ]	788,821,100	564,316,094
Capital shares repurchased [ (67,941,486) and (27,473,093) shares, respectively ]	(772,629,652)	(394,688,638)

Total Class B transactions	2,902,518,843	4,141,599,372

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,051,451,542	4,242,545,265

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,723,642,246)	4,155,870,619
NET ASSETS:
Beginning of year	10,863,948,348	6,708,077,729

End of year (a)	$9,140,306,102	$10,863,948,348

(a) Includes accumulated undistributed (overdistributed) net investment income of	$867,598	$(66,480)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $3,696,087,058)	$2,500,933,429
Unaffiliated Issuers (Amortized Cost $908,395)	908,395
Receivable from Separate Accounts for Trust shares sold	3,081,506
Dividends, interest and other receivables	13
Other assets	2,545

Total assets	2,504,925,888

LIABILITIES
Payable for securities purchased	892,821
Distribution fees payable - Class B	490,545
Payable to Separate Accounts for Trust shares redeemed	403,995
Administrative fees payable	81,807
Trustees’ fees payable	28,772
Accrued expenses	204,243

Total liabilities	2,102,183

NET ASSETS	$2,502,823,705

Net assets were comprised of:
Paid in capital	$4,099,212,207
Accumulated undistributed net investment income	234,517
Accumulated overdistributed net realized gain	(401,469,390)
Unrealized depreciation on investments	(1,195,153,629)

Net assets	$2,502,823,705

Class A
Net asset value, offering and redemption price per share, $75,826,602 / 9,302,635 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.15

Class B
Net asset value, offering and redemption price per share, $2,426,997,103 / 297,705,827 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$45,228,797
Interest	62,619

Total income	45,291,416

EXPENSES
Distribution fees - Class B	7,161,168
Administrative fees	4,485,137
Investment management fees	2,966,685
Printing and mailing expenses	469,187
Professional fees	126,344
Custodian fees	115,000
Trustees’ fees	31,419
Miscellaneous	70,316

Gross expenses	15,425,256
Less: Waiver from investment advisor	(5,313,541)

Net expenses	10,111,715

NET INVESTMENT INCOME	35,179,701

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(379,438,292)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	35,772,811

Net realized loss	(343,665,481)
Net change in unrealized depreciation on securities	(1,140,191,318)

NET REALIZED AND UNREALIZED LOSS	(1,483,856,799)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,448,677,098)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$35,179,701	$28,231,110
Net realized gain (loss) on investments	(343,665,481)	262,997,472
Net change in unrealized depreciation on investments	(1,140,191,318)	(179,437,938)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,448,677,098)	111,790,644

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,685,108)	(2,513,188)
Class B	(47,952,586)	(70,282,453)

	(49,637,694)	(72,595,641)

Distributions from net realized capital gains
Class A	(7,547,940)	(3,170,531)
Class B	(199,089,293)	(98,280,335)

	(206,637,233)	(101,450,866)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(256,274,927)	(174,246,507)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,923,698 and 3,530,859 shares, respectively ]	63,432,867	54,140,171
Capital shares issued in reinvestment of dividends and distributions [ 896,432 and 389,142 shares, respectively ]	9,233,048	5,683,719
Capital shares repurchased [ (3,175,873) and (743,806) shares, respectively ]	(35,571,422)	(11,501,059)

Total Class A transactions	37,094,493	48,322,831

Class B
Capital shares sold [ 96,966,280 and 100,541,684 shares, respectively ]	1,136,496,815	1,542,421,807
Capital shares issued in reinvestment of dividends and distributions [ 24,424,473 and 11,538,418 shares, respectively ]	247,041,879	168,562,788
Capital shares repurchased [ (30,662,291) and (13,558,004) shares, respectively ]	(349,212,091)	(207,039,761)

Total Class B transactions	1,034,326,603	1,503,944,834

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,071,421,096	1,552,267,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	(633,530,929)	1,489,811,802
NET ASSETS:
Beginning of year	3,136,354,634	1,646,542,832

End of year (a)	$2,502,823,705	$3,136,354,634

(a) Includes accumulated undistributed (overdistributed) net investment income of	$234,517	$(16,380)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,271,438,608) (Securities on loan at market value $171,611,953)	$975,709,661
Cash	3,252,418
Foreign Cash (Cost $840)	721
Receivable from affiliate (†)	2,927,830
Receivable for securities sold	2,617,811
Dividends, interest and other receivables	998,208
Receivable from Separate Accounts for Trust shares sold	44,836
Other assets	4,590

Total assets	985,556,075

LIABILITIES
Payable for return of cash collateral on securities loaned	172,894,203
Payable for securities purchased	4,982,805
Payable to Separate Accounts for Trust shares redeemed	1,119,155
Investment management fees payable	426,302
Administrative fees payable	113,475
Trustees’ fees payable	57,065
Distribution fees payable - Class B	23,633
Accrued expenses	36,043

Total liabilities	179,652,681

NET ASSETS	$805,903,394

Net assets were comprised of:
Paid in capital	$2,262,562,366
Accumulated undistributed net investment income	816,261
Accumulated net realized loss	(1,161,754,800)
Unrealized depreciation on investments and foreign currency translations	(295,720,433)

Net assets	$805,903,394

Class A
Net asset value, offering and redemption price per share, $690,098,050 / 40,518,221 shares outstanding (unlimited amount authorized: $0.001 par value)	$17.03

Class B
Net asset value, offering and redemption price per share, $115,805,344 / 6,916,689 shares outstanding (unlimited amount authorized: $0.001 par value)	$16.74

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $3,364 foreign withholding tax)	$19,543,340
Interest	2,149,230
Securities lending (net)	2,767,173

Total income	24,459,743

EXPENSES
Investment management fees	13,721,090
Administrative fees	3,451,765
Distribution fees - Class B	453,617
Printing and mailing expenses	243,284
Custodian fees	167,000
Professional fees	92,760
Trustees’ fees	27,203
Miscellaneous	76,886

Gross expenses	18,233,605
Less: Fees paid indirectly	(441,379)

Net expenses	17,792,226

NET INVESTMENT INCOME	6,667,517

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities ($7,378,337 of realized loss from affiliates)	(855,669,114)
Foreign currency transactions	(70,767)

Net realized loss	(855,739,881)

Change in unrealized appreciation (depreciation) on:
Securities	(538,991,073)
Foreign currency translations	410

Net change in unrealized depreciation	(538,990,663)

NET REALIZED AND UNREALIZED LOSS	(1,394,730,544)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,388,063,027)

(†) The receivable from affiliate is related to certain adjustments to historic net asset values.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,667,517	$3,173,270
Net realized gain (loss) on investments and foreign currency transactions	(855,739,881)	299,039,484
Net change in unrealized depreciation on investments and foreign currency translations	(538,990,663)	(7,694,106)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,388,063,027)	294,518,648

DIVIDENDS:
Dividends from net investment income
Class A	(5,592,283)	(2,642,629)
Class B	(622,035)	—

TOTAL DIVIDENDS	(6,214,318)	(2,642,629)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 22,148,887 and 12,870,045 shares, respectively ]	615,691,400	400,505,013
Capital shares issued in reinvestment of dividends [ 322,194 and 84,486 shares, respectively ]	5,592,283	2,642,629
Capital contribution from affiliate (†)	2,507,112	—
Capital shares repurchased [ (64,122,774) and (11,845,666) shares, respectively ]	(1,284,073,194)	(362,956,658)

Total Class A transactions	(660,282,399)	40,190,984

Class B
Capital shares sold [ 1,414,805 and 1,546,097 shares, respectively ]	34,514,749	47,450,699
Capital shares issued in reinvestment of dividends [ 36,655 and 0 shares, respectively ]	622,035	—
Capital contribution from affiliate (†)	420,718	—
Capital shares repurchased [ (2,284,702) and (3,031,285) shares, respectively ]	(57,780,111)	(91,377,737)

Total Class B transactions	(22,222,609)	(43,927,038)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(682,505,008)	(3,736,054)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,076,782,353)	288,139,965
NET ASSETS:
Beginning of year	2,882,685,747	2,594,545,782

End of year (a)	$805,903,394	$2,882,685,747

(a) Includes accumulated undistributed net investment income of	$816,261	$257,588

(†) The capital contribution from affiliate is related to certain adjustments to historic net asset values.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $5,037,900,425) (Securities on loan at market value $47,494,100)	$4,897,677,276
Cash Held as Collateral at Broker	8,847,000
Foreign Cash (Cost $5,970,223)	7,137,413
Foreign Cash Held as Collateral at Broker	212,068
Receivable for forward commitments	977,571,703
Receivable for securities sold	61,878,640
Dividends, interest and other receivables	22,721,168
Receivable from Separate Accounts for Trust shares sold	1,853,102
Variation margin receivable on futures contracts	4,002,970
Unrealized appreciation of forward foreign currency contracts	1,299,728
Other assets	4,168

Total assets	5,983,205,236

LIABILITIES
Overdraft payable	3,561,593
Payable for forward commitments	2,174,633,269
Securities sold short (Proceeds received $185,755,945)	186,474,221
Payable for securities purchased	174,743,678
Payable for return of cash collateral on securities loaned	45,375,442
Investment management fees payable	1,436,424
Unrealized depreciation of forward foreign currency contracts	1,402,730
Payable to Separate Accounts for Trust shares redeemed	824,561
Administrative fees payable	430,522
Distribution fees payable - Class B	190,092
Trustees’ fees payable	35,835
Options written, at value (Premiums received $19,374)	15,525
Accrued expenses	292,966

Total liabilities	2,589,416,858

NET ASSETS	$3,393,788,378

Net assets were comprised of:
Paid in capital	$3,536,328,154
Accumulated overdistributed net investment income	(10,785,707)
Accumulated overdistributed net realized gain	(33,429,503)
Unrealized depreciation on investments, securities sold short, options written, futures and foreign currency translations	(98,324,566)

Net assets	$3,393,788,378

Class A
Net asset value, offering and redemption price per share, $2,481,593,780 / 251,669,602 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.86

Class B
Net asset value, offering and redemption price per share, $912,194,598 / 92,360,790 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$171,157,329
Dividends	247,916
Securities lending (net)	146,145

Total income	171,551,390

EXPENSES
Investment management fees	18,670,459
Administrative fees	4,830,732
Distribution fees - Class B	2,175,891
Printing and mailing expenses	616,108
Custodian fees	167,000
Professional fees	113,501
Trustees’ fees	30,178
Miscellaneous	116,820

Gross expenses	26,720,689
Less: Waiver from investment advisor	(264,477)

Net expenses	26,456,212

NET INVESTMENT INCOME	145,095,178

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	24,467,473
Securities sold short	1,815,674
Options written	4,172,788
Futures	39,473,008
Foreign currency transactions	(1,372,693)

Net realized gain	68,556,250

Change in unrealized appreciation (depreciation) on:
Securities	(156,280,826)
Securities sold short	(854,003)
Options written	(15,015)
Futures	19,630,660
Foreign currency translations	1,475,763

Net change in unrealized depreciation	(136,043,421)

NET REALIZED AND UNREALIZED LOSS	(67,487,171)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,608,007

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$145,095,178	$129,418,760
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	68,556,250	(9,032,907)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(136,043,421)	56,125,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	77,608,007	176,511,243

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(120,047,277)	(92,059,665)
Class B	(41,697,405)	(33,917,052)

	(161,744,682)	(125,976,717)

Distributions from net realized capital gains
Class A	(67,622,982)	—
Class B	(24,943,903)	—

	(92,566,885)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(254,311,567)	(125,976,717)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 78,463,696 and 32,923,745 shares, respectively ]	805,019,693	335,428,782
Capital shares issued in reinvestment of dividends and distributions [ 18,707,632 and 9,065,854 shares, respectively ]	187,670,259	92,059,665
Capital shares repurchased [ (46,636,439) and (28,138,218) shares, respectively ]	(467,681,701)	(284,512,063)

Total Class A transactions	525,008,251	142,976,384

Class B
Capital shares sold [ 27,264,855 and 16,321,752 shares, respectively ]	278,132,675	166,105,786
Capital shares issued in reinvestment of dividends and distributions [ 6,632,030 and 3,343,916 shares, respectively ]	66,641,308	33,917,052
Capital shares repurchased [ (21,339,123) and (20,777,420) shares, respectively ]	(217,710,586)	(211,694,160)

Total Class B transactions	127,063,397	(11,671,322)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	652,071,648	131,305,062

TOTAL INCREASE IN NET ASSETS	475,368,088	181,839,588
NET ASSETS:
Beginning of year	2,918,420,290	2,736,580,702

End of year (a)	$3,393,788,378	$2,918,420,290

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(10,785,707)	$867,297

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $406,316,855) (Securities on loan at market value $34,486,541)	$349,594,133
Foreign Cash (Cost $87,064)	18,881
Receivable for securities sold	5,527,180
Dividends, interest and other receivables	465,100
Receivable from Separate Accounts for Trust shares sold	325,471
Unrealized appreciation of forward foreign currency contracts	152,069
Other assets	685

Total assets	356,083,519

LIABILITIES
Payable for return of cash collateral on securities loaned	34,687,095
Payable for securities purchased	2,476,746
Investment management fees payable	307,951
Payable to Separate Accounts for Trust shares redeemed	285,714
Distribution fees payable - Class B	62,872
Administrative fees payable	50,352
Unrealized depreciation of forward foreign currency contracts	535,904
Trustees’ fees payable	5,409
Accrued expenses	75,077

Total liabilities	38,487,120

NET ASSETS	$317,596,399

Net assets were comprised of:
Paid in capital	$400,536,173
Accumulated undistributed net investment income	28,809
Accumulated overdistributed net realized gain	(25,803,519)
Unrealized depreciation on investments and foreign currency translations	(57,165,064)

Net assets	$317,596,399

Class A
Net asset value, offering and redemption price per share, $6,397,443 / 792,029 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.08

Class B
Net asset value, offering and redemption price per share, $311,198,956 / 39,322,098 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $137,502 foreign withholding tax)	$4,123,222
Interest	351,755
Securities lending (net)	216,050

Total income	4,691,027

EXPENSES
Investment management fees	4,679,166
Distribution fees - Class B	938,195
Administrative fees	708,300
Custodian fees	90,000
Printing and mailing expenses	65,827
Professional fees	65,692
Trustees’ fees	4,127
Miscellaneous	24,930

Gross expenses	6,576,237
Less : Fees paid indirectly	(70,991)

Net expenses	6,505,246

NET INVESTMENT LOSS	(1,814,219)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(19,003,362)
Options written	(5,528)
Foreign currency transactions	630,720

Net realized loss	(18,378,170)

Change in unrealized depreciation on:
Securities	(98,549,048)
Foreign currency translations	(534,398)

Net change in unrealized depreciation	(99,083,446)

NET REALIZED AND UNREALIZED LOSS	(117,461,616)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,275,835)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,814,219)	$(3,004,995)
Net realized gain (loss) on investments, options written and foreign currency transactions	(18,378,170)	36,523,337
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(99,083,446)	1,773,759

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,275,835)	35,292,101

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(181,157)	(1,369,320)
Class B	(4,416,351)	(31,620,263)

TOTAL DISTRIBUTIONS	(4,597,508)	(32,989,583)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 470,368 and 388,461 shares, respectively ]	4,858,163	4,521,255
Capital shares issued in reinvestment of distributions [ 17,408 and 123,507 shares, respectively ]	181,157	1,369,320
Capital shares repurchased [ (1,344,906) and (386,020) shares, respectively ]	(13,332,862)	(4,505,084)

Total Class A transactions	(8,293,542)	1,385,491

Class B
Capital shares sold [ 11,176,790 and 7,373,915 shares, respectively ]	109,308,874	84,485,159
Capital shares issued in reinvestment of distributions [ 432,734 and 2,902,285 shares, respectively ]	4,416,351	31,620,263
Capital shares repurchased [ (10,283,981) and (7,336,126) shares, respectively ]	(98,220,063)	(83,792,191)

Total Class B transactions	15,505,162	32,313,231

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,211,620	33,698,722

TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,661,723)	36,001,240
NET ASSETS:
Beginning of year	434,258,122	398,256,882

End of year (a)	$317,596,399	$434,258,122

(a) Includes accumulated undistributed (overdistributed) net investment income of	$28,809	$(86,572)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,893,424,752) (Securities on loan at market value $92,031,746)	$1,365,337,214
Foreign Cash (Cost $4,045,969)	4,409,952
Cash Held as Collateral at Broker	737,800
Foreign Cash Held at Broker as Collateral	15,224
Receivable for forward commitments	147,321,752
Dividends, interest and other receivables	33,936,383
Receivable for securities sold	13,093,486
Unrealized appreciation of forward foreign currency contracts	1,097,286
Receivable from Separate Accounts for Trust shares sold	605,140
Other assets	4,197

Total assets	1,566,558,434

LIABILITIES
Overdraft payable	1,115,918
Payable for forward commitments	145,047,267
Payable for return of cash collateral on securities loaned	97,742,000
Payable for securities purchased	11,840,689
Unrealized depreciation of forward foreign currency contracts	2,992,243
Payable to Separate Accounts for Trust shares redeemed	1,006,161
Investment management fees payable	613,578
Administrative fees payable	166,228
Distribution fees payable - Class B	125,366
Trustees’ fees payable	29,002
Variation margin payable on futures contracts	28,276
Accrued expenses	93,040

Total liabilities	260,799,768

NET ASSETS	$1,305,758,666

Net assets were comprised of:
Paid in capital	$2,179,714,603
Accumulated overdistributed net investment income	(1,929,049)
Accumulated net realized loss	(346,241,096)
Unrealized depreciation on investments, futures and foreign currency translations	(525,785,792)

Net assets	$1,305,758,666

Class A
Net asset value, offering and redemption price per share, $682,451,285 / 191,444,716 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.56

Class B
Net asset value, offering and redemption price per share, $623,307,381 / 175,737,869 shares outstanding (unlimited amount authorized: $0.001 par value)	$3.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$162,008,518
Dividends	865,976
Securities lending (net)	1,013,001

Total income	163,887,495

EXPENSES
Investment management fees	9,911,263
Administrative fees	2,614,401
Distribution fees - Class B	2,147,429
Printing and mailing expenses	278,329
Custodian fees	124,000
Professional fees	72,820
Trustees’ fees	18,110
Miscellaneous	41,669

Total expenses	15,208,021

NET INVESTMENT INCOME	148,679,474

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(117,730,784)
Options written	206,130
Futures	(7,519)
Foreign currency transactions	2,687,899

Net realized loss	(114,844,274)

Change in unrealized appreciation (depreciation) on:
Securities	(464,193,391)
Futures	2,841,997
Foreign currency translations	(838,266)

Net change in unrealized depreciation	(462,189,660)

NET REALIZED AND UNREALIZED LOSS	(577,033,934)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(428,354,460)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$148,679,474	$151,046,438
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	(114,844,274)	9,799,349
Net change in unrealized depreciation on investments, futures and foreign currency translations	(462,189,660)	(99,380,216)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(428,354,460)	61,465,571

DIVIDENDS:
Dividends from net investment income
Class A	(82,876,638)	(69,446,852)
Class B	(74,414,047)	(78,894,181)

TOTAL DIVIDENDS	(157,290,685)	(148,341,033)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 46,279,901 and 35,661,526 shares, respectively ]	231,958,242	204,940,445
Capital shares issued in reinvestment of dividends [ 24,707,354 and 13,019,884 shares, respectively ]	82,876,638	69,446,852
Capital shares repurchased [ (45,699,159) and (34,920,799) shares, respectively ]	(215,969,049)	(200,430,567)

Total Class A transactions	98,865,831	73,956,730

Class B
Capital shares sold [ 13,491,804 and 29,486,508 shares, respectively ]	64,048,592	168,775,032
Capital shares issued in reinvestment of dividends [ 22,288,111 and 14,869,781 shares, respectively ]	74,414,047	78,894,181
Capital shares repurchased [ (54,694,517) and (47,081,271) shares, respectively ]	(268,514,678)	(268,597,434)

Total Class B transactions	(130,052,039)	(20,928,221)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(31,186,208)	53,028,509

TOTAL DECREASE IN NET ASSETS	(616,831,353)	(33,846,953)
NET ASSETS:
Beginning of year	1,922,590,019	1,956,436,972

End of year (a)	$1,305,758,666	$1,922,590,019

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(1,929,049)	$2,383,547

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $2,941,689,452) (Securities on loan at market value $239,296,892)	$2,148,224,831
Cash	19,261,923
Foreign Cash (Cost $10,844,475)	10,714,539
Cash Held as Collateral at Broker	415,589
Foreign Cash Held as Collateral at Broker	557,705
Dividends, interest and other receivables	3,738,287
Receivable for securities sold	2,796,882
Receivable from Separate Accounts for Trust shares sold	584,146
Other assets	2,606

Total assets	2,186,296,508

LIABILITIES
Payable for return of cash collateral on securities loaned	255,508,900
Payable for securities purchased	10,330,140
Investment management fees payable	1,567,788
Unrealized depreciation of forward foreign currency contracts	890,503
Administrative fees payable	242,506
Payable to Separate Accounts for Trust shares redeemed	95,680
Distribution fees payable - Class B	94,156
Trustees’ fees payable	33,020
Accrued expenses	678,010

Total liabilities	269,440,703

NET ASSETS	$1,916,855,805

Net assets were comprised of:
Paid in capital	$3,027,743,016
Accumulated undistributed net investment income	1,908,988
Accumulated overdistributed net realized gain	(318,264,626)
Unrealized depreciation on investments, futures, and foreign currency translations	(794,531,573)

Net assets	$1,916,855,805

Class A
Net asset value, offering and redemption price per share, $1,448,943,285 / 174,682,899 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.29

Class B
Net asset value, offering and redemption price per share, $467,912,520 / 56,517,224 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $8,870,960 foreign withholding tax)	$82,009,008
Interest	1,560,214
Securities lending (net)	3,881,034

Total income	87,450,256

EXPENSES
Investment management fees	25,591,653
Administrative fees	3,843,002
Distribution fees - Class B	1,796,547
Custodian fees	1,590,000
Printing and mailing expenses	366,453
Professional fees	97,554
Trustees’ fees	28,392
Miscellaneous	81,199

Gross expenses	33,394,800
Less: Fees paid indirectly	(4,486)

Net expenses	33,390,314

NET INVESTMENT INCOME	54,059,942

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(312,712,944)
Futures	(2,639,740)
Foreign currency transactions	(2,864,306)

Net realized loss	(318,216,990)

Change in unrealized depreciation on:
Securities	(1,229,847,052)
Futures	(147,987)
Foreign currency translations	(1,185,159)

Net change in unrealized depreciation	(1,231,180,198)

NET REALIZED AND UNREALIZED LOSS	(1,549,397,188)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,495,337,246)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$54,059,942	$31,828,637
Net realized gain (loss) on investments and foreign currency transactions	(318,216,990)	193,023,484
Net change in unrealized appreciation (depreciation) on investments, futures, and foreign currency translations	(1,231,180,198)	76,829,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,495,337,246)	301,681,927

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(37,729,523)	(20,142,793)
Class B	(11,217,728)	(6,143,148)

	(48,947,251)	(26,285,941)

Distributions from net realized capital gains
Class A	(33,799,999)	(119,932,885)
Class B	(13,736,009)	(50,613,639)

	(47,536,008)	(170,546,524)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(96,483,259)	(196,832,465)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 47,952,557 and 40,414,171 shares, respectively ]	513,161,328	673,036,589
Capital shares issued in reinvestment of dividends and distributions [ 6,870,354 and 8,815,526 shares, respectively ]	71,529,522	140,075,678
Capital shares repurchased [ (14,029,381) and (2,380,763) shares, respectively ]	(190,017,100)	(39,646,603)

Total Class A transactions	394,673,750	773,465,664

Class B
Capital shares sold [ 12,372,256 and 14,770,972 shares, respectively ]	161,484,401	243,588,578
Capital shares issued in reinvestment of dividends and distributions [ 2,309,136 and 3,576,266 shares, respectively ]	24,953,737	56,756,787
Capital shares repurchased [ (13,537,669) and (12,196,701) shares, respectively ]	(171,337,925)	(201,869,162)

Total Class B transactions	15,100,213	98,476,203

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	409,773,963	871,941,867

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,182,046,542)	976,791,329
NET ASSETS:
Beginning of year	3,098,902,347	2,122,111,018

End of year (a)	$1,916,855,805	$3,098,902,347

(a) Includes accumulated undistributed (overdistributed) net investment income of	$1,908,988	$(328,305)

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,259,510,949) (Securities on loan at market value $89,119,310)	$967,181,429
Foreign Cash (Cost $690)	537
Receivable for securities sold	2,172,152
Dividends, interest and other receivables	1,738,533
Receivable from Separate Accounts for Trust shares sold	567,172
Other assets	900

Total assets	971,660,723

LIABILITIES
Payable for return of cash collateral on securities loaned	89,709,925
Investment management fees payable	635,392
Payable for securities purchased	204,918
Administrative fees payable	118,381
Payable to Separate Accounts for Trust shares redeemed	68,981
Distribution fees payable - Class B	23,548
Trustees’ fees payable	11,909
Accrued expenses	53,016

Total liabilities	90,826,070

NET ASSETS	$880,834,653

Net assets were comprised of:
Paid in capital	$1,331,524,788
Accumulated overdistributed net investment income	(36,962)
Accumulated overdistributed net realized gain	(158,322,896)
Unrealized depreciation on investments and foreign currency translations	(292,330,277)

Net assets	$880,834,653

Class A
Net asset value, offering and redemption price per share, $764,480,921 / 109,506,471 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.98

Class B
Net asset value, offering and redemption price per share, $116,353,732 / 16,661,957 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.98

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $171,074 foreign withholding tax)	$17,752,809
Interest	1,108,441
Securities lending (net)	736,283

Total income	19,597,533

EXPENSES
Investment management fees	8,931,915
Administrative fees	1,607,707
Distribution fees - Class B	416,449
Printing and mailing expenses	164,466
Recoupment fees	152,039
Professional fees	74,973
Custodian fees	60,000
Trustees’ fees	10,606
Miscellaneous	32,549

Gross expenses	11,450,704
Less: Fees paid indirectly	(64,023)

Net expenses	11,386,681

NET INVESTMENT INCOME	8,210,852

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(152,650,322)
Foreign currency transactions	(75,878)

Net realized loss	(152,726,200)

Change in unrealized depreciation on:
Securities	(362,656,250)
Foreign currency translations	(794)

Net change in unrealized depreciation	(362,657,044)

NET REALIZED AND UNREALIZED LOSS	(515,383,244)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(507,172,392)

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,210,852	$6,512,231
Net realized gain (loss) on investments and foreign currency transactions	(152,726,200)	53,140,420
Net change in unrealized depreciation on investments and foreign currency translations	(362,657,044)	(18,341,744)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(507,172,392)	41,310,907

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(7,535,645)	(5,469,603)
Class B	(867,135)	(881,387)

	(8,402,780)	(6,350,990)

Distributions from net realized capital gains
Class A	(2,063,806)	(53,799,639)
Class B	(364,847)	(14,317,335)

	(2,428,653)	(68,116,974)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,831,433)	(74,467,964)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 39,980,981 and 20,732,724 shares, respectively ]	385,557,896	259,550,553
Capital shares issued in reinvestment of dividends and distributions [ 1,290,637 and 5,096,178 shares, respectively ]	9,599,451	59,269,242
Capital shares repurchased [ (3,977,623) and (3,634,586) shares, respectively ]	(36,109,296)	(46,536,011)

Total Class A transactions	359,048,051	272,283,784

Class B
Capital shares sold [ 3,846,811 and 4,229,101 shares, respectively ]	36,151,719	52,944,114
Capital shares issued in reinvestment of dividends and distributions [ 160,975 and 1,304,411 shares, respectively ]	1,231,982	15,198,722
Capital shares repurchased [ (5,810,314) and (4,485,255) shares, respectively ]	(55,192,133)	(56,034,483)

Total Class B transactions	(17,808,432)	12,108,353

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	341,239,619	284,392,137

TOTAL INCREASE (DECREASE) IN NET ASSETS	(176,764,206)	251,235,080
NET ASSETS:
Beginning of year	1,057,598,859	806,363,779

End of year (a)	$880,834,653	$1,057,598,859

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(36,962)	$126,803

See Notes to Financial Statements.

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MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $282,617,649) (Securities on loan at market value $11,530,349)	$221,555,056
Cash	1,227,337
Receivable for securities sold	325,175
Dividends, interest and other receivables	214,926
Receivable from Separate Accounts for Trust shares sold	95,356
Other assets	739

Total assets	223,418,589

LIABILITIES
Payable for return of cash collateral on securities loaned	11,904,714
Payable for securities purchased	1,289,678
Payable to Separate Accounts for Trust shares redeemed	137,742
Investment management fees payable	124,838
Distribution fees payable - Class B	41,267
Administrative fees payable	37,465
Trustees’ fees payable	5,453
Accrued expenses	8,099

Total liabilities	13,549,256

NET ASSETS	$209,869,333

Net assets were comprised of:
Paid in capital	$326,208,782
Accumulated net investment loss	(10,144)
Accumulated overdistributed net realized gain	(55,266,712)
Unrealized depreciation on investments	(61,062,593)

Net assets	$209,869,333

Class A
Net asset value, offering and redemption price per share, $6,822,650 / 1,268,350 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.38

Class B
Net asset value, offering and redemption price per share, $203,046,683 / 38,464,268 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $4,925 foreign withholding tax)	$2,298,803
Interest	149,471
Securities lending (net)	74,472

Total income	2,522,746

EXPENSES
Investment management fees	2,958,847
Distribution fees - Class B	773,956
Administrative fees	618,782
Professional fees	64,429
Printing and mailing expenses	48,861
Custodian fees	41,500
Trustees’ fees	3,785
Miscellaneous	16,469

Gross expenses	4,526,629
Less: Waiver from investment manager	(140,289)
Fees paid indirectly	(294,456)

Net expenses	4,091,884

NET INVESTMENT LOSS	(1,569,138)

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(51,658,403)
Net change in unrealized depreciation on securities	(126,987,521)

NET REALIZED AND UNREALIZED LOSS	(178,645,924)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(180,215,062)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,569,138)	$(1,155,992)
Net realized gain (loss) on investments	(51,658,403)	43,921,908
Net change in unrealized depreciation on investments	(126,987,521)	(739,037)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(180,215,062)	42,026,879

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(3,344)	(2,874,715)
Class B	(50,652)	(44,364,657)

TOTAL DISTRIBUTIONS	(53,996)	(47,239,372)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,017,658 and 717,861 shares, respectively ]	8,794,907	7,716,030
Capital shares issued in reinvestment of distributions [ 379 and 297,847 shares, respectively ]	3,344	2,874,715
Capital shares repurchased [ (2,389,119) and (495,964) shares, respectively ]	(18,558,572)	(5,219,771)

Total Class A transactions	(9,760,321)	5,370,974

Class B
Capital shares sold [ 7,724,754 and 7,331,682 shares, respectively ]	58,553,655	76,906,394
Capital shares issued in reinvestment of distributions [ 5,863 and 4,675,077 shares, respectively ]	50,652	44,364,657
Capital shares repurchased [ (9,741,861) and (9,448,777) shares, respectively ]	(76,008,976)	(97,883,503)

Total Class B transactions	(17,404,669)	23,387,548

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(27,164,990)	28,758,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	(207,434,048)	23,546,029
NET ASSETS:
Beginning of year	417,303,381	393,757,352

End of year (a)	$209,869,333	$417,303,381

(a) Includes accumulated net investment loss of	$(10,144)	$(10,548)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $2,307,823,088) (Securities on loan at market value $104,703,130)	$1,728,276,652
Receivable for securities sold	10,804,367
Dividends, interest and other receivables	3,926,321
Receivable from Separate Accounts for Trust shares sold	1,089,662
Other assets	1,857

Total assets	1,744,098,859

LIABILITIES
Payable for return of cash collateral on securities loaned	104,989,111
Payable for securities purchased	16,593,561
Investment management fees payable	1,142,277
Payable to Separate Accounts for Trust shares redeemed	358,050
Administrative fees payable	207,833
Distribution fees payable - Class B	89,318
Trustees’ fees payable	23,420
Accrued expenses	145,874

Total liabilities	123,549,444

NET ASSETS	$1,620,549,415

Net assets were comprised of:
Paid in capital	$2,492,088,905
Accumulated overdistributed net investment income	(20,523)
Accumulated overdistributed net realized gain	(291,979,582)
Unrealized depreciation on investments and foreign currency translations	(579,539,385)

Net assets	$1,620,549,415

Class A
Net asset value, offering and redemption price per share, $1,180,737,913 / 163,713,056 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.21

Class B
Net asset value, offering and redemption price per share, $439,811,502 / 60,969,062 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $107,488 foreign withholding tax)	$53,767,816
Interest	849,379
Securities lending (net)	610,474

Total income	55,227,669

EXPENSES
Investment management fees	16,896,554
Administrative fees	2,983,660
Distribution fees - Class B	1,503,952
Printing and mailing expenses	310,390
Custodian fees	121,000
Professional fees	89,363
Trustees’ fees	20,579
Miscellaneous	55,582

Gross expenses	21,981,080
Less: Fees paid indirectly	(439,971)

Net expenses	21,541,109

NET INVESTMENT INCOME	33,686,560

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(286,881,371)
Foreign currency transactions	(36,022)

Net realized loss	(286,917,393)

Change in unrealized appreciation (depreciation) on:
Securities	(639,403,518)
Foreign currency translations	684

Net change in unrealized depreciation	(639,402,834)

NET REALIZED AND UNREALIZED LOSS	(926,320,227)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(892,633,667)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,686,560	$24,313,273
Net realized gain (loss) on investments and foreign currency transactions	(286,917,393)	182,067,483
Net change in unrealized depreciation on investments and foreign currency translations	(639,402,834)	(145,722,757)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(892,633,667)	60,657,999

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(25,468,370)	(16,324,347)
Class B	(8,457,415)	(7,910,661)

	(33,925,785)	(24,235,008)

Distributions from net realized capital gains
Class A	(3,399,561)	(121,085,914)
Class B	(1,455,238)	(72,851,732)

	(4,854,799)	(193,937,646)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(38,780,584)	(218,172,654)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 62,027,988 and 29,275,591 shares, respectively ]	632,740,276	391,542,225
Capital shares issued in reinvestment of dividends and distributions [ 3,898,398 and 11,708,646 shares, respectively ]	28,867,931	137,410,261
Capital shares repurchased [ (5,703,677) and (8,787,423) shares, respectively ]	(52,081,556)	(121,420,874)

Total Class A transactions	609,526,651	407,531,612

Class B
Capital shares sold [ 13,961,284 and 12,781,555 shares, respectively ]	139,480,412	170,912,150
Capital shares issued in reinvestment of dividends and distributions [ 1,326,728 and 6,872,492 shares, respectively ]	9,912,653	80,762,393
Capital shares repurchased [ (15,235,176) and (13,487,158) shares, respectively ]	(145,462,697)	(179,967,965)

Total Class B transactions	3,930,368	71,706,578

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	613,457,019	479,238,190

TOTAL INCREASE (DECREASE) IN NET ASSETS	(317,957,232)	321,723,535
NET ASSETS:
Beginning of year	1,938,506,647	1,616,783,112

End of year (a)	$1,620,549,415	$1,938,506,647

(a) Includes accumulated distributed (overdistributed) net investment income of	$(20,523)	$60,046

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $641,674,616) (Securities on loan at market value $112,865,170)	$490,433,936
Repurchase Agreement (Amortized cost $64,766,512)	64,766,512
Cash	297,708
Receivable for securities sold	3,264,658
Receivable from Separate Accounts for Trust shares sold	321,328
Dividends, interest and other receivables	154,734
Other assets	1,569

Total assets	559,240,445

LIABILITIES
Payable for return of cash collateral on securities loaned	112,367,579
Payable for securities purchased	6,504,889
Investment management fees payable	388,372
Payable to Separate Accounts for Trust shares redeemed	194,769
Administrative fees payable	64,413
Distribution fees payable - Class B	57,391
Trustees’ fees payable	10,980
Accrued expenses	81,830

Total liabilities	119,670,223

NET ASSETS	$439,570,222

Net assets were comprised of:
Paid in capital	$671,325,988
Accumulated net investment loss	(13,351)
Accumulated overdistributed net realized gain	(80,501,882)
Unrealized depreciation on investments and foreign currency translations	(151,240,533)

Net assets	$439,570,222

Class A
Net asset value, offering and redemption price per share, $151,539,012 / 29,678,233 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.11

Class B
Net asset value, offering and redemption price per share, $288,031,210 / 57,718,126 shares outstanding (unlimited amount authorized: $0.001 par value)	$4.99

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$2,503,666
Interest	298,820
Securities lending (net)	1,883,815

Total income	4,686,301

EXPENSES
Investment management fees	7,296,911
Administrative fees	1,106,651
Distribution fees - Class B	1,069,501
Custodian fees	117,000
Printing and mailing expenses	95,682
Professional fees	69,002
Trustees’ fees	7,554
Miscellaneous	23,104

Gross expenses	9,785,405
Less: Fees paid indirectly	(710,043)

Net expenses	9,075,362

NET INVESTMENT LOSS	(4,389,061)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(76,914,657)
Foreign currency transactions	(37,318)

Net realized loss	(76,951,975)

Change in unrealized appreciation (depreciation) on:
Securities	(268,837,943)
Foreign currency translations	147

Net change in unrealized depreciation	(268,837,796)

NET REALIZED AND UNREALIZED LOSS	(345,789,771)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(350,178,832)

See Notes to Financial Statements.

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(4,389,061)	$(6,754,809)
Net realized gain (loss) on investments and foreign currency transactions	(76,951,975)	87,200,572
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(268,837,796)	7,561,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(350,178,832)	88,007,401

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A	(2,516,275)	(28,110,709)
Class B	(4,656,218)	(55,110,513)

TOTAL DISTRIBUTIONS	(7,172,493)	(83,221,222)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 4,893,136 and 10,049,446 shares, respectively ]	37,042,881	99,700,680
Capital shares issued in reinvestment of distributions [ 317,947 and 3,171,593 shares, respectively ]	2,516,275	28,110,709
Capital shares repurchased [ (8,745,164) and (5,513,389) shares, respectively ]	(68,166,773)	(52,429,736)

Total Class A transactions	(28,607,617)	75,381,653

Class B
Capital shares sold [ 7,796,683 and 6,989,574 shares, respectively ]	55,365,033	67,277,400
Capital shares issued in reinvestment of distributions [ 601,367 and 6,322,799 shares, respectively ]	4,656,218	55,110,513
Capital shares repurchased [ (12,662,453) and (12,357,865) shares, respectively ]	(92,186,358)	(118,585,178)

Total Class B transactions	(32,165,107)	3,802,735

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(60,772,724)	79,184,388

TOTAL INCREASE (DECREASE) IN NET ASSETS	(418,124,049)	83,970,567
NET ASSETS:
Beginning of year	857,694,271	773,723,704

End of year (a)	$439,570,222	$857,694,271

(a) Includes accumulated net investment loss of	$(13,351)	$(17,903)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $882,752,942) (Securities on loan at market value $96,469,912)	$746,282,204
Cash	102
Foreign Cash (Cost $81)	81
Receivable for securities sold	1,765,177
Dividends, interest and other receivables	1,357,585
Receivable from Separate Accounts for Trust shares sold	161,305
Receivable from investment manager	77,140
Other assets	2,337

Total assets	749,645,931

LIABILITIES
Payable for return of cash collateral on securities loaned	95,976,370
Payable for securities purchased	1,709,911
Payable to Separate Accounts for Trust shares redeemed	711,617
Distribution fees payable - Class B	62,755
Trustees’ fees payable	15,638
Accrued expenses	161,755

Total liabilities	98,638,046

NET ASSETS	$651,007,885

Net assets were comprised of:
Paid in capital	$988,891,442
Accumulated undistributed net investment income	1,083,752
Accumulated overdistributed net realized gain	(202,496,571)
Unrealized depreciation on investments and foreign currency translations	(136,470,738)

Net assets	$651,007,885

Class A
Net asset value, offering and redemption price per share, $330,996,454 / 57,364,645 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.77

Class B
Net asset value, offering and redemption price per share, $320,011,431 / 56,580,224 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.66

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $19,927 foreign withholding tax)	$15,599,500
Interest	540,888
Securities lending (net)	1,221,636

Total income	17,362,024

EXPENSES
Investment management fees	9,812,378
Administrative fees	1,451,477
Distribution fees - Class B	1,081,570
Custodian fees	199,000
Printing and mailing expenses	131,057
Professional fees	72,369
Trustees’ fees	10,204
Miscellaneous	35,076

Gross expenses	12,793,131
Less: Fees paid indirectly	(1,394,526)

Net expenses	11,398,605

NET INVESTMENT INCOME	5,963,419

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(186,117,639)
Foreign currency transactions	(24,879)

Net realized loss	(186,142,518)

Change in unrealized appreciation (depreciation) on:
Securities	(189,504,985)
Foreign currency translations	26

Net change in unrealized depreciation	(189,504,959)

NET REALIZED AND UNREALIZED LOSS	(375,647,477)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(369,684,058)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,963,419	$343,869
Net realized gain (loss) on investments and foreign currency transactions	(186,142,518)	81,462,344
Net change in unrealized depreciation on investments and foreign currency translations	(189,504,959)	(88,534,639)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(369,684,058)	(6,728,426)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(2,845,283)	—
Class B	(1,974,190)	—

	(4,819,473)	—

Distributions from net realized capital gains
Class A	(6,355,612)	(45,707,191)
Class B	(5,603,113)	(47,970,841)

	(11,958,725)	(93,678,032)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(16,778,198)	(93,678,032)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 7,719,084 and 17,872,003 shares, respectively ]	62,116,295	192,444,922
Capital shares issued in reinvestment of dividends and distributions [ 1,273,135 and 4,988,611 shares, respectively ]	9,200,895	45,707,191
Capital shares repurchased [ (9,937,043) and (3,252,579) shares, respectively ]	(80,277,882)	(33,707,596)

Total Class A transactions	(8,960,692)	204,444,517

Class B
Capital shares sold [ 10,362,685 and 8,667,369 shares, respectively ]	76,774,572	89,994,620
Capital shares issued in reinvestment of dividends and distributions [ 1,048,960 and 5,326,225 shares, respectively ]	7,577,303	47,970,841
Capital shares repurchased [ (14,752,271) and (14,840,150) shares, respectively ]	(113,657,374)	(154,081,066)

Total Class B transactions	(29,305,499)	(16,115,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(38,266,191)	188,328,912

TOTAL INCREASE (DECREASE) IN NET ASSETS	(424,728,447)	87,922,454
NET ASSETS:
Beginning of year	1,075,736,332	987,813,878

End of year (a)	$651,007,885	$1,075,736,332

(a) Includes accumulated undistributed net investment income of	$1,083,752	$406,321

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $807,542,015) (Securities on loan at market value $160,107,837)	$638,465,530
Repurchase Agreement
(Amortized Cost $106,905,214)	106,905,214
Receivable for securities sold	3,431,799
Receivable from Separate Accounts for Trust shares sold	980,419
Dividends, interest and other receivables	155,470
Other assets	233

Total assets	749,938,665

LIABILITIES
Overdraft payable	499,484
Payable for return of cash collateral on securities loaned	159,885,272
Payable for securities purchased	13,025,857
Investment management fees payable	473,645
Payable to Separate Accounts for Trust shares redeemed	160,945
Administrative fees payable	78,773
Distribution fees payable - Class B	40,980
Trustees’ fees payable	727
Accrued expenses	200,817

Total liabilities	174,366,500

NET ASSETS	$575,572,165

Net assets were comprised of:
Paid in capital	$889,634,444
Accumulated net investment loss	(3,307)
Accumulated net realized loss	(144,982,487)
Unrealized depreciation on investments	(169,076,485)

Net assets	$575,572,165

Class A*
Net asset value, offering and redemption price per share, $367,823,062 / 71,361,153 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.15

Class B
Net asset value, offering and redemption price per share, $207,749,103 / 40,458,571 shares outstanding (unlimited amount authorized: $0.001 par value)	$5.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $7,614 foreign withholding tax)	$2,103,607
Interest	415,152
Securities lending (net)	1,260,168

Total income	3,778,927

EXPENSES
Investment management fees	6,113,599
Administrative fees	979,285
Distribution fees - Class B	731,326
Custodian fees	145,000
Printing and mailing expenses	102,813
Professional fees	42,340
Recoupment fees	21,948
Trustees’ fees	6,340
Miscellaneous	18,842

Gross expenses	8,161,493
Less: Fees paid indirectly	(289,550)

Net expenses	7,871,943

NET INVESTMENT LOSS	(4,093,016)

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(140,345,864)
Net change in unrealized depreciation on securities	(174,244,893)

NET REALIZED AND UNREALIZED LOSS	(314,590,757)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(318,683,773)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(4,093,016)	$(659,644)
Net realized gain (loss) on investments	(140,345,864)	46,877,747
Net change in unrealized depreciation on investments	(174,244,893)	(47,542,539)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(318,683,773)	(1,324,436)

DISTRIBUTIONS:
Distributions from net realized capital gains
Class A*	(1,488,507)	—
Class B	(1,149,052)	(36,537,518)

TOTAL DISTRIBUTIONS	(2,637,559)	(36,537,518)

CAPITAL SHARES TRANSACTIONS:
Class A*
Capital shares sold [ 73,387,630 and 0 shares, respectively ]	545,258,661	—
Capital shares issued in reinvestment of distributions [ 194,933 and 0 shares, respectively ]	1,488,507	—
Capital shares repurchased [ (2,221,410) and 0 shares, respectively ]	(13,828,734)	—

Total Class A transactions	532,918,434	—

Class B
Capital shares sold [ 8,185,618 and 8,631,980 shares, respectively ]	55,336,899	87,822,048
Capital shares issued in connection with the substitution [ 0 and 16,003,257 shares, respectively ] (See Note 9)	—	170,425,185
Capital shares issued in reinvestment of distributions [ 150,717 and 4,299,021 shares, respectively ]	1,149,052	36,537,518
Capital shares repurchased [ (11,868,175) and (14,111,222) shares, respectively ]	(84,548,019)	(142,695,300)

Total Class B transactions	(28,062,068)	152,089,451

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	504,856,366	152,089,451

TOTAL INCREASE IN NET ASSETS	183,535,034	114,227,497
NET ASSETS:
Beginning of year	392,037,131	277,809,634

End of year (a)	$575,572,165	$392,037,131

(a) Includes accumulated net investment loss of	$(3,307)	$(1,936)

* Class A commenced operations on January 22, 2008.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: (Securities on loan at market value $78,106,723) Unaffiliated issuers (Cost $1,185,147,486)	$816,121,181
Affiliated issuers (Cost $5,121,513)	5,350,000
Receivable for securities sold	11,790,343
Dividends, interest and other receivables	1,125,343
Receivable from Separate Accounts for Trust shares sold	152,304

Total assets	834,539,171

LIABILITIES
Payable for return of cash collateral on securities loaned	78,002,817
Payable for securities purchased	5,893,545
Investment management fees payable	408,165
Distribution fees payable - Class B	358,761
Administrative fees payable	250,014
Payable to Separate Accounts for Trust shares redeemed	189,716
Trustees’ fees payable	9,998
Accrued expenses	125,351

Total liabilities	85,238,367

NET ASSETS	$749,300,804

Net assets were comprised of:
Paid in capital	$1,421,893,329
Accumulated undistributed net investment income	52,871
Accumulated overdistributed net realized gain	(303,847,578)
Unrealized depreciation on investments	(368,797,818)

Net assets	$749,300,804

Class A
Net asset value, offering and redemption price per share, $242,715,104 / 35,066,209 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.92

Class B
Net asset value, offering and redemption price per share, $506,585,700 / 73,128,586 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.93

STATEMENT OF OPERATIONS

For the Year Ended December 31,2008

INVESTMENT INCOME
Dividends (net of $17,044 foreign withholding tax)	$16,566,855
Interest	651,563
Securities lending (net)	1,282,787

Total income	18,501,205

EXPENSES
Investment management fees	11,583,604
Distribution fees - Class B	1,882,839
Administrative fees	1,778,888
Printing and mailing expenses	156,410
Custodian fees	128,000
Professional fees	71,751
Trustees’ fees	16,154
Miscellaneous	41,942

Gross expenses	15,659,588
Less: Fees paid indirectly	(636,475)

Net expenses	15,023,113

NET INVESTMENT INCOME	3,478,092

REALIZED AND UNREALIZED LOSS
Net realized loss on securities ($4,842,680 of realized loss from affiliates)	(296,890,842)
Net change in unrealized depreciation on securities	(201,580,569)

NET REALIZED AND UNREALIZED LOSS	(498,471,411)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(494,993,319)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,478,092	$11,104,317
Net realized gain (loss) on investments	(296,890,842)	98,365,376
Net change in unrealized depreciation on investments	(201,580,569)	(297,674,545)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(494,993,319)	(188,204,852)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,454,138)	(3,839,704)
Class B	(1,814,260)	(3,512,727)

	(3,268,398)	(7,352,431)

Distributions from net realized capital gains
Class A	(1,359,535)	(58,358,622)
Class B	(3,142,013)	(91,128,079)

	(4,501,548)	(149,486,701)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,769,946)	(156,839,132)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,165,916 and 17,659,173 shares, respectively ]	21,131,804	244,515,624
Capital shares issued in reinvestment of dividends and distributions [ 351,563 and 5,402,219 shares, respectively ]	2,813,673	62,198,326
Capital shares repurchased [ (23,427,863) and (9,255,416) shares, respectively ]	(242,504,041)	(116,308,836)

Total Class A transactions	(218,558,564)	190,405,114

Class B
Capital shares sold [ 4,655,483 and 6,758,137 shares, respectively ]	42,737,903	92,738,567
Capital shares issued in reinvestment of dividends and distributions [ 582,928 and 8,202,184 shares, respectively ]	4,956,273	94,640,806
Capital shares repurchased [ (19,378,975) and (24,468,614) shares, respectively ]	(186,700,967)	(327,607,336)

Total Class B transactions	(139,006,791)	(140,227,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(357,565,355)	50,177,151

TOTAL DECREASE IN NET ASSETS	(860,328,620)	(294,866,833)
NET ASSETS:
Beginning of year	1,609,629,424	1,904,496,257

End of year (a)	$749,300,804	$1,609,629,424

(a) Includes accumulated undistributed (overdistributed) net investment income of	$52,871	$(49,723)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $526,479,759) (Securities on loan at market value $44,048,802)	$380,341,085
Foreign Cash (Cost $5,636,378)	5,282,174
Receivable for securities sold	5,403,372
Receivable from Separate Accounts for Trust shares sold	307,529
Dividends, interest and other receivables	129,336
Other assets	1,281

Total assets	391,464,777

LIABILITIES
Overdraft payable	1,520,388
Payable for return of cash collateral on securities loaned	44,803,855
Payable for securities purchased	5,266,733
Investment management fees payable	336,460
Payable to Separate Accounts for Trust shares redeemed	302,091
Distribution fees payable - Class B	70,300
Administrative fees payable	54,969
Trustees’ fees payable	8,336
Accrued expenses	82,727

Total liabilities	52,445,859

NET ASSETS	$339,018,918

Net assets were comprised of:
Paid in capital	$646,456,379
Accumulated net investment loss	(18,288)
Accumulated net realized loss	(160,927,326)
Unrealized depreciation on investments and foreign currency translations	(146,491,847)

Net assets	$339,018,918

Class A
Net asset value, offering and redemption price per share, $7,124,455 / 1,019,647 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.99

Class B
Net asset value, offering and redemption price per share, $331,894,463 / 48,350,651 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $105,164 foreign withholding tax)	$4,122,119
Interest	588,029
Securities lending (net)	322,886

Total income	5,033,034

EXPENSES
Investment management fees	6,401,432
Distribution fees - Class B	1,270,541
Administrative fees	916,964
Custodian fees	105,000
Professional fees	79,213
Printing and mailing expenses	78,253
Trustees’ fees	6,156
Miscellaneous	27,214

Gross expenses	8,884,773
Less: Fees paid indirectly	(50,602)

Net expenses	8,834,171

NET INVESTMENT LOSS	(3,801,137)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(88,947,766)
Foreign currency transactions	63,767

Net realized loss	(88,883,999)

Change in unrealized depreciation on:
Securities	(224,630,038)
Foreign currency translations	(353,869)

Net change in unrealized depreciation	(224,983,907)

NET REALIZED AND UNREALIZED LOSS	(313,867,906)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(317,669,043)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(3,801,137)	$(5,018,133)
Net realized gain (loss) on investments and foreign currency transactions	(88,883,999)	82,319,008
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(224,983,907)	14,353,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(317,669,043)	91,653,967

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 872,625 and 1,153,282 shares, respectively ]	9,947,303	14,772,479
Capital shares repurchased [ (2,602,977) and (963,783) shares, respectively ]	(26,549,959)	(11,746,779)

Total Class A transactions	(16,602,656)	3,025,700

Class B
Capital shares sold [ 14,217,141 and 18,689,328 shares, respectively ]	148,874,264	234,165,563
Capital shares repurchased [ (16,465,307) and (15,149,320) shares, respectively ]	(168,507,712)	(180,946,364)

Total Class B transactions	(19,633,448)	53,219,199

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(36,236,104)	56,244,899

TOTAL INCREASE (DECREASE) IN NET ASSETS	(353,905,147)	147,898,866
NET ASSETS:
Beginning of year	692,924,065	545,025,199

End of year (a)	$339,018,918	$692,924,065

(a) Includes accumulated net investment loss of	$(18,288)	$(8,435)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $77,869,791)	$56,443,208
Unaffiliated Issuers (Amortized Cost $302,705)	302,705
Receivable from Separate Accounts for Trust shares sold	114,826
Receivable from investment manager	7,280
Dividends, interest and other receivables	2

Total assets	56,868,021

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	240,749
Payable for securities purchased	80,396
Distribution fees payable - Class B	4,860
Trustees’ fees payable	64
Accrued expenses	20,769

Total liabilities	346,838

NET ASSETS	$56,521,183

Net assets were comprised of:
Paid in capital	$82,096,961
Accumulated undistributed net investment income	322,205
Accumulated overdistributed net realized gain	(4,471,400)
Unrealized depreciation on investments	(21,426,583)

Net assets	$56,521,183

Class A
Net asset value, offering and redemption price per share, $33,118,753 / 4,619,096 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.17

Class B
Net asset value, offering and redemption price per share, $23,402,430 / 3,262,950 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.17

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,368,641
Interest	6,350

Total income	2,374,991

EXPENSES
Administrative fees	110,877
Professional fees	71,867
Custodian fees	56,000
Distribution fees - Class B	53,547
Investment management fees	50,583
Printing and mailing expenses	12,323
Trustees’ fees	452
Miscellaneous	4,451

Gross expenses	360,100
Less: Waiver from investment advisor	(129,824)

Net expenses	230,276

NET INVESTMENT INCOME	2,144,715

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(4,404,325)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	711,318

Net realized loss	(3,693,007)
Net change in unrealized depreciation on securities	(21,060,283)

NET REALIZED AND UNREALIZED LOSS	(24,753,290)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,608,575)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,144,715	$307,151
Net realized gain (loss) on investments	(3,693,007)	447,454
Net change in unrealized depreciation on investments	(21,060,283)	(387,089)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,608,575)	367,516

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,352,082)	(17,843)
Class B	(905,135)	(367,981)

	(2,257,217)	(385,824)

Distributions from net realized capital gains
Class A	(382,443)	(6,552)
Class B	(237,911)	(122,890)

	(620,354)	(129,442)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,877,571)	(515,266)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,416,870 and 0 shares, respectively ]	56,270,383	—
Capital shares issued in reinvestment of dividends and distributions [ 241,780 and 2,263 shares, respectively ]	1,734,525	24,395
Capital shares repurchased [ (1,093,022) and 0 shares, respectively ]	(9,277,484)	—

Total Class A transactions	48,727,424	24,395

Class B
Capital shares sold [ 3,049,586 and 1,141,094 shares, respectively ]	28,434,019	12,655,495
Capital shares issued in reinvestment of dividends and distributions [ 160,317 and 45,569 shares, respectively ]	1,143,046	490,871
Capital shares repurchased [ (1,165,277) and (160,367) shares, respectively ]	(10,095,569)	(1,787,428)

Total Class B transactions	19,481,496	11,358,938

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	68,208,920	11,383,333

TOTAL INCREASE IN NET ASSETS	42,722,774	11,235,583
NET ASSETS:
Beginning of year	13,798,409	2,562,826

End of year (a)	$56,521,183	$13,798,409

(a) Includes accumulated undistributed (overdistributed) net investment income of	$322,205	$(28)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $80,317,533)	$54,230,020
Receivable from Separate Accounts for Trust shares sold	101,538
Receivable from investment manager	8,172

Total assets	54,339,730

LIABILITIES
Overdraft payable	21,686
Payable for securities purchased	59,211
Payable to Separate Accounts for Trust shares redeemed	11,119
Distribution fees payable - Class B	4,431
Trustees’ fees payable	92
Accrued expenses	19,481

Total liabilities	116,020

NET ASSETS	$54,223,710

Net assets were comprised of:
Paid in capital	$81,708,628
Accumulated undistributed net investment income	346,565
Accumulated overdistributed net realized gain	(1,743,970)
Unrealized depreciation on investments	(26,087,513)

Net assets	$54,223,710

Class A
Net asset value, offering and redemption price per share, $31,868,213 / 4,679,525 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.81

Class B
Net asset value, offering and redemption price per share, $22,355,497 / 3,281,710 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$2,042,528
Interest	2,832

Total income	2,045,360

EXPENSES
Administrative fees	107,064
Professional fees	71,808
Custodian fees	56,000
Distribution fees - Class B	51,973
Investment management fees	48,041
Printing and mailing expenses	11,429
Trustees’ fees	439
Miscellaneous	4,289

Gross expenses	351,043
Less: Waiver from investment advisor	(131,260)

Net expenses	219,783

NET INVESTMENT INCOME	1,825,577

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(1,749,431)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	847,001

Net realized loss	(902,430)
Net change in unrealized depreciation on securities	(25,537,634)

NET REALIZED AND UNREALIZED LOSS	(26,440,064)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(24,614,487)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,825,577	$301,918
Net realized gain (loss) on investments	(902,430)	688,089
Net change in unrealized depreciation on investments	(25,537,634)	(589,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,614,487)	400,698

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(1,179,240)	(15,175)
Class B	(763,601)	(399,127)

	(1,942,841)	(414,302)

Distributions from net realized capital gains
Class A	(507,352)	(7,212)
Class B	(298,804)	(187,682)

	(806,156)	(194,894)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,748,997)	(609,196)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 5,043,287 and 0 shares, respectively ]	52,605,183	—
Capital shares issued in reinvestment of dividends and distributions [ 242,561 and 2,047 shares, respectively ]	1,686,592	22,387
Capital shares repurchased [ (659,409) and 0 shares, respectively ]	(5,674,222)	—

Total Class A transactions	48,617,553	22,387

Class B
Capital shares sold [ 2,146,095 and 1,519,435 shares, respectively ]	19,443,385	17,110,231
Capital shares issued in reinvestment of dividends and distributions [ 154,462 and 53,667 shares, respectively ]	1,062,405	586,809
Capital shares repurchased [ (587,845) and (206,308) shares, respectively ]	(5,418,973)	(2,325,640)

Total Class B transactions	15,086,817	15,371,400

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	63,704,370	15,393,787

TOTAL INCREASE IN NET ASSETS	36,340,886	15,185,289
NET ASSETS:
Beginning of year	17,882,824	2,697,535

End of year (a)	$54,223,710	$17,882,824

(a) Includes accumulated undistributed (overdistributed) net investment income of	$346,565	$(36)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $37,059,274)	$24,467,635
Unaffiliated Issuers (Amortized Cost $17,385)	17,385
Receivable from Separate Accounts for Trust shares sold	46,477
Receivable from investment manager	15,159

Total assets	24,546,656

LIABILITIES
Payable for securities purchased	56,050
Distribution fees payable - Class B	2,897
Payable to Separate Accounts for Trust shares redeemed	255
Trustees’ fees payable	58
Accrued expenses	19,172

Total liabilities	78,432

NET ASSETS	$24,468,224

Net assets were comprised of:
Paid in capital	$37,644,683
Accumulated undistributed net investment income	172,194
Accumulated overdistributed net realized gain	(757,014)
Unrealized depreciation on investments	(12,591,639)

Net assets	$24,468,224

Class A
Net asset value, offering and redemption price per share, $10,038,443 / 1,522,295 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.59

Class B
Net asset value, offering and redemption price per share, $14,429,781 / 2,187,834 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$880,782
Interest	1,107

Total income	881,889

EXPENSES
Professional fees	71,361
Administrative fees	67,594
Custodian fees	53,000
Distribution fees - Class B	33,035
Investment management fees	21,729
Printing and mailing expenses	6,226
Trustees’ fees	200
Miscellaneous	4,226

Gross expenses	257,371
Less: Waiver from investment advisor	(89,323)
Reimbursement from investment manager	(59,142)

Net expenses	108,906

NET INVESTMENT INCOME	772,983

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(764,792)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	411,748

Net realized loss	(353,044)
Net change in unrealized depreciation on securities	(12,353,416)

NET REALIZED AND UNREALIZED LOSS	(12,706,460)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,933,477)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$772,983	$136,339
Net realized gain (loss) on investments	(353,044)	382,674
Net change in unrealized depreciation on investments	(12,353,416)	(293,881)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,933,477)	225,132

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(352,218)	(13,592)
Class B	(476,040)	(193,724)

	(828,258)	(207,316)

Distributions from net realized capital gains
Class A	(197,695)	(5,735)
Class B	(246,026)	(70,941)

	(443,721)	(76,676)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,271,979)	(283,992)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 1,544,854 and 0 shares, respectively ]	15,928,606	—
Capital shares issued in reinvestment of dividends and distributions [ 79,746 and 1,740 shares, respectively ]	549,913	19,327
Capital shares repurchased [ (154,903) and 0 shares, respectively ]	(1,124,312)	—

Total Class A transactions	15,354,207	19,327

Class B
Capital shares sold [ 1,467,660 and 794,679 shares, respectively ]	13,372,024	9,057,926
Capital shares issued in reinvestment of dividends and distributions [ 105,984 and 23,836 shares, respectively ]	722,066	264,665
Capital shares repurchased [ (262,540) and (55,890) shares, respectively ]	(2,189,537)	(643,909)

Total Class B transactions	11,904,553	8,678,682

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,258,760	8,698,009

TOTAL INCREASE IN NET ASSETS	14,053,304	8,639,149
NET ASSETS:
Beginning of year	10,414,920	1,775,771

End of year (a)	$24,468,224	$10,414,920

(a) Includes accumulated undistributed (overdistributed) net investment income of	$172,194	$(23)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value: Affiliated Issuers (Cost $18,521,312)	$11,654,204
Unaffiliated Issuers (Amortized Cost $73,592)	73,592
Receivable from Separate Accounts for Trust shares sold	35,193
Receivable from investment manager	13,136

Total assets	11,776,125

LIABILITIES
Payable for securities purchased	48,209
Distribution fees payable - Class B	1,713
Payable to Separate Accounts for Trust shares redeemed	702
Trustees’ fees payable	48
Accrued expenses	15,410

Total liabilities	66,082

NET ASSETS	$11,710,043

Net assets were comprised of:
Paid in capital	$18,632,356
Accumulated undistributed net investment income	89,524
Accumulated overdistributed net realized gain	(144,729)
Unrealized depreciation on investments	(6,867,108)

Net assets	$11,710,043

Class A
Net asset value, offering and redemption price per share, $3,013,733 / 486,123 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.20

Class B
Net asset value, offering and redemption price per share, $8,696,310 / 1,402,447 shares outstanding (unlimited amount authorized: $0.001 par value)	$6.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$376,000
Interest	793

Total income	376,793

EXPENSES
Professional fees	71,176
Administrative fees	51,586
Custodian fees	46,000
Distribution fees - Class B	21,092
Investment management fees	11,056
Printing and mailing expenses	4,057
Trustees’ fees	107
Miscellaneous	4,193

Gross expenses	209,267
Less: Waiver from investment advisor	(62,642)
Reimbursement from investment manager	(86,937)

Net expenses	59,688

NET INVESTMENT INCOME	317,105

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(159,756)
Net distributions of realized gain from Underlying Portfolios (All gains received from affiliates)	222,535

Net realized gain	62,779
Net change in unrealized depreciation on securities	(6,615,297)

NET REALIZED AND UNREALIZED LOSS	(6,552,518)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(6,235,413)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$317,105	$67,640
Net realized gain on investments	62,779	406,031
Net change in unrealized depreciation on investments	(6,615,297)	(302,715)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,235,413)	170,956

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class A	(94,101)	(11,597)
Class B	(249,904)	(109,846)

	(344,005)	(121,443)

Distributions from net realized capital gains
Class A	(83,604)	(17,537)
Class B	(212,964)	(168,412)

	(296,568)	(185,949)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(640,573)	(307,392)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 426,915 and 0 shares, respectively ]	4,328,983	—
Capital shares issued in reinvestment of dividends and distributions [ 26,115 and 2,629 shares, respectively ]	177,705	29,134
Capital shares repurchased [ (20,253) and 0 shares, respectively ]	(150,888)	—

Total Class A transactions	4,355,800	29,134

Class B
Capital shares sold [ 894,274 and 574,865 shares, respectively ]	7,809,024	6,664,583
Capital shares issued in reinvestment of dividends and distributions [ 68,732 and 25,142 shares, respectively ]	462,868	278,258
Capital shares repurchased [ (150,840) and (106,565) shares, respectively ]	(1,224,740)	(1,255,013)

Total Class B transactions	7,047,152	5,687,828

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,402,952	5,716,962

TOTAL INCREASE IN NET ASSETS	4,526,966	5,580,526
NET ASSETS:
Beginning of year	7,183,077	1,602,551

End of year (a)	$11,710,043	$7,183,077

(a) Includes accumulated undistributed (overdistributed) net investment income of	$89,524	$(16)

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$10.90	$10.87	$10.69	$10.80	$10.45

Income (loss) from investment operations:
Net investment income	0.53	0.47	0.41	0.34	0.38
Net realized and unrealized gain (loss) on investments	(1.71)	0.18	0.30	(0.04)	0.28

Total from investment operations	(1.18)	0.65	0.71	0.30	0.66

Less distributions:
Dividends from net investment income	(0.46)	(0.43)	(0.38)	(0.30)	(0.30)
Distributions from net realized gains	(0.13)	(0.19)	(0.15)	(0.11)	(0.01)

Total dividends and distributions	(0.59)	(0.62)	(0.53)	(0.41)	(0.31)

Net asset value, end of year	$9.13	$10.90	$10.87	$10.69	$10.80

Total return	(10.79)%	6.11%	6.55%	2.78%	6.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,472	$9,015	$4,999	$3,054	$2,071
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.10%	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.30%	0.31%	0.32%	0.32%	0.51%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	5.12%	4.17%	3.80%	3.17%	3.50%
Before waivers and reimbursements (f)	4.92%	3.96%	3.58%	2.95%	3.09%
Portfolio turnover rate	59%	39%	55%	101%	18%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.02	$0.02	$0.02	$0.04

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$10.90	$10.87	$10.69	$10.80	$10.45

Income (loss) from investment operations:
Net investment income	0.58	0.45	0.38	0.32	0.35
Net realized and unrealized gain (loss) on investments	(1.78)	0.17	0.30	(0.05)	0.28

Total from investment operations	(1.20)	0.62	0.68	0.27	0.63

Less distributions:
Dividends from net investment income	(0.44)	(0.40)	(0.35)	(0.27)	(0.27)
Distributions from net realized gains	(0.13)	(0.19)	(0.15)	(0.11)	(0.01)

Total dividends and distributions	(0.57)	(0.59)	(0.50)	(0.38)	(0.28)

Net asset value, end of year	$9.13	$10.90	$10.87	$10.69	$10.80

Total return	(11.02)%	5.74%	6.37%	2.52%	6.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,443,563	$585,489	$339,978	$217,999	$109,357
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.55%	0.56%	0.57%	0.57%	0.76%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	5.69%	4.02%	3.48%	2.92%	3.25%
Before waivers and reimbursements (f)	5.50%	3.81%	3.26%	2.70%	2.84%
Portfolio turnover rate	59%	39%	55%	101%	18%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.02	$0.02	$0.02	$0.04

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$11.59		$11.61	$11.16	$11.22	$10.66

Income (loss) from investment operations:
Net investment income	0.44		0.43	0.36	0.30	0.33
Net realized and unrealized gain (loss) on investments	(2.65)		0.23	0.65	0.09	0.52

Total from investment operations	(2.21)		0.66	1.01	0.39	0.85

Less distributions:
Dividends from net investment income	(0.38)		(0.42)	(0.36)	(0.25)	(0.28)
Distributions from net realized gains	(0.27)		(0.26)	(0.20)	(0.20)	(0.01)

Total dividends and distributions	(0.65)		(0.68)	(0.56)	(0.45)	(0.29)

Net asset value, end of year	$8.73		$11.59	$11.61	$11.16	$11.22

Total return	(19.24)%		5.73%	9.06%	3.53%	7.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,358		$10,943	$5,544	$3,466	$1,403
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.10%		0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.30%		0.29%	0.28%	0.29%	0.40%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	4.29%		3.58%	3.10%	2.74%	3.01%
Before waivers and reimbursements (f)	4.10%		3.39%	2.91%	2.55%	2.71%
Portfolio turnover rate	51%		21%	20%	64%	5%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02		$0.02	$0.02	$0.02	$0.03

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$11.59		$11.61	$11.16	$11.22	$10.66

Income (loss) from investment operations:
Net investment income	0.35		0.37	0.33	0.27	0.30
Net realized and unrealized gain (loss) on investments	(2.58)		0.26	0.64	0.09	0.52

Total from investment operations	(2.23)		0.63	0.97	0.36	0.82

Less distributions:
Dividends from net investment income	(0.36)		(0.39)	(0.32)	(0.22)	(0.25)
Distributions from net realized gains	(0.27)		(0.26)	(0.20)	(0.20)	(0.01)

Total dividends and distributions	(0.63)		(0.65)	(0.52)	(0.42)	(0.26)

Net asset value, end of year	$8.73		$11.59	$11.61	$11.16	$11.22

Total return	(19.45)%		5.46%	8.78%	3.27%	7.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,369,870		$1,150,399	$809,200	$487,000	$214,970
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.55	%(m)	0.54%	0.53%	0.54%	0.65%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	3.37%		3.07%	2.84%	2.49%	2.76%
Before waivers and reimbursements (f)	3.18%		2.88%	2.65%	2.30%	2.46%
Portfolio turnover rate	51%		21%	20%	64%	5%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02		$0.02	$0.02	$0.02	$0.03

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$17.10		$16.93	$15.88	$15.51	$14.63

Income (loss) from investment operations:
Net investment income	0.48		0.45	0.39	0.33	0.25
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.57)		0.65	1.29	0.46	1.06

Total from investment operations	(4.09)		1.10	1.68	0.79	1.31

Less distributions:
Dividends from net investment income	(0.57)		(0.60)	(0.49)	(0.42)	(0.43)
Distributions from net realized gains	(0.62)		(0.33)	(0.14)	—	—

Total dividends and distributions	(1.19)		(0.93)	(0.63)	(0.42)	(0.43)

Net asset value, end of year	$11.82		$17.10	$16.93	$15.88	$15.51

Total return	(24.29)%		6.56%	10.58%	5.06%	8.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,494,212		$3,143,322	$3,103,418	$3,052,781	$3,160,074
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.10%		0.10%	0.10%	0.10%	0.10%
After waivers, reimbursements and fees paid indirectly (f)	0.10%		0.10%	0.10%	0.10%	0.09%
Before waivers, reimbursements and fees paid indirectly (f)	0.27%		0.27%	0.27%	0.27%	0.26%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	3.19%		2.58%	2.36%	2.11%	1.65%
After waivers, reimbursements and fees paid indirectly (f)	3.19%		2.58%	2.36%	2.11%	1.66%
Before waivers, reimbursements and fees paid indirectly (f)	3.02%		2.41%	2.20%	1.94%	1.49%
Portfolio turnover rate	34%		9%	19%	34%	— ‡%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03		$0.03	$0.03	$0.03	$0.02

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$17.01		$16.84	$15.79	$15.43	$14.55

Income (loss) from investment operations:
Net investment income	0.48		0.45	0.37	0.27	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.57)		0.60	1.26	0.46	1.06

Total from investment operations	(4.09)		1.05	1.63	0.73	1.27

Less distributions:
Dividends from net investment income	(0.54)		(0.55)	(0.44)	(0.37)	(0.39)
Distributions from net realized gains	(0.62)		(0.33)	(0.14)	—	—

Total dividends and distributions	(1.16)		(0.88)	(0.58)	(0.37)	(0.39)

Net asset value, end of year	$11.76		$17.01	$16.84	$15.79	$15.43

Total return	(24.46)%		6.31%	10.34%	4.74%	8.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,897,027		$6,289,959	$4,867,869	$3,518,020	$2,341,547
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%		0.35%	0.35%	0.35%	0.35%
After waivers, reimbursements and fees paid indirectly (f)	0.35%		0.35%	0.35%	0.35%	0.34%
Before waivers, reimbursements and fees paid indirectly (f)	0.52	%(m)	0.52%	0.52%	0.52%	0.51%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	3.23%		2.57%	2.26%	1.86%	1.40%
After waivers, reimbursements and fees paid indirectly (f)	3.23%		2.57%	2.26%	1.86%	1.41%
Before waivers, reimbursements and fees paid indirectly (f)	3.05%		2.40%	2.09%	1.69%	1.24%
Portfolio turnover rate	34%		9%	19%	34%	— ‡%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03		$0.03	$0.03	$0.03	$0.02

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$13.95	$13.89	$12.60	$12.25	$11.17

Income (loss) from investment operations:
Net investment income	0.25	0.32	0.32	0.23	0.26
Net realized and unrealized gain (loss) on investments	(4.55)	0.60	1.52	0.62	1.07

Total from investment operations	(4.30)	0.92	1.84	0.85	1.33

Less distributions:
Dividends from net investment income	(0.28)	(0.43)	(0.33)	(0.25)	(0.25)
Distributions from net realized gains	(0.61)	(0.43)	(0.22)	(0.25)	— #

Total dividends and distributions	(0.89)	(0.86)	(0.55)	(0.50)	(0.25)

Net asset value, end of year	$8.76	$13.95	$13.89	$12.60	$12.25

Total return	(31.63)%	6.68%	14.77%	6.97%	12.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$225,734	$198,686	$100,459	$37,779	$13.194
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.10%	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.27%	0.27%	0.27%	0.27%	0.30%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	2.17%	2.20%	2.38%	1.84%	2.24%
Before waivers and reimbursements (f)	2.00%	2.03%	2.22%	1.67%	2.04%
Portfolio turnover rate	35%	8%	4%	29%	— ‡%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.02	$0.02	$0.02	$0.02

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$13.95	$13.89	$12.60	$12.25	$11.17

Income (loss) from investment operations:
Net investment income	0.21	0.26	0.26	0.20	0.23
Net realized and unrealized gain (loss) on investments	(4.54)	0.62	1.55	0.62	1.07

Total from investment operations	(4.33)	0.88	1.81	0.82	1.30

Less distributions:
Dividends from net investment income	(0.25)	(0.39)	(0.30)	(0.22)	(0.22)
Distributions from net realized gains	(0.61)	(0.43)	(0.22)	(0.25)	— #

Total dividends and distributions	(0.86)	(0.82)	(0.52)	(0.47)	(0.22)

Net asset value, end of year	$8.76	$13.95	$13.89	$12.60	$12.25

Total return	(31.81)%	6.41%	14.48%	6.70%	11.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,914,572	$10,665,262	$6,607,618	$2,956,385	$1,003,694
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.52%	0.52%	0.52%	0.52%	0.55%
Ratio of net investment income to average net assets:
After waivers and reimbursements (f)	1.83%	1.83%	1.95%	1.59%	1.99%
Before waivers and reimbursements (f)	1.65%	1.66%	1.79%	1.42%	1.79%
Portfolio turnover rate	35%	8%	4%	29%	— ‡%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.02	$0.02	$0.02	$0.02

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

AXA AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$14.68	$14.71	$12.96	$12.44	$11.26

Income (loss) from investment operations:
Net investment income	0.15	0.22	0.24	0.19	0.11
Net realized and unrealized gain (loss) on investments	(5.71)	0.71	2.10	0.84	1.26

Total from investment operations	(5.56)	0.93	2.34	1.03	1.37

Less distributions:
Dividends from net investment income	(0.19)	(0.40)	(0.30)	(0.24)	(0.18)
Distributions from net realized gains	(0.78)	(0.56)	(0.29)	(0.27)	(0.01)

Total dividends and distributions	(0.97)	(0.96)	(0.59)	(0.51)	(0.19)

Net asset value, end of year	$8.15	$14.68	$14.71	$12.96	$12.44

Total return	(39.05)%	6.43%	18.22%	8.27%	12.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,827	$97,742	$51,217	$18,069	$5,704
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.10%	0.10%	0.10%	0.10%	0.10%
Before waivers and reimbursements (f)	0.28%	0.27%	0.28%	0.29%	0.39%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.27%	1.41%	1.72%	1.50%	0.91%
Before waivers and reimbursements (f)	1.09%	1.23%	1.54%	1.31%	0.62%
Portfolio turnover rate	39%	10%	6%	50%	2%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.03	$0.02	$0.02	$0.03

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004 (c)

Net asset value, beginning of year	$14.68	$14.71	$12.96	$12.43	$11.26

Income (loss) from investment operations:
Net investment income	0.14	0.18	0.18	0.17	0.08
Net realized and unrealized gain (loss) on investments	(5.72)	0.71	2.13	0.84	1.25

Total from investment operations	(5.58)	0.89	2.31	1.01	1.33

Less distributions:
Dividends from net investment income	(0.17)	(0.36)	(0.27)	(0.21)	(0.15)
Distributions from net realized gains	(0.78)	(0.56)	(0.29)	(0.27)	(0.01)

Total dividends and distributions	(0.95)	(0.92)	(0.56)	(0.48)	(0.16)

Net asset value, end of year	$8.15	$14.68	$14.71	$12.96	$12.43

Total return	(39.21)%	6.16%	17.92%	8.08%	11.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,426,997	$3,038,613	$1,595,326	$609,650	$241,623
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.35%	0.35%	0.35%	0.35%	0.35%
Before waivers and reimbursements (f)	0.53%	0.52%	0.53%	0.54%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.18%	1.17%	1.30%	1.25%	0.66%
Before waivers and reimbursements (f)	1.01%	1.00%	1.12%	1.06%	0.37%
Portfolio turnover rate	39%	10%	6%	50%	2%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.02	$0.03	$0.02	$0.02	$0.03

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$32.11		$28.78	$27.36	$25.23	$22.45

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.04	0.05	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15.09)		3.32	1.42	2.15	2.81

Total from investment operations	(15.01)		3.36	1.47	2.13	2.78

Capital contribution from affiliate (†)	0.06		—	—	—	—

Less distributions:
Dividends from net investment income	(0.13)		(0.03)	(0.05)	—	—

Net asset value, end of year	$17.03		$32.11	$28.78	$27.36	$25.23

Total return	(46.55	)%(n)	11.69%	5.38%	8.44%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$690,098		$2,638,093	$2,332,898	$2,122,576	$2,485,132
Ratio of expenses to average net assets:
After fees paid indirectly	0.77%		0.72%	0.78%	0.73%	0.68%
Before fees paid indirectly	0.79%		0.79%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.31%		0.14%	0.20%	(0.07)%	(0.12)%
Before fees paid indirectly	0.30%		0.07%	0.18%	(0.14)%	(0.24)%
Portfolio turnover rate	98%		87%	90%	96%	111%

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$31.56		$28.33	$26.96	$24.91	$22.22

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.03)	(0.01)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(14.82)		3.26	1.38	2.13	2.77

Total from investment operations	(14.80)		3.23	1.37	2.05	2.69

Capital contribution from affiliate (†)	0.07		—	—	—	—

Less distributions:
Dividends from net investment income	(0.09)		—	—	—	—

Net asset value, end of year	$16.74		$31.56	$28.33	$26.96	$24.91

Total return	(46.68	)%(o)	11.40%	5.08%	8.23%	12.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,805		$244,593	$261,648	$267,802	$258,689
Ratio of expenses to average net assets:
After fees paid indirectly	1.02%		0.97%	1.03%	0.98%	0.93%
Before fees paid indirectly	1.04%		1.04%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.08%		(0.10)%	(0.05)%	(0.32)%	(0.37)%
Before fees paid indirectly	0.06%		(0.18)%	(0.07)%	(0.39)%	(0.49)%
Portfolio turnover rate	98%		87%	90%	96%	111%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$10.38	$10.21	$10.25	$10.43	$10.42

Income (loss) from investment operations:
Net investment income	0.46	0.47	0.44	0.36	0.24
Net realized and unrealized gain (loss) on investments, securities sold short, futures, options, and foreign currency transactions	(0.19)	0.17	(0.04)	(0.16)	0.18

Total from investment operations	0.27	0.64	0.40	0.20	0.42

Less distributions:
Dividends from net investment income	(0.52)	(0.47)	(0.44)	(0.38)	(0.26)
Distributions from realized gains	(0.27)	—	—	—	(0.15)

Total dividends and distributions	(0.79)	(0.47)	(0.44)	(0.38)	(0.41)

Net asset value, end of year	$9.86	$10.38	$10.21	$10.25	$10.43

Total return	2.55%	6.53%	3.96%	2.00%	4.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,481,594	$2,088,488	$1,911,399	$1,237,241	$944,330
Ratio of expenses to average net assets:
After waivers	0.75%	0.71%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.75%	0.71%	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.76%	0.76%	0.77%	0.78%	0.80%
Ratio of net investment income to average net assets:
After waivers	4.55%	4.62%	4.31%	3.51%	2.38%
After waivers and fees paid indirectly	4.55%	4.62%	4.31%	3.51%	2.38%
Before waivers and fees paid indirectly	4.54%	4.57%	4.24%	3.43%	2.28%
Portfolio turnover rate	431%	475%	366%	654%	767%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.01	$0.01	$0.01

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$10.40	$10.20	$10.24	$10.42	$10.41

Income (loss) from investment operations:
Net investment income	0.44	0.44	0.41	0.34	0.22
Net realized and unrealized gain (loss) on investments, securities sold short, futures, options, and foreign currency transactions	(0.20)	0.18	(0.03)	(0.16)	0.18

Total from investment operations	0.24	0.62	0.38	0.18	0.40

Less distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.42)	(0.36)	(0.24)
Distributions from realized gains	(0.27)	—	—	—	(0.15)

Total dividends and distributions	(0.76)	(0.42)	(0.42)	(0.36)	(0.39)

Net asset value, end of year	$9.88	$10.40	$10.20	$10.24	$10.42

Total return	2.30%	6.23%	3.80%	1.74%	3.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$912,195	$829,932	$825,182	$806,356	$781,977
Ratio of expenses to average net assets:
After waivers	1.00%	0.96%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	1.00%	0.96%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.01%	1.01%	1.02%	1.03%	1.05%
Ratio of net investment income to average net assets:
After waivers	4.29%	4.37%	4.04%	3.26%	2.13%
After waivers and fees paid indirectly	4.29%	4.37%	4.04%	3.26%	2.13%
Before waivers and fees paid indirectly	4.28%	4.32%	3.97%	3.18%	2.03%
Portfolio turnover rate	431%	475%	366%	654%	767%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.01	$0.01	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HEALTH CARE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$11.14		$11.03	$10.98	$10.78	$10.22

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.06)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.91)		1.07	0.59	0.81	1.28

Total from investment operations	(2.95)		1.01	0.56	0.76	1.23

Less distributions:
Distributions from net realized gains	(0.11)		(0.90)	(0.51)	(0.56)	(0.67)

Net asset value, end of year	$8.08		$11.14	$11.03	$10.98	$10.78

Total return	(26.69)%		9.17%	5.39%	7.30%	12.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,397		$18,376	$16,808	$15,347	$10,588
Ratio of expenses to average net assets:
After waivers and reimbursements	1.44%		1.43%	1.43%	1.48%	1.60%
After waivers, reimbursements and fees paid indirectly	1.42%		1.42%	1.38%	1.46%	1.56%
Before waivers, reimbursements and fees paid indirectly	1.44%		1.43%	1.43%	1.48%	1.60%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.45)%		(0.49)%	(0.34)%	(0.46)%	(0.59)%
After waivers, reimbursements and fees paid indirectly	(0.43)%		(0.48)%	(0.28)%	(0.44)%	(0.55)%
Before waivers, reimbursements and fees paid indirectly	(0.45)%		(0.49)%	(0.34)%	(0.46)%	(0.59)%
Portfolio turnover rate	120%		105%	145%	109%	127%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—		$—	$—	$—	$—

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$10.95		$10.88	$10.86	$10.70	$10.17

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.08)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.89)		1.05	0.59	0.79	1.27

Total from investment operations	(2.93)		0.97	0.53	0.72	1.20

Less distributions:
Distributions from net realized gains	(0.11)		(0.90)	(0.51)	(0.56)	(0.67)

Net asset value, end of year	$7.91		$10.95	$10.88	$10.86	$10.70

Total return	(26.97)%		9.04%	5.08%	6.98%	12.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$311,199		$415,882	$381,449	$334,012	$270,570
Ratio of expenses to average net assets:
After waivers and reimbursements	1.69	%(m)	1.68%	1.68%	1.73%	1.85%
After waivers, reimbursements and fees paid indirectly	1.68%		1.67%	1.63%	1.71%	1.81%
Before waivers, reimbursements and fees paid indirectly	1.70%		1.68%	1.68%	1.73%	1.85%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.49)%		(0.74)%	(0.59)%	(0.71)%	(0.84)%
After waivers, reimbursements and fees paid indirectly	(0.47)%		(0.73)%	(0.53)%	(0.69)%	(0.80)%
Before waivers, reimbursements and fees paid indirectly	(0.49)%		(0.74)%	(0.59)%	(0.71)%	(0.84)%
Portfolio turnover rate	120%		105%	145%	109%	127%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—		$—	$—	$—	$—

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER HIGH YIELD PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004(c)

Net asset value, beginning of year	$5.34	$5.61	$5.47	$5.75	$5.63

Income (loss) from investment operations:
Net investment income	0.44	0.45	0.42	0.41	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.72)	(0.27)	0.14	(0.23)	0.09

Total from investment operations	(1.28)	0.18	0.56	0.18	0.51

Less distributions:
Dividends from net investment income	(0.50)	(0.45)	(0.42)	(0.46)	(0.39)

Net asset value, end of year	$3.56	$5.34	$5.61	$5.47	$5.75

Total return	(23.39)%	3.29%	10.21%	3.26%	9.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$682,451	$887,961	$855,156	$770,374	$974,088
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	8.81%	7.78%	7.45%	7.08%	7.20%
Portfolio turnover rate	155%	108%	103%	116%	78%

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004(c)

Net asset value, beginning of year	$5.32	$5.58	$5.44	$5.71	$5.59

Income (loss) from investment operations:
Net investment income	0.42	0.43	0.41	0.39	0.40
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.70)	(0.25)	0.13	(0.21)	0.09

Total from investment operations	(1.28)	0.18	0.54	0.18	0.49

Less distributions:
Dividends from net investment income	(0.49)	(0.44)	(0.40)	(0.45)	(0.37)

Net asset value, end of year	$3.55	$5.32	$5.58	$5.44	$5.71

Total return	(23.55)%	3.18%	9.93%	3.13%	8.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$623,307	$1,034,629	$1,101,281	$1,043,950	$1,029,570
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets	8.46%	7.53%	7.20%	6.83%	6.95%
Portfolio turnover rate	155%	108%	103%	116%	78%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$16.38	$15.58	$13.03	$12.14	$10.60

Income from investment operations:
Net investment income	0.28	0.21	0.11	0.14	0.09
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.90)	1.73	3.20	1.73	1.83

Total from investment operations	(7.62)	1.94	3.31	1.87	1.92

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.11)	(0.21)	(0.12)
Distributions from realized gains	(0.25)	(0.98)	(0.65)	(0.77)	(0.26)

Total dividends and distributions	(0.47)	(1.14)	(0.76)	(0.98)	(0.38)

Net asset value, end of year	$8.29	$16.38	$15.58	$13.03	$12.14

Total return	(47.13)%	12.73%	25.58%	15.74%	18.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,448,943	$2,193,441	$1,356,428	$379,616	$238,906
Ratio of expenses to average net assets:
After fees paid indirectly	1.25%	1.23%	1.27%	1.29%	1.50%
Before fees paid indirectly	1.25%	1.23%	1.28%	1.33%	1.55%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	2.19%	1.27%	0.78%	1.17%	0.78%
Before fees paid indirectly	2.19%	1.27%	0.77%	1.13%	0.73%
Portfolio turnover rate	56%	47%	45%	67%	83%

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$16.35	$15.56	$13.01	$12.12	$10.58

Income from investment operations:
Net investment income	0.26	0.17	0.10	0.11	0.07
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.88)	1.72	3.17	1.72	1.82

Total from investment operations	(7.62)	1.89	3.27	1.83	1.89

Less distributions:
Dividends from net investment income	(0.20)	(0.12)	(0.07)	(0.17)	(0.09)
Distributions from realized gains	(0.25)	(0.98)	(0.65)	(0.77)	(0.26)

Total dividends and distributions	(0.45)	(1.10)	(0.72)	(0.94)	(0.35)

Net asset value, end of year	$8.28	$16.35	$15.56	$13.01	$12.12

Total return	(47.23)%	12.39%	25.30%	15.47%	17.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$467,913	$905,461	$765,683	$449,400	$336,354
Ratio of expenses to average net assets:
After fees paid indirectly	1.49%	1.48%	1.52%	1.54%	1.75%
Before fees paid indirectly	1.49%	1.48%	1.53%	1.58%	1.80%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.99%	1.08%	0.68%	0.92%	0.53%
Before fees paid indirectly	1.99%	1.08%	0.67%	0.88%	0.48%
Portfolio turnover rate	56%	47%	45%	67%	83%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$11.66	$11.96	$10.79	$10.37	$9.89

Income (loss) from investment operations:
Net investment income	0.08	0.09	0.08	0.06	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.67)	0.52	1.40	0.67	0.90

Total from investment operations	(4.59)	0.61	1.48	0.73	0.98

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.07)	(0.03)	(0.13)
Distributions from realized gains	(0.02)	(0.83)	(0.24)	(0.28)	(0.37)

Total dividends and distributions	(0.09)	(0.91)	(0.31)	(0.31)	(0.50)

Net asset value, end of year	$6.98	$11.66	$11.96	$10.79	$10.37

Total return	(39.40)%	5.22%	13.84%	7.07%	9.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$764,481	$842,193	$598,068	$309,162	$6,932
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.09%	1.09%	1.08%	1.08%	1.07%
Before waivers, reimbursements and fees paid indirectly	1.10%	1.10%	1.10%	1.15%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.86%	0.74%	0.73%	0.52%	0.79%
After waivers, reimbursements and fees paid indirectly	0.86%	0.74%	0.75%	0.54%	0.82%
Before waivers, reimbursements and fees paid indirectly	0.86%	0.74%	0.72%	0.47%	0.67%
Portfolio turnover rate	50%	51%	49%	39%	52%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.01	$0.01

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$11.67	$11.96	$10.79	$10.38	$9.89

Income (loss) from investment operations:
Net investment income	0.06	0.06	0.06	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.68)	0.53	1.39	0.66	0.91

Total from investment operations	(4.62)	0.59	1.45	0.69	0.96

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.04)	— #	(0.10)
Distributions from realized gains	(0.02)	(0.83)	(0.24)	(0.28)	(0.37)

Total dividends and distributions	(0.07)	(0.88)	(0.28)	(0.28)	(0.47)

Net asset value, end of year	$6.98	$11.67	$11.96	$10.79	$10.38

Total return	(39.61)%	5.05%	13.56%	6.70%	9.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116,354	$215,406	$208,296	$185,408	$173,875
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.34%	1.34%	1.33%	1.33%	1.32%
Before waivers, reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.40%	1.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.58%	0.49%	0.47%	0.27%	0.54%
After waivers, reimbursements and fees paid indirectly	0.59%	0.50%	0.49%	0.29%	0.57%
Before waivers, reimbursements and fees paid indirectly	0.58%	0.49%	0.47%	0.22%	0.42%
Portfolio turnover rate	50%	51%	49%	39%	52%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.01	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)		2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$9.84	$9.96		$10.40	$9.66	$9.03

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)		(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.44)	1.13		0.08	0.79	0.64

Total from investment operations	(4.46)	1.12		0.05	0.74	0.63

Less distributions:
Distributions from realized gains	—#	(1.24)		(0.49)	—	—

Net asset value, end of year	$5.38	$9.84		$9.96	$10.40	$9.66

Total return	(45.32)%	11.51%		0.44%	7.66%	6.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,823	$25,968		$21,104	$17,780	$12,166
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%		1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.01%	1.04%		1.08%	1.08%	1.05%
Before waivers, reimbursements and fees paid indirectly	1.14%	1.12%		1.12%	1.13%	1.16%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.35)%	(0.12)%		(0.27)%	(0.49)%	(0.23)%
After waivers, reimbursements and fees paid indirectly	(0.25)%	(0.06)%		(0.25)%	(0.47)%	(0.18)%
Before waivers, reimbursements and fees paid indirectly	(0.38)%	(0.14)%		(0.28)%	(0.52)%	(0.29)%
Portfolio turnover rate	162%	77%		48%	42%	53%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$ —#	$ —#		$ —#	$ —#	$0.01

	Year Ended December 31,
Class B	2008 (c)	2007 (c)		2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$9.67	$9.83		$10.30	$9.58	$8.99

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)		(0.05)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(4.35)	1.11		0.07	0.79	0.63

Total from investment operations	(4.39)	1.08		0.02	0.72	0.59

Less distributions:
Distributions from realized gains	—#	(1.24)		(0.49)	—	—

Net asset value, end of year	$5.28	$9.67		$9.83	$10.30	$9.58

Total return	(45.39)%	11.26%		0.15%	7.52%	6.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$203,047	$391,335		$372,653	$362,850	$343,638
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%		1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.26%	1.29	%(m)	1.33%	1.33%	1.30%
Before waivers, reimbursements and fees paid indirectly	1.39%	1.37%		1.37%	1.38%	1.41%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.58)%	(0.37)%		(0.52)%	(0.74)%	(0.48)%
After waivers, reimbursements and fees paid indirectly	(0.49)%	(0.30)%		(0.50)%	(0.72)%	(0.43)%
Before waivers, reimbursements and fees paid indirectly	(0.62)%	(0.39)%		(0.53)%	(0.77)%	(0.54)%
Portfolio turnover rate	162%	77%		48%	42%	53%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$—	#	$— #	$— #	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$11.79	$12.83	$11.19	$10.99	$10.28

Income (loss) from investment operations:
Net investment income	0.18	0.19	0.14	0.13	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.58)	0.29	2.05	0.68	1.36

Total from investment operations	(4.40)	0.48	2.19	0.81	1.49

Less distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.12)	(0.09)	(0.14)
Distributions from realized gains	(0.02)	(1.34)	(0.43)	(0.52)	(0.64)

Total dividends and distributions	(0.18)	(1.52)	(0.55)	(0.61)	(0.78)

Net asset value, end of year	$7.21	$11.79	$12.83	$11.19	$10.99

Total return	(37.33)%	3.88%	19.62%	7.37%	14.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,180,738	$1,220,184	$914,471	$309,385	$9,758
Ratio of expenses to average net assets:
After waivers and reimbursements	1.05%	1.07%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.03%	1.01%	1.06%	1.04%	0.96%
Before waivers, reimbursements and fees paid indirectly	1.05%	1.07%	1.10%	1.12%	1.15%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.79%	1.38%	1.12%	1.03%	1.35%
After waivers, reimbursements and fees paid indirectly	1.82%	1.44%	1.16%	1.09%	1.49%
Before waivers, reimbursements and fees paid indirectly	1.79%	1.38%	1.12%	1.01%	1.30%
Portfolio turnover rate	60%	77%	63%	76%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.01

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$11.79	$12.83	$11.19	$10.99	$10.28

Income (loss) from investment operations:
Net investment income	0.15	0.16	0.11	0.09	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.57)	0.29	2.05	0.69	1.34

Total from investment operations	(4.42)	0.45	2.16	0.78	1.46

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.09)	(0.06)	(0.11)
Distributions from realized gains	(0.02)	(1.34)	(0.43)	(0.52)	(0.64)

Total dividends and distributions	(0.16)	(1.49)	(0.52)	(0.58)	(0.75)

Net asset value, end of year	$7.21	$11.79	$12.83	$11.19	$10.99

Total return	(37.49)%	3.61%	19.32%	7.10%	14.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$439,812	$718,323	$702,312	$526,727	$406,626
Ratio of expenses to average net assets:
After waivers and reimbursements	1.30%	1.32%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.28%	1.26% (m)	1.31% (m)	1.29%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.30%	1.32%	1.35%	1.37%	1.40%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.51%	1.12%	0.85%	0.78%	1.10%
After waivers, reimbursements and fees paid indirectly	1.53%	1.18%	0.89%	0.84%	1.24%
Before waivers, reimbursements and fees paid indirectly	1.51%	1.12%	0.85%	0.76%	1.05%
Portfolio turnover rate	60%	77%	63%	76%	99%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$— #	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$9.13		$9.04	$9.12	$9.63	$8.75

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.07)	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.90)		1.14	0.96	0.89	1.10

Total from investment operations	(3.94)		1.07	0.89	0.81	1.04

Less distributions:
Distributions from net realized gains	(0.08)		(0.98)	(0.97)	(1.32)	(0.16)

Net asset value, end of year	$5.11		$9.13	$9.04	$9.12	$9.63

Total return	(43.47)%		12.22%	9.83%	8.66%	12.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$151,539		$303,194	$230,585	$223,527	$395,739
Ratio of expenses to average net assets:
After fees paid indirectly	1.21%		1.27%	1.26%	1.30%	1.25%
Before fees paid indirectly	1.31%		1.30%	1.30%	1.35%	1.35%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.50)%		(0.67)%	(0.74)%	(0.84)%	(0.90)%
Before fees paid indirectly	(0.61)%		(0.70)%	(0.78)%	(0.89)%	(1.00)%
Portfolio turnover rate	128%		81%	77%	87%	76%

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$8.95		$8.90	$9.01	$9.55	$8.70

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.09)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.83)		1.12	0.95	0.88	1.10

Total from investment operations	(3.88)		1.03	0.86	0.78	1.01

Less distributions:
Distributions from net realized gains	(0.08)		(0.98)	(0.97)	(1.32)	(0.16)

Net asset value, end of year	$4.99		$8.95	$8.90	$9.01	$9.55

Total return	(43.68)%		11.97%	9.62%	8.41%	11.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$288,031		$554,500	$543,139	$498,431	$468,973
Ratio of expenses to average net assets:
After fees paid indirectly	1.46%		1.52%	1.51%	1.55%	1.50%
Before fees paid indirectly	1.56	%(m)	1.55%	1.55%	1.60%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.75)%		(0.93)%	(0.99)%	(1.09)%	(1.15)%
Before fees paid indirectly	(0.86)%		(0.96)%	(1.03)%	(1.14)%	(1.25)%
Portfolio turnover rate	128%		81%	77%	87%	76%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)	2006 (c)		2005 (c)	2004

Net asset value, beginning of year	$9.19	$10.03	$9.74		$11.48	$10.50

Income from investment operations:
Net investment income	0.06	0.02	0.03		0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.33)	— #	1.41		0.83	1.60

Total from investment operations	(3.27)	0.02	1.44		0.84	1.61

Less distributions:
Dividends from net investment income	(0.05)	—	(0.02)		—	—
Distributions from realized gains	(0.10)	(0.86)	(1.13)		(2.58)	(0.63)

Total dividends and distributions	(0.15)	(0.86)	(1.15)		(2.58)	(0.63)

Net asset value, end of year	$5.77	$9.19	$10.03		$9.74	$11.48

Total return	(35.88)%	0.31%	15.08%		7.61%	15.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$330,996	$535,842	$387,990		$319,455	$842,150
Ratio of expenses to average net assets:
After fees paid indirectly	1.15%	1.28%	1.30%		1.24%	1.29%
Before fees paid indirectly	1.30%	1.29%	1.31%		1.29%	1.35%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.78%	0.17%	0.25%		0.09%	0.08%
Before fees paid indirectly	0.62%	0.17%	0.24%		0.04%	0.02%
Portfolio turnover rate	78%	60%	67%		58%	61%

	Year Ended December 31,
Class B	2008 (c)	2007 (c)	2006 (c)		2005 (c)	2004

Net asset value, beginning of year	$9.01	$9.87	$9.61		$11.39	$10.45

Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	—	#	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.25)	0.01	1.39		0.82	1.59

Total from investment operations	(3.21)	—	1.39		0.80	1.57

Less distributions:
Dividends from net investment income	(0.04)	—	—		—	—
Distributions from realized gains	(0.10)	(0.86)	(1.13)		(2.58)	(0.63)

Total dividends and distributions	(0.14)	(0.86)	(1.13)		(2.58)	(0.63)

Net asset value, end of year	$5.66	$9.01	$9.87		$9.61	$11.39

Total return	(35.99)%	0.10%	14.75%		7.29%	15.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$320,011	$539,894	$599,824		$510,799	$498,370
Ratio of expenses to average net assets:
After fees paid indirectly	1.39%	1.53%	1.55%		1.49%	1.54%
Before fees paid indirectly	1.55%	1.54%	1.56	%(m)	1.54%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	0.54%	(0.08)%	(0.01)%		(0.16)%	(0.17)%
Before fees paid indirectly	0.38%	(0.09)%	(0.02)%		(0.21)%	(0.23)%
Portfolio turnover rate	78%	60%	67%		58%	61%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO(d)

FINANCIAL HIGHLIGHTS — (Continued)

Class A	January 22, 2008* to December 31, 2008 (c)

Net asset value, beginning of period	$7.61

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	(2.39)

Total from investment operations	(2.43)

Less distributions:
Distributions from realized gains	(0.03)

Net asset value, end of period	$5.15

Total return (b)	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$367,823
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.30	%(m)
Before fees paid indirectly (a)	1.35	%(m)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	(0.59)%
Before fees paid indirectly (a)	(0.64)%
Portfolio turnover rate	98%

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$8.91		$9.52	$8.76	$8.28	$7.36

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.02)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.69)		0.33	0.95	0.70	0.99

Total from investment operations	(3.75)		0.31	0.88	0.63	0.92

Less distributions:
Distributions from realized gains	(0.03)		(0.92)	(0.12)	(0.15)	—

Net asset value, end of year	$5.13		$8.91	$9.52	$8.76	$8.28

Total return	(42.21)%		3.60%	10.26%	7.55%	12.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,749		$392,037	$277,810	$176,610	$93,964
Ratio of expenses to average net assets:
After waivers	1.53%		1.47%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly	1.48%		1.27%	1.30%	1.30%	1.30%
Before waivers and fees paid indirectly	1.53%		1.54%	1.39%	1.37%	1.43%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.90)%		(0.39)%	(0.77)%	(0.85)%	(0.89)%
After waivers and fees paid indirectly	(0.85)%		(0.19)%	(0.77)%	(0.85)%	(0.89)%
Before waivers and fees paid indirectly	(0.90)%		(0.46)%	(0.85)%	(0.92)%	(1.02)%
Portfolio turnover rate	98%		177%	279%	273%	199%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—		$0.01	$0.01	$0.01	$0.01

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)	2007 (c)		2006		2005 (c)	2004

Net asset value, beginning of year	$11.23	$13.70		$13.37		$14.02	$13.29

Income (loss) from investment operations:
Net investment income	0.05	0.10		0.07		0.06	0.07
Net realized and unrealized gain (loss) on investments	(4.28)	(1.42)		2.09		0.61	2.20

Total from investment operations	(4.23)	(1.32)		2.16		0.67	2.27

Less distributions:
Dividends from net investment income	(0.04)	(0.07)		(0.08)		(0.06)	(0.05)
Distributions from realized gains	(0.04)	(1.08)		(1.75)		(1.26)	(1.49)

Total dividends and distributions	(0.08)	(1.15)		(1.83)		(1.32)	(1.54)

Net asset value, end of year	$6.92	$11.23		$13.70		$13.37	$14.02

Total return	(37.75)%	(9.62)%		16.38%		4.94%	17.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$242,715	$628,684		$577,637		$523,308	$281,509
Ratio of expenses to average net assets:
After waivers	1.23%	1.07	%(m)	0.85	%(m)	0.79%	0.80%
After waivers and fees paid indirectly	1.17%	1.06%		0.77	%(m)	0.70%	0.61%
Before waivers and fees paid indirectly	1.23%	1.10%		0.85	%(m)	0.79%	0.80%
Ratio of net investment income to average net assets:
After waivers	0.42%	0.71%		0.40	%(m)	0.37%	0.37%
After waivers and fees paid indirectly	0.47%	0.72%		0.47	%(m)	0.46%	0.56%
Before waivers and fees paid indirectly	0.42%	0.68%		0.40	%(m)	0.37%	0.37%
Portfolio turnover rate	98%	103%		114%		90%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—		$—	$—

	Year Ended December 31,
Class B	2008 (c)	2007 (c)		2006		2005 (c)	2004

Net asset value, beginning of year	$11.24	$13.71		$13.38		$14.02	$13.30

Income (loss) from investment operations:
Net investment income	0.02	0.07		0.03		0.03	0.03
Net realized and unrealized gain (loss) on investments	(4.27)	(1.42)		2.09		0.62	2.19

Total from investment operations	(4.25)	(1.35)		2.12		0.65	2.22

Less distributions:
Dividends from net investment income	(0.02)	(0.04)		(0.04)		(0.03)	(0.01)
Distributions from realized gains	(0.04)	(1.08)		(1.75)		(1.26)	(1.49)

Total dividends and distributions	(0.06)	(1.12)		(1.79)		(1.29)	(1.50)

Net asset value, end of year	$6.93	$11.24		$13.71		$13.38	$14.02

Total return	(37.87)%	(9.84)%		16.07%		4.75%	17.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$506,586	$980,945		$1,326,859		$1,153,566	$1,042,729
Ratio of expenses to average net assets:
After waivers	1.48%	1.32	%(m)	1.10	%(m)	1.04%	1.05%
After waivers and fees paid indirectly	1.42%	1.31	%(m)	1.02	%(m)	0.95%	0.86%
Before waivers and fees paid indirectly	1.48%	1.35	%(m)	1.10	%(m)	1.04%	1.05%
Ratio of net investment income to average net assets:
After waivers	0.17%	0.48%		0.15	%(m)	0.12%	0.12%
After waivers and fees paid indirectly	0.23%	0.50%		0.22	%(m)	0.21%	0.31%
Before waivers and fees paid indirectly	0.17%	0.46%		0.15	%(m)	0.12%	0.12%
Portfolio turnover rate	98%	103%		114%		90%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	#	$—		$—	$—

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$13.18		$11.12	$10.34	$9.26	$8.87

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.08)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.14)		2.14	0.85	1.16	0.50

Total from investment operations	(6.19)		2.06	0.78	1.08	0.45

Less distributions:
Distributions from realized gains	—		—	—	—	(0.06)

Net asset value, end of year	$6.99		$13.18	$11.12	$10.34	$9.26

Total return	(46.97)%		18.53%	7.54%	11.54%	5.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,124		$36,248	$28,469	$27,263	$25,939
Ratio of expenses to average net assets:
After fees paid indirectly	1.41%		1.41%	1.39%	1.36%	1.50%
Before fees paid indirectly	1.42%		1.42%	1.43%	1.42%	1.60%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.41)%		(0.62)%	(0.69)%	(0.85)%	(0.70)%
Before fees paid indirectly	(0.42)%		(0.63)%	(0.72)%	(0.91)%	(0.80)%
Portfolio turnover rate	148%		132%	163%	148%	160%

	Year Ended December 31,
Class B	2008 (c)		2007 (c)	2006 (c)	2005 (c)	2004

Net asset value, beginning of year	$12.98		$10.98	$10.23	$9.19	$8.82

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.11)	(0.10)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.05)		2.11	0.85	1.14	0.49

Total from investment operations	(6.12)		2.00	0.75	1.04	0.43

Less distributions:
Distributions from realized gains	—		—	—	—	(0.06)

Net asset value, end of year	$6.86		$12.98	$10.98	$10.23	$9.19

Total return	(47.15)%		18.21%	7.33%	11.20%	5.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$331,894		$656,676	$516,556	$507,474	$486,608
Ratio of expenses to average net assets:
After fees paid indirectly	1.66	%(m)	1.66%	1.64%	1.61%	1.75%
Before fees paid indirectly	1.67	%(m)	1.67%	1.68%	1.67%	1.85%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.73)%		(0.87)%	(0.94)%	(1.10)%	(0.95)%
Before fees paid indirectly	(0.74)%		(0.88)%	(0.97)%	(1.16)%	(1.05)%
Portfolio turnover rate	148%		132%	163%	148%	160%

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2015 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$10.85		$10.54		$10.00

Income (loss) from investment operations:
Net investment income	0.40		0.26		0.23
Net realized and unrealized gain (loss) on investments	(3.69)		$0.53		0.56

Total from investment operations	(3.29)		$0.79		0.79

Less distributions:
Dividends from net investment income	(0.31)		(0.35)		(0.25)
Distributions from net realized gains	(0.08)		$(0.13)		—	#

Total dividends and distributions	(0.39)		(0.48)		(0.25)

Net asset value, end of period	$7.17		$10.85		$10.54

Total return (b)	(30.31)%		7.49%		7.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,119		$580		$540
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%		0.35%		0.35%
Before waivers and reimbursements (a)(f)	0.55%		1.81%		7.98	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.45%		2.37%		6.68	%(l)
Before waivers and reimbursements (a)(f)	4.25%		0.91%		(1.66	)%(l)
Portfolio turnover rate	43%		12%		3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.16		$0.29

	Year Ended December 31,
Class B	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$10.85		$10.54		$10.00

Income (loss) from investment operations:
Net investment income	0.36		0.46		0.39
Net realized and unrealized gain (loss) on investments	(3.67)		0.30		0.39

Total from investment operations	(3.31)		0.76		0.78

Less distributions:
Dividends from net investment income	(0.29)		(0.32)		(0.24)
Distributions from net realized gains	(0.08)		(0.13)		—	#

Total dividends and distributions	(0.37)		(0.45)		(0.24)

Net asset value, end of period	$7.17		$10.85		$10.54

Total return (b)	(30.50)%		7.22%		7.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,402		$13,218		$2,023
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%
Before waivers and reimbursements (a)(f)	0.80	%(m)	2.06	%(m)	8.23	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.97%		4.12%		11.01	%(l)
Before waivers and reimbursements (a)(f)	3.63%		2.72%		3.72	%(l)
Portfolio turnover rate	43%		12%		3%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.16		$0.26

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2025 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.02		$10.65		$10.00

Income (loss) from investment operations:
Net investment income	0.36		0.21		0.19
Net realized and unrealized gain (loss) on investments	(4.20)		0.60		0.68

Total from investment operations	(3.84)		0.81		0.87

Less distributions:
Dividends from net investment income	(0.26)		(0.30)		(0.22)
Distributions from net realized gains	(0.11)		(0.14)		—	#

Total dividends and distributions	(0.37)		(0.44)		(0.22)

Net asset value, end of period	$6.81		$11.02		$10.65

Total return (b)	(34.83)%		7.62%		8.71%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,868		$585		$544
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%		0.35%		0.35%
Before waivers and reimbursements (a)(f)	0.57%		1.51%		7.39	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.11%		1.86%		5.55	%(l)
Before waivers and reimbursements (a)(f)	3.90%		0.69%		(2.33	)%(l)
Portfolio turnover rate	21%		15%		2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.13		$0.27

	Year Ended December 31,
Class B	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.02		$10.65		$10.00

Income (loss) from investment operations:
Net investment income	0.31		0.35		0.31
Net realized and unrealized gain (loss) on investments	(4.16)		0.43		0.55

Total from investment operations	(3.85)		0.78		0.86

Less distributions:
Dividends from net investment income	(0.25)		(0.27)		(0.21)
Distributions from net realized gains	(0.11)		(0.14)		—	#

Total dividends and distributions	(0.36)		(0.41)		(0.21)

Net asset value, end of period	$6.81		$11.02		$10.65

Total return (b)	(35.00)%		7.35%		8.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,355		$17,298		$2,154
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%
Before waivers and reimbursements (a)(f)	0.82	%(m)	1.76	%(m)	7.64	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.40%		3.10%		8.86	%(l)
Before waivers and reimbursements (a)(f)	3.05%		2.03%		2.18	%(l)
Portfolio turnover rate	21%		15%		2%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.12		$0.24

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2035 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.21		$10.76		$10.00

Income (loss) from investment operations:
Net investment income	0.34		0.17		0.16
Net realized and unrealized gain (loss) on investments	(4.58)		0.66		0.78

Total from investment operations	(4.24)		0.83		0.94

Less distributions:
Dividends from net investment income	(0.24)		(0.27)		(0.18)
Distributions from net realized gains	(0.14)		(0.11)		—	#

Total dividends and distributions	(0.38)		(0.38)		(0.18)

Net asset value, end of period	$6.59		$11.21		$10.76

Total return (b)	(37.94)%		7.75%		9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,038		$589		$547
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%		0.35%		0.35%
Before waivers and reimbursements (a)(f)	0.94%		2.48%		9.66	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.92%		1.48%		4.50	%(l)
Before waivers and reimbursements (a)(f)	3.33%		(0.64)%		(4.99	)%(l)
Portfolio turnover rate	12%		6%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		$0.24		$0.33

	Year Ended December 31,
Class B	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.21		$10.76		$10.00

Income (loss) from investment operations:
Net investment income	0.30		0.29		0.19
Net realized and unrealized gain (loss) on investments	(4.55)		0.51		0.74

Total from investment operations	(4.25)		0.80		0.93

Less distributions:
Dividends from net investment income	(0.22)		(0.24)		(0.17)
Distributions from net realized gains	(0.14)		(0.11)		—	#

Total dividends and distributions	(0.36)		(0.35)		(0.17)

Net asset value, end of period	$6.60		$11.21		$10.76

Total return (b)	(38.01)%		7.37%		9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,430		$9,825		$1,228
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%
Before waivers and reimbursements (a)(f)	1.19	%(m)	2.73	%(m)	9.91	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.34%		2.54%		5.42	%(l)
Before waivers and reimbursements (a)(f)	2.59%		0.53%		(3.77	)%(l)
Portfolio turnover rate	12%		6%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07		$0.23		$0.32

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

TARGET 2045 ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class A	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.16		$10.86		$10.00

Income (loss) from investment operations:
Net investment income	0.29		0.13		0.12
Net realized and unrealized gain (loss) on investments	(4.86)		0.74		0.89

Total from investment operations	(4.57)		0.87		1.01

Less distributions:
Dividends from net investment income	(0.20)		(0.23)		(0.15)
Distributions from net realized gains	(0.19)		(0.34)		—	#

Total dividends and distributions	(0.39)		(0.57)		(0.15)

Net asset value, end of period	$6.20		$11.16		$10.86

Total return (b)	(41.18)%		8.09%		10.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,014		$595		$551
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.35%		0.35%		0.35%
Before waivers and reimbursements (a)(f)	1.63%		2.91%		10.59	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.40%		1.13%		3.47	%(l)
Before waivers and reimbursements (a)(f)	2.12%		(1.42)%		(6.92	)%(l)
Portfolio turnover rate	5%		23%		7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11		$0.29		$0.36

	Year Ended December 31,
Class B	2008 (c)		2007 (c)		August 31, 2006* to December 31, 2006 (c)

Net asset value, beginning of period	$11.16		$10.86		$10.00

Income (loss) from investment operations:
Net investment income	0.24		0.21		0.18
Net realized and unrealized gain (loss) on investments	(4.82)		0.63		0.82

Total from investment operations	(4.58)		0.84		1.00

Less distributions:
Dividends from net investment income	(0.19)		(0.20)		(0.14)
Distributions from net realized gains	(0.19)		(0.34)		—	#

Total dividends and distributions	(0.38)		(0.54)		(0.14)

Net asset value, end of period	$6.20		$11.16		$10.86

Total return (b)	(41.33)%		7.82%		10.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,696		$6,588		$1,052
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.60%		0.60%		0.60%
Before waivers and reimbursements (a)(f)	1.88	%(m)	3.16	%(m)	10.84	%(m)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	2.71%		1.78%		5.06	%(l)
Before waivers and reimbursements (a)(f)	1.33%		(0.70)%		(5.07	)%(l)
Portfolio turnover rate	5%		23%		7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.12		$0.29		$0.36

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of operations.
#	Per share amount is less than $0.01.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on average shares outstanding.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. The information from October 1, 2004 through July 6, 2007 is that of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(f)	Expenses do not include the expenses of the underlying funds.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Reflects overall fund ratios for investment income and non-class specific expense.
(n)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(o)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.

See Notes to Financial Statements.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Note 1 Organization and Selected Significant Accounting Policies

AXA Premier VIP Trust (the “Trust”) was organized as a Delaware business trust on October 2, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with thirteen diversified Portfolios and nine non-diversified Portfolios (each a “Portfolio”). The non-diversified Portfolios are: AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio, AXA Aggressive Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio. The investment manager to each Portfolio is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each Portfolio, other than the AXA Conservative Allocation Portfolio, AXA Conservative-Plus Allocation Portfolio, AXA Moderate Allocation Portfolio, AXA Moderate-Plus Allocation Portfolio and AXA Aggressive Allocation Portfolio (“AXA Allocation Portfolios”), and the Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio and Target 2045 Allocation Portfolio (“Target Allocation Portfolios”), is provided by multiple investment sub-advisers (each an “Adviser”).

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

The AXA Allocation Portfolios and the Target Allocation Portfolios are types of mutual funds often described as “fund of funds.” Each AXA Allocation Portfolio and Target Allocation Portfolio pursues its investment objective by investing exclusively in other affiliated mutual funds managed by AXA Equitable (EQ Advisors Trust and AXA Premier VIP Trust).

All of the Portfolios, except the AXA Allocation Portfolios and Target Allocation Portfolios, employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class A and Class B. The Class B shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, an indirect wholly-owned subsidiary of AXA, AXA Life and Annuity Company and other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan.

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December 31, 2008

The investment objectives of each Portfolio are as follows:

AXA Conservative Allocation Portfolio — Seeks a high level of current income.

AXA Conservative-Plus Allocation Portfolio — Seeks current income and growth of capital, with a greater emphasis on current income.

AXA Moderate Allocation Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate-Plus Allocation Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Allocation Portfolio — Seeks long-term capital appreciation.

Multimanager Aggressive Equity Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable), ClearBridge Advisors, LLC, Legg Mason Capital Management, Inc. and Marsico Capital Management, LLC (“Marsico”)) — Long-term growth of capital.

Multimanager Core Bond Portfolio (advised by BlackRock Financial Management, Inc. and Pacific Investment Management Company LLC (“PIMCO”)) — To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Health Care Portfolio (advised by Invesco Aim Capital Management, Inc., RCM Capital Management LLC (“RCM”) and Wellington Management Company, LLP (“Wellington Management”)) — Long-term growth of capital.

Multimanager High Yield Portfolio (advised by PIMCO and Post Advisory Group, LLC) — High total return through a combination of current income and capital appreciation.

Multimanager International Equity Portfolio (advised by AllianceBernstein, JPMorgan Investment Management Inc. and Marsico) — Long-term growth of capital.

Multimanager Large Cap Core Equity Portfolio (advised by AllianceBernstein, Janus Capital Management LLC and Thornburg Investment Management, Inc.) — Long-term growth of capital.

Multimanager Large Cap Growth Portfolio (advised by Goodman & Co. NY Ltd. (“Goodman”), T. Rowe Price Associates, Inc. and Westfield Capital Management Company, LP (“Westfield”)) — Long-term growth of capital. Effective August 1, 2008, Westfield replaced RCM as a sub-advisor to the Portfolio. Effective August 1, 2008, Goodman replaced TCW Investment Management Company as a sub-advisor to the Portfolio.

Multimanager Large Cap Value Portfolio (advised by AllianceBernstein, Institutional Capital LLC and MFS Investment Management) — Long-term growth of capital.

Multimanager Mid Cap Growth Portfolio (advised by AllianceBernstein, Franklin Advisers, Inc., and Wellington Management) — Long-term growth of capital. Effective July 31, 2008, Wellington Management replaced Provident Investment Counsel, Inc. as a sub-advisor to the Portfolio.

Multimanager Mid Cap Value Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of AXA Equitable), Tradewinds Global Investors, LLC (“Tradewinds”) and Wellington Management) — Long-term growth of capital. Effective December 1, 2008, Tradewinds replaced TCW as a sub-advisor to the Portfolio.

Multimanager Small Cap Growth Portfolio (advised by Eagle Asset Management, Inc. and Wells Capital Management Inc.) — Long-term growth of capital.

Multimanager Small Cap Value Portfolio (advised by Franklin Advisory Services, LLC, Lazard Asset Management LLC and Pacific Global Management Company (“Pacific Global”)) — Long-term growth of capital. Effective July 18, 2008, Pacific Global was added as a sub-advisor to the Portfolio.

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December 31, 2008

Multimanager Technology Portfolio (advised by Firsthand Capital Management, Inc., RCM and Wellington Management) — Long-term growth of capital.

Target 2015 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2025 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2035 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

Target 2045 Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix. Total return includes capital growth and income.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

The Portfolios are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of each Portfolio’s fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of inputs used to value each Portfolio’s investments as of December 31, 2008 is included in the Portfolio of Investments.

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted equity securities are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the

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December 31, 2008

NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s last sale price is used. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depositary Receipt (“ADR”) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Investments in Exchange Traded Funds (ETFs) are valued based on last sale price on the respective exchange.

Short-term investments which mature in 60 days or less from the date of valuation are valued at amortized cost, which approximates market value. Short-term investments, which mature in more than 60 days, are valued at representative quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation can not be provided, are valued at fair value under the direction of the Trustees.

Investments in the AXA Allocation Portfolios and the Target Allocation Portfolios are valued based on the net asset value per share of each underlying open-end mutual fund, which follow the policies as described above.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or

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December 31, 2008

circumstance would materially affect such Portfolio’s net asset value. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2008 are as follows:

Portfolios:	Market Value	Percentage of Total Investments*
Multimanager Aggressive Equity	$6,955,324	0.9%
Multimanager Health Care	32,543,269	10.3
Multimanager International Equity	1,589,098,870	83.8
Multimanager Large Cap Core	20,533,552	2.3
Multimanager Large Cap Value	31,781,601	2.0
Multimanager Mid Cap Growth	8,132,052	1.8
Multimanager Mid Cap Value	7,735,290	1.2
Multimanager Technology	16,044,058	4.8

* excluding Investments of Cash Collateral for Securities on Loan

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and discount on long-term securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities is presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities - at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses - at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

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December 31, 2008

Taxes:

The Portfolios adopted the provisions of the FASB Interpretation number 48 Accounting for Uncertainty in Income Taxes (“the Interpretation”), on December 31, 2007. At December 31, 2008, the Portfolios did not have any liabilities for uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service and state taxing authorities. FIN 48 had no impact on the Portfolios for the year ended December 31, 2008.

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (Multimanager Core Bond declares and distributes monthly). Distributions from net realized short-term and long-term capital gains, if any, are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable unless such gains are offset by capital loss carryforwards. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends and distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies and straddle transactions. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

The tax composition of distributed and undistributed income and gains for the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains

AXA Conservative Allocation	$66,401,374	$14,776,714	$—	$2,702,908	$21,368,434	$8,673,731	$—	$8,204,533

AXA Conservative- Plus Allocation	54,829,847	36,745,585	—	2,679,153	37,710,012	21,933,958	30,000	25,692,644

AXA Moderate Allocation	370,627,445	388,857,007	—	11,769,459	298,600,094	52,620,672	—	281,484,720

AXA Moderate- Plus Allocation	250,828,191	559,424,936	—	20,523,372	287,282,601	287,860,350	—	460,742,283

AXA Aggressive Allocation	49,303,399	206,971,528	59,296	3,083,153	73,945,478	100,301,029	—	164,086,702

Multimanager Aggressive Equity	6,214,318	—	35,872	—	2,642,629	—	456,432	—

Multimanager Core Bond	207,175,981	47,135,586	—	—	125,976,717	—	2,620,754	3,011,991

Multimanager Health Care	3,018,648	1,578,860	—	—	14,562,365	18,427,218	2,912,273	1,502,977

Multimanager High Yield	157,290,685	—	—	—	147,966,792	—	1,728,137	—

Multimanager International Equity	77,511,552	18,971,707	972,411	—	95,478,324	101,354,141	31,129,819	18,971,707

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December 31, 2008

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
Multimanager Large Cap Core Equity	$10,831,433	$—	$—	$—	$32,902,483	$41,565,481	$2,563,155	$—

Multimanager Large Cap Growth	53,996	—	—	—	5,929,173	41,310,199	51,863	—

Multimanager Large Cap Value	35,259,292	3,521,292	—	—	111,537,136	106,635,518	1,415,383	3,343,040

Multimanager Mid Cap Growth	3,043,981	4,128,512	—	—	—	83,221,222	3,069,989	4,100,311

Multimanager Mid Cap Value	4,821,485	11,956,713	3,755,335	—	13,148,254	80,529,778	560,811	11,960,386

Multimanager Small Cap Growth	2,535,039	102,520	—	—	24,310,615	12,226,903	2,369,788	101,427

Multimanager Small Cap Value	3,268,398	4,501,548	—	—	70,233,923	86,605,208	—	3,389,593

Multimanager Technology	—	—	—	—	—	—	—	—

Target 2015 Allocation	1,952,642	924,929	—	—	443,794	71,472	—	280,687

Target 2025 Allocation	1,595,453	1,153,544	—	70,416	474,399	134,797	—	431,133

Target 2035 Allocation	653,191	618,788	—	28,830	235,561	48,431	—	271,474

Target 2045 Allocation	253,717	386,856	—	26,023	145,251	162,141	—	206,051

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2008 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
AXA Conservative Allocation	$8,707,665	$(8,707,665)	$—

AXA Conservative-Plus Allocation	8,366,859	(8,366,859)	—

AXA Moderate Allocation	67,841,687	(67,841,687)	—

AXA Moderate-Plus Allocation	61,402,704	(61,402,704)	—

AXA Aggressive Allocation	14,708,890	(14,708,890)	—

Multimanager Aggressive Equity	105,474	1,317,416	(1,422,890)

Multimanager Core Bond	4,996,500	8,201,971	(13,198,471)

Multimanager Health Care	1,929,600	(626,983)	(1,302,617)

Multimanager High Yield	4,298,615	64,306,533	(68,605,148)

Multimanager International Equity	(2,875,398)	2,875,398	—

Multimanager Large Cap Core Equity	28,163	81,195	(109,358)

Multimanager Large Cap Growth	1,569,542	2,132	(1,571,674)

Multimanager Large Cap Value	158,656	48,299	(206,955)

Multimanager Mid Cap Growth	4,393,613	76,297	(4,469,910)

Multimanager Mid Cap Value	(466,515)	606,993	(140,478)

Multimanager Small Cap Growth	4,091,645	8,718	(4,100,363)

Multimanager Small Cap Value	(107,100)	566,839	(459,739)

Multimanager Technology	3,791,284	(63,767)	(3,727,517)

Target 2015 Allocation	434,735	(435,842)	1,107

Target 2025 Allocation	463,865	(463,997)	132

Target 2035 Allocation	227,492	(230,873)	3,381

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December 31, 2008

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
Target 2045 Allocation	$116,440	$(116,915)	$475

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2008 to December 31, 2008, the Portfolios elected to defer until the first business day of 2009 for U.S. Federal income tax purposes, net capital and net currency losses, as follows:

Portfolios:	Net Currency Loss	Net Capital Loss
AXA Conservative Allocation	$—	$—

AXA Conservative-Plus Allocation	—	—

AXA Moderate Allocation	—	—

AXA Moderate-Plus Allocation	—	—

AXA Aggressive Allocation	—	—

Multimanager Aggressive Equity	163	118,129,481

Multimanager Core Bond	10,050,543	2,706,811

Multimanager Health Care	346,570	5,050,063

Multimanager High Yield	3,497,482	39,568,891

Multimanager International Equity	—	74,647,735

Multimanager Large Cap Core Equity	25,655	42,907,967

Multimanager Large Cap Growth	—	27,850,175

Multimanager Large Cap Value	—	77,995,731

Multimanager Mid Cap Growth	3,797	36,215,832

Multimanager Mid Cap Value	225	107,415,490

Multimanager Small Cap Growth	—	55,161,614

Multimanager Small Cap Value	—	53,336,692

Multimanager Technology	11,597	31,385,925

Target 2015 Allocation	—	—

Target 2025 Allocation	—	—

Target 2035 Allocation	—	—

Target 2045 Allocation	—	—

Fees Paid Indirectly:

For all Portfolios, the Board of Trustees has approved the payment of certain Trust expenses using brokerage service arrangements. These payments are reflected on the Statements of Operations. For the year ended December 31, 2008, several Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
Multimanager Aggressive Equity	$441,379

Multimanager Health Care	70,991

Multimanager International Equity	4,486

Multimanager Large Cap Core Equity	64,023

Multimanager Large Cap Growth	294,456

Multimanager Large Cap Value	439,971

Multimanager Mid Cap Growth	710,043

Multimanager Mid Cap Value	1,394,526

Multimanager Small Cap Growth	289,550

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Amount
Multimanager Small Cap Value	$636,475

Multimanager Technology	50,602

Securities Lending:

For all Portfolios, the Board of Trustees has approved the lending of portfolio securities, through its custodian bank, JPMorgan Chase Bank (“JPMorgan”), acting as lending agent, to certain approved broker-dealers in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of Portfolio securities will be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan invests the cash collateral on behalf of the Portfolios and retains a portion of the interest earned. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolio’s investment of its cash reserves and the Portfolio bears all of the gains and losses on such investments. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The net amount of interest earned, after the interest rebate, is included in the Statements of Operations as securities lending income. At December 31, 2008, the cash collateral received by each Portfolio for securities loaned was invested by JPMorgan and is summarized in the Portfolio of Investments. The Portfolios bear the risk of any loss in market value of the investments purchased with cash collateral.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options. The Portfolios, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Not more than 10% of a Portfolio’s net assets may be held as collateral for short sales against the box at any one time. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Portfolio bears the risk of potential inability of the broker to meet their obligation to perform.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts and options on futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts and options on futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and options on futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts and options on futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts and options on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities

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December 31, 2008

they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios held swaps at December 31, 2008.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2008.

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December 31, 2008

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Note 2    Management of the Trust

The Trust has entered into two separate investment management agreements (the “Management Agreements”) with AXA Equitable. The Management Agreement for the Portfolios (other than the AXA Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio: (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters: (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the AXA Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the underlying funds in which to invest and the appropriate allocations for each of the AXA Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. For the year ended December 31, 2008, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
AXA Conservative Allocation	0.10% of average daily net assets

AXA Conservative-Plus Allocation	0.10% of average daily net assets

AXA Moderate Allocation	0.10% of average daily net assets

AXA Moderate-Plus Allocation	0.10% of average daily net assets

AXA Aggressive Allocation	0.10% of average daily net assets

Target 2015 Allocation	0.10% of average daily net assets

Target 2025 Allocation	0.10% of average daily net assets

Target 2035 Allocation	0.10% of average daily net assets

Target 2045 Allocation	0.10% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.650%	0.600%	0.575%	0.550%	0.525%

Multimanager Health Care	1.200	1.150	1.125	1.100	1.075

Multimanager International Equity	1.050	1.000	0.975	0.950	0.925

Multimanager Large Cap Core Equity	0.900	0.850	0.825	0.800	0.775

Multimanager Large Cap Growth	0.900	0.850	0.825	0.800	0.775

Multimanager Large Cap Value	0.900	0.850	0.825	0.800	0.775

Multimanager Mid Cap Growth	1.100	1.050	1.025	1.000	0.975

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	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Mid Cap Value	1.100%	1.050%	1.025%	1.000%	0.975%

Multimanager Small Cap Growth	1.050	1.000	0.975	0.950	0.925

Multimanager Small Cap Value	1.050	1.000	0.975	0.950	0.925

Multimanager Technology	1.200	1.150	1.125	1.100	1.075

	(as a percentage of average daily net assets)
	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager High Yield	0.600%	0.575%	0.550%	0.530%	0.520%

	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.600%	0.575%	0.550%	0.525%	0.500%

On behalf of the Trust, with the exception of the AXA Allocation Portfolios and Target Allocation Portfolios, the Manager has entered into investment advisory agreements (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3    Administrative Fees

Pursuant to an administrative agreement, AXA Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, the Trust shall pay to AXA Equitable an annual fee in accordance with the following schedule:

(i) $35,000 for each Portfolio and for each multi-advised Portfolio, each “sleeve” of the multi-advised Portfolio; and

(ii) With respect to all Portfolios except the Allocation Portfolios and the Target Allocation Portfolios (“Multimanager Portfolios”):

0.150 of 1% of total average net assets of the Multimanager Portfolios up to and including $15 billion;

0.125 of 1% of total average net assets of the Multimanager Portfolios in excess of $15 billion and up to and including $30 billion;

0.100 of 1% of total average net assets of the Multimanager Portfolios in excess of $30 billion; and

(iii) With respect to the Allocation Portfolios and Target Allocation Portfolios:

0.150 of 1% of total average net assets of the Allocation Portfolios and Target Allocation Portfolios (excluding the assets of the Multimanager Portfolios).

The foregoing calculations are based on the average daily net assets of the Trust as described. The fees will be computed, billed and payable monthly.

Pursuant to a sub-administration arrangement with AXA Equitable, J.P. Morgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

Note 4    Custody Fees

JPMorgan, an affiliate of J.P. Morgan Investor Services Co., serves as custodian of the Trust’s portfolio securities and other assets. The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. Under the terms of the Custody Agreement between the

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December 31, 2008

Trust and JPMorgan, JPMorgan maintains cash, securities and other assets of the Portfolios. JPMorgan is also required, upon the order of the Trust, to deliver securities held by JPMorgan, and make payments for securities purchased by the Trust. JPMorgan has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Note 5    Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”), both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class A and Class B shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the Trust (“Distribution Plan”). The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average daily net assets attributable to the Trust’s Class B shares for which it provides service. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class B shares. This limitation will be in effect at least until April 30, 2009. The Trust’s Class A shares are not subject to such fees.

Note 6    Expense Limitation

The Manager has contractually agreed to make payments or waive its fees to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2009 (“Expense Limitation Agreement”). The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. AXA Equitable may be reimbursed the amount of any such payments and waivers in the future provided that the payments and waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense ratio cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped any eligible previous payments and waivers made, the Portfolio will be charged such lower expenses. The expenses as a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan) for each Portfolio are limited to:

Portfolios:
AXA Conservative Allocation	0.10%

AXA Conservative-Plus Allocation	0.10%

AXA Moderate Allocation	0.10%

AXA Moderate-Plus Allocation	0.10%

AXA Aggressive Allocation	0.10%

Multimanager Core Bond	0.75%

Multimanager Health Care	1.60%

Multimanager International Equity	1.55%

Multimanager Large Cap Core Equity	1.10%

Multimanager Large Cap Growth	1.10%

Multimanager Large Cap Value	1.10%

Multimanager Mid Cap Growth	1.35%

Multimanager Mid Cap Value	1.35%

Multimanager Small Cap Growth	1.30%

Multimanager Small Cap Value	1.30%

Multimanager Technology	1.60%

Target 2015 Allocation	0.35%

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Portfolios:
Target 2025 Allocation	0.35%

Target 2035 Allocation	0.35%

Target 2045 Allocation	0.35%

During the year ended December 31, 2008, the Manager received $247,337 in recoupment for all of the Portfolios within the Trust. These recoupments in excess of waivers during the year are presented as Recoupment Fees in the Statement of Operations. At December 31, 2008, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through			Total Eligible for Reimbursement
Portfolios:	2009	2010	2011
AXA Conservative Allocation	$618,709	$1,007,400	$2,000,202	$3,626,311

AXA Conservative-Plus Allocation	1,196,229	1,828,927	2,639,563	5,664,719

AXA Moderate Allocation	11,899,559	14,811,005	16,225,583	42,936,147

AXA Moderate-Plus Allocation	7,678,378	14,795,509	18,138,784	40,612,671

AXA Aggressive Allocation	1,843,837	4,142,198	5,313,541	11,299,576

Multimanager Core Bond	1,606,496	1,435,547	300,242	3,342,285

Multimanager Large Cap Growth	63,008	73,575	140,289	276,872

Target 2015 Allocation	40,611	108,122	129,824	278,557

Target 2025 Allocation	40,627	106,806	131,260	278,693

Target 2035 Allocation	40,740	113,404	148,465	302,609

Target 2045 Allocation	40,673	100,020	149,579	290,272

The AXA Allocation Portfolios and the Target Allocation Portfolios invest exclusively in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable. Therefore, each AXA Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each AXA Allocation Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each AXA Allocation Portfolio’s investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
AXA Conservative Allocation	0.55% to 0.80%

AXA Conservative-Plus Allocation	0.60% to 0.85%

AXA Moderate Allocation	0.65% to 0.90%

AXA Moderate-Plus Allocation	0.70% to 0.95%

AXA Aggressive Allocation	0.80% to 1.05%

Target 2015 Allocation	0.45% to 0.70%

Target 2025 Allocation	0.45% to 0.70%

Target 2035 Allocation	0.45% to 0.70%

Target 2045 Allocation	0.45% to 0.70%

Thus, the net expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio, including the AXA Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation	0.65% to 0.90%	0.90% to 1.15%

AXA Conservative-Plus Allocation	0.70% to 0.95%	0.95% to 1.20%

AXA Moderate Allocation	0.75% to 1.00%	1.00% to 1.25%

AXA Moderate-Plus Allocation	0.80% to 1.05%	1.05% to 1.30%

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Portfolios:	Class A	Class B
AXA Aggressive Allocation	0.90% to 1.15%	1.15% to 1.40%

Target 2015 Allocation	0.80% to 1.05%	1.05% to 1.30%

Target 2025 Allocation	0.80% to 1.05%	1.05% to 1.30%

Target 2035 Allocation	0.80% to 1.05%	1.05% to 1.30%

Target 2045 Allocation	0.80% to 1.05%	1.05% to 1.30%

Absent the Expense Limitation Agreement of the Allocation Portfolios and the Target Allocation Portfolios, the total expense ratio of the Class A shares and the Class B shares of each AXA Allocation Portfolio would range from:

Portfolios:	Class A	Class B
AXA Conservative Allocation	0.85% to 1.10%	1.10% to 1.35%

AXA Conservative-Plus Allocation	0.90% to 1.15%	1.15% to 1.40%

AXA Moderate Allocation	0.92% to 1.17%	1.17% to 1.42%

AXA Moderate-Plus Allocation	0.97% to 1.22%	1.22% to 1.47%

AXA Aggressive Allocation	1.08% to 1.33%	1.33% to 1.58%

Target 2015 Allocation	1.00% to 1.25%	1.25% to 1.50%

Target 2025 Allocation	1.02% to 1.27%	1.27% to 1.52%

Target 2035 Allocation	1.39% to 1.64%	1.64% to 1.89%

Target 2045 Allocation	2.08% to 2.33%	2.33% to 2.58%

The above Allocation Portfolio information is based on a weighted-average range of the expense ratios since the average assets of each AXA Allocation Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of an AXA Allocation Portfolio’s assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios. An investor could realize lower overall expenses by allocating investments directly to the Underlying Portfolios.

Note 7    Trustees Deferred Compensation Plan

A deferred compensation plan (the “Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2008, the total amount deferred by the Trustees participating in the Plan was $455,486.

Note 8    Percentage of Ownership by Affiliates

At December 31, 2008, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
AXA Aggressive Allocation	0.01%

AXA Conservative Allocation	—#

AXA Conservative-Plus Allocation	0.02

AXA Moderate Allocation	0.01

AXA Moderate-Plus Allocation	—#

Multimanager Aggressive Equity	0.06

Multimanager Core Bond	0.04

Multimanager Health Care	0.02

Multimanager High Yield	0.02

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Portfolios:	Percentage of Ownership
Multimanager International Equity	0.03%

Multimanager Large Cap Core Equity	0.06

Multimanager Large Cap Growth	0.03

Multimanager Large Cap Value	0.01

Multimanager Mid Cap Growth	0.01

Multimanager Mid Cap Value	0.04

Multimanager Small Cap Growth	0.03

Multimanager Small Cap Value	0.01

Multimanager Technology	0.05

Target 2015 Allocation	0.02

Target 2025 Allocation	—#

Target 2035 Allocation	4.96

Target 2045 Allocation	7.72

# Percentage of ownership is less than 0.005%.

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio and the Crossings Portfolios of the EQ Advisors Trust, also advised by AXA Equitable, and the AXA Allocation Portfolios and Target Allocation Portfolios. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, each Crossings Portfolio, and each AXA Allocation Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2008.

Portfolios:	All Asset Allocation
Multimanager Core Bond	0.30%

Multimanager High Yield	0.19

Multimanager International Equity	0.59

Multimanager Large Cap Core Equity	1.12

Multimanager Large Cap Value	0.54

Multimanager Mid Cap Growth	0.35

Multimanager Mid Cap Value	0.65

Multimanager Small Cap Growth	0.96

Multimanager Small Cap Value	0.09

Portfolios:	Crossings Aggressive Allocation	Crossings Conservative Allocation	Crossings Conservative- Plus Allocation	Crossings Moderate Allocation	Crossings Moderate- Plus Allocation
Multimanager High Yield	—%	—%#	—%#	—%#	—%

# Percentage of ownership is less than 0.005%.

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Portfolios:	AXA Aggressive Allocation	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation
EQ/BlackRock Basic Value Equity	1.40%	2.60%	20.76%	30.39%	10.52%

EQ/BlackRock International Value	0.54	1.17	8.81	20.47	10.62

EQ/Boston Advisors Equity	1.86	4.84	19.37	24.14	6.01

EQ/Davis New York Venture	1.97	3.34	20.36	30.30	14.55

EQ/Evergreen International Bond	9.67	7.04	31.61	—	—

EQ/Franklin Small Cap Value	—	4.52	24.16	32.63	14.32

EQ/GAMCO Small Company Value	—	1.50	11.86	14.73	6.52

EQ/International Core PLUS	1.07	2.72	20.41	30.52	8.11

EQ/Large Cap Core PLUS	2.62	3.98	30.43	38.33	12.18

EQ/Large Cap Growth PLUS	2.09	3.29	24.01	36.53	14.28

EQ/Large Cap Value PLUS	0.15	0.20	2.75	5.04	1.80

EQ/Long Term Bond	10.95	7.29	34.56	29.83	—

EQ/Marsico Focus	0.04	0.07	0.30	0.38	0.27

EQ/Money Market	8.19	6.16	10.82	3.73	—

EQ/PIMCO Real Return	5.42	4.16	20.84	13.87	1.22

EQ/Quality Bond PLUS	1.84	1.97	39.36	8.36	0.44

EQ/Short Duration Bond	12.78	7.49	38.13	31.38	—

EQ/Small Company Index	—	0.84	14.07	8.35	0.96

EQ/Van Kampen Emerging Markets Equity	0.30	0.67	5.51	7.63	2.56

Multimanager Core Bond	4.20	4.97	3.63	28.19	30.74

Multimanager High Yield	—	5.20	4.13	23.16	—

Multimanager International Equity	10.76	1.07	2.87	23.72	35.99

Multimanager Large Cap Core Equity	14.42	2.77	3.56	21.63	42.12

Multimanager Large Cap Value	13.13	1.73	3.22	18.77	33.08

Multimanager Mid Cap Growth	4.88	1.86	1.39	11.74	14.10

Multimanager Mid Cap Value	5.52	—	2.03	16.92	21.79

Multimanager Small Cap Growth	12.18	—	—	17.69	33.06

Multimanager Small Cap Value	3.98	—	0.64	4.37	22.12

# Percentage of ownership is less than 0.005%.

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Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	32.48%	35.22%	17.64%	9.21%

EQ/Bond Index	23.52	13.59	2.83	—

EQ/Equity 500 Index	0.62	0.79	0.43	0.23

EQ/PIMCO Real Return	0.03	0.02	0.01	—

EQ/Small Company Index	0.41	0.55	0.26	0.15

EQ/Van Kampen Emerging Market Equity	0.20	0.20	0.10	0.05

Multimanager Aggressive Equity	0.35	0.37	0.17	0.09

Multimanager High Yield	0.26	0.16	0.05	—

Multimanager Large Cap Value	0.20	0.20	0.09	0.04

Multimanager Mid Cap Growth	0.03	0.03	0.02	0.02

Multimanager Mid Cap Value	0.22	0.25	0.10	0.05

Note 9 New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note 10 Substitution and Reorganization Transactions

On May 25, 2007, the net assets of the EQ/Small Cap Value Portfolio, an affiliate of the Trust, merged into the Multimanager Small Cap Value Portfolio, a shell fund with no prior operations. The information for the period January 1, 2007 through May 25, 2007 and for prior periods is that of the predecessor EQ/ Small Cap Value Portfolio.

On May 25, 2007, the net assets of the EQ/Small Company Growth Portfolio, an affiliate of the Trust, merged into the Multimanager Small Cap Growth Portfolio, a shell fund with no prior operations. The information for the period January 1, 2007 through May 25, 2007 and for prior periods is that of the predecessor EQ/Small Company Growth Portfolio.

At a shareholder meeting that occurred on May 24, 2007, shareholders voted to approve an Agreement or Plan of Reorganization and Termination relating to the reorganization of the EQ/Wells Fargo Montgomery Small Cap Portfolio, a series of the EQ Advisors Trust, into the Multimanager Small Cap Growth Portfolio, a series of the Trust. The reorganization occurred on July 6, 2007.

After the close of business on July 6, 2007, Multimanager Small Cap Growth Portfolio acquired the net assets of the EQ/Wells Fargo Montgomery Small Cap Portfolio, an affiliate of the Trust, pursuant to a Plan of Reorganization and Termination (the “Plan”). For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange of 16,003,257 Class B shares of Multimanager Small Cap Growth Portfolio (valued at $170,425,185) for the Class IA and IB shares of EQ/ Wells Fargo Montgomery Small Cap Portfolio outstanding on July 6, 2007. EQ/Wells Fargo Montgomery Small Cap Portfolio’s net assets at that date ($170,425,185), including $20,852,497 of unrealized appreciation, were combined with those of Multimanager Small Cap Growth Portfolio. Prior to the combination, the net assets of the portfolio totaled $302,623,190. Immediately after the combination, the net assets of the portfolio totalled $473,048,375.

On January 22, 2008, AXA Equitable contributed $100,000 in seed capital to the Class A shares of the Multimanager Small Cap Growth Portfolio.

AXA PREMIER VIP TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2008

Note 11 Subsequent Events

At a meeting held on December 11, 2008, the Trustees approved an amendment to the Expense Limitation Agreement, which establishes a maximum total annual operating expense limit for each AXA Allocation Portfolio that includes the Underlying Portfolios fees and expenses. Effective January 1, 2009, expenses for each AXA Allocation Portfolio will be limited to:

Portfolios:	As a percentage of daily average net assets (excluding the 0.25% annual fee under the Trust’s Class B Distribution Plan)
AXA Conservative Allocation	0.75%

AXA Conservative-Plus Allocation	0.85

AXA Moderate Allocation	0.90

AXA Moderate-Plus Allocation	0.95

AXA Aggressive Allocation	1.00

Effective January 1, 2009, AXA Equitable is not eligible to recoup any waivers or reimbursements made prior to January 1, 2009 for the AXA Allocation Portfolios, Multimanager Core Bond and Multimanager Large Cap Core Equity.

At the same meeting, the Trustees approved the proposal to establish an additional allocated portion to each portfolio, with the exception of the AXA Allocation Portfolios and the Target Allocation Portfolios, that seeks to achieve the performance returns of a specific index (“Index Allocated Portion”). The Index Allocation Portion will be established on or about January 15, 2009.

At the same meeting, the Trustees approved the appointment of SSgA Funds Management, Inc. to serve as adviser to the Index Allocated Portion of each Portfolio.

At the same meeting, the Trustees approved the following Management fee structure effective January 1, 2009:

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%

Multimanager Health Care	0.950	0.900	0.875	0.850	0.825

Multimanager International Equity	0.850	0.800	0.775	0.750	0.725

Multimanager Large Cap Core Equity	0.700	0.650	0.625	0.600	0.575

Multimanager Large Cap Growth	0.750	0.700	0.675	0.650	0.625

Multimanager Large Cap Value	0.750	0.700	0.675	0.650	0.625

Multimanager Mid Cap Growth	0.800	0.750	0.725	0.700	0.675

Multimanager Mid Cap Value	0.800	0.750	0.725	0.700	0.675

Multimanager Small Cap Growth	0.850	0.800	0.775	0.750	0.725

Multimanager Small Cap Value	0.850	0.800	0.775	0.750	0.725

Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager High Yield	0.550%	0.525%	0.500%	0.480%	0.470%

	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AXA Premier VIP Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the AXA Premier VIP Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 13, 2009

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2008 (UNAUDITED)

During the six-month period ended December 31, 2008, the Board of Trustees of AXA Premier VIP Trust (the “Trust”), including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), unanimously approved or renewed the Investment Management Agreements with AXA Equitable (“Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Agreements Approved or Renewed by the Trust’s Board of
Portfolios	Trustees with respect to the Portfolio(s)

AXA Aggressive Allocation Portfolio	Management Agreement with AXA Equitable
AXA Conservative Allocation Portfolio
AXA Conservative-Plus Allocation Portfolio
AXA Moderate Allocation Portfolio
AXA Moderate-Plus Allocation Portfolio
(collectively, the “Allocation Portfolios”)
Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio
(collectively, the “Target Allocation Portfolios”)

Management Agreement with AXA Equitable
Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”)
Advisory Agreement with ClearBridge Advisors, LLC
Multimanager Aggressive Equity Portfolio	Advisory Agreement with Legg Mason Capital Management, Inc.
Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)
Advisory Agreement with SSgA Funds Management, Inc. (“SSgA FM”)*

Management Agreement with AXA Equitable
Advisory Agreements with BlackRock Financial Management, Inc.
Multimanager Core Bond Portfolio	Advisory Agreement with Pacific Investment Management Company, LLC (“PIMCO”)
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with Invesco AIM Capital Management, Inc.
Multimanager Health Care Portfolio	Advisory Agreement with RCM Capital Management LLC (“RCM”)
Advisory Agreement with Wellington Management Company, LLP (“Wellington”)
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with PIMCO
Multimanager High Yield Portfolio	Advisory Agreement with Post Advisory Group, LLC
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with AllianceBernstein
Multimanager International Equity Portfolio	Advisory Agreement with JPMorgan Investment Management Inc.
Advisory Agreement with Marsico
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with AllianceBernstein
Multimanager Large Cap Core Equity Portfolio	Advisory Agreement with Janus Capital Management LLC
Advisory Agreement with Thornburg Investment Management, Inc.
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Multimanager Large Cap Growth Portfolio**	Advisory Agreement with T. Rowe Price Associates, Inc.
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with AllianceBernstein
Advisory Agreement with Institutional Capital LLC
Multimanager Large Cap Value Portfolio	Advisory Agreement with MFS Investment Management
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with AllianceBernstein
Multimanager Mid Cap Growth Portfolio**	Advisory Agreement with Franklin Advisers, Inc.
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)
Advisory Agreement with TCW Investment Management Company (“TCW”)
Multimanager Mid Cap Value Portfolio	Advisory Agreement with Wellington
Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”)*
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with Eagle Asset Management, Inc.
Multimanager Small Cap Growth Portfolio**	Advisory Agreement with Wells Capital Management Inc. (“Wells Capital”)
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with Franklin Advisory Services, LLC
Multimanager Small Cap Value Portfolio**	Advisory Agreement with Lazard Asset Management LLC
Advisory Agreement with SSgA FM*

Management Agreement with AXA Equitable
Advisory Agreement with Firsthand Capital Management, Inc.
Multimanager Technology Portfolio	Advisory Agreement with RCM
Advisory Agreement with Wellington
Advisory Agreement with SSgA FM*

* Initial approval of the Advisory Agreement.

** The investment advisory agreements with Westfield Capital Management Company, LLC (Multimanager Large Cap Growth Portfolio), Goodman & Co. NY Ltd. (Multimanager Large Cap Growth Portfolio), Wellington (Multimanager Mid Cap Growth Portfolio), Wells Capital (Multimanager Small Cap Growth Portfolio) and Pacific Global Investment Management Company (Multimanager Small Cap Value Portfolio) are not included in the table above because their continuance is not scheduled to be considered by the Board until July 2009.

The Board considered the annual renewal of Agreements at a meeting on July 23-24, 2008, the initial approval of an Advisory Agreement between AXA Equitable and Tradewinds at a meeting on September 24, 2008 and the initial approval of an Advisory Agreement between AXA Equitable and SSgA FM at a meeting on December 11, 2008. In approving or renewing each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected

Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio (and, where applicable, each portion of the Portfolio advised by a different Adviser) as compared to a peer group and an appropriate benchmark or, with respect to the initial approval of an Advisory Agreement, the performance of comparable accounts advised by the new Adviser as compared to an appropriate benchmark; (3) the level of the Portfolio’s management and subadvisory fees; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling.

Moreover, with respect to the Portfolios with multiple Advisers (the “Multi-Adviser Portfolios”), the Board considered factors in the context of the overall objectives for the Portfolios including the following: (1) to offer multiple Advisers with different investment styles and disciplines for each Multi-Adviser Portfolio; (2) to seek to provide performance over extended market cycles that exceeds the performance of the relevant benchmark with lower volatility by combining different investment styles and Advisers within the same discipline; (3) to offer a product to investors that provides access to Advisers that may not otherwise be available to many of the Portfolios’ investors because of those Advisers’ minimum investment amounts; and (4) to provide active oversight through the Manager’s monitoring of compliance with performance, volatility and other stated objectives. The Board considered the fact that the cost of creating and maintaining this structure may place the Multi-Adviser Portfolios in a comparatively high mutual fund expense quartile. However, the Board factored into its decision on the relevant Management Agreement the totality of services provided by the Manager and the fact that the disclosure of all fees and expenses is explicit to potential and current shareholders.

In connection with its deliberations, the Board, among other things, received information, in advance of the meetings at which the Agreements were approved or renewed, from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. The Independent Trustees also met several times in advance of the meetings at which the Agreements were approved or renewed, and in executive session during the meetings as they deemed necessary, to review the information provided. The Board received, and primarily considered, the most current information reasonably available at the time of each meeting and also took into account the totality of the performance, fee, expense and other information regarding each Portfolio provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature and quality of the services provided by the Manager and each Adviser to each Portfolio, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. In considering the renewal of the Management Agreements, the Board noted the responsibilities of the Manager to the Trust and each Portfolio. In particular, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers for the Multi-Adviser Portfolios, oversight of the selection of investments by Advisers for the Multi-Adviser Portfolios, oversight of other service providers to the Portfolios, the selection of investments for the Allocation Portfolios and Target Allocation Portfolios, oversight of compliance with the Portfolios’ investment objectives and policies as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. In addition, the Board reviewed information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Allocation Portfolios and Target Allocation Portfolios as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

In considering the approval or renewal of the Advisory Agreements, the Board also noted the responsibilities of each Adviser to the Multi-Adviser Portfolio(s) it advises. In particular, the Board considered that each Adviser is responsible for making investment decisions on behalf of each of the allocated portions of the Portfolio(s) it advises, placing all orders for the purchase and sale of investments for each of the allocated portions it advises with brokers or dealers and performing related administrative functions. In addition, the Board reviewed requested information regarding, among other things, each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Multi-Adviser Portfolios.

As discussed further below with respect to each Portfolio, the Board also received and reviewed information regarding the short, intermediate- and long-term performance of each Portfolio (or, in the case of a new Adviser, of comparable accounts) over multiple periods, which generally included annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and/or peer group(s) provided by Lipper, Inc. (“Lipper”), an independent third party company (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. The Board also generally considered the performance of the allocated portions of each Multi-Adviser Portfolio and the Manager’s representations as to whether the performance of the portions allocated to each of the Advisers met expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board also reviewed the fees payable under each Agreement. In connection with its deliberations regarding the annual renewal of the Management Agreements, the Board examined the management fees paid by each Portfolio in light of fees charged by the Manager to similar portfolios that serve as underlying funds for variable insurance products that are advised by other investment advisers. The Board also considered the quality and level of services provided and the Manager’s responsibilities to each Portfolio. The Board further considered a report provided by Lipper containing information regarding the contractual and net management fee (including the administration fee) and the total or net expense ratios for each Portfolio relative to the median and average management fee and expense ratio of its Lipper peer group (“Lipper Peer Group”) (with the first quartile having the lowest fees and expenses of the peer group and the fourth quartile having the highest fees and expenses of the peer group). For the Multi-Adviser Portfolios, the Board also considered a separate report provided by Lipper containing similar information regarding the management fee and expense ratios for each Multi-Adviser Portfolio relative to the median and average management fee and expense ratio for a peer group of multi-adviser portfolios (“Multi-Adviser Peer Group”). The Board considered that the contractual management fee and expense ratios for each Multi-Adviser Portfolio generally were higher than the median contractual management fee and expense ratio for the Lipper Peer Group. The Board noted, however, that the higher contractual management fees and expense ratios were consistent with the higher costs and greater complexity associated with multi-manager funds and with the higher contractual median management fees and expense ratios of the funds in the Multi-Adviser Peer Group when compared to the Lipper Peer Group. The Board also considered that the Multi-Adviser Portfolios’ contractual management fee rates include breakpoints that reduce the applicable management fee rates as assets increase and that the Manager had undertaken contractual and voluntary expense limitations with respect to certain Portfolios. The Board also reviewed and considered the aggregate expense ratios incurred by shareholders of the Allocation Portfolios and the Target Allocation Portfolios.

The Board also considered the Manager’s presentation of its costs and profitability in providing services to the Portfolios, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. In connection with its deliberations regarding the approval or renewal of the Advisory Agreements for the Multi-Adviser Portfolios, the Board also examined the advisory fees paid with respect to each Portfolio in light of the fees paid by similar portfolios advised by each Adviser. With respect to the Multi-Adviser Portfolios, the Board determined that the Manager’s management fee and profitability with respect to each Multi-Adviser Portfolio and each Multi-Adviser Portfolio’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Multi-Adviser Portfolios than each Adviser’s costs and profitability.

As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board considered other benefits that may be realized by the Manager, each Adviser and each of their respective affiliates from their relationships with the Trust. The Board noted, among other things, that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that two of the Manager’s affiliates, AllianceBernstein and AXA Rosenberg, serve as Advisers to certain Portfolios and receive advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which also are affiliated with the Manager, serve as the underwriters for the Trust and receive payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class B shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain tax benefits associated with such investments.

In its consideration of the Advisory Agreements, the Board received information regarding each Adviser’s procedures for executing portfolio transactions for the allocated portion of the Portfolio(s) it advises and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Based on these considerations, the Board determined, with respect to each Portfolio, that the Portfolio would benefit from the nature, quality and extent of the Manager’s and each Adviser’s services. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation for providing services to the applicable Portfolio(s) and the performance of each Portfolio. Based on the foregoing, the information described below and the more detailed information provided at the meetings, the Board, including the Independent Trustees, approved or renewed each Agreement.

AXA Aggressive Allocation Portfolio

In connection with its review of the Agreement relating to the AXA Aggressive Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the second quartile relative to the peer group and, therefore, is lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the first quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the first quartile relative to its Lipper peer group for the three-year period ended May 31, 2008, and was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its weighted benchmark for the three-year and since inception periods ended May 31, 2008, but slightly underperformed the benchmark for the one-year period ended on that date.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

AXA Conservative Allocation Portfolio

In connection with its review of the Agreement relating to the AXA Conservative Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the second quartile relative to its peer group and, therefore, was lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the second quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, but was in the fourth quartile for the three-year period ended on that date. The Board also considered that the Portfolio slightly underperformed its weighted benchmark for the one-year, three-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the three-year and since inception periods ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark. The Board noted that the Portfolio’s investment objective and policies generally are more conservative than those of other portfolios included in the peer group, which limits the Portfolio’s ability to outperform its peer group but also generally reduces the Portfolio’s risk profile.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its peer group and benchmark given the Portfolio’s conservative investment objective and policies.

AXA Conservative-Plus Allocation Portfolio

In connection with its review of the Agreement relating to the AXA Conservative-Plus Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was approximately equal to the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the second quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the three-year period ended May 31, 2008, but was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio had outperformed its weighted benchmark for the three-year and since inception periods ended May 31, 2008, but slightly underperformed the benchmark for the one-year period ended on that date.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

AXA Moderate Allocation Portfolio

In connection with its review of the Agreement relating to the AXA Moderate Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, as lower than the contractual management fee and was approximately equal to the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the first quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio had outperformed its weighted benchmark for the three-, five- and ten-year periods ended May 31, 2008, but had slightly underperformed the benchmark for the one-year period ended on that date. In addition, the Board considered that the Portfolio converted to its current fund-of-funds structure in August 2003 and that the performance of the Portfolio generally had improved as a result of the change.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

AXA Moderate-Plus Allocation Portfolio

In connection with its review of the Agreement relating to the AXA Moderate-Plus Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the first quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its weighted benchmark for the three-year and since inception periods ended May 31, 2008, but slightly underperformed the benchmark for the one-year period ended on that date.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

Target 2015 Allocation Portfolio

In connection with its review of the Agreement relating to the Target 2015 Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the first quartile relative to the peer group and, therefore, was lower than the median net management fee for the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving its entire management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio slightly underperformed its time weighted benchmark for the one-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the since inception period ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to the benchmark and efforts to improve the Portfolio’s performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its peer group, and with the Manager’s explanations of, and efforts to improve, the Portfolio’s performance.

Target 2025 Allocation Portfolio

In connection with its review of the Agreement relating to the Target 2025 Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the first quartile relative to the peer group and, therefore, was lower than the median net management fee for the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving its entire management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio slightly underperformed its time weighted benchmark for the one-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the since inception period ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board also was satisfied with the Portfolio’s performance given its relatively short operating history and its comparable performance relative to the benchmark, and with the Manager’s explanations of, and efforts to improve, the Portfolio’s performance.

Target 2035 Allocation Portfolio

In connection with its review of the Agreement relating to the Target 2035 Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the first quartile relative to the peer group and, therefore, was lower than the median net management fee for the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving its entire management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its time weighted benchmark for the since inception period and slightly underperformed the benchmark for the one-year period ended May 31, 2008, but that the Portfolio’s performance for the one-year period ended on that date generally was comparable to that of the benchmark. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

Target 2045 Allocation Portfolio

In connection with its review of the Agreement relating to the Target 2045 Allocation Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee was in the third quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager had agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the first quartile relative to the peer group and, therefore, was lower than the median net management fee for the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into an expense limitation arrangement with the Portfolio under which it was waiving its entire management fee to limit the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its time weighted benchmark for the one-year and since inception periods ended May 31, 2008. The Board took into consideration in connection with its review that the Portfolio commenced operations on September 1, 2006 and, therefore, had a relatively short operating history on which to evaluate performance.

Based on its review, the Board was satisfied that the Manager’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

Multimanager Aggressive Equity Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Aggressive Equity Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee and was in the third quartile relative to the peer group. The Board also noted that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the first quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the third quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board further considered that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios and that the Board and the Manager have made these fee reductions permanent by amending the relevant agreements. The Board noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one- and five-year periods ended May 31, 2008, and was in the fourth quartile for the three- and ten-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the five-year period ended May 31, 2008, but that the Portfolio underperformed the benchmark for the one-, three- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-year period ended May 31, 2008 generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board also considered that the Manager had taken steps to strengthen the Portfolio’s performance through the appointment of new Advisers in June 2005 and January 2007 and that the performance of the Portfolio generally had improved as a result of these changes.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board also was satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Core Bond Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Core Bond Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into an additional voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangements, was lower than the contractual management fee. The Board also noted that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, but was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008 and slightly underperformed its benchmark for the three-year, five-year and since inception periods ended on that date, but that the Portfolio’s performance for the three- and five-year periods ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark for the short- and medium-term time periods and with the Manager’s explanations and efforts to improve the Portfolio’s long-term performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Health Care Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Health Care Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into an additional voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board also considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares are in the fourth quartile relative to the Portfolio’s peer group and, therefore, are higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager have made the voluntary fee reductions permanent by amending the relevant agreements. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and efforts to improve performance relative to the peer group. The Board also factored into its evaluation the fact that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to the benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s performance relative to its peer group.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager High Yield Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager High Yield Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board further considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the second quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class B shares was in the fourth quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus and that the Board and the Manager had made these voluntary fee reductions permanent by amending the relevant agreements. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, but was in the third quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but that the Portfolio underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three- and five-year periods ended May 31, 2008 generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board also considered that the Manager had taken steps to improve the Portfolio’s performance through the appointment of a new Adviser for a portion of the Portfolio in June 2005 and that the performance of the Portfolio generally had improved as a result of this change.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s short-term performance relative to its peer group and benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s medium- and long-term performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager International Equity Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager International Equity Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares relative to its Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2008, but was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2008, but slightly underperformed its benchmark for the five-year and since inception periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark for the short-term periods and with the Manager’s explanations and efforts to improve the Portfolio’s long-term performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Large Cap Core Equity Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Large Cap Core Equity Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the three-year, five-year and since inception periods ended on that date generally was in line with the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to the benchmark for the medium- and long-term periods and with the Manager’s explanations and efforts to improve the overall performance of the Portfolio.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Large Cap Growth Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Large Cap Growth Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangements, was lower than the contractual management fee. The Board also noted that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the third and fourth quartiles, respectively, relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the one-year period ended on that date generally was comparable to that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had taken steps to improve the Portfolio’s performance by hiring a new Adviser for a portion of the Portfolio in January 2007 and that the performance of the Portfolio generally had improved as a result of this change. In addition, the Board noted that the Manager had recently taken further steps to improve the Portfolio’s performance by hiring additional new Advisers for certain portions of the Portfolio in June 2008, but the very short period of time during which the Advisers had been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Large Cap Value Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Large Cap Value Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the first quartile relative to its Lipper peer group for the five-year period ended May 31, 2008, and was in the second quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2008 and that the Portfolio had slightly underperformed its benchmark for the since inception period ended on that date.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Mid Cap Growth Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Mid Cap Growth Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2008, and was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the three-year period ended on that date generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had recently taken steps to improve the Portfolio’s performance by hiring a new Adviser in June 2008, but the very short period of time during which the Adviser had been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Mid Cap Value Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Mid Cap Value Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, and was in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2008, but underperformed its benchmark for the five-year and since inception periods ended on that date. The Board noted, however, that the Portfolio’s performance for the five-year period ended May 31, 2008 generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for the short- and medium-term time periods and with the Manager’s explanations and efforts to improve the overall performance of the Portfolio relative to its peer group and benchmark.

At a subsequent Board meeting in September 2008, the Board considered and approved a new Advisory Agreement with Tradewinds to replace one of the then-current Advisers to the Portfolio. In connection with its approval of the new Advisory Agreement, the Board considered the subadvisory fees to be paid thereunder, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as a result of the Advisory Agreement with Tradewinds. In addition, the Board reviewed the performance of the comparable accounts managed by Tradewinds and considered that they outperformed their benchmark for the one-year, three-year, five-year and since inception periods ended June 30, 2008. Based on its review, the Board was satisfied that the Adviser’s proposed compensation was fair and reasonable. The Board also was satisfied with the Adviser’s performance with respect to similar accounts.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Small Cap Growth Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Small Cap Growth Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee. The Board also noted that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the second quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the fourth quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board noted that the Manager had entered into expense limitation arrangements with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2008, and was in the fourth quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the since inception period ended May 31, 2008, but had underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board considered that the Manager had taken steps to improve the Portfolio’s performance by hiring a new Adviser for a portion of the Portfolio in October 2007 and that the performance of the Portfolio had shown some improvement since the changes were made.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to the benchmark and with the Manager’s explanations and efforts to improve the overall performance of the Portfolio.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Small Cap Value Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Small Cap Value Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, was lower than the contractual management fee. The Board also noted that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratio for the Portfolio’s Class A shares was in the second quartile relative to the Portfolio’s peer group and, therefore, was lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class B shares was in the fourth quartile relative to the Portfolio’s peer group and, therefore, was higher than the median expense ratio for the peer group. The Board noted that the Manager had entered into expense limitation arrangements with the Portfolio under which it was waiving a portion of its management fee to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio was in the fourth quartile relative to its peer group for the one-, three- and five-year periods ended May 31, 2008 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had recently taken steps to improve the Portfolio’s performance by hiring an additional Adviser for the Portfolio in June 2008, but that the very short period of time during which the Adviser had been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Multimanager Technology Portfolio

In connection with its review of the annual renewal of Agreements relating to the Multimanager Technology Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee was in the fourth quartile relative to the Portfolio’s Lipper peer group and, therefore, was higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager had contractually agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios did not exceed certain levels as set forth in the prospectus. The Board further noted that the Manager had entered into a voluntary expense limitation arrangement with the Portfolio effective August 1, 2007 to reflect a $250 million reduction in the requisite asset levels necessary to reach each breakpoint of the Portfolio’s contractual management fee rate schedule and to reduce the applicable administration fee rate at certain asset levels of the Portfolio. The Board considered that it had approved a proposal by the Manager at its July 2008 meeting to make these voluntary fee reductions permanent by amending the relevant agreements.

The Board also considered that the expense ratios for the Portfolio’s Class A and Class B shares were in the fourth quartile relative to the Portfolio’s peer group and, therefore, were higher than the median expense ratio for the peer group. The Board noted, however, that the Manager had entered into expense limitation arrangements with the Portfolio under which it would waive all or a portion of its management fee and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios and that the Board and the Manager had made the voluntary fee reductions permanent by amending the relevant agreements. The Board considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board then evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing these services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class B shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the three-year, five-year and since inception periods ended May 31, 2008, but slightly underperformed its benchmark for the one-year period ended on that date. The Board noted, however, that the Portfolio’s performance for the one-year period ended May 31, 2008 generally was comparable to that of the benchmark. The Board also factored into its evaluation the fact that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation was fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

At a subsequent Board meeting in December 2008, the Board approved a proposal by the Manager that is intended to enhance the Portfolio’s overall performance relative to its volatility by more closely tracking the Portfolio’s benchmark. The proposal provided for the creation of an additional allocated portion that will track the performance of a broad-based index and allocating the remaining portion of the Portfolio’s assets to each of the actively managed portions of the Portfolio. In connection with the proposal, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA FM with respect to the index allocated portion of the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that the amended Management Agreement provided for a reduction in the fees paid with respect to the Portfolio. At the Board’s request, the Manager agreed to provide pro forma profitability data reflecting the lower advisory fees and reduced management fees as relating to the proposed new alignment of assets at the next Board review of Advisory and Management Agreements. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase through breakpoints. In addition, the Board reviewed SSgA FM’s experience and historical performance record in managing similar accounts. Finally, the Board requested from the Manager and received additional information about the proposal, which the Board considered as part of its review. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation was fair and reasonable and with the Manager’s efforts to enhance the Portfolio’s performance.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2008, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
AXA Conservative Allocation Portfolio	56.69%	$—	$—	$14,776,714

AXA Conservative-Plus Allocation Portfolio	41.29	—	—	36,745,585

AXA Moderate Allocation Portfolio	12.00	—	—	388,857,007

AXA Moderate-Plus Allocation Portfolio	40.91	—	—	559,424,936

AXA Aggressive Allocation Portfolio	67.01	—	—	206,971,528

Multimanager Aggressive Equity Portfolio	100.00	—	—	—

Multimanager Core Bond Portfolio	0.12	—	—	47,135,586

Multimanager Health Care Portfolio	11.08	—	1,292,146	1,578,860

Multimanager High Yield Portfolio	—	—	—	—

Multimanager International Equity Portfolio	3.31	1,954,948	45,386,493	18,979,649

Multimanager Large Cap Core Equity Portfolio	86.61	—	—	—

Multimanager Large Cap Growth Portfolio	53.40	—	—	—

Multimanager Large Cap Value Portfolio	97.43	—	—	3,521,292

Multimanager Mid Cap Growth Portfolio	—	—	—	4,128,512

Multimanager Mid Cap Value Portfolio	100.00	—	—	11,958,725

Multimanager Small Cap Growth Portfolio	9.46	—	—	102,520

Multimanager Small Cap Value Portfolio	100.00	—	—	4,501,548

Multimanager Technology Portfolio	—	—	—	—

Target 2015 Allocation Portfolio	55.78	—	—	924,929

Target 2025 Allocation Portfolio	60.04	—	—	1,153,544

Target 2035 Allocation Portfolio	76.54	—	—	618,788

Target 2045 Allocation Portfolio	100.00	—	—	386,856

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	86	None
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (57)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private equity investment firm; Co-founder and CEO of Excelsior Ventures Management, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	22	From 2002 to present, Director of Access Integrated Technologies, Inc.; from 2005 to present, director of Jones Apparel Group, Inc.

*   Affiliated with the Manager and Distributors.

** Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (Continued)
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (62)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	22	From 2007 to present, Trustee of the Merger Fund; from 1998 to present, Director and Chairman of Ayco Charitable Foundation.
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (51)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	22	None
Rayman Louis Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas, New York, New York 10104 (61)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	22	None

*   Affiliated with the Manager and Distributors.

** Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (53)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (38)	Chief Compliance Officer, Vice President and Anti- Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; Vice President and AML Compliance Officer from December 2005 to present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Funds Management Group; from August 2005 to June 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s Fund Management Group; from March 2004 to August 2005, Vice President of AXA Equitable and Compliance Officer of AXA Equitable’s Funds Management Group.
Brian E. Walsh 1290 Avenue of the Americas, New York, New York 10104 (41)	Chief Financial Officer and Treasurer	From June 2007 to present	From December 2002 to May 2007, Vice President and Assistant Treasurer of the Trust; from November 2001 to May 2007, Assistant Treasurer of the Trust; from February 2003 to present, Vice President of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Equitable; from July 2004 to present, a director of Enterprise Capital Management, Inc.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to August 2008, Counsel of AXA Equitable; from March 2005 September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President and Assistant Secretary	From June 2006 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.

*   Affiliated with the Manager and Distributors.

** Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
James D. Kelly 1290 Avenue of the Americas, New York, New York 10104 (40)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.
Carla Price 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Treasurer	From December 2006 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant AML Compliance Officer	From December 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to present, Associate Compliance Officer of AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (37)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Equitable.

*   Affiliated with the Manager and Distributors.

** Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http:// www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Gerald C. Crotty and Barry Hamerling each serve on its audit committee as an “audit committee financial expert” as defined in Item 3. Messrs. Crotty and Hamerling are each considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2008: $1,116,429 and fiscal year 2007: $706,545

(b)	Audit-Related Fees for fiscal year 2008: $55,374 and fiscal year 2007: $31,763

(c)	Tax Fees for fiscal year 2008: $293,563 and fiscal year 2007: $334,027

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2008: $0 and fiscal year 2007 $0

All other fees include amounts related to review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. With respect to audit fees, the audit committee also pre-approves an additional amount above the pre-approved amount to allow for unanticipated scope extensions and overruns. Any audit amounts in excess of the pre-approved amounts must be approved by the audit committee or its delegate prior to payment. The audit committee chair also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2008: $6,324,127

(h)	For fiscal year 2007: $6,224,020

(i)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed- End Management Investment Companies

Not applicable.

Item 9	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940” Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXA Premier VIP Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
March 5, 2009

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 5, 2009